                            SUNAMERICA SERIES TRUST

                      ------------------------------------
                                 ANNUAL REPORT

                                JANUARY 31, 2000









[POLARIS LOGO]                                            [POLARIS PLUS LOGO]



         THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS
                     OF THE POLARIS PLUS VARIABLE ANNUITY.

---------------------
              DEAR INVESTOR:

             We are pleased to present the SunAmerica Series Trust annual report for the year ended January 31, 2000. The SunAmerica Series Trust is one of the underlying trusts for variable annuities issued by Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. Several of SunAmerica's annuity products have the SunAmerica Series Trust in common as an underlying investment, but not all of the Series' portfolios are available in all of the products.

                The following is a general overview of the U.S. and global economies for the one-year reporting period. It is offered by nine of the ten investment managers who manage the portfolios in your variable annuity (Wellington Management Company, LLP, only manages the portfolios in the Anchor Series Trust, for which you will receive a separate and complete report). We also offer the managers' outlook for 2000 on the U.S. and global markets.

              THE YEAR IN REVIEW

              U.S. Economy

             The past year was a very exciting one for the U.S. economy. Davis
              Selected Advisers describes the economic environment for the period as "marked by aggressive Gross Domestic Product ("GDP") growth, continued consumer confidence and spending, and low levels of inflation and unemployment." Indeed, equity markets surged to record levels, spurred on by solid growth of corporate profits and gains in a few lead sectors. However, as Goldman Sachs Asset Management points out, the Federal Reserve Board was mindful of the risks associated with a shrinking labor supply and raised the fed funds rate by a total of 75 basis points, ending 1999 at 5.50%.

                Morgan Stanley Asset Management contends that, although rising interest rates and inflation are usually bad for stocks, markets shrugged off rising rates with growth surprises outpacing inflation surprises throughout 1999. In the currency markets, Alliance Capital Management notes that the dollar traded more or less 1:1 with the Euro in early December, but has traded in a narrow band against a stronger Yen since the beginning of the fourth quarter.

              U.S. Stock Market

             Last calendar year was an incredible year for overall index returns, with the Nasdaq, Dow Jones Industrial Average, S&P 500 and Russell 2000 all reaching new highs. Nevertheless, SunAmerica Asset Management Corp. (SAAMCo) reminds us that the strength of overall market returns does not accurately reflect the narrowness of performance in 1999's equity market. SAAMCo states that technology, the largest weighted industry group in the S&P 500 (approximately 30%), contributed 70% of the S&P's yearly return and goes on to calculate that, without this impact on performance, the S&P would only have been up a mere 7.5%.

                The year showed rapid, widespread market rotation. Putnam
              Investments observes that, for the first three months, large-cap growth stocks set records, but mid- and small-cap stocks did not participate in these gains. As the year progressed, large-cap stocks

        ------------------------------------------------------------------------

                                                           ---------------------

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              continued to lead the markets and growth outperformed value by a wide margin. The overall market finally retreated in January as continued GDP growth and a decreasing unemployment rate put more pressure on inflation rates, leading investors to expect further Federal Reserve interest rate increases.

              U.S. Bond Market

             The performance of the U.S. bond market appeared to be a reflection of a strong economic growth environment as well. Goldman Sachs draws attention to an early narrowing of fixed income spreads, but points out that the trend reversed mid-year, likely reflecting investor fears of oversupply resulting from increased new issuance. The bond market ended 1999 on a positive note and, as noted by First American Asset Management, bonds with 30-year maturities rallied sharply. However, heightened inflation fears at the end of January may have led to spread widening in most sectors. Both SAAMCo and Morgan Stanley observe that the rising interest rate environment later in the year led to high-yield debt generally outperforming investment grade government and corporate bonds.

              Global Market

             If there was a single theme for 1999, Morgan Stanley sums it up best as "global healing." Non-U.S. stock market performance was strong despite being held back by weaker European currencies, including a Euro which declined over the year. One of the more notable economic recoveries was in Japan, fueling healthier bond markets and a stronger Yen against the U.S. dollar. The Japanese economic expansion is seen by Putnam Investments as the effect of newer, faster growing telecommunications, computer, and information technology companies, and an expanding service sector.

                According to Morgan Stanley, the strongest performing regions were those which had suffered the most over the past three years. In the Pacific region, Hong Kong and Singapore, having been hardest hit by the emerging market debt crisis, outperformed the more stable economies of Australia and New Zealand. In fact, emerging markets benefited from a sharp economic rebound. Morgan Stanley attributes this to the attraction of capital resulting from a return to a more normal risk environment and goes on to explain that the Asian economies troughed early in the year and then began a strong recovery. Global bonds ended the year dramatically with yields sharply higher in Europe and the U.S.

              OUTLOOK FOR 2000

              U.S. Stock and Bond Markets

             While some money managers, such as Putnam Investments and Federated
              Investors, feel that the stock market's current leaders will continue to dominate, Davis Selected Advisers made the following observation about the technology sector leaders: "They're currently 'priced to perfection,' which we believe indicates a high degree of investment risk." Overall, there is recognition among the money managers that the stock market is starting the new century at a high valuation level with perhaps less opportunity for broad corporate earnings growth.

---------------------

---------------------

                In the bond markets, Alliance Capital Management sees higher yields cooling overheated U.S. domestic demand, but maintains that higher commodity prices will prevent any easing of inflation pressures. First American sees employment nearing record highs and contends that further growth in demand is likely and could spur inflation. Now that Y2K has passed uneventfully, the Federal Reserve is likely to feel less restrained in its efforts to bring GDP growth back to its target rate. Such an economic deceleration is seen by Federated Investors as something that "could require several 25-basis-point hikes over the next nine months."

              Global Market

             In the global market, Federated Investors predicts a year of stronger growth overseas and the other money managers tend to agree with that view. A bullish environment for corporate profits in non-U.S. markets is seen by Morgan Stanley Asset Management as the result of these markets being in a much earlier stage of the growth cycle. They have certainly started to outperform the U.S. and the money manager feels that this could continue.

                Japan seems likely to continue experiencing fundamental change.
              Alliance Capital anticipates further corporate restructuring there, with newer, smaller companies attracting more attention. In Europe, Putnam Investments foresees good investment opportunities. It forecasts real GDP growth of 2.7% in 2000, with a further decline in core inflation (to 1.4%) showing ample capacity for growth. First American views international market potential as good for "style-consistent, disciplined investors who may capture unusual opportunities to participate in the long-term advance of equities."

              IN CONCLUSION

             The general consensus is that the past year has been one of surging economic growth at home and a strong recovery worldwide. Most of your money managers see a handful of market leaders, predominantly in the technology sector, as being responsible for rising U.S. stock market performance. They also go on to warn that the Federal Reserve will exercise its prerogative to decelerate the economy by whatever degrees necessary, resulting in further tightening in the U.S. bond market. However, even if a slowdown in growth does occur, most managers share Putnam Investments' expectation that "the U.S. economy will remain relatively robust." In this light, the environment for equities could still be favorable. Alliance Capital Management has highlighted "strong productivity and a turned-up profit cycle in the U.S." and, once global interest rates stabilize, sees developed country equity markets posting further gains.

                One thing becomes dramatically apparent from the economic
              analysis and forecasts offered by these money managers: they are constantly seeking out and researching the most promising investment opportunities for their portfolios, striving to deliver you the best possible results. This underlines one of the main advantages of the portfolios in your variable annuity investment - that they provide the resources and expertise of some of the finest investment professionals in the world.

                                                           ---------------------

---------------------

                Of course, you shouldn't hesitate to contact your investment representative with any questions or concerns about your investments and, as the new reporting year progresses, we hope that you'll continue to enjoy the advantage of professional investment expertise backing your variable annuity. We would like to thank you for the trust you place in the management of your investment and look forward to reporting to you again.

              Sincerely,

              LOGO
              Eli Broad
              Chairman and Chief Executive Officer
              Anchor National Life Insurance Company
              First SunAmerica Life Insurance Company

              March 14, 2000

              --------------------------------

           Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial, and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.

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    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 89.2%                                  AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 4.3%
                       Citibank Canada 6.16% due 7/20/00...........................  $ 5,000,000   $   4,999,800
                       Commerzbank U.S. Finance, Inc. 5.07% due 2/09/00............    5,000,000       5,000,010
                       Deutsche Bank 6.52% due 1/16/01.............................    5,000,000       4,980,900
                       Rabobank Nederland NV 5.32% due 3/03/00.....................    5,000,000       4,999,796
                                                                                                   -------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost: $19,997,791)...........                   19,980,506
                                                                                                   -------------
                       COMMERCIAL PAPER -- 51.0%
                       Alliant Energy Corp. 5.88% due 2/08/00......................    6,350,000       6,342,740
                       Allied Signal, Inc. 5.25% due 3/03/00.......................    7,000,000       6,968,354
                       Bear Stearns Cos., Inc. 6.05% due 10/06/00..................    5,000,000       4,789,889
                       Cooper River Funding, Inc. 5.85% due 2/25/00................    5,000,000       4,980,500
                       Dean Foods Co. 5.91% due 3/13/00............................    7,600,000       7,548,846
                       Delaware Funding Corp. 5.55% due 2/03/00....................    5,297,000       5,295,367
                       Delaware Funding Corp. 5.83% due 2/24/00....................    5,000,000       4,981,376
                       du Pont (E.I.) de Nemours & Co. 5.65% due 2/25/00...........   10,000,000       9,962,333
                       Edison Asset Securitization 5.85% due 2/29/00...............    8,000,000       7,963,600
                       Falcon Asset Securitization Corp. 5.66% due 2/17/00.........    5,000,000       4,987,422
                       Falcon Asset Securitization Corp. 6.18% due 2/01/00.........    7,000,000       7,000,000
                       Fleet Funding Corp. 6.00% due 2/11/00.......................    8,000,000       7,986,667
                       Formosa Plastics Corp. 5.57% due 2/15/00....................    5,000,000       4,989,169
                       Forrestal Funding Master 5.90% due 5/16/00..................    5,000,000       4,911,625
                       Goldman Sachs Group LP 5.70% due 2/29/00....................   13,000,000      12,942,367
                       Govco, Inc. 5.89% due 2/04/00...............................    5,000,000       4,997,546
                       Honeywell International 5.70% due 2/22/00...................   10,000,000       9,966,750
                       Honeywell International 5.71% due 3/02/00...................    5,000,000       4,976,208
                       ING America Insurance Holdings, Inc. 5.83% due 2/17/00......    5,000,000       4,987,044
                       International Securitization Corp. 5.74% due 2/24/00........    5,000,000       4,981,664
                       Irish Permanent Trust 6.05% due 2/04/00.....................    5,000,000       4,997,479
                       Kittyhawk Funding 5.75% due 2/15/00.........................    5,000,000       4,988,819
                       Lakefront Funding 5.78% due 2/08/00.........................    5,000,000       4,994,381
                       Marsh & McLennan USA, Inc. 5.57% due 2/02/00................    5,000,000       4,999,226
                       Monte Rosa Capital Corp. 5.73% due 2/28/00..................    5,000,000       4,978,513
                       National Rural Utilities Corp. 5.78% due 2/11/00............    5,000,000       4,991,972
                       Northwestern University 5.82% due 3/07/00...................    5,000,000       4,971,708
                       Park Avenue Receivables Corp. 5.53% due 3/22/00(1)..........    5,000,000       5,000,000
                       Pegasus IV Ltd. 5.73% due 2/17/00...........................    5,000,000       4,987,267
                       Rockwell International Corp. 5.70% due 2/01/00..............    5,000,000       5,000,000
                       Rockwell International Corp. 5.73% due 2/01/00..............    6,785,000       6,785,000
                       Seven Eleven, Inc. 5.81% due 2/25/00........................    5,000,000       4,980,633
                       Silver Tower US Funding LLC 5.93% due 3/03/00...............    5,000,000       4,974,468
                       Snap On Tools Corp. 5.75% due 2/11/00.......................    7,000,000       6,988,820
                       Southern California Edison Co. 5.75% due 2/04/00............    5,000,000       4,997,604
                       Sydney Capital Corp., Inc. 6.00% due 2/04/00................    5,000,000       4,997,500
                       USAA Capital Corp. 5.50% due 2/17/00........................    5,000,000       4,987,778
                       Volkswagon of America, Inc. 5.80% due 2/04/00...............    5,000,000       4,997,583
                       Westways Funding 5.80% due 3/02/00..........................    8,000,000       7,961,333
                       Westways Funding 5.85% due 2/28/00..........................    5,000,000       4,978,063
                                                                                                   -------------
                       TOTAL COMMERCIAL PAPER (cost $238,121,670)..................                  238,117,614
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 22.2%
                       Albertson's, Inc. 5.76% due 2/14/00(1)......................  $ 5,000,000   $   4,978,065
                       American Express Centurion Bank 5.70% due 2/16/00(1)........    5,000,000       4,999,365
                       American Home Products Corp. 6.55% due 2/22/00(1)...........    8,000,000       8,000,000
                       AT&T Corp. 5.99% due 4/13/00(1).............................    5,000,000       4,979,981
                       Bank of America 5.25% due 2/09/00(1)........................    5,000,000       5,000,000
                       Campbell Soup Co. 4.83% due 4/13/00.........................    3,000,000       2,965,020
                       Chase Manhattan Bank USA National 5.72% due 2/25/00(1)......    5,000,000       5,000,275
                       Chase Manhattan Corp. 5.55% due 2/04/00.....................    5,000,000       4,997,687
                       Chase Manhattan Corp. 5.67% due 2/07/00.....................    5,000,000       4,995,275
                       FCC National Bank 5.11% due 2/23/00.........................   10,000,000       9,999,797
                       General Motors Acceptance Corp. 6.06% due 2/25/00(1)........    5,000,000       5,000,115
                       Goldman Sachs Group LP 6.12% due 2/14/00(1).................    2,000,000       2,000,000
                       Morgan (J.P.) & Co., Inc. 5.76% due 2/07/00(1)..............    5,000,000       4,999,750
                       Northern Rock PLC 6.11% due 3/14/00(1)......................    5,000,000       4,999,795
                       Philip Morris Cos., Inc. 6.15% due 3/15/00(1)...............   10,500,000      10,523,316
                       SBC Communications, Inc. 6.50% due 8/15/00..................    5,000,000       4,993,750
                       Sigma Finance Corp. 5.42% due 5/24/00.......................    5,000,000       5,000,000
                       Southtrust Bank NA Birmingham 5.70% due 2/01/00(1)..........    5,000,000       4,998,120
                       Special Purpose Accounts Recreation 5.75% due 2/22/00(1)....    5,000,000       5,000,000
                                                                                                   -------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $103,492,551)........                  103,430,311
                                                                                                   -------------
                       FEDERAL AGENCY OBLIGATIONS -- 9.3%
                       Federal Home Loan Banks 6.04% due 9/01/00...................    5,000,000       4,972,382
                       Federal National Mortgage Association 5.34% due 2/02/00.....   23,640,000      23,636,493
                       Federal National Mortgage Association 5.69% due 3/30/00.....    5,000,000       4,954,164
                       Tennessee Valley Authority 5.46% due 2/07/00................   10,000,000       9,990,900
                                                                                                   -------------
                       TOTAL FEDERAL AGENCY OBLIGATIONS (cost $43,581,557).........                   43,553,939
                                                                                                   -------------
                       MUNICIPAL BONDS -- 2.4%
                       Illinois Student Assistance Corp., Series B 5.75% due
                         2/02/00(1)................................................    4,000,000       4,000,000
                       Illinois Student Assistance Corp., Series D 5.75% due
                         2/02/00(1)................................................    3,000,000       3,000,000
                       Texas State General Obligation 5.75% due 2/02/00(1).........    4,445,000       4,445,000
                                                                                                   -------------
                       TOTAL MUNICIPAL BONDS (cost $11,445,000)....................                   11,445,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $416,638,569).............                  416,527,370
                                                                                                   -------------
                       REPURCHASE AGREEMENTS -- 17.4%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 17.4%
                       Paine Webber, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................   63,000,000      63,000,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account
                         (Note 3)..................................................   18,067,000      18,067,000
                                                                                                   -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $81,067,000)..............                   81,067,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $497,705,569)                             106.6%                      497,594,370
                       Liabilities in excess of other assets --           (6.6)                      (31,006,599)
                                                                        ------                     -------------
                       NET ASSETS --                                     100.0%                    $ 466,587,771
                                                                        ======                     =============


              -----------------------------

              (1) Variable rate security; date shown reflects next reset date;
                  rate as of January 31, 2000

              See Notes to Financial Statements

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    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO            INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 93.1%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 10.1%
                       Apparel & Textiles -- 0.7%
                       Collins & Aikman Floorcoverings, Inc. 10.00% 2007...........  $    50,000   $      48,937
                       Collins & Aikman Products Co. 11.50% 2006...................      150,000         145,500
                       GFSI, Inc., Series B 9.63% 2007.............................      150,000          90,188
                       Pillowtex Corp. 9.00% 2007..................................       75,000          28,500
                       Pillowtex Corp. 10.00% 2006.................................      175,000          66,500
                       Polymer Group, Inc., Series B 8.75% 2008....................      150,000         140,625
                       Polymer Group, Inc., Series B 9.00% 2007....................      250,000         237,500
                       Reliance Industries, Ltd. 8.25% 2027*.......................      500,000         474,955
                       Automotive -- 2.1%
                       Aftermarket Technology Corp. 12.00% 2004....................      150,000         150,000
                       American Axle & Manufacturing, Inc. 9.75% 2009..............      300,000         298,500
                       Avis Rent A Car, Inc. 11.00% 2009...........................      100,000         103,500
                       Dana Corp. 6.25% 2004.......................................    1,150,000       1,082,347
                       HDA Parts Systems, Inc. 12.00% 2005.........................      150,000         135,750
                       JL French Automotive Casting 11.50% 2009....................      200,000         202,250
                       Lear Corp. 8.11% 2009.......................................      250,000         233,625
                       Meritor Automotive, Inc. 6.80% 2009.........................    1,250,000       1,125,607
                       Nationsrent, Inc. 10.38% 2008...............................      125,000         122,031
                       Oxford Automotive, Inc. 10.13% 2007.........................      200,000         187,000
                       Transportation Manufacturing Operations 11.25% 2009.........      200,000         201,500
                       Housing -- 0.2%
                       American Builders & Contractors Supply Co., Inc., Series B
                         10.63% 2007...............................................       75,000          66,375
                       Building Materials Corp. of America 8.63% 2006..............      100,000          94,500
                       Formica Corp. 10.88% 2009...................................      175,000         155,750
                       Juno Lighting, Inc. 11.88% 2009.............................      100,000          91,250
                       Sleepmaster LLC 11.00% 2009.................................       50,000          50,188
                       Retail -- 7.1%
                       Boyds Collection Ltd. 9.00% 2008............................       89,000          83,660
                       Buhrmann US, Inc. 12.25% 2009*..............................      175,000         178,063
                       Federated Department Stores, Inc. 10.00% 2001...............    1,250,000       1,281,698
                       Jitney Jungle Stores of America, Inc. 10.38% 2007(1)........      125,000           2,188
                       KMart Corp. 8.54% 2015......................................    1,416,257       1,350,735
                       Kroger Co. 7.25% 2009.......................................    1,950,000       1,849,951
                       Leslies Poolmart, Inc. 10.38% 2004..........................       50,000          42,250
                       May Department Stores Co. 9.88% 2021........................    1,500,000       1,601,085
                       Sealy Mattress Co., Series B zero coupon 2007(2)............      250,000         175,625
                       Sears, Roebuck & Co. 10.00% 2012............................    1,300,000       1,479,686
                       ShopKo Stores, Inc. 8.50% 2002..............................      450,000         451,273
                       ShopKo Stores, Inc. 9.25% 2022..............................    1,300,000       1,374,169
                       TJX Cos., Inc. 7.45% 2009...................................    1,750,000       1,671,377
                       U.S. Office Products Co. 9.75% 2008.........................      300,000         157,500
                       Wal-Mart Stores, Inc. 6.88% 2009............................    1,500,000       1,438,755
                                                                                                   -------------
                                                                                                      18,670,893
                                                                                                   -------------
                       CONSUMER STAPLES -- 2.7%
                       Food, Beverage & Tobacco -- 2.0%
                       Agrilink Foods, Inc. 11.88% 2008............................      225,000         221,906
                       Anheuser-Busch Cos., Inc. 7.10% 2007........................      325,000         312,897
                       Aurora Foods, Inc., Series B 9.88% 2007.....................       50,000          49,375

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Food, Beverage & Tobacco (continued)
                       Carrols Corp. 9.50% 2008*...................................  $   150,000   $     133,500
                       Dominos, Inc. 10.38% 2009*..................................      200,000         187,000
                       Eagle Family Foods, Inc., Series B 8.75% 2008...............      250,000         190,625
                       Fred Meyer, Inc. 7.45% 2008.................................      250,000         239,453
                       International Home Foods, Inc. 10.38% 2006..................      250,000         257,500
                       National Wine & Spirits 10.13% 2009.........................      200,000         199,500
                       Nebco Evans Holding Co. zero coupon 2007(1)(2)..............      125,000          12,344
                       Safeway, Inc. 7.25% 2004....................................    1,750,000       1,709,343
                       Volume Services America, Inc. 11.25% 2009...................      100,000          98,000
                       Household Products -- 0.7%
                       Fort James Corp. 6.23% 2001.................................      600,000         592,296
                       Fort James Corp. 8.38% 2001.................................      250,000         252,796
                       NBTY, Inc., Series B 8.63% 2007.............................      100,000          91,500
                       Playtex Family Products Corp. 9.00% 2003....................      200,000         197,000
                       Revlon Consumer Products Corp. 8.63% 2008...................      500,000         220,000
                                                                                                   -------------
                                                                                                       4,965,035
                                                                                                   -------------
                       ENERGY -- 3.9%
                       Energy Services -- 0.9%
                       Coastal Corp. 9.75% 2003....................................      250,000         264,525
                       Continental Resources, Inc. 10.25% 2008.....................      125,000         108,437
                       Enersis SA 7.40% 2016.......................................      600,000         531,738
                       ISG Resources, Inc. 10.00% 2008.............................       50,000          43,000
                       Pride Petroleum Services, Inc. 9.38% 2007...................      175,000         172,375
                       R&B Falcon Corp. 12.25% 2006................................      250,000         270,625
                       Veritas DGC, Inc. 9.75% 2003................................      250,000         254,375
                       Energy Sources -- 3.0%
                       Edison Mission Holdings Co. 8.73% 2026*.....................    1,200,000       1,165,284
                       Forest Oil Corp. 10.50% 2006................................      150,000         151,500
                       Houston Exploration Co. 8.63% 2008..........................      125,000         118,906
                       Husky Oil, Ltd. 7.13% 2006..................................    1,000,000         923,350
                       Husky Oil, Ltd. 7.55% 2016..................................    1,000,000         895,800
                       Pogo Producing Co. 10.38% 2009..............................      200,000         204,000
                       Sun Co., Inc. 9.00% 2024....................................    1,750,000       1,842,507
                       Sunoco, Inc. 7.75% 2009.....................................      200,000         192,602
                       Triton Energy, Ltd. 8.75% 2002..............................      125,000         125,625
                                                                                                   -------------
                                                                                                       7,264,649
                                                                                                   -------------
                       FINANCE -- 26.2%
                       Banks -- 4.1%
                       ABN Amro Holdings NV 7.30% 2026.............................      500,000         456,755
                       City National Bank California 6.38% 2008....................    1,225,000       1,081,736
                       Continental Bank NA 12.50% 2001(3)..........................      300,000         316,914
                       Corporacion Andina de Fomento 7.25% 2007....................      750,000         707,243
                       Den Danske Bank 7.25% 2005*.................................      275,000         265,119
                       Den Danske Bank 7.40% 2007*.................................      500,000         480,100
                       Firstbank Puerto Rico 7.63% 2005............................      750,000         686,888
                       National Bank of Canada 8.13% 2004..........................    1,850,000       1,865,651
                       Republic New York Corp. 7.75% 2009..........................    1,225,000       1,203,244
                       Swedbank 7.50% 2049.........................................      500,000         470,323
                       Financial Services -- 17.2%
                       125 Home Loan Owner Trust 9.26% 2029(4).....................    1,250,000       1,069,922
                       Amvescap PLC 6.60% 2005.....................................    1,500,000       1,396,534
                       Arvin Capital I 9.50% 2027..................................    1,000,000         944,960
                       Barclays North American Capital Corp. 9.75% 2021............    1,000,000       1,062,380
                       Capital One Financial Corp. 7.13% 2008......................      300,000         275,838

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       CNA Financial Corp. 6.95% 2018..............................  $   500,000   $     436,860
                       Conseco Finance Corp. 10.25% 2002...........................      970,000         996,344
                       Continental Global Group, Inc., Series B 11.00% 2007........      150,000          73,500
                       Delphi Financial Group, Inc. 8.00% 2003.....................    1,000,000         969,494
                       Delphi Funding LLC, Series A 9.31% 2027.....................      800,000         745,192
                       Donaldson, Lufkin & Jenrette, Inc. 5.88% 2002...............    1,000,000         966,664
                       Donaldson, Lufkin & Jenrette, Inc. 6.88% 2005...............      500,000         476,880
                       Farmer Corp. 7.57% 2029*....................................    2,200,000       2,130,744
                       Fertinitro Finance, Inc. 8.29% 2020*........................    1,005,000         603,211
                       Florida Panthers Holdings, Inc. 9.88% 2009*.................      225,000         213,188
                       Ford Capital BV 9.38% 2001..................................      600,000         614,934
                       Ford Capital BV 9.50% 2001..................................      200,000         205,708
                       Ford Motor Credit Co. 6.88% 2001............................      550,000         546,697
                       Ford Motor Credit Co. 7.38% 2009............................    1,500,000       1,449,690
                       General Electric Capital Corp. 6.65% 2002...................    1,750,000       1,725,255
                       General Motors Acceptance Corp. 5.63% 2001..................      300,000         296,703
                       General Motors Acceptance Corp. 6.75% 2002..................      600,000         588,780
                       General Motors Corp. 9.45% 2011.............................      250,000         281,700
                       Golden State Holdings 7.13% 2005............................      625,000         556,138
                       Green Tree Financial Corp., Series 1999-A, Class B2A 7.44%
                         2029......................................................      154,306         154,065
                       Lehman Brothers Holdings, Inc. 7.00% 2003...................      450,000         439,546
                       Lehman Brothers, Inc. 7.38% 2007............................    1,250,000       1,211,887
                       Merita Bank Ltd. 6.50% 2009.................................    1,700,000       1,529,048
                       Merrill Lynch & Co., Inc. 5.50% 2029(4).....................      342,515         325,390
                       Merrill Lynch & Co., Inc. 6.00% 2009........................    1,250,000       1,102,912
                       National Rural Utilities Cooperative Finance Corp. 5.50%
                         2005......................................................      250,000         229,895
                       National Rural Utilities Cooperative Finance Corp. 5.75%
                         2008......................................................    1,650,000       1,449,459
                       Paine Webber Group, Inc. 7.63% 2009.........................    2,000,000       1,939,800
                       Reinsurance Group America, Inc. 7.25% 2006*.................      500,000         479,971
                       Resolution Funding Corp. zero coupon 2021...................      640,000         156,186
                       Salomon, Inc. 7.20% 2004....................................      525,000         515,419
                       Santander Financial Issuances, Ltd. 7.25% 2015..............    1,000,000         917,230
                       Santander Financial Issuances, Ltd. 7.88% 2005..............      750,000         750,397
                       Sun Communities Operating LP 6.77% 2005.....................      900,000         811,962
                       Susa Partnership LP 7.50% 2027..............................    1,050,000         876,907
                       Susa Partnership LP 8.20% 2017..............................      250,000         224,578
                       Tanger Properties Ltd. 8.75% 2001...........................       85,000          84,331
                       Insurance -- 4.9%
                       Conseco, Inc. 6.40% 2003....................................      500,000         474,075
                       Conseco, Inc. 10.50% 2004...................................      750,000         805,672
                       Equitable Life Assurance Society USA 7.70% 2015*............    1,000,000         982,430
                       Geico Corp. 9.15% 2021......................................    2,200,000       2,399,452
                       Life Re Capital Trust I 8.72% 2027*.........................    1,000,000         991,830
                       Marsh & McLennan Cos., Inc. 7.13% 2009......................    1,250,000       1,186,594
                       Provident Financing Trust, Inc. 7.41% 2038..................      350,000         294,034
                       Union Central Life Insurance 8.20% 2026*....................    1,250,000       1,200,890
                       USF&G Capital II 8.47% 2027.................................      500,000         478,445
                       USF&G Capital III 8.31% 2046*...............................      250,000         239,766
                                                                                                   -------------
                                                                                                      48,413,460
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE -- 1.5%
                       Health Services -- 1.1%
                       Columbia/HCA Healthcare Corp. 6.91% 2005....................  $   300,000   $     268,500
                       Everest Healthcare Services Corp. 9.75% 2008................       75,000          69,562
                       Genesis Health Ventures, Inc. 9.88% 2009....................      200,000          72,000
                       Hudson Respiratory Care, Inc. 9.13% 2008....................      125,000         100,625
                       Tenet Healthcare Corp. 8.00% 2005...........................      450,000         428,625
                       Tenet Healthcare Corp. 8.13% 2008*..........................    1,050,000         968,625
                       Medical Products -- 0.3%
                       Conmed Corp. 9.00% 2008.....................................      200,000         184,000
                       Hanger Orthopedic Group 11.25% 2009.........................      100,000          85,000
                       Kinetic Concepts, Inc. 9.63% 2007...........................      250,000         187,813
                       Unilab Corp. 12.75% 2009*...................................      150,000         152,625
                       Medical Products & Services -- 0.1%
                       Dade International, Inc. 11.13% 2006........................      200,000         194,000
                                                                                                   -------------
                                                                                                       2,711,375
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 6.9%
                       Aerospace & Military Technology -- 0.2%
                       Eagle-Picher Industries, Inc. 9.38% 2008....................      300,000         257,625
                       Fairchild Corp. 10.75% 2009.................................      225,000         191,813
                       Business Services -- 4.3%
                       Albecca, Inc. 10.75% 2008...................................      200,000         150,000
                       Allied Waste North America, Inc. 10.00% 2009*...............      600,000         522,000
                       Allied Waste North America, Inc., Series B 7.63% 2006.......      500,000         440,000
                       Coinmach Corp. 11.75% 2005..................................       50,000          51,500
                       Condor Systems, Inc. 11.88% 2009*...........................       50,000          32,500
                       Dialog Corp. PLC 11.00% 2007................................       75,000          30,000
                       Glenoit Corp. 11.00% 2007...................................       50,000          14,500
                       Hertz Corp. 7.00% 2028......................................      780,000         685,924
                       Neenah Corp., Series B 11.13% 2007..........................      150,000         136,875
                       Neenah Corp., Series F 11.13% 2007..........................       75,000          68,438
                       Royster-Clark, Inc. 10.25% 2009*............................      125,000         111,250
                       SITEL Corp. 9.25% 2006......................................      200,000         184,250
                       SMFC Trust 7.76% 2025(4)....................................      234,957         197,364
                       Tekni-Plex, Inc., Series B 9.25% 2008.......................      125,000         120,000
                       Unisys Corp. 11.75% 2004....................................    2,050,000       2,224,250
                       United Rentals, Inc. 9.00% 2009.............................      150,000         138,375
                       United Rentals, Inc. 9.25% 2009.............................      250,000         231,875
                       United Stationers Supply Co. 12.75% 2005....................       33,000          35,434
                       URS Corp., Series B 12.25% 2009.............................      125,000         130,312
                       USA Waste Services, Inc. 6.13% 2001.........................      650,000         619,215
                       USA Waste Services, Inc. 7.13% 2007.........................      750,000         664,950
                       Waste Management, Inc. 8.75% 2018...........................      850,000         818,626
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      300,000         273,750
                       Electronics -- 0.1%
                       Amphenol Corp. 9.88% 2007...................................       90,000          93,600
                       Machinery -- 0.3%
                       Accuride Corp., Series B 9.25% 2008.........................      100,000          89,750
                       Alvey Systems, Inc. 11.38% 2003.............................       69,000          71,243
                       Clark Material Handling Co. 10.75% 2006.....................      100,000          37,500
                       Lear Corp. 9.50% 2006.......................................       50,000          49,875
                       National Equipment Services, Inc. 10.00% 2004...............      200,000         194,375
                       Woods Equipment Co. 12.00% 2009.............................      100,000          92,000
                       Manufacturing -- 0.0%
                       International Utility Structures 10.75% 2008................       50,000          39,875

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry -- 1.2%
                       Blount, Inc. 13.00% 2009*...................................  $   150,000   $     159,000
                       Cabot Safety Corp. 12.50% 2005..............................      150,000         150,187
                       Fisher Scientific International, Inc. 9.00% 2008............      400,000         373,000
                       Hexcel Corp. 9.75% 2009.....................................       75,000          64,219
                       Russell Stanley Holdings, Inc. 10.88% 2009..................       75,000          66,000
                       SCG Holding & Semiconductor Co. 12.00% 2009*................      150,000         158,625
                       Triarc Consumer Products Group 10.25% 2009*.................      200,000         191,750
                       Yosemite Security Trust I 8.25% 2004*(4)....................    1,000,000         987,100
                       Transportation -- 0.8%
                       Allied Holdings, Inc. 8.63% 2007............................      100,000          88,625
                       Ameritruck Distribution Corp. 12.25% 2005(1)................      100,000           2,000
                       Burlington Northern Santa Fe Corp. 7.57% 2021...............      550,000         529,067
                       Gearbulk Holdings, Ltd. 11.25% 2004.........................      250,000         256,875
                       Holt Group, Inc. 9.75% 2006.................................      100,000          63,625
                       Johnstown America Industries, Inc. 11.75% 2005..............      150,000         152,062
                       Railworks Corp. 11.50% 2009.................................      150,000         151,500
                       Stena AB 8.75% 2007.........................................      200,000         163,250
                       Stena AB 10.50% 2005........................................      100,000          91,750
                       Stena Line AB 10.63% 2008...................................      100,000          55,000
                                                                                                   -------------
                                                                                                      12,702,679
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 11.5%
                       Broadcasting & Media -- 7.8%
                       Acme Television LLC zero coupon 2004(2).....................      200,000         179,750
                       AMFM Operating, Inc. 12.63% 2006(5).........................       31,700          35,980
                       Big City Radio, Inc. zero coupon 2005(2)....................      200,000         126,000
                       Capstar Broadcasting Partners, Inc. 12.00% 2009(5)..........       63,100          71,303
                       CF Cable TV, Inc. 9.13% 2007................................      500,000         516,510
                       Chancellor Media Corp. 9.00% 2008...........................      150,000         153,750
                       Chancellor Media Corp. 9.38% 2004...........................      100,000         104,625
                       Chancellor Media Corp., Series B 8.13% 2007.................      600,000         597,000
                       Chancellor Media Corp., Series B 8.75% 2007.................       50,000          50,250
                       Chancellor Media Corp., Series B 10.50% 2007................      100,000         108,250
                       Charter Communications Holdings zero coupon 2011(2).........      725,000         424,125
                       Comcast Cable Communications Corp. 8.50% 2027...............      500,000         527,860
                       Continental Cablevision, Inc. 9.50% 2013....................    1,950,000       2,133,046
                       Cox Communications, Inc. 6.69% 2004.........................      250,000         240,200
                       CSC Holdings, Inc. 9.25% 2005...............................      325,000         334,750
                       CSC Holdings, Inc. 9.88% 2006...............................      100,000         104,500
                       Diamond Cable PLC zero coupon 2007(2).......................      150,000         119,250
                       Fox/Liberty Networks LLC zero coupon 2007(2)................      250,000         200,000
                       Fox/Liberty Networks LLC 8.88% 2007.........................      100,000         101,500
                       Garden State Newspapers, Inc. 8.75% 2009....................       50,000          46,375
                       Harcourt General, Inc. 6.70% 2007...........................    2,000,000       1,821,760
                       Hollinger International Publishing, Inc. 9.25% 2007.........      125,000         120,000
                       International CableTel., Inc. zero coupon 2006(2)...........      250,000         230,000
                       Lamar Media Corp. 8.63% 2007................................      150,000         146,625
                       News America Holdings, Inc. 7.90% 2095......................      450,000         411,030
                       News America Holdings, Inc. 8.00% 2016......................      650,000         636,831
                       News America Holdings, Inc. 10.13% 2012.....................      500,000         536,860
                       Paramount Communications, Inc. 7.50% 2002...................      400,000         397,836
                       Paramount Communications, Inc. 8.25% 2022...................    1,800,000       1,764,450
                       Pegasus Communications Corp. 9.63% 2005.....................      100,000          97,250
                       Pegasus Communications Corp. 9.75% 2006.....................      150,000         147,750
                       RCN Corp., Series B zero coupon 2007(2).....................      400,000         276,000
                       Regal Cinemas, Inc. 9.50% 2008..............................      400,000         272,000
                       Sinclair Broadcast Group, Inc. 8.75% 2007...................      250,000         221,250

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................  $   225,000   $     205,875
                       Telewest Communications zero coupon 2009*(2)................      125,000          75,000
                       Telewest Communications PLC zero coupon 2007(2).............      425,000         395,250
                       United Pan-Europe Communications zero coupon 2009*(2).......      150,000          80,812
                       United Pan-Europe Communications NV zero coupon 2009(2).....      600,000         326,250
                       Cable -- 0.9%
                       Diamond Holdings PLC 9.13% 2008.............................      100,000          96,250
                       Echostar DBS Corp. 9.38% 2009...............................      450,000         443,250
                       NTL Communications Corp., Series B zero coupon 2008(2)......      475,000         324,188
                       NTL, Inc., Series B zero coupon 2008(2).....................      525,000         357,000
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(2)...      200,000         172,000
                       United International Holdings, Inc., Series B zero coupon
                         2008(2)...................................................      350,000         231,000
                       Entertainment Products -- 0.2%
                       True Temper Sports, Inc. 10.88% 2008........................      125,000         118,438
                       Williams Communications Group, Inc. 10.88% 2009.............      300,000         309,000
                       Leisure & Tourism -- 2.6%
                       Advantica Restaurant Group, Inc. 11.25% 2008................      100,000          68,000
                       AMF Bowling Worldwide, Inc. zero coupon 2006(2).............      197,000          67,965
                       Continental Airlines, Inc. 6.90% 2017.......................      741,042         673,192
                       Continental Airlines, Inc. 7.73% 2011.......................      500,000         470,980
                       Courtyard by Marriott II Ltd. 10.75% 2008...................       50,000          48,375
                       HMH Properties, Inc. 8.45% 2008.............................      200,000         180,000
                       HMH Properties, Inc., Series B 7.88% 2008...................      450,000         390,375
                       International Speedway Corp. 7.88% 2004*....................    2,000,000       1,930,551
                       Premier Parks, Inc. zero coupon 2008(2).....................      650,000         437,125
                       Premier Parks, Inc. 9.75% 2007..............................      250,000         243,750
                       Southwest Airlines Co. 7.38% 2027...........................      215,000         201,227
                                                                                                   -------------
                                                                                                      21,100,519
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 10.2%
                       Cellular -- 0.5%
                       Centennial Cellular Operating Co. 10.75% 2008...............      175,000         181,562
                       Crown Castle International Corp. zero coupon 2011#(2).......      425,000         254,469
                       Crown Castle International Corp. zero coupon 2011#(2).......      250,000         151,250
                       US Unwired, Inc. zero coupon 2009*(2).......................      100,000          58,250
                       Voicestream Wireless Corp. zero coupon 2009*................      575,000         347,875
                       Computers & Business Equipment -- 0.9%
                       Anteon Corp. 12.00% 2009....................................      125,000         117,188
                       Dell Computer Corp. 7.10% 2028..............................    1,600,000       1,448,800
                       Electronics -- 0.2%
                       Fairchild Semiconductor Corp. 10.38% 2007...................      125,000         126,250
                       Metromedia Fiber Network, Inc. 10.00% 2009..................      250,000         251,875
                       Internet Software -- 0.4%
                       PSINet, Inc. 11.00% 2009....................................      150,000         154,500
                       PSINet, Inc. 11.50% 2008....................................      100,000         104,750
                       PSINet, Inc., Series B 10.00% 2005..........................      200,000         197,000
                       Verio, Inc. 10.63% 2009*....................................      100,000         103,500
                       Verio, Inc. 11.25% 2008.....................................      100,000         104,750
                       Paging -- 0.0%
                       Arch Communications Group, Inc. 12.75% 2007.................      100,000          79,000
                       Telecommunications -- 8.2%
                       American Celluar Corp. 10.50% 2008..........................      175,000         198,187
                       Anixter, Inc. 8.00% 2003....................................    1,300,000       1,268,631
                       BellSouth Telecommunications, Inc. 6.00% 2002...............      500,000         485,930

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Call-Net Enterprises, Inc. zero coupon 2007(2)..............  $   250,000   $     147,500
                       Dolphin Telecom PLC zero coupon 2009*(2)....................      200,000          80,000
                       Global Crossing Holdings, Ltd. 9.50% 2009*..................      725,000         697,812
                       Globix Corp. 12.50% 2010*...................................       50,000          50,250
                       Hermes Europe Railtel BV 10.38% 2009........................      100,000          97,000
                       Hermes Europe Railtel BV 11.50% 2007........................      250,000         255,000
                       Intermedia Communications, Inc. zero coupon 2006(2).........      175,000         159,250
                       Intermedia Communications, Inc. 8.60% 2008..................      200,000         181,000
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(2)...................................................      275,000         208,313
                       Level 3 Communications, Inc. zero coupon 2008(2)............      400,000         240,000
                       Level 3 Communications, Inc. 9.13% 2008.....................      675,000         626,062
                       Lucent Technologies, Inc. 6.45% 2029........................    1,000,000         867,901
                       Lucent Technologies, Inc. 6.90% 2001........................      375,000         373,849
                       McLeodUSA, Inc. zero coupon 2007(2).........................      350,000         281,750
                       McLeodUSA, Inc. 8.13% 2009..................................      175,000         157,062
                       McLeodUSA, Inc. 8.38% 2008..................................       50,000          46,000
                       Metronet Communications Corp. 10.63% 2008...................    1,100,000       1,241,625
                       Metronet Communications Corp. 12.00% 2007(3)................      500,000         573,750
                       Millicom International Cellular SA zero coupon 2006(2)......      300,000         261,000
                       Nextel Communications, Inc. zero coupon 2007(2).............      275,000         204,875
                       Nextel Communications, Inc. zero coupon 2008(2).............      500,000         346,250
                       Nextel Communications, Inc. 9.38% 2009*.....................      500,000         480,000
                       Nextel International, Inc. zero coupon 2008(2)..............       75,000          45,439
                       Nextlink Communications, Inc. zero coupon 2009(2)...........      900,000         540,000
                       Nextlink Communications, Inc. 9.00% 2008....................      100,000          93,250
                       Nextlink Communications, Inc. 10.75% 2009...................      150,000         151,500
                       Orion Network Systems, Inc. 11.25% 2007(3)..................      200,000         150,500
                       Qwest Communications International, Inc. zero coupon
                         2007(2)...................................................      100,000          80,435
                       Qwest Communications International, Inc. zero coupon
                         2008(2)...................................................       50,000          38,438
                       Qwest Communications International, Inc., Series B 7.50%
                         2008......................................................      800,000         771,328
                       Rogers Cantel, Inc. 8.80% 2007..............................       75,000          74,625
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................    2,000,000       1,872,713
                       Telecommunications Techniques LLC 9.75% 2008................      375,000         337,500
                       Telesystem International Wireless, Inc. zero coupon
                         2007(2)...................................................      300,000         198,000
                       Teligent, Inc. zero coupon 2008(2)..........................      200,000         117,000
                       Teligent, Inc. 11.50% 2007..................................      225,000         218,812
                       Triton PCS, Inc. zero coupon 2008(2)........................      250,000         178,125
                       Viatel, Inc. zero coupon 2008(2)............................      450,000         261,000
                       Viatel, Inc. 11.25% 2008....................................       75,000          70,500
                       Viatel, Inc. 11.50% 2009....................................      100,000          94,250
                       Winstar Communications, Inc. 11.00% 2008....................      250,000         255,000
                                                                                                   -------------
                                                                                                      18,758,431
                                                                                                   -------------
                       MATERIALS -- 6.5%
                       Chemicals -- 0.9%
                       Chattem, Inc. 8.88% 2008....................................      175,000         161,000
                       General Chemical Industrial Products, Inc. 10.63% 2009......      100,000          98,250
                       Georgia Gulf Corp. 10.38% 2007*.............................      100,000         103,250
                       Huntsman Corp. 9.50% 2007*..................................      325,000         306,312
                       Huntsman ICI Chemicals, Inc. 10.13% 2009....................      100,000         101,250
                       ISP Holdings, Inc., Series B 9.00% 2003.....................       75,000          72,094
                       ISP Holdings, Inc., Series B 9.75% 2002.....................       50,000          49,000
                       Lyondell Chemical Co. 10.88% 2009...........................      525,000         521,062
                       Texas Petrochemicals Corp. 11.13% 2006......................      125,000         107,188
                       United Industries Corp. 9.88% 2009..........................       75,000          65,813

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products -- 1.9%
                       Amscan Holdings, Inc. 9.88% 2007............................  $   175,000   $     144,594
                       Buckeye Cellulose Corp. 9.25% 2008..........................      125,000         125,000
                       Donohue Forest Products, Inc. 7.63% 2007....................    1,150,000       1,108,137
                       Packaging Corp. of America 9.63% 2009.......................       75,000          75,375
                       Pope & Talbot, Inc. 8.38% 2013..............................      250,000         216,465
                       Quno Corp. 9.13% 2005.......................................    1,500,000       1,571,970
                       Stone Container Corp. 11.50% 2004...........................      225,000         232,312
                       Stone Container Corp. 12.25% 2002...........................       50,000          50,500
                       Metals & Minerals -- 3.7%
                       AEI Resources, Inc. 10.50% 2005*............................      200,000         120,000
                       AEI Resources, Inc. 11.50% 2006*............................      150,000          60,000
                       Barrick Gold Finance, Inc. 7.50% 2007.......................    1,500,000       1,458,930
                       Euramax International PLC 11.25% 2006.......................      100,000         100,000
                       Inco, Ltd. 9.60% 2022.......................................    1,460,000       1,418,025
                       Metals USA, Inc. 8.63% 2008.................................      250,000         229,375
                       MMI Products, Inc., Series B 11.25% 2007....................      150,000         154,125
                       National Steel Corp., Series D 9.88% 2009*..................      150,000         150,000
                       Normandy Finance, Ltd. 7.50% 2005*..........................    1,150,000       1,031,493
                       Placer Dome, Inc. 8.50% 2045................................    1,870,000       1,498,524
                       Republic Technologies International 13.75% 2009*............      150,000          73,500
                       Ryerson Tull, Inc. 9.13% 2006...............................      100,000         100,125
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................      225,000         216,770
                       Scotts Co. 8.63% 2009.......................................       50,000          47,250
                       Sterling Chemicals, Inc. 11.75% 2006........................      225,000         180,000
                                                                                                   -------------
                                                                                                      11,947,689
                                                                                                   -------------
                       MUNICIPAL BONDS -- 0.4%
                       Municipal Bonds -- 0.4%
                       Atlanta & Fulton County Georgia Recreation 7.00% 2028.......      500,000         436,345
                       McKeesport Pennsylvania 7.30% 2020..........................      250,000         229,187
                                                                                                   -------------
                                                                                                         665,532
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 1.4%
                       Foreign Government -- 1.4%
                       Province of Quebec 7.13% 2024...............................    2,000,000       1,855,860
                       Province of Quebec 11.00% 2015..............................      450,000         473,449
                       Republic of Columbia 7.25% 2003.............................      250,000         231,250
                                                                                                   -------------
                                                                                                       2,560,559
                                                                                                   -------------
                       REAL ESTATE -- 1.5%
                       Real Estate Investment Trusts -- 1.5%
                       New Plan Excel Reality Trust, Inc. 7.40% 2009...............    1,000,000         919,650
                       Price REIT, Inc. 7.50% 2006.................................      750,000         713,918
                       Simon Property Group, Inc. 7.13% 2009.......................    1,350,000       1,207,836
                                                                                                   -------------
                                                                                                       2,841,404
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 7.0%
                       U.S. Government & Agencies -- 7.0%
                       Federal Farm Credit Bank Consolidated Notes 5.93% 2008......    1,250,000       1,145,795
                       Federal Home Loan Mortgage Corp. 8.29% 2009.................      500,000         496,560
                       Federal National Mortgage Association 6.00% 2014............    1,899,761       1,774,491
                       Federal National Mortgage Association 6.50% 2028............    1,879,207       1,744,129
                       Federal National Mortgage Association 6.50% 2029............      955,432         886,756
                       Federal National Mortgage Association 8.50% 2005............      750,000         749,527
                       United States Treasury Bonds 6.38% 2027.....................    1,432,000       1,391,503
                       United States Treasury Bonds 8.13% 2021.....................      750,000         870,817

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       United States Treasury Bonds 8.50% 2020.....................  $   400,000   $     478,000
                       United States Treasury Bonds 9.88% 2015.....................    2,600,000       3,379,194
                                                                                                   -------------
                                                                                                      12,916,772
                                                                                                   -------------
                       UTILITIES -- 2.3%
                       Electric Utilities -- 1.8%
                       Caithness Coso Funding Corp. 9.05% 2009.....................      150,000         148,312
                       El Paso Electric Co. 9.40% 2011.............................      125,000         131,404
                       Israel Electric Corp., Ltd. 7.75% 2009*.....................      500,000         482,325
                       Israel Electric Corp., Ltd. 7.88% 2026*.....................      850,000         765,901
                       Israel Electric Corp., Ltd. 8.25% 2009*.....................      150,000         147,225
                       Niagara Mohawk Power Corp. zero coupon 2010(2)..............       50,000          37,341
                       Puget Sound Energy, Inc. 7.02% 2027.........................      900,000         793,701
                       Tenaga Nasional Berhad 7.50% 2096*..........................    1,000,000         743,750
                       Telephone -- 0.5%
                       Callable Net Enterprises, Inc. zero coupon 2008(2)..........      175,000          88,594
                       Callable Net Enterprises, Inc. zero coupon 2009(2)..........      375,000         185,156
                       LCI International, Inc. 7.25% 2007..........................      650,000         616,993
                       US Xchange LLC 15.00% 2008..................................      125,000          96,875
                                                                                                   -------------
                                                                                                       4,237,577
                                                                                                   -------------
                       EDUCATION -- 1.0%
                       University -- 1.0%
                       Boston University 7.63% 2097................................    2,000,000       1,791,151
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $183,638,883).....................                  171,547,725
                                                                                                   -------------
                                           PREFERRED STOCK 3.5%                        SHARES
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.0%
                       Food, Beverage & Tobacco -- 0.0%
                       Nebco Evans Holding Co. 11.25%(5)...........................          422           2,951
                                                                                                   -------------
                       FINANCE -- 2.2%
                       Financial Services -- 2.2%
                       Citigroup, Inc. 6.37%.......................................       42,000       1,995,000
                       Lehman Brothers Holdings, Inc. 5.67%........................       30,000       1,230,000
                       Prologis Trust, Series C 8.54%..............................       20,000         846,250
                                                                                                   -------------
                                                                                                       4,071,250
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.4%
                       Broadcasting & Media -- 0.4%
                       Benedek Communications Corp. 11.50%*(5).....................           75          65,250
                       Cumulus Media, Inc., Series A 13.75%(5).....................           59          65,047
                       Pegasus Communications Corp. 12.75%(3)(5)...................          142         144,744
                       Primedia, Inc., Series D 10.00%.............................        1,500         147,375
                       Primedia, Inc., Series F 9.20%..............................        3,000         277,500
                       Sinclair Capital 11.65%.....................................        1,000          98,000
                                                                                                   -------------
                                                                                                         797,916
                                                                                                   -------------

                                                           ---------------------

                                       PREFERRED STOCK (CONTINUED)                     SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.4%
                       Telecommunications -- 0.4%
                       Nextel Communications, Inc., Series E 11.13%(5).............           57   $      57,570
                       TCI Communications Financing I 10.00%.......................       20,000         515,000
                       TCI Communications Financing I 8.72%........................        4,535         111,958
                                                                                                   -------------
                                                                                                         684,528
                                                                                                   -------------
                       REAL ESTATE -- 0.4%
                       Real Estate Investment Trusts -- 0.4%
                       Highwood Properties, Inc., Series A 8.63%...................        1,000         746,875
                                                                                                   -------------
                       UTILITIES -- 0.1%
                       Gas & Pipeline Utilities -- 0.1%
                       R&B Falcon Corp. 13.88%.....................................          216         222,357
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $7,001,532).....................                    6,525,877
                                                                                                   -------------
                                            WARRANTS -- 0.0%+                         WARRANTS
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property, Ltd. 10/31/01*(4)..............           50               0
                       Cable -- 0.0%
                       UIH Australia Pacific, Inc. 05/15/06(4).....................          100           3,000
                                                                                                   -------------
                                                                                                           3,000
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Metronet Communications Corp. 8/15/07*......................           50           4,188
                                                                                                   -------------
                       UTILITIES -- 0.0%
                       Gas & Pipeline Utilities -- 0.0%
                       R&B Falcon Corp. 5/01/09....................................          100          23,500
                                                                                                   -------------
                       TOTAL WARRANTS (cost $17,346)...............................                       30,688
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $190,657,761).............                  178,104,290
                                                                                                   -------------
                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.4%                                   AMOUNT
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.4%
                       Chelsea GCA Realty, Inc. 7.75% due 1/26/01..................  $   150,000         149,166
                       Dayton Hudson Corp. 10.00% due 12/01/00.....................    1,750,000       1,790,232

---------------------

                                                                                      PRINCIPAL
                                    SHORT-TERM SECURITIES (CONTINUED)                  AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES (continued)
                       Security Pacific Corp. 11.50% due 11/15/00..................  $   275,000   $     284,694
                       Tosco Corp. 7.00% due 7/15/00...............................      250,000         249,940
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $2,492,603)...............                    2,474,032
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $193,150,364)                         98.0%                                       180,578,322
                       Other assets less liabilities --               2.0                                          3,730,236
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 184,308,558
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
               # Security represents an investment in an affiliated company
              (1) Bond in default
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Consists of more than one class of securities traded together as a unit; generally with attached stocks or warrants
              (4) Fair valued security; see Note 2
              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL BOND PORTFOLIO               INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                                                                                         PRINCIPAL
                                                                                           AMOUNT
                                                                                      (DENOMINATED IN
                                      FOREIGN BONDS & NOTES -- 56.6%                  LOCAL CURRENCY)         VALUE
                       ------------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.5%
                       Australian Government 6.75% 2006............................           1,100,000   $     689,013
                                                                                                          -------------
                       CANADA -- 2.0%
                       GMAC Canada Ltd. 6.50% 2004.................................  GBP        800,000       1,251,643
                       Ontario Hydro 6.10% 2008....................................  USD        200,000         182,850
                       Province of Quebec 7.50% 2029...............................  USD      1,100,000       1,070,135
                                                                                                          -------------
                                                                                                              2,504,628
                                                                                                          -------------
                       DENMARK -- 3.7%
                       Kingdom of Denmark 4.00% 2001...............................          20,000,000       2,613,029
                       Kingdom of Denmark 8.00% 2003...............................          15,000,000       2,119,283
                                                                                                          -------------
                                                                                                              4,732,312
                                                                                                          -------------
                       FRANCE -- 7.8%
                       Government of France 3.00% 2001.............................           4,000,000       3,836,462
                       Government of France 5.50% 2029.............................           2,900,000       2,616,139
                       Government of France 8.50% 2023.............................           2,300,000       2,905,820
                       Natexis Banques Populaires SA 7.00% 2005....................  USD        600,000         569,400
                                                                                                          -------------
                                                                                                              9,927,821
                                                                                                          -------------
                       ITALY -- 4.7%
                       Republic of Italy 3.80% 2008................................  JPY    110,000,000       1,198,234
                       Republic of Italy 4.00% 2004................................             300,000         278,775
                       Republic of Italy 5.13% 2003................................  JPY    170,000,000       1,826,316
                       Republic of Italy 6.50% 2027................................           2,700,000       2,722,953
                                                                                                          -------------
                                                                                                              6,026,278
                                                                                                          -------------
                       JAPAN -- 15.7%
                       Asian Development Bank 5.00% 2003...........................         221,000,000       2,331,936
                       Asian Development Bank 5.63% 2002...........................         460,000,000       4,746,379
                       Asian Development Bank 5.82% 2028...........................  USD      1,700,000       1,518,450
                       European Investment Bank 2.13% 2007.........................         100,000,000         981,692
                       Government of Japan 0.90% 2008..............................       1,200,000,000      10,376,550
                                                                                                          -------------
                                                                                                             19,955,007
                                                                                                          -------------
                       LUXEMBOURG -- 0.6%
                       Tyco International Group SA 6.88% 2002*.....................  USD        800,000         782,603
                                                                                                          -------------
                       NETHERLANDS -- 5.2%
                       ICI Investment BV 6.75% 2002................................  USD        700,000         683,830
                       ICI Investment BV 7.63% 2007................................  GBP        200,000         322,155
                       Imperial Tobacco Overseas BV 7.13% 2009.....................  USD        800,000         725,120
                       Kingdom of Netherlands 3.00% 2002...........................           2,500,000       2,369,241
                       Tecnost International NV 5.38% 2004.........................           2,600,000       2,462,642
                                                                                                          -------------
                                                                                                              6,562,988
                                                                                                          -------------
                       NORWAY -- 0.6%
                       Sparebanken Rogaland 9.20% 2004*............................  USD        700,000         703,991
                                                                                                          -------------

---------------------

                                                                                         PRINCIPAL
                                                                                           AMOUNT
                                                                                      (DENOMINATED IN
                                    FOREIGN BONDS & NOTES (CONTINUED)                 LOCAL CURRENCY)         VALUE
                       ------------------------------------------------------------------------------------------------
                       SPAIN -- 4.4%
                       BSCH Issuances Ltd. 7.63% 2009..............................  USD      1,300,000   $   1,271,985
                       Kingdom of Spain 4.50% 2004.................................           4,500,000       4,266,464
                                                                                                          -------------
                                                                                                              5,538,449
                                                                                                          -------------
                       SWEDEN -- 2.2%
                       Kingdom of Sweden 5.00% 2004................................          25,000,000       2,777,285
                                                                                                          -------------
                       UNITED KINGDOM -- 9.2%
                       Abbey National Treasury Services PLC 8.00% 2003.............             700,000       1,152,084
                       BAT International Finance PLC 4.88% 2009....................  EUR        900,000         753,272
                       British Aerospace PLC 7.45% 2003............................             525,000         841,534
                       Cable & Wireless PLC 6.50% 2003.............................  USD        700,000         668,920
                       Diageo Capital PLC 6.00% 2003...............................  USD        600,000         574,140
                       Lehman Brothers Holdings PLC 6.95% 2004.....................             800,000       1,245,686
                       National Westminster Bank PLC 7.38% 2009....................  USD      1,600,000       1,543,504
                       Royal Bank of Scotland PLC 5.25% 2008.......................  DEM      1,600,000         736,914
                       Standard Charter Bank 5.38% 2009............................  EUR      1,500,000       1,324,188
                       United Kingdom Treasury 6.00% 2028..........................             500,000         969,752
                       United Kingdom Treasury 8.00% 2021..........................             300,000         678,259
                       United Kingdom Treasury 9.00% 2012..........................             600,000       1,261,227
                                                                                                          -------------
                                                                                                             11,749,480
                                                                                                          -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $73,861,106)..............                          71,949,855
                                                                                                          -------------

                                     DOMESTIC BONDS & NOTES -- 23.6%
                       ----------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 8.8%
                       Ameritech Capital Funding Corp. 5.88% 2003..................           800,000         765,120
                       Bank of America Corp. 6.63% 2004............................         1,000,000         963,680
                       Citicorp 5.50% 2010.........................................  DEM    1,400,000         650,634
                       GMAC Swift Trust 5.00% 2005 *...............................         1,100,000       1,044,076
                       Highwoods Realty LP 6.75% 2003..............................           600,000         563,580
                       Household Finance Corp. 5.13% 2009..........................  EUR      500,000         443,202
                       Household Finance Corp. 6.13% 2003..........................         1,100,000       1,051,435
                       KFW International Finance, Inc. 7.63% 2003..................         1,000,000       1,641,778
                       MEPC Finance, Inc. 7.50% 2003...............................         1,000,000         988,620
                       North America Capital Corp. 8.25% 2003......................  GBP      300,000         486,705
                       Prudential Insurance Co. 6.38% 2006.........................         1,000,000         914,600
                       Safeway, Inc. 7.00% 2002....................................           400,000         394,288
                       Simon Property Group, Inc. 7.13% 2005.......................           300,000         279,090
                       TRW, Inc. 7.13% 2009........................................         1,000,000         939,339
                                                                                                        -------------
                                                                                                           11,126,147
                                                                                                        -------------
                       U.S. GOVERNMENT -- 14.8%
                       United States Treasury Bonds 6.13% 2027.....................         9,100,000       8,563,919
                       United States Treasury Bonds 6.75% 2026.....................           600,000         610,218
                       United States Treasury Notes 3.63% 2008(1)..................         1,354,249       1,291,195
                       United States Treasury Notes 5.88% 2004.....................           900,000         870,048
                       United States Treasury Notes 6.00% 2009.....................         6,800,000       6,481,216
                       United States Treasury Notes 7.00% 2006.....................         1,000,000       1,011,720
                                                                                                        -------------
                                                                                                           18,828,316
                                                                                                        -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $31,088,592).............                        29,954,463
                                                                                                        -------------
                       TOTAL INVESTMENT SECURITIES (cost $104,949,698).............                       101,904,318
                                                                                                        -------------

                                                           ---------------------

                                                                                            PRINCIPAL
                       SHORT-TERM SECURITIES -- 17.7%                                        AMOUNT           VALUE
                       ------------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 6.2%
                       Landesbank Schleswig-Holstein Girozentrale 6.10% due
                         4/28/00...................................................       $   3,000,000   $   2,957,481
                       Barclays Bank PLC 5.93% due 5/02/00.........................           3,000,000       3,000,000
                       Halifax PLC 5.95% due 2/22/00...............................           2,000,000       1,993,372
                                                                                                          -------------
                                                                                                              7,950,853
                                                                                                          -------------
                       TIME DEPOSIT -- 11.5%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         5.75% due 2/01/00.........................................          14,565,000      14,565,000
                                                                                                          -------------
                       TOTAL SHORT-TERM SECURITIES (cost $22,515,853)..............                          22,515,853
                                                                                                          -------------
                       TOTAL INVESTMENTS --
                         (cost $127,465,551)                      97.9%                                     124,420,171
                       Other assets less liabilities --            2.1                                        2,724,783
                                                                ------                                    -------------
                       NET ASSETS --                             100.0%                                   $ 127,144,954
                                                                ======                                    =============


              -----------------------------
               *  Resale restricted to qualified institutional buyers
              (1) U.S. Treasury Inflation Protection Security

                                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -----------------------------------------------------------------
                            CONTRACT               IN         DELIVERY       GROSS
                           TO DELIVER         EXCHANGE FOR      DATE       UNREALIZED
                                                                          APPRECIATION
                       -----------------------------------------------------------------
                       NZD*      4,608,709  USD    2,373,116  02/15/00    $   90,855
                       USD*      1,049,340  NZD    2,122,945  02/15/00         1,956
                       JPY      33,818,678  USD      321,348  02/17/00         5,399
                       JPY   1,381,164,299  USD   13,231,571  02/17/00       328,120
                       JPY     344,029,110  USD    3,308,513  02/17/00        94,440
                       JPY     130,049,004  USD    1,244,000  02/17/00        29,024
                       JPY     339,907,138  USD    3,239,000  02/17/00        63,436
                       JPY*    613,786,526  USD    6,076,673  02/17/00       342,406
                       JPY*    165,840,249  USD    1,623,000  02/17/00        73,647
                       JPY*    165,116,952  USD    1,624,000  02/17/00        81,404
                       JPY*    164,701,152  USD    1,617,000  02/17/00        78,289
                       JPY*     81,302,892  USD      804,000  02/17/00        44,432
                       JPY*     81,333,444  USD      804,000  02/17/00        44,147
                       CAD*      4,604,787  USD    3,203,000  02/29/00        28,435
                       USD*      1,572,590  CAD    2,319,571  02/29/00        26,535
                       USD*         50,986  CAD       75,000  02/29/00           720
                       CAD*      2,322,000  USD    1,603,569  02/29/00         2,769
                       EUR       4,362,000  USD    4,408,673  03/06/00       140,526
                       GBP         725,638  USD    1,195,489  03/06/00        20,777
                       EUR*      3,205,631  USD    3,229,000  03/15/00        90,274
                       SEK       6,803,306  EUR      793,000  03/16/00        27,964
                       SEK       6,813,060  EUR      793,000  03/16/00        26,337
                       AUD*      2,473,000  USD    1,603,481  03/23/00        24,449
                       AUD*      2,335,000  USD    1,512,286  03/23/00        21,368
                       AUD*      1,154,196  USD      740,013  03/23/00         3,049
                       USD*      1,623,000  AUD    2,551,101  03/23/00         5,899
                       USD*      1,618,000  AUD    2,542,546  03/23/00         5,437
                       JPY*    163,343,268  USD    1,588,000  04/17/00        46,794
                       DKK      37,277,111  USD    5,095,286  04/19/00       182,096
                       EUR      27,452,540  USD   27,712,790  04/28/00       750,240
                       EUR*      1,604,412  USD    1,603,000  04/28/00        27,225
                                                                          -----------
                                                                          $2,708,449
                                                                          ===========

---------------------

                             OPEN FORWARD FOREIGN CURRENCY CONTRACTS (continued)
                       ---------------------------------------------------------------
                           CONTRACT              IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER        EXCHANGE FOR      DATE      DEPRECIATION
                       ---------------------------------------------------------------
                       USD*    1,114,460  NZD    2,195,763  02/15/00    $  (27,104)
                       USD*       84,329  NZD      164,000  02/15/00        (3,115)
                       USD*       64,714  NZD      126,000  02/15/00        (2,318)
                       USD*    3,201,000  JPY  333,910,714  02/17/00       (81,458)
                       USD*    1,596,000  JPY  168,138,600  02/17/00       (25,174)
                       USD*    1,596,000  JPY  167,378,904  02/17/00       (32,272)
                       USD*    1,621,000  JPY  168,164,161  02/17/00       (49,936)
                       USD*    1,621,000  JPY  167,833,477  02/17/00       (53,025)
                       USD*    1,702,635  JPY  171,445,155  02/17/00      (100,918)
                       USD*    4,099,475  CAD    5,907,753  02/29/00       (26,637)
                       CAD*    1,169,379  USD      798,402  02/29/00        (7,775)
                       USD*      144,825  GBP       88,250  03/06/00        (1,960)
                       USD*    2,702,873  GBP    1,642,435  03/06/00       (43,989)
                       GBP*    6,361,876  USD   10,190,931  03/06/00      (108,101)
                       USD*    3,229,000  EUR    3,164,200  03/15/00      (130,840)
                       SEK     6,803,305  EUR      793,000  03/16/00       (26,169)
                       SEK     6,813,060  EUR      793,000  03/16/00       (25,654)
                       USD       308,355  SEK    2,622,000  03/16/00        (9,780)
                       USD*    1,598,792  AUD    2,404,000  03/23/00       (63,818)
                       USD*      794,000  JPY   82,425,934  04/17/00       (16,280)
                       USD*      794,000  JPY   82,595,850  04/17/00       (14,676)
                       USD*    1,057,574  EUR    1,048,479  04/28/00       (27,809)
                                                                        -----------
                                                                          (878,808)
                                                                        -----------
                             Net Unrealized Appreciation............    $1,829,641
                                                                        ===========

              -----------------------------
              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

                       AUD  --   Australian Dollar  EUR  --   Euro Dollar     NZD  --   New Zealand Dollar
                       CAD  --   Canadian Dollar    GBP  --   Pound Sterling  SEK  --   Swedish Krona
                       DKK  --   Danish Krone       JPY  --   Japanese Yen    USD  --   United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 91.8%                                          AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.4%
                       Apparel & Textiles -- 2.4%
                       Phillips Van Heusen Corp. 7.75% 2023........................  $2,000,000   $   1,504,243
                       Polymer Group, Inc., Series B 8.75% 2008....................   3,350,000       3,140,625
                       Polymer Group, Inc., Series B 9.00% 2007....................   2,900,000       2,755,000
                                                                                                  -------------
                                                                                                      7,399,868
                                                                                                  -------------
                       CONSUMER STAPLES -- 3.6%
                       Food, Beverage & Tobacco -- 1.7%
                       SFC New Holdings, Inc. 12.13% 2002..........................   5,250,000       5,184,375
                       SFC Subordinated, Inc. zero coupon 2009(1)(2)...............     251,442              25
                       Household Products -- 1.9%
                       Evenflo Co, Inc., Series B 11.75% 2006......................   5,900,000       5,789,375
                                                                                                  -------------
                                                                                                     10,973,775
                                                                                                  -------------
                       ENERGY -- 9.0%
                       Energy Services -- 5.8%
                       Gulfmark Offshore, Inc. 8.75% 2008..........................   4,900,000       4,434,500
                       Key Energy Services, Inc., Series B 14.00% 2009.............   2,450,000       2,676,625
                       Parker Drilling Co. 5.50% 2004..............................   1,425,000       1,049,156
                       R&B Falcon Corp. 12.25% 2006................................   2,370,000       2,565,525
                       Statia Terminals International, Series B 11.75% 2003........   7,175,000       7,318,500
                       Energy Sources -- 3.2%
                       P&L Coal Holdings Corp., Series B 8.88% 2008................   5,400,000       5,157,000
                       Southwest Royalties, Inc., Series B 10.50% 2004.............   2,500,000       1,418,750
                       Western Gas Resources, Inc. 10.00% 2009.....................   3,250,000       3,359,688
                                                                                                  -------------
                                                                                                     27,979,744
                                                                                                  -------------
                       FINANCE -- 1.0%
                       Banks -- 1.0%
                       Bankunited Capital Trust 10.25% 2026........................   2,000,000       1,805,000
                       Western Financial Savings Bank 8.88% 2007...................   1,500,000       1,380,000
                                                                                                  -------------
                                                                                                      3,185,000
                                                                                                  -------------
                       HEALTHCARE -- 4.8%
                       Drugs -- 1.0%
                       Schein Pharmaceutical, Inc. 9.04% 2000(3)...................   4,500,000       3,206,250
                       Health Services -- 3.8%
                       Fresenius Medical Care Capital Trust 7.88% 2008.............   1,750,000       1,592,500
                       Fresenius Medical Care Capital Trust 9.00% 2006.............   3,675,000       3,491,250
                       Tenet Healthcare Corp. 8.00% 2005...........................   6,950,000       6,619,875
                                                                                                  -------------
                                                                                                     14,909,875
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 8.1%
                       Business Services -- 4.6%
                       Allied Waste North America, Inc., Series B 7.63% 2006.......   3,000,000       2,610,000
                       Browning Ferris Industries, Inc. 7.88% 2005.................   1,950,000       1,794,683
                       Earthwatch, Inc. zero coupon 2007*(1)(4)....................   2,750,000       1,925,000
                       Pentacon, Inc., Series B 12.25% 2009........................   4,750,000       4,168,125
                       URS Corp., Series B 12.25% 2009.............................   3,500,000       3,648,750

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Manufacturing -- 3.5%
                       Filtronic PLC 10.00% 2005...................................  $3,000,000   $   2,943,750
                       International Utility Structures 10.75% 2008................   3,000,000       2,392,500
                       Wavetek Corp. 10.13% 2007...................................   6,425,000       5,501,406
                       Transportation -- 0.0%
                       Golden Ocean Group, Ltd. 10.00% 2001(5).....................   3,350,000         184,250
                                                                                                  -------------
                                                                                                     25,168,464
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 25.1%
                       Broadcasting & Media -- 7.9%
                       Big City Radio, Inc. zero coupon 2005(1)....................   4,000,000       2,555,000
                       Central European Media Enterprises Ltd. 9.38% 2004..........   3,050,000       1,220,000
                       Chancellor Media Corp. 8.00% 2008...........................   5,675,000       5,646,625
                       Chancellor Media Corp., Series B 8.75% 2007.................   1,400,000       1,407,000
                       Golden Sky DBS, Inc., Series B zero coupon 2007(1)..........   2,850,000       1,841,813
                       Golden Sky Systems, Inc., Series B 12.38% 2006..............   1,000,000       1,085,000
                       Orion Network Systems, Inc. zero coupon 2007(1).............   6,500,000       3,306,875
                       Radio One, Inc., Series B 7.00% 2004........................   3,195,000       3,398,681
                       Shop At Home, Inc. 11.00% 2005..............................   4,000,000       3,990,000
                       Cable -- 13.9%
                       Adelphia Communications Corp. 8.13% 2003....................   6,620,000       6,338,650
                       Australis Holdings Property Ltd. zero coupon
                         2002(1)(2)(5).............................................   1,000,000          20,000
                       Comcast UK Cable Partners Ltd. zero coupon 2007(1)..........   2,000,000       1,910,000
                       Diamond Holdings PLC 9.13% 2008.............................   4,075,000       3,922,187
                       Echostar DBS Corp. 9.25% 2006...............................   1,250,000       1,228,125
                       Echostar DBS Corp. 9.38% 2009...............................   3,000,000       2,955,000
                       Mediacom LLC/Capital Corp. 7.88% 2011.......................   3,150,000       2,709,000
                       Mediacom LLC/Capital Corp., Series B 8.50% 2008.............   3,500,000       3,255,000
                       NTL Communications Corp., Series B zero coupon 2008(1)......   1,000,000         682,500
                       NTL, Inc. 5.75% 2009*.......................................   2,500,000       2,612,500
                       NTL, Inc., Series B zero coupon 2008(1).....................   2,900,000       1,972,000
                       Park N View, Inc., Series B 13.00% 2008.....................   3,000,000       2,246,250
                       Telewest Communications PLC 9.88% 2010*.....................     500,000         502,500
                       Telewest Communications PLC 11.25% 2008.....................   3,000,000       3,221,250
                       Telewest Communications PLC zero coupon 2010*...............   1,250,000         734,375
                       UIH Australia Pacific, Inc., Series B zero coupon 2006(1)...   3,500,000       3,010,000
                       United International Holdings, Inc., Series B zero coupon
                         2008(1)...................................................   8,775,000       5,791,500
                       Gaming -- 0.5%
                       Venetian Casino Resort LLC 12.25% 2004......................   2,000,000       1,650,000
                       Leisure & Tourism -- 2.8%
                       ITT Corp. 6.25% 2000........................................   5,450,000       5,345,142
                       Speedway Motorsports, Inc. 8.50% 2007.......................   3,500,000       3,298,750
                                                                                                  -------------
                                                                                                     77,855,723
                                                                                                  -------------

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 26.8%
                       Cellular -- 6.8%
                       Airgate PCS, Inc. zero coupon 2009(1)(4)....................  $1,850,000   $   1,054,500
                       Celcaribe SA 13.50% 2004*(4)................................   1,250,000       1,001,562
                       Centennial Cellular Operating Co. 10.75% 2008...............   5,050,000       5,239,375
                       Dobson Sygnet Communications 12.25% 2008....................   1,000,000       1,110,000
                       Globalstar LP 10.75% 2004...................................   2,250,000       1,507,500
                       Globalstar LP 11.50% 2005...................................   2,018,000       1,367,195
                       International Wireless Communication Holdings, Inc. zero
                         coupon 2001(5)............................................   3,750,000         225,000
                       McCaw International Ltd. zero coupon 2007(1)................   3,250,000       2,356,250
                       Occidente Y Caribe Celular SA, Series B zero coupon
                         2004(1)...................................................   2,000,000         960,000
                       Omnipoint Communications, Inc. 9.18% 2006*(3)...............   4,288,908       4,256,742
                       Paging Network Do Brasil SA 13.50% 2005.....................   1,594,000         266,995
                       US Unwired, Inc. zero coupon 2009*(1).......................   2,900,000       1,689,250
                       Telecommunications -- 20.0%
                       Call-Net Enterprises, Inc. 8.00% 2008.......................   1,750,000       1,325,625
                       E.spire Communications, Inc. zero coupon 2005(1)............   2,025,000       1,414,969
                       Flag Ltd. 8.25% 2008........................................     950,000         864,500
                       Focal Communications Corp. 11.88% 2010*.....................     950,000         969,000
                       Global Crossing Holdings Ltd. 9.13% 2006*...................   4,000,000       3,830,000
                       Globix Corp. 12.50% 2010*...................................   5,575,000       5,602,875
                       Globix Corp. 13.00% 2005....................................   4,475,000       4,754,687
                       GST Network Funding, Inc. zero coupon 2008(1)...............   3,050,000       1,688,938
                       GT Group Telecom, Inc. zero coupon 2010*(1)(4)..............   2,250,000       1,198,125
                       ICG Holdings, Inc. zero coupon 2007(1)......................   2,500,000       1,712,500
                       ICG Services, Inc. zero coupon 2008(1)......................   3,250,000       1,767,187
                       KMC Telecom Holdings, Inc. 13.50% 2009......................   3,000,000       3,007,500
                       MGC Communications, Inc., Series B 13.00% 2004..............   4,600,000       4,703,500
                       Midcom Communications, Inc. 8.25% 2003(2)(5)................     550,000               0
                       Nextel Communications, Inc. 5.25% 2010*.....................   1,250,000       1,181,250
                       Nextlink Communications, Inc. zero coupon 2009*(1)..........   2,000,000       1,120,000
                       Orbcomm Global LP, Series B 14.00% 2004.....................   2,500,000       2,168,750
                       Poland Telecom Finance BV, Series B 14.00% 2007.............   1,000,000         652,500
                       Primus Telecommunications, Inc. 12.75% 2009.................   5,175,000       5,226,750
                       PSINet, Inc. 10.50% 2006*...................................   4,000,000       4,030,000
                       RSL Communications PLC 10.50% 2008..........................   1,700,000       1,542,750
                       Telehub Communications Corp. zero coupon 2005(1)............   2,000,000         200,000
                       Transtel Pass Through Trust 12.50% 2007.....................   1,500,000         825,000
                       Verio, Inc. 13.50% 2004.....................................   2,000,000       2,200,000
                       Vialog Corp. 12.75% 2001....................................   2,000,000       1,395,000
                       Viatel, Inc. zero coupon 2008(1)............................   4,250,000       2,465,000
                       Viatel, Inc. 11.50% 2009....................................   1,000,000         942,500
                       Worldwide Fiber, Inc. 12.00% 2009*..........................   1,000,000       1,052,500
                       Worldwide Fiber, Inc. 12.50% 2005...........................   3,900,000       4,085,250
                                                                                                  -------------
                                                                                                     82,961,025
                                                                                                  -------------
                       MATERIALS -- 11.0%
                       Chemicals -- 2.9%
                       American Pacific Corp. 9.25% 2005...........................   2,000,000       2,015,000
                       Georgia Gulf Corp. 10.38% 2007*.............................   3,225,000       3,329,813
                       Huntsman Corp. 9.38% 2000*(3)...............................   3,500,000       3,228,750
                       Sterling Chemicals Holdings, Inc. zero coupon 2008(1)(4)....   2,000,000         600,000
                       Forest Products -- 0.9%
                       Ainsworth Lumber Ltd. 12.50% 2007(6)........................   2,450,000       2,670,500

---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 7.2%
                       Acme Metals, Inc. 12.50% 2002(5)............................  $1,727,000   $   1,368,647
                       AK Steel Holding Corp. 9.13% 2006...........................   1,000,000         983,750
                       Armco, Inc. 8.88% 2008......................................   6,900,000       6,762,000
                       GS Technologies Operating, Inc. 12.00% 2004.................   1,500,000         900,000
                       Metal Management, Inc. 10.00% 2008..........................   3,500,000       2,633,750
                       MMI Products, Inc., Series B 11.25% 2007....................   2,950,000       3,031,125
                       NL Industries, Inc. 11.75% 2003.............................   4,095,000       4,197,375
                       Schuff Steel Co. 10.50% 2008................................   3,000,000       2,448,750
                                                                                                  -------------
                                                                                                     34,169,460
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $313,338,849).....................                 284,602,934
                                                                                                  -------------
                       COMMON STOCK -- 0.1%                                            SHARES
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Gaming -- 0.0%
                       Capital Gaming International, Inc.+(2)......................         103               1
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Cellular -- 0.0%
                       Paging Do Brasil Holdings Co. LLC, Class B+*(2).............       1,594              16
                       Telecommunications -- 0.1%
                       Intermedia Communications, Inc.+............................         823          35,375
                       Vialog Corp.+...............................................      20,178          80,712
                                                                                                  -------------
                                                                                                        116,103
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $310,008)..........................                     116,104
                                                                                                  -------------
                       PREFERRED STOCK -- 6.3%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 2.4%
                       Broadcasting & Media -- 2.4%
                       CSC Holdings, Inc., Series M 11.125%(6).....................      69,923       7,586,657
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 3.9%
                       Cellular -- 1.1%
                       Dobson Communications Corp. 12.25%(6).......................          17          17,048
                       Dobson Communications Corp. 13.00%(6).......................       3,222       3,286,217
                       Telecommunications -- 2.8%
                       Global Crossing Ltd. 7.00%*.................................       4,500       1,215,000
                       Intermedia Communications, Inc. 7.00%*......................       5,000         148,125
                       IXC Communications, Inc. 12.50%(6)..........................       4,175       4,550,750
                       Nextel Communications, Inc., Series E 11.13%(6).............       2,792       2,819,920
                                                                                                  -------------
                                                                                                     12,037,060
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $18,988,116)....................                  19,623,717
                                                                                                  -------------

                                                           ---------------------

                       WARRANTS -- 0.1%+                                               WARRANTS           VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 0.0%
                       Energy Services -- 0.0%
                       Key Energy Services, Inc. 1/15/09(2)........................       2,450   $     122,500
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Transportation -- 0.0%
                       Golden Ocean Group Ltd. 8/31/01.............................       2,500              25
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 0.1%
                       Cable -- 0.1%
                       Knology, Inc. 10/22/07*.....................................       6,000          12,000
                       Park N View, Inc.*(2).......................................       3,000         120,000
                       UIH Australia Pacific, Inc. 5/15/06(2)......................       1,000          40,000
                                                                                                  -------------
                                                                                                        172,000
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Cellular -- 0.0%
                       International Wireless Communication Holdings, Inc.
                         8/15/01*(2)...............................................       3,750               0
                       Occidente Y Caribe Celular SA 3/15/04*(2)...................       8,000          48,000
                       Telecommunications -- 0.0%
                       KMC Telecom Holdings, Inc. 4/15/08*(2)......................       4,650          11,625
                       Poland Telecom Finance BV 12/01/07*(2)......................       1,000              10
                       Telehub Communications Corp. 7/31/05*(2)....................       2,000              20
                                                                                                  -------------
                                                                                                         59,655
                                                                                                  -------------
                       TOTAL WARRANTS (cost $243,394)..............................                     354,180
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $332,880,367).............                 304,696,935
                                                                                                  -------------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.7%                                      AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.7%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)
                         (cost $5,378,000).........................................  $5,378,000       5,378,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $338,258,367)                              100.0%                    310,074,935
                       Liabilities in excess of other assets --             0.0                         (42,858)
                                                                         ------                   -------------
                       NET ASSETS --                                      100.0%                  $ 310,032,077
                                                                         ======                   =============

              -----------------------------
               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (2) Fair valued security; see Note 2
              (3) Variable rate security; rate as of January 31, 2000
              (4) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (5) Bond in default
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES -- 90.4%                                           LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.6%
                       Automotive -- 2.2%
                       Hayes Lemmerz International, Inc., Series B 8.25% 2008......               800,000   $     706,000
                       Sanluis Corp. 8.88% 2008....................................             2,300,000       2,041,250
                       Housing -- 0.4%
                       D.R. Horton, Inc. 8.00% 2009................................               510,000         461,550
                       Retail -- 1.0%
                       HMV Media Group PLC, Series B 10.88% 2008...................   GBP         350,000         515,946
                       Musicland Group, Inc., 9.00% 2003...........................               135,000         129,937
                       Musicland Group, Inc., Series B 9.88% 2008..................               700,000         647,500
                                                                                                            -------------
                                                                                                                4,502,183
                                                                                                            -------------
                       CONSUMER STAPLES -- 0.7%
                       Food, Beverage & Tobacco -- 0.7%
                       Embotelladora Arica SA 9.88% 2006*..........................               875,000         901,991
                                                                                                            -------------
                       ENERGY -- 1.0%
                       Energy Services -- 0.2%
                       EES Coke Battery Co., Inc., Series B 9.38% 2007*............               175,000         162,104
                       Energy Sources -- 0.8%
                       Oil Purchase Co. 7.10% 2002*................................               144,937         136,807
                       Snyder Oil Corp. 8.75% 2007.................................               590,000         578,200
                       Vintage Petroleum, Inc. 8.63% 2009..........................               150,000         142,875
                       Vintage Petroleum, Inc. 9.75% 2009..........................               165,000         165,825
                                                                                                            -------------
                                                                                                                1,185,811
                                                                                                            -------------
                       FINANCE -- 5.4%
                       Banks -- 1.8%
                       Banco Nacional de Desenvolvimento 12.19% 2008*(4)...........             2,250,000       2,013,750
                       Banco Nacional de Desenvolvimento 12.19% 2008(4)............               200,000         173,620
                       Financial Services -- 3.6%
                       Alps, Series 96-1, Class D 12.75% 2006......................               300,925         300,925
                       California FM Lease Trust 8.50% 2017*.......................               452,937         429,479
                       Cellco Finance NV 15.00% 2005...............................             1,470,000       1,580,250
                       Dillon Read Structured Finance Corp., Series 1993, Class A-1
                         6.66% 2010................................................                81,493          72,218
                       Dillon Read Structured Finance Corp., Series 1994, Class A-1
                         7.60% 2007................................................               233,752         220,741
                       Dillon Read Structured Finance Corp., Series 1994, Class A-2
                         8.38% 2015................................................               625,000         548,308
                       Dillon Read Structured Finance Corp., Series 1994, Class A-2
                         9.35% 2019................................................               200,000         186,170
                       FMAC Loan Receivables Trust, Class C 7.93% 2018.............               145,832          51,037
                       Indah International Financial, Series B 11.88% 2002.........               200,000         173,705
                       Long Beach Acceptance Auto Grantor Trust, Series 1997-1,
                         Class B 6.85% 2003........................................               107,921         107,517

                                                           ---------------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                         LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       OHA Auto Grantor Trust, Series 1997, Class A 11.00% 2004....               592,426   $     564,689
                       Paiton Energy Funding BV 9.34% 2014*........................               650,000         131,625
                       Securitized Multiple Asset, Series 1997-5, Class A1 7.72%
                         2005......................................................               496,340         124,085
                                                                                                            -------------
                                                                                                                6,678,119
                                                                                                            -------------
                       HEALTHCARE -- 2.5%
                       Health Services -- 2.5%
                       Columbia/HCA Healthcare Corp. 6.91% 2005....................               400,000         358,000
                       Columbia/HCA Healthcare Corp. 7.00% 2007....................               415,000         361,050
                       Columbia/HCA Healthcare Corp. 7.69% 2025....................             1,200,000         966,000
                       Columbia/HCA Healthcare Corp. 8.85% 2007....................               340,000         328,100
                       Tenet Healthcare Corp. 8.63% 2007...........................             1,200,000       1,141,439
                                                                                                            -------------
                                                                                                                3,154,589
                                                                                                            -------------
                       INDUSTRIAL & COMMERCIAL -- 2.3%
                       Aerospace & Military Technology -- 0.3%
                       Jet Equipment Trust, Series C1 11.79% 2013*.................               300,000         346,581
                       Business Services -- 0.9%
                       USA Waste Services, Inc. 7.13% 2007.........................               400,000         356,576
                       USA Waste Services, Inc. 7.13% 2017.........................               125,000         103,451
                       Waste Management, Inc. 6.88% 2009*..........................               235,000         203,046
                       Waste Management, Inc. 7.65% 2011*..........................                80,000          71,102
                       WMX Technologies, Inc. 7.00% 2006...........................               450,000         402,795
                       Multi-Industry -- 1.1%
                       Nortek, Inc., Series B 8.88% 2008...........................               695,000         639,400
                       Reliance Industries Ltd. 10.50% 2046*.......................               250,000         243,250
                       Tele1 Europe BV 13.00% 2009*(1).............................   EUR         490,000         509,326
                                                                                                            -------------
                                                                                                                2,875,527
                                                                                                            -------------
                       INFORMATION & ENTERTAINMENT -- 10.8%
                       Broadcasting & Media -- 7.0%
                       Adelphia Communications Corp., Series B 7.50% 2004..........               120,000         110,400
                       Adelphia Communications Corp., Series B 7.75% 2009..........               925,000         800,125
                       Adelphia Communications Corp., Series B 8.38% 2008..........               300,000         271,500
                       Adelphia Communications Corp., Series B 9.88% 2007..........               240,000         240,000
                       Cablevision SA 13.75% 2009..................................               600,000         559,051
                       Chancellor Media Corp. 9.00% 2008...........................               370,000         379,250
                       Chancellor Media Corp., Series B 8.13% 2007.................               450,000         447,750
                       Charter Communications Holdings 10.25% 2010*................               650,000         650,000
                       Echostar DBS Corp. 9.38% 2009...............................               550,000         541,750
                       Globalstar LP 11.38% 2004...................................               425,000         298,562
                       Multicanal SA 13.13% 2009...................................               520,000         522,600
                       RCN Corp., Series B zero coupon 2007(2).....................               740,000         510,600
                       Telewest Communications zero coupon 2009*(2)................   GBP         400,000         397,087
                       TV Azteca SA, Series A 10.13% 2004..........................             2,200,000       1,974,500
                       United Pan Europe Communications 10.88% 2009................             1,025,000       1,013,469
                       Leisure & Tourism -- 3.8%
                       Hilton Hotels Corp. 7.95% 2007..............................               740,000         693,676
                       HMH Properties, Inc., Series A 7.88% 2005...................               865,000         782,825
                       HMH Properties, Inc., Series B 7.88% 2008...................                75,000          65,063
                       Horseshoe Gaming LLC 8.63% 2009.............................               590,000         548,700
                       Host Marriot LP 8.38% 2006..................................               110,000         102,025
                       International Game Technology 8.38% 2009....................               540,000         500,850
                       Park Place Entertainment Corp. 7.88% 2005...................               390,000         367,575
                       Park Place Entertainment Corp. 8.50% 2006...................               250,000         246,500

---------------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                         LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Station Casinos, Inc. 8.88% 2008............................               925,000   $     863,719
                       Station Casinos, Inc. 9.75% 2007............................               160,000         158,400
                       Station Casinos, Inc. 10.13% 2006...........................               355,000         357,662
                                                                                                            -------------
                                                                                                               13,403,639
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 22.0%
                       Cellular -- 1.2%
                       Nuevo Grupo Iusacell SA 14.25% 2006*........................               850,000         892,500
                       Occidente Y Caribe Celular SA, Series B zero coupon
                         2004*(2)..................................................             1,100,000         528,000
                       Computers & Business Equipment -- 0.0%
                       Entex Information Services, Inc. 12.50% 2006................               105,000          39,506
                       Computer Software -- 1.3%
                       Netia Holdings II BV 13.50% 2009............................   EUR       1,050,000       1,081,164
                       Wam-Net, Inc., Series A zero coupon 2005*(2)................             1,050,000         588,000
                       Internet Software -- 1.2%
                       PSINet, Inc. 11.00% 2009....................................             1,150,000       1,184,500
                       PSINet, Inc., Series B 10.00% 2005..........................               275,000         270,875
                       Telecommunications -- 18.3%
                       American Cellular Corp. 10.50% 2008.........................               545,000         617,213
                       AMSC Acquisition Co., Inc. 12.25% 2008......................               415,000         318,513
                       Bayan Telecommunications 13.50% 2006*.......................             1,450,000       1,247,000
                       CIA International de Telecommunicaciones 10.38% 2004*.......             2,650,000       2,385,000
                       Colt Telecom Group PLC 7.63% 2008...........................   DEM         980,000         475,005
                       Dolphin Telecom PLC zero coupon 2009*(2)....................               550,000         246,125
                       Dolphin Telecom PLC zero coupon 2008(2).....................               850,000         416,500
                       Espirit Telecom Group PLC 10.88% 2008.......................               400,000         394,500
                       Global Crossing Holdings Ltd. 9.63% 2008....................             1,020,000         986,850
                       Globe Telecom, Inc. 13.00% 2009*............................               575,000         627,469
                       Globix Corp. 12.50% 2010*...................................               365,000         366,825
                       GT Group Telecom, Inc. zero coupon 2010*(1)(2)..............               500,000         263,750
                       Hermes Europe Railtel BV 10.38% 2009........................               525,000         509,250
                       Hermes Europe Railtel BV 11.50% 2007........................               490,000         499,800
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(2)*..................................................             1,835,000       1,390,012
                       Level 3 Communications, Inc. 9.13% 2008.....................             2,425,000       2,249,187
                       Nextel Communications, Inc. zero coupon 2007(2)*............             3,400,000       2,533,000
                       Nextlink Communications, Inc. zero coupon 2008(2)*..........             2,070,000       1,273,050
                       NTL, Inc. zero coupon 2008(2)...............................   GBP         750,000         815,041
                       NTL, Inc., Series B zero coupon 2008(2).....................               550,000         374,000
                       Onepoint Communications Corp., Series B 14.50% 2008.........               370,000         246,975
                       Primus Telecommunications Group, Inc. 11.25% 2009...........               310,000         294,500
                       Primus Telecommunications Group, Inc., Series B 9.88%
                         2008......................................................               415,000         373,500
                       PTC International Finance II SA 11.25% 2009*................   EUR         650,000         655,018
                       RCN Corp., Series B 9.80% 2008..............................               750,000         487,500
                       Rhythms NetConnections, Inc., Series B zero coupon
                         2008*(2)..................................................             1,100,000         594,000
                       RSL Communications Ltd. zero coupon 2008(2).................   DEM       1,650,000         478,898
                       RSL Communications Ltd. 12.25% 2006.........................               118,000         119,622
                       RSL Communications PLC zero coupon 2008*(2).................               275,000         159,500
                       RSL Communications PLC 9.13% 2008...........................               810,000         706,725
                       Viatel, Inc. zero coupon 2008*(2)...........................             1,075,000         623,500
                                                                                                            -------------
                                                                                                               27,312,373
                                                                                                            -------------
                       MATERIALS -- 3.5%
                       Chemicals -- 1.4%
                       Huntsman ICI Chemicals LLC 10.13% 2009......................   EUR         625,000         643,550
                       Huntsman ICI Chemicals, Inc. 10.13% 2009*...................               750,000         759,375
                       Lyondell Chemical Co., Series A 9.63% 2007..................               365,000         360,438

                                                           ---------------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                         LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products -- 0.7%
                       Tjiwi Kimia 13.25% 2001.....................................             1,000,000   $     880,000
                       Metals & Minerals -- 1.4%
                       Acindar Industria Argentina de Aceros SA 11.25% 2004........               900,000         684,000
                       Murrin Murrin Holdings Property Ltd. 9.38% 2007.............               410,000         365,925
                       National Steel Corp., Series D 9.88% 2009*..................               630,000         630,000
                       NSM Steel, Inc., Series B 12.25% 2008*(3)...................               270,000             270
                                                                                                            -------------
                                                                                                                4,323,558
                                                                                                            -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 37.9%
                       Foreign Government -- 37.9%
                       Kingdom of Jordan 7.00% 2023(4).............................               733,000         549,750
                       Republic of Argentina 3.11% 2007(4).........................               669,222         465,884
                       Republic of Argentina 6.81% 2005............................             2,068,000       1,860,580
                       Republic of Argentina 8.75% 2002............................             1,540,000       1,434,510
                       Republic of Argentina 11.75% 2009...........................             2,880,000       2,793,600
                       Republic of Argentina 12.00% 2020...........................             3,900,000       3,802,500
                       Republic of Brazil 5.00% 2014(6)............................             1,049,427         731,975
                       Republic of Brazil 7.00% 2009(4)............................             1,400,000       1,085,000
                       Republic of Brazil 7.00% 2012...............................             2,430,000       1,692,532
                       Republic of Brazil 12.75% 2020..............................             2,750,000       2,612,500
                       Republic of Brazil 14.50% 2009..............................             6,002,000       6,348,015
                       Republic of Bulgaria, Series A 7.06% 2024*(4)...............               600,000         473,250
                       Republic of Bulgaria, Series A 2.75% 2012(4)................             2,770,000       1,973,625
                       Republic of Colombia 9.75% 2009.............................             1,050,000         979,125
                       Republic of Colombia 11.42% 2005(2)(4)......................               480,000         455,568
                       Republic of Ecuador 6.63% 2025(3)...........................               720,000         270,000
                       Republic of Korea 8.88% 2008................................               500,000         516,375
                       Republic of Panama 7.06% 2016(4)............................               269,930         213,244
                       Republic of Panama 8.88% 2027...............................               250,000         202,348
                       Republic of Peru 3.75% 2017*(4).............................             1,930,000       1,158,000
                       Republic of Philippines 9.88% 2019..........................             2,050,000       1,947,500
                       Republic of South Africa 13.00% 2010........................   ZAR       3,800,000         576,586
                       Republic of Venezuela 7.00% 2007............................             1,333,325       1,044,160
                       Republic of Venezuela 9.25% 2027............................             3,350,000       2,160,750
                       Russian Government Bonds 11.00% 2018........................             9,370,000       5,845,006
                       Russian Interest Notes 6.91% 2015...........................                   123              22
                       United Mexican States 10.38% 2009(1)........................             3,280,000       3,312,800
                       United Mexican States 11.38% 2016...........................             2,460,000       2,638,350
                                                                                                            -------------
                                                                                                               47,143,555
                                                                                                            -------------
                       REAL ESTATE -- 0.1%
                       Real Estate Companies -- 0.1%
                       Glencore Nickel Property Ltd. 9.00% 2014....................               135,000         112,388
                                                                                                            -------------
                       UTILITIES -- 0.6%
                       Electric Utilities -- 0.4%
                       CMS Energy Corp. 7.50% 2009.................................               610,000         548,020
                       Gas & Pipeline Utilities -- 0.2%
                       Ras Laffan Liquified Natural Gas Co. 8.29% 2014*............               250,000         232,559

---------------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                         LOCAL CURRENCY)         VALUE
                       --------------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone -- 0.0%
                       Iridium Capital Corp., Series A 13.00% 2005(3)..............               450,000   $      23,625
                                                                                                            -------------
                                                                                                                  804,204
                                                                                                            -------------
                       TOTAL BONDS & NOTES (cost $113,456,077).....................                           112,397,937
                                                                                                            -------------
                       LOAN AGREEMENT -- 1.4%
                       --------------------------------------------------------------------------------------------------
                       LOAN AGREEMENT -- 1.4%
                       Foreign Government -- 1.4%
                       Kingdom of Morocco, Series A 6.85% 2009(4) (cost
                         $1,615,820)...............................................             1,994,947       1,750,453
                                                                                                            -------------
                       PREFERRED STOCK -- 1.3%                                                 SHARES
                       --------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.4%
                       Retail -- 0.4%
                       Kmart Financing I 7.75%.....................................                11,050         454,431
                                                                                                            -------------
                       INFORMATION & ENTERTAINMENT -- 0.4%
                       Broadcasting & Media -- 0.4%
                       Paxson Communications Corp. 9.75%*(5).......................                     9          88,843
                       Paxson Communications Corp. 13.25%(5).......................                    36         365,033
                                                                                                            -------------
                                                                                                                  453,876
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 0.5%
                       Software -- 0.2%
                       Concentric Network Corp., Series B 13.50%(5)................                   241         255,316
                       Telecommunications -- 0.3%
                       IXC Communications, Inc. 12.50%(5)..........................                   372         403,891
                                                                                                            -------------
                                                                                                                  659,207
                                                                                                            -------------
                       TOTAL PREFERRED STOCK (cost $1,390,078).....................                             1,567,514
                                                                                                            -------------
                       WARRANTS -- 0.1%+                                                       WARRANTS
                       --------------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.1%
                       Business Services -- 0.0%
                       Nokornthai Strip Ml Public Ltd. 2/01/08.....................               170,935           1,709
                       Multi-Industry -- 0.1%
                       Tele1 Europe BV 5/15/09*....................................                   490          90,866
                                                                                                            -------------
                                                                                                                   92,575
                                                                                                            -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Paxson Communications Corp. 6/30/03*........................                   256              61
                                                                                                            -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Cellular -- 0.0%
                       Occidente Y Caribe Celular SA 03/15/04*.....................                 4,400          66,550
                       Software -- 0.0%
                       Wam-Net, Inc. 3/01/05*......................................                 1,200           1,320

                                                           ---------------------

                       WARRANTS (CONTINUED)                                                WARRANTS             VALUE
                       --------------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 0.0%
                       American Mobile Satellite Co. 4/01/08.......................                   415   $      14,577
                       Onepoint Communications Corp. 6/01/08.......................                   370           3,746
                                                                                                            -------------
                                                                                                                   86,193
                                                                                                            -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Argentina 2/25/2000.............................                 2,550             383
                                                                                                            -------------
                       TOTAL WARRANTS (cost $134,871)..............................                               179,212
                                                                                                            -------------
                       TOTAL INVESTMENT SECURITIES (cost $116,596,846).............                           115,895,116
                                                                                                            -------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                        (DENOMINATED IN
                       SHORT-TERM SECURITIES -- 3.0%                                     LOCAL CURRENCY)
                       --------------------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 2.9%
                       Korea Structured Note zero coupon due 7/31/00...............   KRW   1,100,000,000         941,486
                       Turkey Treasury Bill zero coupon due 2/9/00.................   TRL 251,178,000,000         435,879
                       Turkey Treasury Bill zero coupon due 2/9/00.................   TRL 398,300,000,000         691,185
                       Turkey Treasury Bill zero coupon due 3/15/00................   TRL 589,586,000,000         967,614
                       Turkey Treasury Bill zero coupon due 8/23/00................   TRL 433,350,000,000         597,070
                                                                                                            -------------
                                                                                                                3,633,234
                                                                                                            -------------
                       U.S. GOVERNMENT -- 0.1%
                       United States Treasury Bills 5.51% due 4/27/00@.............               100,000          98,684
                                                                                                            -------------
                       TOTAL SHORT-TERM SECURITIES (cost $4,398,177)...............                             3,731,918
                                                                                                            -------------

                       REPURCHASE AGREEMENT -- 5.2%
                       --------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.2%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.50%, dated 1/31/00, to be repurchased
                         2/01/00 in the amount of $6,511,814 and collateralized by
                         $6,815,000 of U.S. Treasury Notes, bearing interest at
                         5.50%, due 5/31/03 and having an approximate value of
                         $6,642,097 (cost $6,511,000)@.............................             6,511,000       6,511,000
                                                                                                            -------------
                       TOTAL INVESTMENTS --
                         (cost $127,506,023)                    101.4%                                        126,138,034
                       Liabilities in excess of other assets     (1.4)                                         (1,734,513)
                                                               ------                                       -------------
                       NET ASSETS --                            100.0%                                      $ 124,403,521
                                                               ======                                       =============

              -----------------------------
               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Bond in default
              (4) Variable rate security; rate as of January 31, 2000
              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
              (6) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security

---------------------

                Allocation of investments as a percentage of net assets by country as of January 31, 2000:

                       United States...............................................  39.3%
                       Brazil......................................................  11.7%
                       Argentina...................................................  10.8%
                       Mexico......................................................   8.0%
                       Russia......................................................   4.7%
                       Venezuela...................................................   2.6%
                       Netherlands.................................................   2.4%
                       United Kingdom..............................................   2.3%
                       Turkey......................................................   2.1%
                       Bulgaria....................................................   2.0%
                       Philippines.................................................   1.6%
                       Morocco.....................................................   1.4%
                       Colombia....................................................   1.2%
                       Korea.......................................................   1.2%
                       Luxemborg...................................................   1.1%
                       Peru........................................................   0.9%
                       Switzerland.................................................   0.7%
                       South Africa................................................   0.5%
                       Australia...................................................   0.4%
                       Jordan......................................................   0.4%
                       Panama......................................................   0.3%
                       Qatar.......................................................   0.2%
                       Ecuador.....................................................   0.2%
                       India.......................................................   0.2%
                                                                                     ----
                                                                                     96.2%
                                                                                     ====

              -----------------------------

               @ The security or a portion thereof represent collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       ---------------------------------------------------------------------------------------------------
                                                                EXPIRATION    VALUE AT       VALUE AS OF       UNREALIZED
                       CONTRACTS          DESCRIPTION              DATE      TRADE DATE    JANUARY 31, 2000   APPRECIATION
                       ---------------------------------------------------------------------------------------------------
                       8 Short     U.K. LIF Gilt                March 2000   $1,481,223       $1,420,816        $60,407
                       16 Long     U.S. Treasury 10 Year Note   March 2000    1,511,582        1,516,500          4,918
                                                                                                                -------
                                                                                                                $65,325
                                                                                                                =======

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------
                          CONTRACT             IN         DELIVERY  GROSS UNREALIZED
                         TO DELIVER       EXCHANGE FOR      DATE      APPRECIATION
                       -------------------------------------------------------------
                       EUR     490,000   USD    503,357   02/10/00      $24,770
                       EUR   1,050,000   USD  1,059,702   04/26/00       28,584
                       EUR     275,000   USD    277,530   04/26/00        7,475
                       EUR     640,000   USD    636,544   04/28/00        7,967
                       EUR   1,440,000   USD  1,432,824   04/28/00       18,527
                       GBP     125,000   USD    203,344   02/10/00          979
                                                                        --------
                                                                         88,302
                                                                        --------

                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       GBP   1,030,000   USD  1,645,786   02/03/00      (21,726)
                                                                       ---------
                                Net Unrealized Appreciation.......     $ 66,576
                                                                       =========

              -----------------------------

                       GBP  -- Pound Sterling                  KRW -- Korean Won                ZAR  -- South African Rand
                       EUR  -- Euro Dollar                     TRL  -- Turkish Lire
                       DEM -- Deutsche Mark                    USD  -- United States Dollar


              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 66.7%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.8%
                       Automotive -- 0.7%
                       General Motors Corp., Class H+..............................       30,000   $  3,375,000
                       Retail -- 4.1%
                       Gap, Inc. ..................................................      110,750      4,949,141
                       Home Depot, Inc.............................................      105,000      5,945,625
                       Target Corp. ...............................................       20,000      1,317,500
                       Wal-Mart Stores, Inc. ......................................      160,000      8,760,000
                                                                                                   -------------
                                                                                                     24,347,266
                                                                                                   -------------
                       ENERGY -- 4.5%
                       Energy Services -- 2.3%
                       Baker Hughes, Inc. .........................................       87,700      2,159,612
                       Halliburton Co. ............................................      100,000      3,600,000
                       Schlumberger Ltd. ..........................................      100,000      6,106,250
                       Energy Sources -- 2.2%
                       Chevron Corp. ..............................................       30,000      2,506,875
                       Exxon Mobil Corp. ..........................................       60,806      5,077,301
                       Royal Dutch Petroleum Co. ADR...............................       60,000      3,303,750
                                                                                                   -------------
                                                                                                     22,753,788
                                                                                                   -------------
                       FINANCE -- 8.6%
                       Banks -- 2.8%
                       Bank of New York Co., Inc. .................................       30,000      1,218,750
                       Chase Manhattan Corp. ......................................       85,000      6,837,187
                       Mellon Financial Corp. .....................................       80,000      2,745,000
                       Summit Bancorp. ............................................      110,000      3,293,125
                       Financial Services -- 5.8%
                       American Express Co. .......................................       50,000      8,240,625
                       Capital One Financial Corp. ................................      100,000      4,100,000
                       Citigroup, Inc. ............................................      140,000      8,041,250
                       Merrill Lynch & Co., Inc. ..................................       35,000      3,036,250
                       Morgan Stanley, Dean Witter & Co. ..........................       80,000      5,300,000
                       Paine Webber Group, Inc. ...................................       30,000      1,153,125
                                                                                                   -------------
                                                                                                     43,965,312
                                                                                                   -------------
                       HEALTHCARE -- 6.2%
                       Drugs -- 3.8%
                       Biogen, Inc.+...............................................       45,000      3,881,250
                       Merck & Co., Inc. ..........................................       60,000      4,728,750
                       Pfizer, Inc. ...............................................       60,000      2,182,500
                       Schering-Plough Corp. ......................................       55,000      2,420,000
                       Warner-Lambert Co. .........................................       65,000      6,170,937
                       Medical Products -- 2.4%
                       Amgen, Inc.+................................................      110,000      7,005,625
                       Johnson & Johnson Co. ......................................       60,000      5,163,750
                                                                                                   -------------
                                                                                                     31,552,812
                                                                                                   -------------

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 7.0%
                       Business Services -- 0.9%
                       Electronic Data Systems Corp. ..............................       40,000   $  2,705,000
                       iXL Enterprises, Inc.+......................................       40,000      1,915,000
                       Electrical Equipment -- 3.4%
                       General Electric Co. .......................................      130,000     17,338,750
                       Multi-Industry -- 2.7%
                       Corning, Inc. ..............................................       28,800      4,442,400
                       Seagram Co., Ltd. ..........................................       40,000      2,322,500
                       Tyco International Ltd.+....................................      165,000      7,053,750
                                                                                                   -------------
                                                                                                     35,777,400
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 3.6%
                       Broadcasting & Media -- 3.4%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      100,000      5,112,500
                       CBS Corp.+..................................................       85,000      4,956,562
                       Pegasus Communications Corp. ...............................       14,500      1,600,438
                       Time Warner, Inc. ..........................................       70,000      5,595,625
                       Entertainment Products -- 0.1%
                       Oakley, Inc.+...............................................       88,000        473,000
                       Leisure & Tourism -- 0.1%
                       Carnival Corp. .............................................       16,000        721,000
                                                                                                   -------------
                                                                                                     18,459,125
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 26.5%
                       Communication Equipment -- 4.8%
                       JDS Uniphase Corp.+.........................................       42,800      8,728,525
                       Motorola, Inc. .............................................       50,000      6,837,500
                       Nokia Corp. ADR.............................................       30,000      5,490,000
                       QUALCOMM, Inc.+.............................................       25,600      3,251,200
                       Computers & Business Equipment -- 7.3%
                       Cisco Systems, Inc.+........................................       95,000     10,402,500
                       Dell Computer Corp.+........................................       80,000      3,075,000
                       EMC Corp.+..................................................      140,000     14,910,000
                       International Business Machines Corp. ......................       80,000      8,975,000
                       Computer Software -- 4.3%
                       Computer Associates International, Inc. ....................       30,000      2,060,625
                       Microsoft Corp.+............................................      200,000     19,575,000
                       Electronics -- 5.2%
                       Intel Corp. ................................................       90,000      8,904,375
                       Micron Technology, Inc.+....................................       40,000      2,487,500
                       National Semiconductor Corp.+...............................       80,000      4,200,000
                       Texas Instruments, Inc. ....................................      100,000     10,787,500
                       Internet Content -- 1.6%
                       Yahoo!, Inc.+...............................................       25,000      8,051,562
                       Internet Software -- 0.4%
                       America Online, Inc.+.......................................       35,000      1,992,813
                       Telecommunications -- 2.9%
                       Clear Channel Communications, Inc.+.........................       50,000      4,318,750
                       Comcast Corp., Class A......................................      100,000      4,600,000
                       Lucent Technologies, Inc. ..................................       75,000      4,143,750
                       Nortel Networks Corp. ......................................       20,000      1,912,500
                                                                                                   -------------
                                                                                                    134,704,100
                                                                                                   -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS -- 1.9%
                       Chemicals -- 0.5%
                       du Pont (E.I.) de Nemours & Co. ............................       45,000   $  2,655,000
                       Forest Products -- 0.3%
                       Georgia-Pacific Group.......................................       40,000      1,630,000
                       Metals & Minerals -- 1.1%
                       Alcoa, Inc.+................................................       80,000      5,575,000
                                                                                                   -------------
                                                                                                      9,860,000
                                                                                                   -------------
                       UTILITIES -- 3.6%
                       Electric Utilities -- 0.2%
                       PECO Energy Co. ............................................       20,000        832,500
                       Gas & Pipeline Utilities -- 1.3%
                       Enron Corp. ................................................      100,000      6,743,750
                       Telephone -- 2.1%
                       AT&T Corp. .................................................       87,000      4,589,250
                       MCI WorldCom, Inc.+.........................................      135,000      6,201,563
                                                                                                   -------------
                                                                                                     18,367,063
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $266,643,001)......................                 339,786,866
                                                                                                   -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 24.3%                                          AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.2%
                       Automotive -- 0.2%
                       Chrysler Corp. 7.45% 2027...................................  $   750,000        714,960
                                                                                                   -------------
                       FINANCE -- 0.6%
                       Financial Services -- 0.6%
                       CS First Boston Mortgage Securities Corp. 6.48% 2008........    2,500,000      2,285,030
                       Morgan Stanley Group, Inc. 6.88% 2007.......................    1,000,000        958,750
                                                                                                   -------------
                                                                                                      3,243,780
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.2%
                       Electronics -- 0.2%
                       Texas Instruments, Inc. 6.13% 2006..........................    1,000,000        914,830
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 23.3%
                       U.S. Government & Agencies -- 23.3%
                       Federal National Mortgage Association 5.25% 2009............    7,000,000      6,048,420
                       Federal National Mortgage Association 5.75% 2003............    3,385,000      3,252,782
                       Federal National Mortgage Association 5.75% 2008............      750,000        680,745
                       Overseas Private Investment Corp. 6.99% 2009................    4,435,000      4,318,803
                       Small Business Administration 6.30% 2018....................    1,847,666      1,705,820
                       United States Treasury Bonds 6.13% 2029.....................      500,000        475,935
                       United States Treasury Notes 5.88% 2004.....................   64,000,000     61,870,080
                       United States Treasury Notes 6.00% 2009.....................   10,000,000      9,531,200
                       United States Treasury Notes 6.13% 2001.....................   31,000,000     30,704,570
                                                                                                   -------------
                                                                                                    118,588,355
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $126,723,933).....................                 123,461,925
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $393,366,934).............                 463,248,791
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.0%                                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 2.0%
                       Federal Home Loan Mortgage Discount Notes 5.60% due 3/23/00
                         (cost $9,920,667).........................................  $10,000,000   $  9,920,667
                                                                                                   -------------
                       REPURCHASE AGREEMENTS -- 6.0%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 6.0%
                       Paine Webber, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................   30,000,000     30,000,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................      791,000        791,000
                                                                                                   -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $30,791,000)..............                  30,791,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $434,078,601)                             99.0%                      503,960,458
                       Other assets less liabilities --                   1.0                         5,093,667
                                                                       ------                      -------------
                       NET ASSETS --                                    100.0%                     $509,054,125
                                                                       ======                      ============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

   SUNAMERICA SERIES TRUST
   MFS TOTAL RETURN PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 52.7%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.7%
                       Automotive -- 2.1%
                       Delphi Automotive Systems Corp. ............................       58,300   $  1,009,319
                       Ford Motor Co. .............................................       25,200      1,253,700
                       Fuji Heavy Industries, Ltd. ................................       60,000        408,646
                       TRW, Inc. ..................................................       40,700      1,783,169
                       Housing -- 0.1%
                       Sherwin Williams Co. .......................................        5,000         88,125
                       Retail -- 0.5%
                       Kroger Co.+.................................................       39,200        681,100
                       Target Corp. ...............................................        5,400        356,737
                                                                                                   -------------
                                                                                                      5,580,796
                                                                                                   -------------
                       CONSUMER STAPLES -- 4.0%
                       Food, Beverage & Tobacco -- 3.4%
                       Anheuser-Busch Cos., Inc. ..................................        6,000        405,000
                       Archer-Daniels-Midland Co. .................................       68,250        801,937
                       Bestfoods...................................................        4,500        195,750
                       Diageo PLC..................................................      111,100        827,381
                       General Mills, Inc. ........................................       23,800        742,263
                       Hershey Foods Corp. ........................................        9,300        395,250
                       Nestle SA...................................................          890      1,460,397
                       PepsiCo, Inc. ..............................................        7,000        238,875
                       Quaker Oats Co. ............................................       20,800      1,235,000
                       Safeway, Inc.+..............................................       23,000        878,312
                       Household Products -- 0.6%
                       Fortune Brands, Inc. .......................................       22,000        638,000
                       Kimberly-Clark Corp. .......................................       10,400        644,150
                                                                                                   -------------
                                                                                                      8,462,315
                                                                                                   -------------
                       ENERGY -- 8.3%
                       Energy Services -- 2.9%
                       Coastal Corp. ..............................................       70,700      2,607,062
                       Halliburton Co. ............................................       45,200      1,627,200
                       Noble Drilling Corp.+.......................................       62,700      1,837,894
                       Energy Sources -- 5.4%
                       Apache Corp. ...............................................        9,900        361,350
                       BP Amoco PLC ADR............................................       70,550      3,792,062
                       Chevron Corp. ..............................................        5,800        484,663
                       Conoco, Inc., Class A.......................................       44,300      1,032,744
                       Devon Energy Corp. .........................................       27,000        948,375
                       Exxon Mobil Corp. ..........................................       39,338      3,284,723
                       Royal Dutch Petroleum Co. ADR...............................       21,300      1,172,831
                       Texaco, Inc. ...............................................        2,400        126,900
                       Unocal Corp. ...............................................        3,000         85,875
                                                                                                   -------------
                                                                                                     17,361,679
                                                                                                   -------------
                       FINANCE -- 12.1%
                       Banks -- 3.8%
                       Bank of America Corp. ......................................       29,726      1,439,853
                       Bank of New York Co., Inc. .................................       23,900        970,938

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Bank One Corp. .............................................       13,200   $    393,525
                       ING Groep NV ADR............................................       25,072      1,280,239
                       Mellon Financial Corp. .....................................       45,000      1,544,062
                       PNC Bank Corp. .............................................       28,500      1,368,000
                       State Street Corp. .........................................       12,600      1,010,363
                       Financial Services -- 4.7%
                       A.G. Edwards, Inc. .........................................       28,400        940,750
                       American Express Co. .......................................        1,400        230,738
                       Axa Financial, Inc. ........................................       41,200      1,341,575
                       Citigroup, Inc. ............................................       30,700      1,763,331
                       Federal Home Loan Mortgage Corp. ...........................        7,000        351,312
                       Hartford Financial Services Group, Inc. ....................       56,370      2,149,106
                       Merrill Lynch & Co., Inc. ..................................       15,600      1,353,300
                       Morgan Stanley, Dean Witter & Co. ..........................       11,000        728,750
                       ReliaStar Financial Corp. ..................................       30,800        914,375
                       Insurance -- 3.6%
                       Allstate Corp. .............................................       14,700        340,856
                       Aon Corp. ..................................................       15,100        390,713
                       AXA SA de CV................................................        5,900        742,258
                       Chubb Corp. ................................................       12,000        675,000
                       CIGNA Corp. ................................................       14,800      1,061,900
                       Jefferson-Pilot Corp. ......................................        8,500        499,375
                       Lincoln National Corp. .....................................       46,600      1,721,287
                       Marsh & McLennan Cos., Inc. ................................        7,600        714,400
                       St. Paul Cos., Inc. ........................................       44,000      1,328,250
                                                                                                   -------------
                                                                                                     25,254,256
                                                                                                   -------------
                       HEALTHCARE -- 1.5%
                       Drugs -- 1.4%
                       American Home Products Corp. ...............................       22,100      1,040,081
                       Bristol-Myers Squibb Co. ...................................        3,600        237,600
                       Pharmacia & Upjohn, Inc. ...................................       23,500      1,104,500
                       SmithKline Beecham PLC ADR..................................        7,600        463,600
                       Medical Products -- 0.1%
                       Baxter International, Inc. .................................        3,000        191,625
                                                                                                   -------------
                                                                                                      3,037,406
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 2.6%
                       Aerospace & Military Technology -- 1.1%
                       Boeing Co. .................................................       12,200        540,612
                       Honeywell International, Inc. ..............................       22,400      1,075,200
                       Raytheon Co. ...............................................        5,500        125,469
                       United Technologies Corp. ..................................       10,500        555,844
                       Business Services -- 0.1%
                       United Parcel Service, Inc., Class B........................        2,920        173,740
                       Electrical Equipment -- 0.1%
                       General Electric Co. .......................................        2,000        266,750
                       Machinery -- 0.8%
                       Deere & Co. ................................................       21,400        934,913
                       Ingersoll-Rand Co. .........................................       11,900        560,044
                       W. W. Grainger, Inc. .......................................        4,800        230,100
                       Multi-Industry -- 0.1%
                       Tyco International, Ltd.+...................................        3,000        128,250

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................       20,900   $    502,906
                       Canadian National Railway Co. ..............................       10,000        248,750
                                                                                                   -------------
                                                                                                      5,342,578
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 4.2%
                       Broadcasting & Media -- 2.9%
                       CBS Corp.+..................................................        7,200        419,850
                       Gannett Co., Inc. ..........................................       30,300      2,105,850
                       MediaOne Group, Inc.+.......................................        4,700        373,650
                       New York Times Co., Class A.................................       34,800      1,589,925
                       Time Warner, Inc. ..........................................       10,500        839,344
                       Tribune Co. ................................................       18,200        767,812
                       Entertainment Products -- 0.0%
                       Eastman Kodak Co. ..........................................        1,000         61,875
                       Leisure & Tourism -- 1.3%
                       Harrah's Entertainment, Inc.+...............................       38,500        767,594
                       McDonald's Corp. ...........................................       22,200        825,562
                       MGM Grand, Inc.+............................................        6,500        268,938
                       Walt Disney Co. ............................................       22,600        820,662
                                                                                                   -------------
                                                                                                      8,841,062
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 4.3%
                       Communication Equipment -- 1.2%
                       Motorola, Inc. .............................................       18,200      2,488,850
                       Computers & Business Equipment -- 1.4%
                       Hewlett-Packard Co. ........................................        9,300      1,006,725
                       International Business Machines Corp. ......................       14,600      1,637,937
                       Xerox Corp. ................................................       15,100        315,213
                       Electronics -- 1.7%
                       Emerson Electric Co. .......................................       42,300      2,329,144
                       Hitachi, Ltd. ..............................................       85,000      1,204,556
                                                                                                   -------------
                                                                                                      8,982,425
                                                                                                   -------------
                       MATERIALS -- 3.4%
                       Chemicals -- 1.9%
                       Akzo Nobel NV...............................................       47,230      1,960,945
                       Dow Chemical Co. ...........................................        2,000        233,000
                       Engelhard Corp. ............................................       31,200        497,250
                       Rohm and Haas Co. ..........................................       32,200      1,360,450
                       Forest Products -- 1.3%
                       Bowater, Inc. ..............................................       25,700      1,328,369
                       Champion International Corp. ...............................       17,000        994,500
                       International Paper Co. ....................................        7,100        338,137
                       Metals & Minerals -- 0.2%
                       Alcoa, Inc.+................................................        6,100        425,094
                                                                                                   -------------
                                                                                                      7,137,745
                                                                                                   -------------
                       UTILITIES -- 9.6%
                       Electric Utilities -- 1.9%
                       Carolina Power & Light Co. .................................       22,900        738,525
                       CMS Energy Corp. ...........................................       10,100        303,000
                       Duke Energy Corp. ..........................................       18,000      1,039,500
                       FirstEnergy Corp. ..........................................       10,200        232,050
                       GPU, Inc. ..................................................        3,000         87,000
                       PECO Energy Co. ............................................       11,000        457,875

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Pinnacle West Capital Corp. ................................       20,800   $    642,200
                       Sierra Pacific Resources....................................       15,840        253,440
                       Texas Utilities Co. ........................................        4,400        155,650
                       Gas & Pipeline Utilities -- 2.5%
                       Columbia Energy Group.......................................       11,000        715,000
                       Eastern Enterprises.........................................       15,800        903,563
                       El Paso Energy Corp. .......................................       23,800        767,550
                       National Fuel Gas Co. ......................................       29,200      1,301,225
                       The Williams Cos., Inc. ....................................       31,600      1,224,500
                       Washington Gas Light Co. ...................................       14,000        351,750
                       Telephone -- 5.2%
                       ALLTEL Corp. ...............................................        7,000        467,250
                       AT&T Corp. .................................................       18,950        999,612
                       Bell Atlantic Corp. ........................................       13,000        805,188
                       GTE Corp. ..................................................       55,100      4,039,519
                       Nippon Telegraph & Telephone Corp. ADR......................       15,800      1,199,812
                       SBC Communications, Inc. ...................................       48,900      2,108,812
                       Sprint Corp.+...............................................        4,100        265,219
                       Telephone and Data Systems, Inc. ...........................       10,400      1,081,600
                                                                                                   -------------
                                                                                                     20,139,840
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $111,281,319)......................                 110,140,102
                                                                                                   -------------
                       PREFERRED STOCK -- 2.2%
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.3%
                       Retail -- 0.3%
                       CVS Automatic Common Exchange CV Trust 6.00%................        9,500        611,563
                                                                                                   -------------
                       ENERGY -- 0.5%
                       Energy Sources -- 0.5%
                       Apache Corp. 6.50%..........................................       15,700        548,519
                       El Paso Energy Capital Trust I 4.75%........................       12,000        549,000
                                                                                                   -------------
                                                                                                      1,097,519
                                                                                                   -------------
                       FINANCE -- 0.3%
                       Insurance -- 0.3%
                       Lincoln National Corp. 7.75%................................       26,000        562,250
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 0.5%
                       Business Services -- 0.2%
                       Owens Illinois, Inc. 4.75%..................................       14,600        394,200
                       Multi-Industry -- 0.3%
                       Seagram Co., Ltd. 7.50%.....................................       10,600        588,300
                                                                                                   -------------
                                                                                                        982,500
                                                                                                   -------------

                                                           ---------------------

                       PREFERRED STOCK (CONTINUED)                                     SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES -- 0.6%
                       Electric Utilities -- 0.6%
                       CMS Energy Corp. 8.75%......................................       14,300   $    485,306
                       Nisource, Inc. 7.75%........................................       10,000        383,750
                       Texas Utilities Co. 9.25%...................................        9,000        393,750
                                                                                                   -------------
                                                                                                      1,262,806
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $5,046,024).....................                   4,516,638
                                                                                                   -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 37.2%                                          AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.3%
                       Automotive -- 1.6%
                       Amerco 7.85% 2003...........................................  $   232,000        222,627
                       Cooper Tire & Rubber Co. 7.25% 2002.........................      257,000        253,561
                       DaimlerChrysler NA Holding Corp. 6.63% 2001.................    1,609,000      1,591,766
                       DaimlerChrysler NA Holding Corp. 7.40% 2005.................      567,000        563,683
                       Ford Motor Co. 6.63% 2028...................................      192,000        163,188
                       Ford Motor Co. 7.45% 2031...................................       66,000         62,037
                       General Motors Acceptance Corp. 5.95% 2003..................      212,000        202,731
                       General Motors Corp. 9.40% 2021.............................      103,000        120,059
                       Lear Corp., Series B 7.96% 2005.............................      241,000        228,539
                       Housing -- 0.3%
                       McDermott, Inc. 9.38% 2002..................................      750,000        738,158
                       Retail -- 0.4%
                       Federated Department Stores, Inc. 6.30% 2009................       60,000         53,414
                       Federated Department Stores, Inc. 8.50% 2003................      489,000        500,364
                       Rite Aid Corp. 6.50% 2003*(1)...............................      217,000        148,645
                       Rite Aid Corp. 7.13% 2007...................................       92,000         58,880
                                                                                                   -------------
                                                                                                      4,907,652
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.4%
                       Food, Beverage & Tobacco -- 0.4%
                       Joseph E. Seagram & Sons, Inc. 5.79% 2001...................      319,000        313,111
                       Joseph E. Seagram & Sons, Inc. 7.50% 2018...................      365,000        346,210
                       Joseph E. Seagram & Sons, Inc. 7.60% 2028...................      135,000        130,826
                                                                                                   -------------
                                                                                                        790,147
                                                                                                   -------------
                       ENERGY -- 2.2%
                       Energy Services -- 0.2%
                       Coastal Corp. 6.20% 2004....................................      386,000        361,875
                       Energy Sources -- 2.0%
                       AEP Generating Co. 9.81% 2022...............................      999,348      1,127,454
                       El Paso Electric Co. 8.25% 2003.............................    1,640,000      1,653,514
                       Occidental Petroleum Corp. 6.40% 2000(1)....................    1,496,000      1,440,184
                                                                                                   -------------
                                                                                                      4,583,027
                                                                                                   -------------
                       FINANCE -- 6.8%
                       Banks -- 0.6%
                       Chase Commercial Mortgage Securities Corp. 6.39% 2008.......      273,000        248,924
                       Chase Manhattan Corp. 6.75% 2004............................      406,000        393,198
                       Riggs National Corp. 9.65% 2009.............................      550,000        540,375
                       Financial Services -- 6.0%
                       Aesop Funding II LLC 6.40% 2003*............................      600,000        583,201
                       Aristar, Inc. 7.25% 2006....................................      252,000        244,116
                       Aristar, Inc. 7.38% 2004....................................    1,000,000        983,560
                       Associates Corp. NA 5.50% 2004..............................    2,000,000      1,856,620

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       AT&T Capital Corp. 6.25% 2001...............................  $    99,000   $     97,806
                       Capita Equipment Receivables Corp, Trust 6.45% 2002.........      360,000        351,713
                       Comm, Series 2000-FLIA, Class A 6.18% 2002..................      251,000        251,000
                       Conseco Finance Corp. 10.25% 2002...........................      246,000        252,681
                       Copelco Capital Funding Corp. 5.78% 2001....................      750,000        747,405
                       Countrywide Funding Corp. 6.25% 2009........................      155,000        138,085
                       John Deere Capital Corp. 7.00% 2002.........................      191,000        188,601
                       Fleetwood Credit Grantor Trust 6.90% 2012...................       34,502         34,170
                       Ford Credit Auto Owner Trust 6.20% 2002.....................      456,000        454,003
                       Ford Motor Credit Co. 6.70% 2004............................      939,000        906,670
                       Ford Motor Credit Co. 7.38% 2009............................    1,544,000      1,492,214
                       General Electric Capital Corp. 7.25% 2005...................      424,000        418,823
                       General Electric Capital Corp. 8.85% 2007...................      140,000        150,822
                       General Motors Acceptance Corp. 6.75% 2002..................    1,000,000        981,676
                       Midamerican Funding LLC 5.85% 2001*.........................      215,000        211,376
                       Midamerican Funding LLC 6.93% 2029*.........................      339,000        288,939
                       Midland Funding Corp I. 10.33% 2002.........................       20,459         21,017
                       Midland Funding Corp II. 13.25% 2006........................      100,000        116,009
                       Morgan (J.P.) Commercial Mortgage Finance Corp. 6.61%
                         2030......................................................      136,000        125,650
                       Providian Capital I 9.53% 2027*.............................       89,000         75,774
                       Residential Accredit Loans, Inc. 6.75% 2028.................      490,000        457,689
                       Residential Funding Mortgage Securities II, Series 2000-HI1,
                         Class AI3 7.66% 2012......................................      121,000        121,000
                       Salton Sea Funding Corp. 8.30% 2011.........................      814,185        778,141
                       Structured Asset Securities Corp. 6.95% 2007................      140,000        132,577
                       Insurance -- 0.2%
                       AFLAC, Inc. 6.50% 2009......................................      560,000        505,938
                                                                                                   -------------
                                                                                                     14,149,773
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 0.8%
                       Business Services -- 0.2%
                       Protection One Alarm Monitoring Co. 7.38% 2005..............      390,000        302,250
                       Multi-Industry -- 0.5%
                       Eaton Corp. 6.95% 2004......................................      135,000        129,976
                       Loews Corp. 3.13% 2007......................................    1,220,000        960,750
                       Transportation -- 0.1%
                       Compania Sud Americana de Vapores SA 7.38% 2003.............       50,000         45,897
                       Union Pacific Corp. 5.78% 2001..............................      128,000        124,480
                       Union Pacific Corp. 6.34% 2003..............................      130,000        124,016
                                                                                                   -------------
                                                                                                      1,687,369
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 2.6%
                       Broadcasting & Media -- 1.6%
                       Belo Corp. 7.75% 2027.......................................      246,000        232,861
                       Hearst Argyle Television, Inc. 7.50% 2027...................      647,000        601,354
                       Time Warner Entertainment Co. 8.38% 2023....................      386,000        395,202
                       Time Warner Entertainment Co. 8.38% 2033....................      159,000        161,363
                       Time Warner Entertainment Co. 10.15% 2012...................      664,000        769,901
                       Time Warner Pass Through Asset Trust 6.10% 2001*............    1,202,000      1,172,443
                       Leisure & Tourism -- 1.0%
                       American Airlines, Inc. 6.86% 2009..........................      184,000        179,028
                       Continental Airlines, Inc. 6.55% 2019.......................    1,071,540        954,957
                       Northwest Airlines, Inc. 6.81% 2020.........................      999,155        885,801
                       Northwest Airlines Corp. 7.58% 2019.........................      199,000        186,121
                                                                                                   -------------
                                                                                                      5,539,031
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 1.4%
                       Communication Equipment -- 0.1%
                       LSI Logic Corp. 4.25% 2004*.................................  $    65,000   $    167,213
                       Computers & Business Equipment -- 0.3%
                       Xerox Corp. zero coupon 2018................................    1,000,000        528,750
                       Telecommunications -- 1.0%
                       Cable & Wireless Communications, Inc. 6.75% 2008............       50,000         48,026
                       Metronet Communications Corp. zero coupon 2008..............       74,000         58,363
                       Qwest Communications International, Inc., Series B 7.50%
                         2008......................................................      325,000        313,352
                       TCI Communications Financing II 9.65% 2027..................    1,383,000      1,528,257
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................      150,000        140,453
                       Unisys Corp., Series B 12.00% 2003..........................       72,000         76,860
                                                                                                   -------------
                                                                                                      2,861,274
                                                                                                   -------------
                       MATERIALS -- 1.0%
                       Forest Products -- 1.0%
                       Georgia-Pacific Corp. 7.25% 2028............................       86,000         77,412
                       Georgia-Pacific Corp. 7.70% 2015............................      800,000        764,616
                       Georgia-Pacific Corp. 7.75% 2029............................      959,000        924,044
                       Georgia-Pacific Corp. 9.50% 2022............................      220,000        229,513
                                                                                                   -------------
                                                                                                      1,995,585
                                                                                                   -------------
                       REAL ESTATE -- 0.0%
                       Real Estate Companies -- 0.0%
                       Socgen Real Estate Co. LLC 7.64% 2007(1)....................      124,000        113,993
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 13.8%
                       U.S. Government & Agencies -- 13.8%
                       Crimi Mae Corp. 6.70% 2008(2)...............................      140,000        122,369
                       Federal Home Loan Banks 5.70% 2009..........................      510,000        458,678
                       Federal National Mortgage Association 5.72% 2009............      385,000        343,432
                       Federal National Mortgage Association 6.50% 2028............    2,854,866      2,649,658
                       Federal National Mortgage Association 6.63% 2009............      425,000        404,081
                       Government National Mortgage Association 6.50% 2023.........      195,832        183,348
                       Government National Mortgage Association 6.50% 2026.........      253,703        236,497
                       Government National Mortgage Association 6.50% 2026.........    2,536,127      2,364,126
                       Government National Mortgage Association 6.50% 2028.........      825,917        763,197
                       Government National Mortgage Association 7.00% 2027.........    1,827,852      1,741,596
                       Government National Mortgage Association 7.00% 2028.........      502,006        477,534
                       Government National Mortgage Association 7.50% 2026.........    1,172,298      1,146,284
                       Government National Mortgage Association 8.00% 2022.........    2,004,043      2,010,916
                       Government National Mortgage Association 8.00% 2029.........    1,898,868      1,894,710
                       Government National Mortgage Association 8.00% 2029.........      999,445        997,256
                       United States Treasury Bonds 6.13% 2029.....................    4,445,000      4,231,062
                       United States Treasury Bonds 9.88% 2015.....................    1,072,000      1,393,268
                       United States Treasury Notes 5.88% 2004.....................    1,747,000      1,688,860
                       United States Treasury Notes 6.00% 2004.....................      406,000        394,518
                       United States Treasury Notes 6.00% 2009.....................    5,200,000      4,956,224
                       United States Treasury Notes 6.63% 2007.....................      237,000        235,185
                       United States Treasury Notes 7.88% 2004.....................      190,000        198,430
                                                                                                   -------------
                                                                                                     28,891,229
                                                                                                   -------------
                       UTILITIES -- 5.9%
                       Electric Utilities -- 3.5%
                       CE Generation LLC 7.42% 2018*...............................      426,000        384,369
                       Cleveland Electric Illuminating Co., Series B 7.67% 2004....      211,000        205,782
                       CMS Energy Corp. 8.00% 2001(1)..............................      191,000        188,841
                       CMS Energy Corp. 8.38% 2003(1)..............................      126,000        123,026

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       CMS Energy Corp., Series B 6.75% 2004.......................  $ 1,000,000   $    925,260
                       Commonwealth Edison Co. 8.50% 2022..........................      423,000        419,079
                       Connecticut Light & Power Co. 8.59% 2003*...................      250,000        249,345
                       Entergy Mississippi, Inc. 6.20% 2004........................      208,000        194,976
                       Niagara Mohawk Power Corp. zero coupon 2010(3)..............      760,000        563,867
                       Niagara Mohawk Power Corp. 7.25% 2002.......................      945,122        936,011
                       Niagara Mohawk Power Corp. 8.50% 2023.......................       75,000         73,681
                       Texas Utilities Co. 5.94% 2001(1)...........................      160,000        156,947
                       Toledo Edison Co. 7.88% 2004................................    1,000,000        978,900
                       TXU Eastern Funding Co. 6.15% 2002..........................      112,000        108,185
                       UtiliCorp United, Inc. 7.00% 2004...........................      108,000        103,183
                       Waterford 3 Funding-Entergy Corp. 8.09% 2017................      297,893        280,433
                       Wisconsin Electric Power Co. 6.63% 2002.....................    1,400,000      1,373,974
                       Gas & Pipeline Utilities -- 0.4%
                       Tennessee Gas Pipeline Co. 7.63% 2037.......................      325,000        304,273
                       Texas Gas Transmission Corp. 7.25% 2027.....................      550,000        503,014
                       Williams Gas Pipelines 7.38% 2006*..........................      115,000        110,963
                       Telephone -- 2.0%
                       AT&T Corp. 6.50% 2029.......................................      192,000        161,651
                       Bell Atlantic Financial Services, Inc. 4.25% 2005*..........      910,000      1,196,650
                       Sprint Capital Corp. 5.88% 2004.............................      612,000        574,165
                       Sprint Capital Corp. 6.38% 2009.............................      244,000        221,032
                       Sprint Capital Corp. 6.50% 2001.............................    1,135,000      1,117,351
                       Sprint Capital Corp. 6.90% 2019.............................      942,000        841,974
                                                                                                   -------------
                                                                                                     12,296,932
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $81,049,926)......................                  77,816,012
                                                                                                   -------------

                       RIGHTS -- 0.0%+                                                 RIGHTS
                       -----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%+
                       Foreign Government -- 0.0%
                       United Mexican States 6/30/03(2) (cost $0)..................      461,000              0
                                                                                                   -------------

                       WARRANTS -- 0.0%+                                              WARRANTS
                       -----------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Venezuela 4/15/20(2) (cost $0)..................          535              0
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $197,377,269).............                 192,472,752
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 7.9%                                    AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 7.9%
                       Federal Home Loan Bank Consolidated Discount Notes 5.60% due
                         2/04/00...................................................  $ 5,000,000   $  4,997,667
                       Federal Home Loan Mortgage Discount Notes 5.75% due
                         2/01/00...................................................   11,400,000     11,400,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $16,397,667)..............                  16,397,667
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $213,774,936)                        100.0%                                       208,870,419
                       Other assets less liabilities --               0.0                                             49,049
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 208,919,468
                                                                    ======                                     =============

              -----------------------------
               +  Non-income producing securities
               * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              (1) Variable rate security; rate as of January 31, 2000
              (2) Fair valued security; see Note 2
              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO          INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 60.7%                                           SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.0%
                       Automotive -- 0.6%
                       Ford Motor Co. .............................................       49,800      $   2,477,550
                       General Motors Corp. .......................................       18,500          1,488,094
                       General Motors Corp., Class H...............................        6,300            708,750
                       Retail -- 3.4%
                       CVS Corp. ..................................................       81,400          2,843,912
                       Gap, Inc. ..................................................       14,300            639,031
                       Home Depot, Inc. ...........................................       63,700          3,607,012
                       Intimate Brands, Inc., Class A..............................       33,600          1,016,400
                       Kroger Co.+.................................................      170,200          2,957,225
                       May Department Stores Co. ..................................       57,500          1,789,688
                       Wal-Mart Stores, Inc. ......................................      154,600          8,464,350
                       Walgreen Co. ...............................................       81,900          2,262,488
                                                                                                      -------------
                                                                                                         28,254,500
                                                                                                      -------------
                       CONSUMER STAPLES -- 4.4%
                       Food, Beverage & Tobacco -- 2.8%
                       Anheuser-Busch Cos., Inc. ..................................        9,400            634,500
                       Archer-Daniels-Midland Co. .................................       96,255          1,130,996
                       Bestfoods...................................................        9,100            395,850
                       Coca-Cola Co. ..............................................       89,400          5,134,912
                       ConAgra, Inc. ..............................................       30,800            658,350
                       H.J. Heinz & Co. ...........................................       13,800            513,188
                       Nabisco Group Holding Corp. ................................       93,300            804,713
                       PepsiCo, Inc. ..............................................       92,700          3,163,387
                       Philip Morris Cos., Inc. ...................................       77,400          1,620,563
                       Quaker Oats Co. ............................................        7,200            427,500
                       Ralston Purina Group........................................       69,800          1,958,763
                       Safeway, Inc.+..............................................       34,000          1,298,375
                       Unilever NV.................................................        7,600            351,500
                       W.M. Wrigley Jr. Co. .......................................       17,400          1,357,200
                       Household Products -- 1.6%
                       Avon Products, Inc. ........................................       26,000            827,125
                       Colgate-Palmolive Co. ......................................       60,300          3,572,775
                       Fort James Corp. ...........................................       35,400            946,950
                       Gillette Co. ...............................................       47,500          1,787,188
                       Kimberly-Clark Corp. .......................................        3,900            241,556
                       Procter & Gamble Co. .......................................       42,900          4,327,537
                                                                                                      -------------
                                                                                                         31,152,928
                                                                                                      -------------
                       ENERGY -- 4.1%
                       Energy Services -- 0.6%
                       Halliburton Co. ............................................       13,900            500,400
                       Santa Fe International Corp. ...............................       12,600            337,050
                       Schlumberger Ltd. ..........................................       43,400          2,650,112
                       Transocean Sedco Forex, Inc. ...............................       20,002            636,314
                       Energy Sources -- 3.5%
                       Atlantic Richfield Co. .....................................        6,800            523,600
                       Chevron Corp. ..............................................       13,700          1,144,806
                       Exxon Mobil Corp. ..........................................      143,280         11,963,880

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Occidental Petroleum Corp. .................................       45,500      $     904,313
                       Royal Dutch Petroleum Co. ADR...............................       95,100          5,236,444
                       Texaco, Inc. ...............................................       14,000            740,250
                       Union Pacific Resources Group, Inc. ........................       93,900          1,032,900
                       Unocal Corp. ...............................................       60,900          1,743,262
                       USX-Marathon Group, Inc. ...................................       40,100          1,030,069
                                                                                                      -------------
                                                                                                         28,443,400
                                                                                                      -------------
                       FINANCE -- 6.9%
                       Banks -- 2.4%
                       Ambac Financial Group, Inc. ................................       28,700          1,404,506
                       Bank of America Corp. ......................................       78,000          3,778,125
                       Bank of New York Co., Inc. .................................       20,400            828,750
                       Chase Manhattan Corp. ......................................       25,100          2,018,981
                       Mellon Financial Corp. .....................................       35,200          1,207,800
                       State Street Corp. .........................................       52,100          4,177,769
                       Wells Fargo Co. ............................................       77,500          3,100,000
                       Financial Services -- 3.7%
                       Charles Schwab Corp. .......................................       36,400          1,312,675
                       Citigroup, Inc. ............................................      135,400          7,777,037
                       Federal Home Loan Mortgage Corp. ...........................      122,800          6,163,025
                       Federal National Mortgage Association.......................       55,300          3,314,544
                       Household International, Inc. ..............................       20,200            712,050
                       MBNA Corp. .................................................       85,200          2,151,300
                       Merrill Lynch & Co., Inc. ..................................        9,900            858,825
                       Morgan Stanley, Dean Witter & Co. ..........................       18,800          1,245,500
                       Nationwide Financial Services, Inc., Class A................       21,500            534,813
                       The Hartford Financial Services Group, Inc. ................       47,700          1,818,562
                       Insurance -- 0.8%
                       AFLAC, Inc. ................................................       54,900          2,384,719
                       Hartford Life, Inc., Class A................................       15,900            646,931
                       XL Capital Ltd., Class A....................................       60,900          2,748,113
                                                                                                      -------------
                                                                                                         48,184,025
                                                                                                      -------------
                       HEALTHCARE -- 5.9%
                       Drugs -- 4.5%
                       American Home Products Corp. ...............................       47,100          2,216,644
                       Bristol-Myers Squibb Co. ...................................       96,000          6,336,000
                       Eli Lilly & Co. ............................................       29,700          1,986,187
                       Merck & Co., Inc. ..........................................       54,900          4,326,806
                       Pfizer, Inc. ...............................................      131,000          4,765,125
                       Pharmacia & Upjohn, Inc. ...................................       17,900            841,300
                       Schering-Plough Corp. ......................................       69,000          3,036,000
                       SmithKline Beecham PLC ADR..................................       15,100            921,100
                       Warner-Lambert Co. .........................................       75,200          7,139,300
                       Health Services -- 0.2%
                       Columbia/HCA Healthcare Corp. ..............................       43,300          1,182,631
                       Medical Products -- 1.2%
                       Amgen, Inc.+................................................       19,500          1,241,906
                       Baxter International, Inc. .................................       23,500          1,501,063
                       Becton, Dickinson & Co. ....................................       55,200          1,445,550
                       Johnson & Johnson Co. ......................................       43,600          3,752,325
                       Medtronic, Inc. ............................................        8,200            375,150
                                                                                                      -------------
                                                                                                         41,067,087
                                                                                                      -------------

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 5.1%
                       Aerospace & Military Technology -- 0.1%
                       Honeywell International, Inc. ..............................       10,700      $     513,600
                       United Technologies Corp. ..................................        3,700            195,869
                       Business Services -- 1.0%
                       Cendant Corp.+..............................................       69,700          1,407,069
                       Electronic Data Systems Corp. ..............................       10,100            683,012
                       First Data Corp. ...........................................       62,300          3,056,594
                       Network Solutions, Inc., Class A+...........................        2,600            563,875
                       S1 Corp.+...................................................        5,700            516,206
                       VeriSign, Inc.+.............................................        3,200            516,400
                       Waste Management, Inc. .....................................       15,200            266,000
                       Electrical Equipment -- 2.2%
                       General Electric Co. .......................................      116,400         15,524,850
                       Machinery -- 0.2%
                       Ingersoll-Rand Co. .........................................       11,500            541,219
                       Parker Hannifin Corp. ......................................       22,200            960,150
                       Multi-Industry -- 1.3%
                       Corning, Inc. ..............................................       19,600          3,023,300
                       Minnesota Mining & Manufacturing Co. .......................       44,500          4,166,313
                       Seagram Co., Ltd. ..........................................       24,800          1,439,950
                       Tyco International Ltd.+....................................       13,700            585,675
                       Transportation -- 0.3%
                       Burlington Northern Santa Fe Corp. .........................       77,300          1,860,031
                                                                                                      -------------
                                                                                                         35,820,113
                                                                                                      -------------
                       INFORMATION & ENTERTAINMENT -- 6.2%
                       Broadcasting & Media -- 4.9%
                       AMFM Inc.+..................................................       28,000          2,184,000
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............       83,440          4,265,870
                       Belo AH Corp., Series A.....................................       85,200          1,352,550
                       Cablevision Systems Corp., Class A+.........................       11,700            893,587
                       CBS Corp.+..................................................       84,000          4,898,250
                       Central Newspapers, Inc., Class A...........................       24,800            809,100
                       Crown Castle International Corp.+#..........................       24,900            787,463
                       EchoStar Communications Corp., Class A+.....................        7,600            618,925
                       Gannett Co., Inc. ..........................................       17,700          1,230,150
                       Infinity Broadcasting Corp., Class A+.......................       27,400            890,500
                       MediaOne Group, Inc.+.......................................       67,900          5,398,050
                       New York Times Co., Class A.................................       55,400          2,531,087
                       Time Warner, Inc. ..........................................       74,100          5,923,369
                       Tribune Co. ................................................       14,300            603,281
                       Valassis Communications, Inc.+..............................       43,350          1,473,900
                       Entertainment Products -- 0.0%
                       Hasbro, Inc. ...............................................       17,300            259,500
                       Leisure & Tourism -- 1.3%
                       Carnival Corp. .............................................       35,500          1,599,719
                       Harrah's Entertainment, Inc.+...............................       52,530          1,047,317
                       Marriott International, Inc., Class A.......................       45,800          1,422,662
                       McDonald's Corp. ...........................................       33,900          1,260,656
                       Southwest Airlines Co. .....................................       75,700          1,206,469
                       Walt Disney Co. ............................................       66,300          2,407,519
                                                                                                      -------------
                                                                                                         43,063,924
                                                                                                      -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 16.2%
                       Communication Equipment -- 1.3%
                       3Com Corp.+.................................................       17,200      $     872,900
                       Global Crossing Holdings Ltd.+..............................        4,700            238,525
                       JDS Uniphase Corp.+.........................................        2,800            571,025
                       Motorola, Inc. .............................................       37,155          5,080,946
                       QUALCOMM, Inc.+.............................................       18,200          2,311,400
                       Computers & Business Equipment -- 5.6%
                       Cisco Systems, Inc.+........................................      121,500         13,304,250
                       Compaq Computer Corp. ......................................       65,800          1,801,275
                       Dell Computer Corp.+........................................       74,300          2,855,906
                       EMC Corp.+..................................................       46,900          4,994,850
                       Hewlett-Packard Co. ........................................       22,200          2,403,150
                       International Business Machines Corp. ......................       71,100          7,976,531
                       Sun Microsystems, Inc.+.....................................       70,900          5,570,081
                       VERITAS Software Corp.+.....................................        2,700            393,863
                       Xerox Corp. ................................................       11,100            231,713
                       Computer Services -- 1.1%
                       Automatic Data Processing, Inc. ............................       35,000          1,660,312
                       CheckFree Holdings Corp.+...................................       10,400            613,600
                       Oracle Corp.+...............................................      114,900          5,739,614
                       Computer Software -- 2.7%
                       Computer Associates International, Inc. ....................       10,300            707,481
                       Microsoft Corp.+............................................      182,600         17,871,975
                       Electronics -- 2.7%
                       Altera Corp.+...............................................        3,000            197,250
                       E-Tek Dynamics, Inc.+.......................................        1,200            218,400
                       Emerson Electric Co. .......................................       30,200          1,662,888
                       Intel Corp. ................................................      132,300         13,089,431
                       Tandy Corp. ................................................       15,500            757,563
                       Texas Instruments, Inc. ....................................       30,900          3,333,337
                       Internet Content -- 0.4%
                       Yahoo!, Inc.+...............................................        8,700          2,801,944
                       Internet Software -- 0.5%
                       America Online, Inc.+.......................................       56,500          3,216,969
                       Telecommunications -- 1.9%
                       Allegiance Telecom, Inc.+...................................        2,600            273,975
                       At Home Corp., Series A+....................................       12,768            460,247
                       Clear Channel Communications, Inc.+.........................        6,300            544,162
                       Comcast Corp., Class A......................................       34,500          1,587,000
                       Lucent Technologies, Inc. ..................................       70,200          3,878,550
                       Nextel Communications, Inc., Class A+.......................        2,200            234,025
                       Nortel Networks Corp. ......................................       63,600          6,081,750
                                                                                                      -------------
                                                                                                        113,536,888
                                                                                                      -------------
                       MATERIALS -- 2.1%
                       Chemicals -- 0.9%
                       Dow Chemical Co. ...........................................       13,160          1,533,140
                       du Pont (E.I.) de Nemours & Co. ............................       85,683          5,055,297
                       Forest Products -- 0.9%
                       Bowater, Inc. ..............................................       20,600          1,064,763
                       Champion International Corp. ...............................        9,800            573,300
                       International Paper Co. ....................................       53,700          2,557,462
                       Weyerhaeuser Co.+...........................................       12,600            722,925
                       Willamette Industries, Inc. ................................       24,700          1,012,700

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES             VALUE
                       --------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 0.3%
                       Alcoa, Inc.+................................................       27,900      $   1,944,281
                                                                                                      -------------
                                                                                                         14,463,868
                                                                                                      -------------
                       REAL ESTATE -- 0.2%
                       Real Estate Investment Trusts -- 0.2%
                       Starwood Hotels & Resorts Worldwide, Inc., Class B..........       56,100          1,346,400
                                                                                                      -------------
                       UTILITIES -- 5.6%
                       Electric Utilities -- 1.2%
                       AES Corp.+..................................................       42,600          3,413,325
                       Entergy Corp. ..............................................       65,600          1,635,900
                       FPL Group, Inc. ............................................       45,800          1,932,188
                       Unicom Corp. ...............................................       29,200          1,142,450
                       Gas & Pipeline Utilities -- 0.2%
                       Enron Corp. ................................................       11,800            795,763
                       PG&E Corp. .................................................       46,200          1,013,512
                       Telephone -- 4.2%
                       Alltel Corp. ...............................................        6,000            400,500
                       AT&T Corp. .................................................       45,670          2,409,092
                       Bell Atlantic Corp. ........................................       14,700            910,481
                       BellSouth Corp. ............................................       47,000          2,211,938
                       GTE Corp. ..................................................       81,700          5,989,631
                       MCI WorldCom, Inc.+.........................................      127,500          5,857,031
                       NEXTLINK Communications, Inc., Class A+.....................        5,800            489,375
                       SBC Communications, Inc. ...................................      102,326          4,412,809
                       Sprint Corp. ...............................................       59,800          3,868,312
                       Sprint Corp. (PCS Group)+...................................       15,400          1,694,963
                       U.S. West, Inc. ............................................       15,400          1,024,100
                                                                                                      -------------
                                                                                                         39,201,370
                                                                                                      -------------
                       TOTAL COMMON STOCK (cost $398,475,181)......................                     424,534,503
                                                                                                      -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 34.1%                                           AMOUNT
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.7%
                       Automotive -- 0.4%
                       DaimlerChrysler AG 7.45% 2027...............................  $   145,000            138,226
                       DaimlerChrysler AG, Series B 7.45% 2097.....................      190,000            170,692
                       DaimlerChrysler NA Holdings 6.90% 2004......................      500,000            488,210
                       Ford Motor Co. 6.63% 2028...................................      800,000            679,952
                       TRW, Inc. 6.63% 2004........................................    1,250,000          1,185,284
                       Housing -- 0.3%
                       Owens Corning Co. 7.50% 2005................................    1,555,000          1,464,214
                       U.S. Home Corp. 7.95% 2001..................................      405,000            402,975
                       Retail -- 0.0%
                       Pep Boys-Manny, Moe & Jack, Series A 6.52% 2007.............      500,000            461,360
                                                                                                      -------------
                                                                                                          4,990,913
                                                                                                      -------------
                       CONSUMER STAPLES -- 0.6%
                       Food, Beverage & Tobacco -- 0.6%
                       Aurora Foods, Inc., Series B 9.88% 2007.....................      250,000            246,875
                       Aurora Foods, Inc., Series E 8.75% 2008.....................      250,000            231,875
                       Fred Meyer, Inc. 7.45% 2008.................................      800,000            766,248
                       Keebler Corp. 10.75% 2006...................................      500,000            536,250

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Food, Beverage & Tobacco (continued)
                       Philip Morris Cos., Inc. 6.95% 2006.........................  $   465,000      $     456,123
                       Philip Morris Cos., Inc. 7.00% 2005.........................      800,000            756,640
                       R.J. Reynolds Tobacco Holdings, Inc., Series B 7.38% 2003...      770,000            719,689
                       Safeway, Inc. 5.88% 2001....................................      310,000            302,089
                       Safeway, Inc. 6.05% 2003....................................      530,000            500,071
                                                                                                      -------------
                                                                                                          4,515,860
                                                                                                      -------------
                       ENERGY -- 0.4%
                       Energy Services -- 0.1%
                       Edison Mission Energy Funding Corp., Series A 6.77% 2003*...      175,238            171,311
                       Kerr-McGee Corp. 10.00% 2001................................      100,000            102,589
                       Petroleum Geo-Services ASA 7.13% 2028.......................      275,000            240,707
                       Energy Sources -- 0.3%
                       Gulf Canada Resources Ltd. 9.25% 2004.......................      490,000            490,691
                       Occidental Petroleum Corp. 6.50% 2005.......................      390,000            367,224
                       Occidental Petroleum Corp. 7.20% 2028.......................      315,000            279,742
                       Occidental Petroleum Corp. 7.65% 2006.......................      355,000            349,743
                       Petroleos Mexicanos 8.71% 2005*.............................      490,000            483,875
                       Petroleos Mexicanos 8.71% 2005..............................      450,000            441,000
                                                                                                      -------------
                                                                                                          2,926,882
                                                                                                      -------------
                       FINANCE -- 8.9%
                       Banks -- 1.6%
                       Bank of America Corp. 7.25% 2025............................    1,650,000          1,500,213
                       Capital One Bank 6.15% 2001.................................      500,000            490,021
                       Capital One Bank 6.38% 2003.................................    1,000,000            950,860
                       Capital One Bank 6.39% 2001.................................    1,000,000            989,310
                       Capital One Bank 6.76% 2002.................................    1,000,000            974,594
                       Citicorp 8.00% 2003.........................................      750,000            761,468
                       Continental Bank NA 12.50% 2001.............................      450,000            475,371
                       First Union Corp. 7.10% 2004................................      985,000            963,576
                       HSBC Holdings PLC 7.50% 2009................................      295,000            287,761
                       Long Island Savings Bank 6.20% 2001.........................    1,500,000          1,475,055
                       National Westminster Bank 7.38% 2009........................      690,000            665,636
                       Providian National Bank 6.25% 2001..........................      350,000            343,311
                       Providian National Bank 6.65% 2004..........................      500,000            470,300
                       Riggs National Corp. 9.65% 2009.............................      595,000            584,588
                       Financial Services -- 6.5%
                       Americredit Automobile Receivables Trust 6.24% 2003.........    2,600,000          2,534,056
                       Arcadia Auto Receivables Trust 7.20% 2007(1)................    2,900,165          2,864,366
                       Asset Securitization Corp. 7.49% 2029.......................    1,450,000          1,416,360
                       Autoflow Grantor Trust 7.48% 2002*(1).......................      175,713            175,274
                       Chase Commercial Mortgage Securities Corp. 7.37% 2007.......    2,500,000          2,428,175
                       Chemical Master Credit Card Trust I 5.98% 2008..............    1,610,000          1,509,375
                       Citibank Credit Card Master Trust I 5.80% 2005..............    4,500,000          4,314,375
                       Commercial Mortgage Asset Trust 6.64% 2010..................    2,800,000          2,601,172
                       Countrywide Capital Corp., Series B 8.05% 2027..............    1,300,000          1,238,939
                       Countrywide Funding Corp. 6.70% 2005........................      300,000            286,869
                       Countrywide Funding Corp., Series B 6.97% 2003..............    1,000,000            978,630
                       Countrywide Funding Corp., Series F 6.45% 2003..............      300,000            289,659
                       Credit Suisse First Boston Mortgage Securities Corp. 6.55%
                         2007......................................................    2,000,000          1,845,562
                       Credit Suisse First Boston Mortgage Securities Corp. 6.91%
                         2008......................................................    2,469,436          2,386,136
                       Discover Card Master Trust I 6.33% 2013.....................      700,000            698,250
                       Fasco Auto Trust 6.65% 2001.................................      210,413            210,605
                       First Union-Lehman Brothers Commercial Mortgage Trust 6.60%
                         2007......................................................    2,250,000          2,128,712
                       First Union-Lehman Brothers Commercial Mortgage Trust 7.30%
                         2006......................................................    1,050,000          1,035,873
                       General Motors Acceptance Corp. 5.75% 2003..................    1,645,000          1,550,222

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       General Motors Acceptance Corp. 6.10% 2001..................  $ 1,500,000      $   1,478,040
                       Green Tree Financial Corp. 6.63% 2030.......................    3,000,000          2,694,360
                       Household Netherlands BV 6.20% 2003.........................    1,440,000          1,367,083
                       IMC Home Equity Loan Trust 8.05% 2026.......................    2,000,000          2,010,460
                       Merrill Lynch Mortgage Investments, Inc. 6.39% 2030.........    3,000,000          2,755,895
                       NWA Trust, Series A 8.26% 2006..............................      210,615            206,832
                       Residential Funding Mortgage Securities I, Inc. 7.00%
                         2028......................................................    3,000,000          2,758,350
                       Tanger Properties Ltd. 8.75% 2001...........................      400,000            396,852
                       U.S. West Capital Funding, Inc. 6.88% 2028..................      475,000            414,024
                       Wells Fargo & Co. 6.63% 2004................................    1,185,000          1,145,948
                       Insurance -- 0.8%
                       Conseco, Inc. 8.50% 2002....................................      900,000            902,373
                       Providian Master Trust 6.60% 2007(1)........................    5,000,000          4,907,813
                                                                                                      -------------
                                                                                                         62,462,704
                                                                                                      -------------
                       HEALTHCARE -- 0.1%
                       Health Services -- 0.1%
                       Tenet Healthcare Corp. 8.00% 2005...........................      430,000            409,575
                                                                                                      -------------
                       INDUSTRIAL & COMMERCIAL -- 1.6%
                       Aerospace & Military Technology -- 0.2%
                       Raytheon Co. 5.70% 2003.....................................    1,200,000          1,109,448
                       Business Services -- 0.8%
                       Allied Waste North America, Inc. 10.00% 2009*...............      250,000            217,500
                       Allied Waste North America, Inc., Series B 7.63% 2006.......      500,000            435,000
                       Comdisco, Inc. 6.13% 2003...................................    2,070,000          1,958,297
                       Hertz Corp. 7.00% 2003......................................      750,000            733,252
                       Safety-Kleen Corp. 9.25% 2009...............................      375,000            356,719
                       United Rentals, Inc., Series B 8.80% 2008...................      500,000            466,250
                       Waste Management, Inc. 7.13% 2001...........................    1,235,000          1,191,689
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      250,000            228,125
                       Electrical Equipment -- 0.1%
                       Westinghouse Electric Corp. 8.88% 2001......................      740,000            755,688
                       Machinery -- 0.1%
                       Hayes Lemmerz International, Inc. 11.00% 2006...............      500,000            515,000
                       Multi-Industry -- 0.3%
                       Fisher Scientific International, Inc. 9.00% 2008............      500,000            466,250
                       Tyco International Group SA 5.88% 2004......................    1,765,000          1,613,991
                       Transportation -- 0.1%
                       MRS Logistica SA 10.63% 2005................................      180,000            144,908
                       MRS Logistica SA 10.63% 2005*...............................      230,000            192,625
                       Newport News Shipbuilding, Inc. 8.63% 2006..................      375,000            371,250
                       Newport News Shipbuilding, Inc. 9.25% 2006..................      125,000            123,750
                                                                                                      -------------
                                                                                                         10,879,742
                                                                                                      -------------
                       INFORMATION & ENTERTAINMENT -- 1.9%
                       Broadcasting & Media -- 1.4%
                       Adelphia Communications Corp. 7.88% 2009....................      250,000            216,875
                       Adelphia Communications Corp. 9.38% 2009....................      250,000            238,125
                       British Sky Broadcasting Group 8.20% 2009...................      525,000            503,390
                       Chancellor Media Corp. 8.00% 2008...........................      250,000            248,750
                       Chancellor Media Corp., Series B 8.13% 2007.................      500,000            497,500
                       Charter Communications Holdings LLC zero coupon 2011(2).....      750,000            438,750
                       Joseph E. Seagram & Sons, Inc. 6.25% 2001...................      940,000            916,765
                       Lenfest Communications, Inc. 8.25% 2008.....................      500,000            500,000

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       News America Holdings, Inc. 8.00% 2016......................  $   135,000      $     132,265
                       News America Holdings, Inc. 8.50% 2005......................      550,000            565,174
                       News America, Inc. 7.25% 2018...............................    1,600,000          1,450,960
                       Paramount Communications, Inc. 7.50% 2002...................      200,000            198,918
                       Rogers Cablesystems Ltd. 9.63% 2002.........................      440,000            448,800
                       Time Warner, Inc. 6.85% 2026................................    1,750,000          1,706,793
                       Viacom, Inc. 6.75% 2003.....................................    2,020,000          1,969,581
                       Cable -- 0.2%
                       Comcast UK Cable Partners Ltd. zero coupon 2007(2)..........      375,000            358,125
                       Telewest Communications PLC zero coupon 2007(2).............      625,000            581,250
                       Telewest Communications PLC zero coupon 2009*(2)............      250,000            150,000
                       Telewest Communications PLC zero coupon 2010*(2)............      500,000            293,750
                       Leisure & Tourism -- 0.3%
                       Continental Airlines, Inc. 6.54% 2009.......................      380,583            356,968
                       Northwest Airlines, Inc. 8.97% 2015.........................    1,556,084          1,539,948
                                                                                                      -------------
                                                                                                         13,312,687
                                                                                                      -------------
                       INFORMATION TECHNOLOGY -- 1.5%
                       Cellular -- 0.1%
                       Crown Castle International Corp. zero coupon 2011#(2).......      750,000            449,062
                       Crown Castle International Corp. zero coupon 2011#(2).......      250,000            151,250
                       Electronics -- 0.0%
                       Metromedia Fiber Network, Inc. 10.00% 2009..................      250,000            251,875
                       Telecommunications -- 1.4%
                       Alaska Communications Systems Holdings, Inc. 9.38% 2009.....      375,000            359,063
                       Alltel Corp. 7.13% 2003.....................................    1,330,000          1,307,576
                       Global Crossing Holdings Ltd. 9.13% 2006*...................      375,000            359,063
                       Intermedia Communications, Inc. 8.60% 2008..................      500,000            452,500
                       MCI WorldCom, Inc. 6.13% 2001...............................      200,000            197,122
                       MCI WorldCom, Inc. 6.40% 2005...............................    1,380,000          1,308,047
                       McLeodUSA, Inc. 8.13% 2009..................................      250,000            224,375
                       Metronet Communications Corp. zero coupon 2008(2)...........      835,000            658,556
                       Nextel Communications, Inc. 9.38% 2009*.....................      500,000            480,000
                       PanAmSat Corp. 6.13% 2005...................................    1,145,000          1,025,187
                       Price Communications Wireless, Inc., Series B 9.13% 2006....      750,000            751,875
                       Tele-Communications, Inc. 8.25% 2003........................      500,000            512,180
                       Tele-Communications, Inc. 9.65% 2003........................      300,000            312,933
                       U.S. West Capital Funding, Inc. 6.88% 2001*.................    1,500,000          1,478,130
                                                                                                      -------------
                                                                                                         10,278,794
                                                                                                      -------------
                       MATERIALS -- 0.2%
                       Chemicals -- 0.1%
                       Huntsman ICI Chemicals, Inc. 10.13% 2009....................      250,000            253,125
                       Lyondell Chemical Co., Series B 9.88% 2007..................      375,000            370,781
                       Forest Products -- 0.0%
                       Riverwood International Corp. 10.25% 2006...................      125,000            124,375
                       Riverwood International Corp. 10.63% 2007...................      250,000            256,250
                       Metals & Minerals -- 0.1%
                       Ucar Global Enterprises, Inc., Series B 12.00% 2005.........      500,000            517,500
                                                                                                      -------------
                                                                                                          1,522,031
                                                                                                      -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 1.5%
                       Foreign Government -- 1.5%
                       Government of Poland zero coupon 2024(2)....................      140,000             91,000
                       Government of Poland 6.00% 2014(3)..........................      290,000            254,852
                       Province of Quebec 5.74% 2026...............................      265,000            261,309

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS (continued)
                       Foreign Government (continued)
                       Province of Quebec 7.50% 2023...............................  $ 1,875,000      $   1,824,112
                       Province of Saskatchewan 8.50% 2022.........................      220,000            241,184
                       Province of Tucuman 9.45% 2004*.............................       34,643             27,714
                       Republic of Brazil 5.00% 2014(3)............................      568,995            394,029
                       Republic of Brazil 14.50% 2009..............................      385,000            402,298
                       Republic of Bulgaria, Series A 2.75% 2012(3)................    1,070,000            762,375
                       Republic of Colombia 8.63% 2008.............................      460,000            384,974
                       Republic of Panama 7.00% 2002(3)............................    1,423,131          1,389,519
                       Republic of Panama 9.38% 2029(1)............................       90,000             83,925
                       Republic of Peru 3.75% 2017* (3)............................    1,780,000          1,099,150
                       Republic of Phillippines 9.50% 2024.........................    1,520,000          1,504,800
                       State of Qatar 9.50% 2009...................................      610,000            639,160
                       United Mexican States 6.25% 2019............................    1,380,000          1,064,325
                       United Mexican States 6.25% 2019............................      250,000            193,463
                                                                                                      -------------
                                                                                                         10,618,189
                                                                                                      -------------
                       REAL ESTATE -- 0.3%
                       Real Estate Companies -- 0.1%
                       EOP Operating LP 6.38% 2002.................................    1,000,000            971,990
                       Real Estate Investment Trusts -- 0.2%
                       Liberty Property LP 7.10% 2004..............................      215,000            203,502
                       Simon Property Group LP 6.63% 2003..........................    1,200,000          1,139,220
                                                                                                      -------------
                                                                                                          2,314,712
                                                                                                      -------------
                       U.S. GOVERNMENT & AGENCIES -- 15.7%
                       U.S. Government & Agencies -- 15.7%
                       Federal Home Loan Mortgage Corp. zero coupon 2022(1)(2).....       15,000            602,136
                       Federal Home Loan Mortgage Corp. 6.00% 2013.................      629,713            588,190
                       Federal Home Loan Mortgage Corp. 6.00% 2014.................      796,733            744,196
                       Federal Home Loan Mortgage Corp. 6.35% 2018.................    3,000,000          2,959,680
                       Federal Home Loan Mortgage Corp. 6.50% 2099.................   11,000,000         10,216,250
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................      998,947            952,426
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................      799,354            762,128
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................      819,042            780,900
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................    2,331,901          2,223,304
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................      999,206            952,672
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................    2,997,000          2,857,280
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................      999,147            952,567
                       Federal Home Loan Mortgage Corp. 7.00% 2029.................      230,899            220,134
                       Federal Home Loan Mortgage Corp. 7.50% TBA..................   10,500,000         10,253,880
                       Federal National Mortgage Association zero coupon
                         2023(1)(2)................................................    2,109,000          1,319,048
                       Federal National Mortgage Association 6.00% TBA.............    6,000,000          5,398,080
                       Federal National Mortgage Association 6.50% 2025............      407,098            381,019
                       Federal National Mortgage Association 6.50% 2025............      552,051            517,035
                       Federal National Mortgage Association 6.50% 2026............      157,867            147,754
                       Federal National Mortgage Association 6.50% 2026............      502,498            468,107
                       Federal National Mortgage Association 6.50% 2027............      793,566            736,524
                       Federal National Mortgage Association 6.50% 2027............       37,344             34,660
                       Federal National Mortgage Association 6.50% 2027............       30,740             28,530
                       Federal National Mortgage Association 6.50% 2027............       45,849             42,553
                       Federal National Mortgage Association 6.50% 2027............      158,601            147,201
                       Federal National Mortgage Association 6.50% 2027............       49,837             46,254
                       Federal National Mortgage Association 6.50% 2027............      191,350            177,596
                       Federal National Mortgage Association 6.50% 2027............      711,298            660,170
                       Federal National Mortgage Association 6.50% 2029............      208,211            193,245
                       Federal National Mortgage Association 6.50% 2029............      188,515            174,965
                       Federal National Mortgage Association 6.50% 2029............       38,856             36,063
                       Federal National Mortgage Association 6.50% 2029............       25,290             23,472

                                                           ---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Federal National Mortgage Association 6.50% 2029............  $    55,189      $      51,222
                       Government National Mortgage Association 6.50% 2023.........       32,371             30,307
                       Government National Mortgage Association 6.50% 2023.........      413,190            386,850
                       Government National Mortgage Association 6.50% 2023.........      357,660            334,859
                       Government National Mortgage Association 6.50% 2023.........      342,637            320,794
                       Government National Mortgage Association 6.50% 2023.........       19,946             18,674
                       Government National Mortgage Association 6.50% 2023.........      351,591            329,177
                       Government National Mortgage Association 6.50% 2023.........      218,573            204,639
                       Government National Mortgage Association 6.50% 2023.........      329,537            308,529
                       Government National Mortgage Association 6.50% 2023.........       32,451             30,382
                       Government National Mortgage Association 6.50% 2023.........       20,086             18,806
                       Government National Mortgage Association 6.50% 2023.........       56,216             52,633
                       Government National Mortgage Association 6.50% 2023.........      205,384            192,291
                       Government National Mortgage Association 6.50% 2023.........      214,111            200,461
                       Government National Mortgage Association 6.50% 2023.........      308,502            288,835
                       Government National Mortgage Association 6.50% 2023.........      312,320            292,409
                       Government National Mortgage Association 6.50% 2023.........      344,813            322,832
                       Government National Mortgage Association 6.50% 2023.........      426,794            399,586
                       Government National Mortgage Association 6.50% 2023.........       30,625             28,673
                       Government National Mortgage Association 6.50% 2023.........      963,335            901,922
                       Government National Mortgage Association 6.50% 2023.........      316,308            296,143
                       Government National Mortgage Association 6.50% 2023.........       12,941             12,116
                       Government National Mortgage Association 6.50% 2023.........      635,281            594,782
                       Government National Mortgage Association 6.50% 2023.........      599,764            561,529
                       Government National Mortgage Association 6.50% 2023.........    2,811,148          2,631,937
                       Government National Mortgage Association 6.50% 2023.........       30,708             28,750
                       Government National Mortgage Association 6.50% 2023.........    1,134,959          1,062,606
                       Government National Mortgage Association 6.50% 2023.........       29,691             27,798
                       Government National Mortgage Association 6.50% 2023.........       16,498             15,446
                       Government National Mortgage Association 6.50% 2023.........       32,708             30,623
                       Government National Mortgage Association 6.50% 2024.........      967,022            904,775
                       Government National Mortgage Association 6.50% 2024.........      213,669            199,916
                       Government National Mortgage Association 6.50% 2024.........      218,688            204,611
                       Government National Mortgage Association 6.50% 2028.........    1,788,340          1,652,533
                       Government National Mortgage Association 6.50% 2028.........      899,092            830,815
                       Government National Mortgage Association 6.50% 2028.........      451,844            417,531
                       Government National Mortgage Association 6.50% 2028.........      959,217            886,374
                       Government National Mortgage Association 6.50% 2028.........      936,386            865,277
                       Government National Mortgage Association 6.50% 2028.........      946,684            874,793
                       Government National Mortgage Association 6.50% 2028.........      938,038            866,804
                       Government National Mortgage Association 6.50% 2028.........      494,356            456,815
                       Government National Mortgage Association 6.50% 2028.........      923,878            853,719
                       Government National Mortgage Association 6.50% 2028.........      950,782            878,579
                       Government National Mortgage Association 6.50% 2028.........      941,936            870,405
                       Government National Mortgage Association 6.50% 2028.........      971,571            897,790
                       Government National Mortgage Association 6.50% 2028.........      869,832            803,777
                       Government National Mortgage Association 6.50% 2028.........      137,477            127,037
                       Government National Mortgage Association 6.50% 2029.........      967,090            893,650
                       Government National Mortgage Association 6.50% 2029.........      524,178            484,372
                       Government National Mortgage Association 6.50% 2029.........    3,801,905          3,513,188
                       Government National Mortgage Association 6.50% 2029.........      113,124            104,533
                       Government National Mortgage Association 6.50% 2029.........      528,768            488,614
                       Government National Mortgage Association 6.50% 2029.........      915,785            846,241
                       Government National Mortgage Association 6.50% TBA..........    4,000,000          3,696,240
                       Government National Mortgage Association 7.00% 2022.........      708,349            680,051
                       Government National Mortgage Association 7.00% 2022.........       59,224             56,857
                       Government National Mortgage Association 7.00% 2023.........      288,509            276,969
                       Government National Mortgage Association 7.00% 2023.........      118,684            113,936

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Government National Mortgage Association 7.00% 2023.........  $    14,467      $      13,888
                       Government National Mortgage Association 7.00% 2023.........      265,957            257,461
                       Government National Mortgage Association 7.00% 2023.........      258,795            248,443
                       Government National Mortgage Association 7.00% 2023.........       86,305             82,852
                       Government National Mortgage Association 7.00% 2023.........      146,296            140,444
                       Government National Mortgage Association 7.00% 2023.........      142,642            138,202
                       Government National Mortgage Association 7.00% 2023.........      132,097            126,813
                       Government National Mortgage Association 7.00% 2023.........      373,284            359,893
                       Government National Mortgage Association 7.00% 2023.........      677,672            650,565
                       Government National Mortgage Association 7.00% 2023.........      389,958            374,359
                       Government National Mortgage Association 7.00% 2023.........      323,676            310,729
                       Government National Mortgage Association 7.00% 2023.........      150,302            145,300
                       Government National Mortgage Association 7.00% 2023.........      338,756            325,205
                       Government National Mortgage Association 7.00% 2023.........      371,679            356,812
                       Government National Mortgage Association 7.00% 2023.........      311,546            299,084
                       Government National Mortgage Association 7.00% 2023.........      397,989            384,059
                       Government National Mortgage Association 7.00% 2023.........      120,765            116,996
                       Government National Mortgage Association 7.00% 2023.........      308,176            295,849
                       Government National Mortgage Association 7.00% 2023.........      165,034            158,433
                       Government National Mortgage Association 7.00% 2023.........      701,263            673,213
                       Government National Mortgage Association 7.00% 2023.........       38,446             36,908
                       Government National Mortgage Association 7.00% 2023.........      335,462            322,043
                       United States Treasury Bonds 7.88% 2021@....................    7,400,000          8,380,500
                       United States Treasury Bonds Strip zero coupon 2008.........    4,300,000          2,467,856
                       United States Treasury Bonds Strip zero coupon 2008.........    1,600,000            902,880
                       United States Treasury Bonds Strip zero coupon 2009.........    2,000,000          1,024,420
                       United States Treasury Bonds Strip zero coupon 2014.........      980,000            384,611
                       United States Treasury Bonds Strip zero coupon 2017.........    4,550,000          1,456,409
                       United States Treasury Bonds Strip zero coupon 2017.........       50,000             15,727
                       United States Treasury Bonds Strip zero coupon 2018.........    7,300,000          2,122,475
                       United States Treasury Bonds Strip zero coupon 2019.........       40,000             10,911
                       United States Treasury Bonds Strip zero coupon 2020.........    5,010,000          1,314,925
                       United States Treasury Bonds Strip zero coupon 2025.........    2,000,000            393,360
                       United States Treasury Notes 5.25% 2001.....................    5,000,000          4,919,550
                       United States Treasury Notes 5.63% 2008.....................    1,300,000          1,209,404
                                                                                                      -------------
                                                                                                        109,740,411
                                                                                                      -------------
                       UTILITIES -- 0.7%
                       Electric Utilities -- 0.2%
                       Niagara Mohawk Power Corp. 6.88% 2003.......................      870,000            854,853
                       Niagara Mohawk Power Corp. 7.38% 2003.......................      210,000            207,955
                       Niagara Mohawk Power Corp. 7.75% 2006.......................      300,000            296,469
                       Gas & Pipeline Utilities -- 0.3%
                       Williams Cos., Inc. 6.13% 2012..............................    1,875,000          1,821,037
                       Telephone -- 0.2%
                       Sprint Capital Corp. 5.88% 2004.............................    1,100,000          1,031,996
                       Sprint Capital Corp. 6.88% 2028.............................      350,000            304,367
                                                                                                      -------------
                                                                                                          4,516,677
                                                                                                      -------------
                       TOTAL BONDS & NOTES (cost $246,974,019).....................                     238,489,177
                                                                                                      -------------
                       TOTAL INVESTMENT SECURITIES (cost $645,449,200).............                     663,023,680
                                                                                                      -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.4%                                    AMOUNT             VALUE
                       --------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.4%
                       Adelphia Communications Corp., Series B 10.25% due
                         7/15/00...................................................  $   250,000      $     252,188
                       Bank of America Corp. 9.75% due 7/1/00......................      400,000            405,016
                       Chelsea GCA Realty, Inc. 7.75% due 1/26/01..................      570,000            566,831
                       CMS Energy Corp., Series B 7.38% due 11/15/00...............    1,150,000          1,141,927
                       ITT Corp. 6.25% due 11/15/00................................    1,215,000          1,191,623
                       Meditrust Corp. 7.38% due 7/15/00...........................    1,150,000          1,093,431
                       National Power PLC 7.63% due 11/15/00.......................      620,000            617,923
                       Niagara Mohawk Power Corp., Series B 7.00% due 10/1/00......      468,781            467,745
                       Security Pacific Corp. 11.50% due 11/15/00..................      600,000            621,150
                       Tele-Communications, Inc. 7.38% due 2/15/00.................    1,000,000          1,000,540
                       Time Warner, Inc. 7.95% due 2/1/00..........................    2,195,000          2,191,554
                                                                                                      -------------
                       TOTAL SHORT-TERM SECURITIES (cost $9,629,700)...............                       9,549,928
                                                                                                      -------------

                       REPURCHASE AGREEMENT -- 7.5%
                       --------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 7.5%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.68%, dated 1/31/00, to be repurchased
                         2/01/00 in the amount of $52,608,299 and collateralized by
                         $54,400,000 of U.S. Treasury Notes, bearing interest at
                         5.50%, due 3/31/03 and having an approximate value of
                         $53,652,000 (cost $52,600,000)@...........................   52,600,000         52,600,000
                                                                                                      -------------

                       TOTAL INVESTMENTS -- (cost $707,678,900)        103.7%                                    725,173,608
                       Liabilities in excess of other assets --         (3.7)                                    (26,110,934)
                                                                       ------                                  -------------
                       NET ASSETS --                                   100.0%                                  $ 699,062,674
                                                                       ======                                  =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
               # Security represents an investment in an affiliated company
              (1) Fair valued security; see Note 2
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Variable rate security; rate as of January 31, 2000
              TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
               @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                       NUMBER OF                                         EXPIRATION     VALUE AT        VALUE AS OF
                       CONTRACTS               DESCRIPTION                  DATE       TRADE DATE     JANUARY 31, 2000
                       -----------------------------------------------------------------------------------------------
                        44 Long     U.S. 5 Year Note.................    March 2000    $ 4,274,456      $ 4,261,813
                       20 Short     U.S. 2 Year Note.................    March 2000      3,995,191        3,945,000
                        95 Long     U.S. 20 Year Bond................    March 2000      8,800,945        8,760,781
                       145 Long     U.S. 10 Year Note................    March 2000     13,957,109       13,743,281
                        17 Long     S&P 500 Index....................    March 2000      6,067,272        5,954,250
                        60 Long     90 Day Euro Future...............    June 2000      14,188,384       13,995,750
                                    Net Unrealized Depreciation.......................................................

                                   UNREALIZED
                       NUMBER OF  APPRECIATION/
                       CONTRACTS  DEPRECIATION
                       ---------  -------------
                        44 Long      $(12,643)
                       20 Short        50,191
                        95 Long       (40,164)
                       145 Long      (213,828)
                        17 Long      (113,022)
                        60 Long      (192,634)
                                    ---------
                                    $(522,100)
                                    =========

---------------------

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       ------------------------------------------------------------
                          CONTRACT            IN         DELIVERY  GROSS UNREALIZED
                         TO DELIVER      EXCHANGE FOR      DATE      APPRECIATION
                       ------------------------------------------------------------
                       +NZD* 5,248,389  USD  2,697,803   02/15/00     $ 98,769
                       USD* 1,263,860   NZD  2,556,946   02/15/00        2,355
                                                                      ---------
                                                                       101,124
                                                                      ---------


                                                                   GROSS UNREALIZED
                                                                     DEPRECIATION
                       ------------------------------------------------------------
                       USD*    92,404   NZD    178,500   02/15/00       (4,009)
                       USD* 1,276,851   NZD  2,512,943   02/15/00      (32,427)
                                                                      ---------
                                                                       (36,436)
                                                                      ---------
                            Net Unrealized Appreciation..........     $ 64,688
                                                                      =========

              -----------------------------

                       * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have
                         additional market risk but have continued counterparty
                         settlement risk.
                       + Represents a forward currency contract that was transacted through an affiliated company.
                       NZD  -- New Zealand Dollar
                       USD  -- United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    UTILITY PORTFOLIO                   INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 65.0%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 1.3%
                       Energy Sources -- 1.3%
                       Burlington Resources, Inc. .................................      28,000   $    897,750
                       USX-Marathon Group..........................................      23,500        603,656
                                                                                                  -------------
                                                                                                     1,501,406
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 0.9%
                       Multi-Industry -- 0.9%
                       Mannesmann AG ADR...........................................       4,100      1,113,160
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 3.0%
                       Communication Equipment -- 2.1%
                       Motorola, Inc. .............................................       7,500      1,025,625
                       RF Micro Devices, Inc.+.....................................       8,100        656,100
                       Tellabs, Inc.+..............................................      15,000        810,000

                       Telecommunications -- 0.9%
                       Adelphia Business Solutions+................................       9,800        502,250
                       BCE, Inc. ..................................................       6,500        664,219
                       Intermedia Communications, Inc.+............................           1             29
                                                                                                  -------------
                                                                                                     3,658,223
                                                                                                  -------------
                       UTILITIES -- 59.8%
                       Electric Utilities -- 4.7%
                       FPL Group, Inc. ............................................      30,700      1,295,156
                       NiSource, Inc. .............................................      75,500      1,387,313
                       NSTAR.......................................................      32,688      1,370,863
                       RGS Energy Group, Inc. .....................................       6,700        135,256
                       Texas Utilities Co. ........................................      43,000      1,521,125

                       Gas & Pipeline Utilities -- 20.5%
                       Columbia Energy Group.......................................      28,800      1,872,000
                       El Paso Energy Corp. .......................................     140,600      4,534,350
                       Enron Corp. ................................................      68,300      4,605,981
                       KeySpan Corp. ..............................................     141,600      3,318,750
                       National Fuel Gas Co. ......................................      13,000        579,313
                       New Jersey Resources Corp. .................................      18,000        680,625
                       NICOR, Inc. ................................................      52,300      1,791,275
                       Peoples Energy Corp. .......................................      25,700        803,125
                       PG&E Corp. .................................................      51,500      1,129,781
                       SCANA Corp. ................................................      49,700      1,351,219
                       The Williams Cos., Inc. ....................................     101,400      3,929,250

                       Telephone -- 34.6%
                       ALLTEL Corp. ...............................................      59,800      3,991,650
                       AT&T Corp. .................................................      95,500      5,037,625
                       Bell Atlantic Corp. ........................................      18,700      1,158,231
                       BellSouth Corp. ............................................     102,400      4,819,200
                       CenturyTel, Inc. ...........................................      40,400      1,545,300
                       GTE Corp. ..................................................      69,100      5,065,894
                       MCI WorldCom, Inc.+.........................................      68,850      3,162,797
                       McleodUSA, Inc., Class A+...................................          50          3,456

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone (continued)
                       SBC Communications, Inc. ...................................     108,629   $  4,684,625
                       Sprint Corp.+...............................................      86,000      5,563,125
                       Telephone and Data Systems, Inc. ...........................       8,500        884,000
                       U.S. West, Inc. ............................................      79,400      5,280,100
                       Viatel, Inc.+...............................................       9,300        343,519
                                                                                                  -------------
                                                                                                    71,844,904
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $76,406,681).......................                 78,117,693
                                                                                                  -------------
                       PREFERRED STOCK -- 22.2%
                       ----------------------------------------------------------------------------------------
                       ENERGY -- 4.5%
                       Energy Services -- 1.9%
                       Coastal Corp. 6.63%.........................................      99,100      2,310,269

                       Energy Sources -- 2.6%
                       Apache Corp. 6.50%..........................................      41,500      1,449,906
                       Kerr-McGee Corp. 5.50%......................................      47,400      1,694,550
                                                                                                  -------------
                                                                                                     5,454,725
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 3.4%
                       Broadcasting & Media -- 3.4%
                       Cox Communications, Inc. 7.00%..............................      10,500        692,344
                       MediaOne Group, Inc. 7.00%..................................      51,500      2,652,250
                       Winstar Communications, Inc. 7.25%*.........................         600        742,500
                                                                                                  -------------
                                                                                                     4,087,094
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 6.4%
                       Internet Software -- 0.7%
                       PSINet, Inc. 6.75%*.........................................      16,800        774,900

                       Telecommunications -- 5.7%
                       Broadwing, Inc. 6.75%.......................................      15,000        915,000
                       DECS Trust VI 6.25%.........................................      13,000        786,500
                       Global Crossing Ltd. 6.38%..................................       2,500        305,938
                       Global Crossing Ltd. 7.00%*.................................       2,500        675,000
                       Global TeleSystems Group, Inc. 7.25%........................      51,500      2,266,000
                       Intermedia Communications, Inc., Series E 7.00%.............      16,500        616,687
                       Intermedia Communications, Inc., Series F 7.00%.............      24,100        713,962
                       Qwest Trends Trust 5.75%*...................................       9,000        590,625
                                                                                                  -------------
                                                                                                     7,644,612
                                                                                                  -------------
                       UTILITIES -- 7.9%
                       Electric Utilities -- 4.3%
                       AES Trust III 6.75%.........................................      32,200      2,095,012
                       Calpine Capital Trust 5.75%.................................       2,700        189,675
                       CMS Energy Corp. 8.75%......................................      56,500      1,917,469
                       UtiliCorp United, Inc. 9.75%................................      43,400      1,006,338

                       Gas & Pipeline Utilities -- 2.5%
                       Enron Corp. 7.00%...........................................      84,500      1,436,500
                       KN Energy, Inc. 5.80%.......................................      39,700      1,568,150

                                                           ---------------------

                       PREFERRED STOCK (CONTINUED)                                     SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone -- 1.1%
                       Nextlink Communications, Inc. ..............................       6,400   $  1,240,000
                                                                                                  -------------
                                                                                                     9,453,144
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $26,036,818)....................                 26,639,575
                                                                                                  -------------
                                                                                     PRINCIPAL
                       BONDS & NOTES -- 8.0%                                           AMOUNT
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 4.1%
                       Broadcasting & Media -- 3.2%
                       Cox Communications, Inc. 7.75% 2029.........................  $   37,000      3,848,000
                       Cable -- 0.9%
                       NTL, Inc. 5.75% 2009*.......................................   1,000,000      1,045,000
                                                                                                  -------------
                                                                                                     4,893,000
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 2.7%
                       Telecommunications -- 2.7%
                       Comverse Technology, Inc. 4.50% 2005........................     200,000        643,750
                       Level 3 Communications, Inc. 6.00% 2009.....................     600,000      1,066,500
                       ITC Deltacom, Inc. 4.50% 2006*..............................     470,000        582,800
                       Nextel Communications, Inc. 5.25% 2010*.....................   1,050,000        992,250
                                                                                                  -------------
                                                                                                     3,285,300
                                                                                                  -------------
                       UTILITIES -- 1.2%
                       Electric Utilities -- 1.2%
                       Alliant Energy Resources, Inc. 7.25% 2030*..................      20,000      1,425,000
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $8,762,532).......................                  9,603,300
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $111,206,031).............                114,360,568
                                                                                                  -------------
                       SHORT-TERM SECURITIES -- 5.6%
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 5.6%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         4.50% due 2/01/00 (cost $6,814,000).......................   6,814,000      6,814,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $118,020,031)                  100.8%                               121,174,568
                       Liabilities in excess of other
                         assets --                             (0.8)                                (1,015,634)
                                                             ------                               -------------
                       NET ASSETS --                          100.0%                              $120,158,934
                                                             ======                               ============

              -----------------------------

              + Non-income producing securities

              * Resale restricted to qualified institutional buyers

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INCOME PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 87.9%                                          SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.7%
                       Automotive -- 1.0%
                       Ford Motor Co. .............................................     1,400    $    69,650

                       Housing -- 0.8%
                       Masco Corp. ................................................     2,600         51,837

                       Retail -- 2.9%
                       Intimate Brands, Inc., Class A..............................     4,035        122,059
                       Newell Rubbermaid, Inc. ....................................     2,400         72,000
                                                                                                 -----------
                                                                                                     315,546
                                                                                                 -----------
                       CONSUMER STAPLES -- 7.1%
                       Food, Beverage & Tobacco -- 2.3%
                       ConAgra, Inc. ..............................................     4,100         87,637
                       PepsiCo, Inc. ..............................................     1,900         64,838

                       Household Products -- 4.8%
                       Colgate-Palmolive Co. ......................................     1,900        112,575
                       Kimberly-Clark Corp. .......................................     2,200        136,262
                       Procter & Gamble Co. .......................................       700         70,613
                                                                                                 -----------
                                                                                                     471,925
                                                                                                 -----------
                       ENERGY -- 11.9%
                       Energy Services -- 0.5%
                       Reliant Energy, Inc. .......................................     1,300         29,656

                       Energy Sources -- 11.4%
                       BP Amoco PLC ADR............................................     2,982        160,283
                       Chevron Corp. ..............................................     1,700        142,056
                       Exxon Mobil Corp. ..........................................     3,448        287,908
                       Royal Dutch Petroleum Co. ADR...............................     3,100        170,694
                                                                                                 -----------
                                                                                                     790,597
                                                                                                 -----------
                       FINANCE -- 15.6%
                       Banks -- 10.3%
                       Bank of America Corp. ......................................     1,400         67,813
                       Bank of New York Co., Inc. .................................     3,700        150,312
                       First Security Corp. .......................................     1,400         36,225
                       Firstar Corp. ..............................................     3,400         81,175
                       Mellon Financial Corp. .....................................     4,800        164,700
                       Zions Bancorp. .............................................     3,200        189,200

                       Financial Services -- 4.6%
                       American Express Co. .......................................       800        131,850
                       Associates First Capital Corp., Class A.....................     2,700         54,000
                       Federal National Mortgage Association.......................       800         47,950
                       Household International, Inc. ..............................     2,000         70,500

                       Insurance -- 0.7%
                       XL Capital, Ltd., Class A...................................     1,000         45,125
                                                                                                 -----------
                                                                                                   1,038,850
                                                                                                 -----------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       HEALTHCARE -- 9.3%
                       Drugs -- 6.9%
                       American Home Products Corp. ...............................     2,700    $   127,069
                       Merck & Co., Inc. ..........................................     1,900        149,743
                       Pfizer, Inc. ...............................................     2,600         94,575
                       Schering-Plough Corp. ......................................     2,000         88,000

                       Medical Products -- 2.4%
                       Baxter International, Inc. .................................     1,200         76,650
                       Johnson & Johnson Co. ......................................     1,000         86,063
                                                                                                 -----------
                                                                                                     622,100
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 9.1%
                       Aerospace & Military Technology -- 0.5%
                       Boeing Co. .................................................       700         31,019

                       Business Services -- 2.0%
                       Ecolab, Inc. ...............................................     3,400        119,638
                       United Parcel Service, Inc., Class B........................       300         17,850

                       Electrical Equipment -- 2.6%
                       General Electric Co. .......................................     1,300        173,387

                       Machinery -- 0.9%
                       Caterpillar, Inc. ..........................................       700         29,706
                       Parker Hannifin Corp. ......................................       700         30,275

                       Multi-Industry -- 2.2%
                       Minnesota Mining & Manufacturing Co. .......................     1,000         93,625
                       Sara Lee Corp. .............................................     2,900         53,469

                       Transportation -- 0.9%
                       Knightsbridge Tankers, Ltd. ................................     4,600         60,375
                                                                                                 -----------
                                                                                                     609,344
                                                                                                 -----------
                       INFORMATION TECHNOLOGY -- 7.8%

                       Communication Equipment -- 1.2%
                       Motorola, Inc. .............................................       600         82,050

                       Computers & Business Equipment -- 0.5%
                       International Business Machines Corp. ......................       300         33,656

                       Computer Services -- 1.8%
                       Automatic Data Processing, Inc. ............................     2,500        118,594

                       Electronics -- 2.5%
                       Emerson Electric Co. .......................................     1,400         77,087
                       Intel Corp. ................................................       900         89,044

                       Telecommunications -- 1.8%
                       Vodafone AirTouch PLC ADR...................................     2,170        121,520
                                                                                                 -----------
                                                                                                     521,951
                                                                                                 -----------
                       MATERIALS -- 1.6%
                       Chemicals -- 1.6%
                       du Pont (E.I.) de Nemours & Co. ............................     1,800        106,200
                                                                                                 -----------

---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES        VALUE
                       -------------------------------------------------------------------------------------
                       REAL ESTATE -- 6.4%
                       Real Estate Investment Trusts -- 6.4%
                       Archstone Communities Trust.................................     1,000    $    20,063
                       Crescent Real Estate Equities Co. ..........................     2,600         46,800
                       Duke-Weeks Realty Corp. ....................................     3,722         73,742
                       Equity Office Properties Trust..............................       900         23,006
                       Equity Residential Properties Trust.........................       500         20,750
                       Healthcare Realty Trust, Inc. ..............................     3,300         58,988
                       Kimco Realty Corp. .........................................       600         21,150
                       Manufactured Home Communities, Inc. ........................     3,300         79,200
                       Simon Property Group, Inc. .................................     3,400         83,937
                                                                                                 -----------
                                                                                                     427,636
                                                                                                 -----------
                       UTILITIES -- 14.4%
                       Electric Utilities -- 3.1%
                       Cinergy Corp. ..............................................     2,600         64,675
                       FPL Group, Inc. ............................................     1,200         50,625
                       New Century Energies, Inc. .................................     3,200         92,600

                       Gas & Pipeline Utilities -- 2.1%
                       Enron Corp. ................................................     2,100        141,619

                       Telephone -- 9.2%
                       AT&T Corp. .................................................     4,100        216,275
                       Deutsche Telekom AG ADR.....................................     1,900        132,287
                       SBC Communications, Inc. ...................................     3,237        139,596
                       Sprint Corp.+...............................................     1,900        122,906
                                                                                                 -----------
                                                                                                     960,583
                                                                                                 -----------
                       TOTAL COMMON STOCK (cost $5,662,692)........................                5,864,732
                                                                                                 -----------

                       PREFERRED STOCK -- 3.3%
                       -------------------------------------------------------------------------------------
                       FINANCE -- 0.7%
                       Banks -- 0.7%
                       CNF Trust I 5.00%...........................................     1,000         46,250
                                                                                                 -----------
                       INDUSTRIAL & COMMERCIAL -- 0.6%
                       Transportation -- 0.6%
                       Union Pacific Capital Trust 6.25%...........................     1,000         39,250
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 0.8%
                       Broadcasting & Media -- 0.8%
                       Adelphia Communications Corp., Series D 5.50%...............       200         37,825
                       Tribune Co. "Mattel, Inc." 6.25%............................     1,200         16,125
                                                                                                 -----------
                                                                                                      53,950
                                                                                                 -----------
                       UTILITIES -- 1.2%
                       Electric Utilities -- 1.2%
                       Houston Industries, Inc. 7.00%..............................       600         79,950
                                                                                                 -----------
                       TOTAL PREFERRED STOCK (cost $239,758).......................                  219,400
                                                                                                 -----------

                                                           ---------------------

                                                                                     PRINCIPAL
                       BONDS & NOTES -- 2.2%                                           AMOUNT        VALUE
                       -------------------------------------------------------------------------------------
                       HEALTHCARE -- 1.7%
                       Health Services -- 1.0%
                       Medical Care International, Inc. 6.75% 2006.................  $ 75,000    $    63,375

                       Medical Products -- 0.7%
                       Centocor, Inc. 4.75% 2005...................................    40,000         49,350
                                                                                                 -----------
                                                                                                     112,725
                                                                                                 -----------
                       INFORMATION & ENTERTAINMENT -- 0.5%
                       Broadcasting & Media -- 0.5%
                       Tribune Co. 2.00% 2029......................................       300         36,000
                                                                                                 -----------
                       TOTAL BONDS & NOTES (cost $140,144).........................                  148,725
                                                                                                 -----------
                       TOTAL INVESTMENT SECURITIES (cost $6,042,594)...............                6,232,857
                                                                                                 -----------

                       REPURCHASE AGREEMENT -- 6.6%
                       -------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 6.6%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.50%, dated 1/31/00, to be repurchased
                         2/01/00 in the amount of $438,055 and collateralized by
                         $355,000 of U.S. Treasury Bonds, bearing interest at
                         9.13%, due 5/15/18 and having an approximate value of
                         $452,488 (cost $438,000)..................................   438,000        438,000
                                                                                                 -----------
                       TOTAL INVESTMENTS --
                         (cost $6,480,594)                                    100.0%               6,670,857
                       Liabilities in excess of other
                         assets --                                              0.0                   (1,209)
                                                                             ------              -----------
                       NET ASSETS --                                          100.0%             $ 6,669,648
                                                                             ======              ===========


              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INDEX PORTFOLIO              INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 98.9%                                           SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.4%
                       Apparel & Textiles -- 0.2%
                       Liz Claiborne, Inc. ........................................          329      $     11,124
                       NIKE, Inc., Class B.........................................        1,534            69,797
                       Reebok International, Ltd. .................................          327             2,412
                       Russell Corp. ..............................................          216             3,226
                       Springs Industries, Inc., Class A...........................          109             3,965
                       V.F. Corp...................................................          657            17,041

                       Automotive -- 1.3%
                       Cooper Tire & Rubber Co. ...................................          436             5,695
                       Crane Co. ..................................................          332             6,495
                       Cummins Engine Co., Inc. ...................................          220             8,415
                       Dana Corp. .................................................          879            20,657
                       Delphi Automotive Systems Corp. ............................        3,069            53,132
                       Ford Motor Co. .............................................        6,476           322,181
                       General Motors Corp.........................................        3,406           273,970
                       Genuine Parts Co. ..........................................          985            23,763
                       Goodyear Tire & Rubber Co. .................................          874            20,758
                       Navistar International Corp. ...............................          331            13,012
                       PACCAR, Inc. ...............................................          437            18,108
                       TRW, Inc. ..................................................          658            28,829

                       Housing -- 0.4%
                       Armstrong World Industries, Inc. ...........................          219             5,010
                       Cooper Industries, Inc. ....................................          545            20,914
                       Fleetwood Enterprises, Inc. ................................          216             3,523
                       Kaufman & Broad Home Corp. .................................          223             4,836
                       Lowe's Cos., Inc. ..........................................        2,081            92,865
                       Masco Corp. ................................................        2,411            48,069
                       Maytag Corp. ...............................................          442            17,901
                       Owens Corning Co. ..........................................          326             5,236
                       Pulte Corp. ................................................          221             3,854
                       Sherwin Williams Co. .......................................          881            15,528
                       Snap-On, Inc. ..............................................          331             8,896
                       Stanley Works...............................................          442            11,105
                       The Black & Decker Corp. ...................................          441            17,668

                       Retail -- 5.5%
                       Albertsons, Inc. ...........................................        2,300            70,437
                       American Greetings Corp., Class A...........................          332             7,345
                       AutoZone, Inc.+.............................................          771            20,239
                       Bed Bath & Beyond, Inc.+....................................          766            20,826
                       Circuit City Stores, Inc. ..................................        1,096            42,196
                       Consolidated Stores Corp.+..................................          552             7,866
                       Costco Wholesale Corp.+.....................................        2,410           117,939
                       CVS Corp. ..................................................        2,086            72,880
                       Dayton Hudson Corp. ........................................        2,410           159,211
                       Dillard's, Inc., Class A....................................          551            10,572
                       Dollar General Corp. .......................................        1,407            29,899
                       Federated Department Stores, Inc.+..........................        1,099            45,746
                       Gap, Inc. ..................................................        4,608           205,920
                       Great Atlantic & Pacific Tea Co., Inc. .....................          218             6,022

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       Harcourt General, Inc. .....................................          334      $     13,360
                       Home Depot, Inc. ...........................................       12,359           699,828
                       International Flavors & Fragrances, Inc. ...................          550            19,628
                       J.C. Penney Co., Inc. ......................................        1,425            27,966
                       Jostens, Inc. ..............................................          216             5,062
                       Kmart Corp.+................................................        2,635            22,068
                       Kohl's Corp.+...............................................          877            61,500
                       Kroger Co.+.................................................        4,495            78,101
                       Limited, Inc. ..............................................        1,202            36,886
                       Longs Drug Stores Corp. ....................................          219             4,708
                       May Department Stores Co. ..................................        1,759            54,749
                       Newell Rubbermaid, Inc. ....................................        1,534            46,020
                       Nordstrom, Inc. ............................................          767            16,874
                       Office Depot, Inc.+.........................................        1,778            17,891
                       Pep Boys-Manny, Moe & Jack..................................          325             2,356
                       Rite Aid Corp. .............................................        1,423            10,050
                       Sears, Roebuck & Co. .......................................        1,981            61,287
                       SUPERVALU, Inc. ............................................          766            13,788
                       TJX Cos., Inc. .............................................        1,651            26,932
                       Toys 'R' Us, Inc.+..........................................        1,318            13,592
                       Wal-Mart Stores, Inc. ......................................       23,917         1,309,456
                       Walgreen Co. ...............................................        5,377           148,540
                       Winn-Dixie Stores, Inc. ....................................          771            15,613
                                                                                                      ------------
                                                                                                         4,681,338
                                                                                                      ------------
                       CONSUMER STAPLES -- 6.3%
                       Food, Beverage & Tobacco -- 3.9%
                       Adolph Coors Co., Class B...................................          218            10,573
                       Anheuser-Busch Cos., Inc. ..................................        2,522           170,235
                       Archer-Daniels-Midland Co. .................................        3,294            38,705
                       Bestfoods...................................................        1,533            66,685
                       Brown-Forman Corp., Class B.................................          433            24,221
                       Campbell Soup Co. ..........................................        2,307            72,526
                       Coca-Cola Co. ..............................................       13,275           762,483
                       Coca-Cola Enterprises, Inc. ................................        2,302            58,125
                       ConAgra, Inc. ..............................................        2,632            56,259
                       General Mills, Inc. ........................................        1,646            51,335
                       H.J. Heinz & Co. ...........................................        1,971            73,297
                       Hershey Foods Corp. ........................................          766            32,555
                       Kellogg Co. ................................................        2,193            53,180
                       Nabisco Group Holding Corp. ................................        1,755            15,137
                       PepsiCo, Inc. ..............................................        7,796           266,038
                       Philip Morris Cos., Inc. ...................................       12,737           266,681
                       Quaker Oats Co. ............................................          764            45,363
                       Ralston-Ralston Purina Group................................        1,754            49,222
                       Safeway, Inc.+..............................................        2,743           104,748
                       SYSCO Corp. ................................................        1,757            62,483
                       Unilever NV.................................................        3,072           142,080
                       UST, Inc. ..................................................          883            20,254
                       Wm. Wrigley Jr. Co. ........................................          655            51,090

                       Household Products -- 2.4%
                       Alberto Culver Co., Class B.................................          327             8,032
                       Avon Products, Inc. ........................................        1,324            42,120
                       Clorox Co. .................................................        1,312            62,648
                       Colgate-Palmolive Co. ......................................        3,077           182,312
                       Fort James Corp. ...........................................        1,205            32,234
                       Fortune Brands, Inc. .......................................          879            25,491

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Household Products (continued)
                       Gillette Co. ...............................................        5,716      $    215,065
                       Kimberly-Clark Corp. .......................................        2,953           182,901
                       Owens-Illinois, Inc.+.......................................          774            14,174
                       Pactiv Corp.+...............................................          881             8,149
                       Procter & Gamble Co. .......................................        7,032           709,353
                       Tupperware Corp. ...........................................          327             5,334
                       Whirlpool Corp. ............................................          436            25,397
                                                                                                      ------------
                                                                                                         4,006,485
                                                                                                      ------------
                       ENERGY -- 5.7%
                       Energy Services -- 0.7%
                       Baker Hughes, Inc. .........................................        1,756            43,242
                       Coastal Corp. ..............................................        1,102            40,636
                       Halliburton Co. ............................................        2,410            86,760
                       Reliant Energy, Inc. .......................................        1,541            35,154
                       Rowan Cos., Inc. ...........................................          440             9,983
                       Schlumberger Ltd. ..........................................        2,961           180,806
                       Tosco Corp. ................................................          772            19,831
                       Transocean Sedco Forex, Inc. ...............................        1,134            36,075

                       Energy Sources -- 5.0%
                       Amerada Hess Corp. .........................................          543            28,881
                       Anadarko Petroleum Corp. ...................................          661            21,689
                       Apache Corp. ...............................................          654            23,871
                       Atlantic Richfield Co. .....................................        1,753           134,981
                       Burlington Resources, Inc. .................................        1,184            37,962
                       Chevron Corp. ..............................................        3,512           293,471
                       Conoco, Inc., Class B+......................................        3,398            80,065
                       Exxon Mobil Corp. ..........................................       18,503         1,545,001
                       Kerr-McGee Corp. ...........................................          441            24,420
                       Occidental Petroleum Corp. .................................        1,966            39,074
                       Phillips Petroleum Co. .....................................        1,321            53,996
                       Royal Dutch Petroleum Co. ADR...............................       11,520           634,320
                       Sunoco, Inc. ...............................................          443            10,217
                       Texaco, Inc. ...............................................        2,963           156,669
                       Union Pacific Resources Group, Inc. ........................        1,320            14,520
                       Unocal Corp. ...............................................        1,315            37,642
                       USX-Marathon Group..........................................        1,647            42,307
                                                                                                      ------------
                                                                                                         3,631,573
                                                                                                      ------------
                       FINANCE -- 13.2%
                       Banks -- 4.8%
                       Bank of America Corp. ......................................        9,122           441,847
                       Bank of New York Co., Inc. .................................        3,950           160,469
                       Bank One Corp. .............................................        6,158           183,585
                       BB&T Corp. .................................................        1,852            52,088
                       Chase Manhattan Corp. ......................................        4,396           353,603
                       Comerica, Inc. .............................................          874            38,620
                       Fifth Third Bancorp+........................................        1,644           109,120
                       First Union Corp. ..........................................        5,255           176,371
                       Firstar Corp. ..............................................        5,268           125,773
                       FleetBoston Financial Corp. ................................        4,940           155,301
                       Golden West Financial Corp. ................................          878            25,846
                       Huntington Bancshares, Inc. ................................        1,210            26,091
                       KeyCorp.....................................................        2,413            50,673
                       Mellon Financial Corp. .....................................        2,745            94,188
                       National City Corp. ........................................        3,294            71,233
                       Northern Trust Corp. .......................................        1,206            72,812

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       PNC Bank Corp. .............................................        1,545      $     74,160
                       Regions Financial Corp. ....................................        1,207            29,270
                       SouthTrust Corp. ...........................................          880            26,785
                       State Street Corp. .........................................          877            70,324
                       Summit Bancorp..............................................          984            29,459
                       SunTrust Banks, Inc. .......................................        1,753           104,413
                       Synovus Financial Corp. ....................................        1,529            29,051
                       U.S. Bancorp................................................        3,948            87,596
                       Union Planters Corp. .......................................          768            25,872
                       Wachovia Corp. .............................................        1,096            70,213
                       Wells Fargo Co. ............................................        8,785           351,400

                       Financial Services -- 5.7%
                       American Express Co. .......................................        2,414           397,857
                       AmSouth Bancorp.............................................        2,087            36,392
                       Associates First Capital Corp., Class A.....................        3,946            78,920
                       Bear Stearns Cos., Inc. ....................................          677            27,926
                       Capital One Financial Corp. ................................        1,094            44,854
                       Charles Schwab Corp. .......................................        4,389           158,278
                       Citigroup, Inc. ............................................       18,107         1,040,021
                       Countrywide Credit Industries, Inc. ........................          654            17,004
                       Dun & Bradstreet Corp. .....................................          877            22,089
                       Federal National Mortgage Association.......................        5,488           328,937
                       Federal Home Loan Mortgage Corp. ...........................        3,731           187,250
                       Hartford Financial Services Group, Inc. ....................        1,208            46,055
                       Household International, Inc. ..............................        2,528            89,112
                       Lehman Brothers Holdings, Inc. .............................          657            46,976
                       MBIA, Inc. .................................................          548            27,434
                       MBNA Corp. .................................................        4,281           108,095
                       Merrill Lynch & Co., Inc. ..................................        1,976           171,418
                       Morgan (J.P.) & Co., Inc. ..................................          884           108,566
                       Morgan Stanley, Dean Witter & Co. ..........................        5,942           393,658
                       Old Kent Financial Corp. ...................................          600            19,388
                       Paine Webber Group, Inc. ...................................          769            29,558
                       Paychex, Inc. ..............................................        1,317            58,030
                       Providian Financial Corp. ..................................          767            64,716
                       SLM Holding Corp. ..........................................          877            34,148
                       T. Rowe Price Associates, Inc. .............................          658            25,580
                       Washington Mutual, Inc. ....................................        3,076            78,054

                       Insurance -- 2.7%
                       Aetna, Inc. ................................................          767            40,843
                       AFLAC, Inc. ................................................        1,426            61,942
                       Allstate Corp. .............................................        4,280            99,242
                       American General Corp.+.....................................        1,319            81,036
                       American International Group, Inc.#.........................        8,337           868,090
                       Aon Corp. ..................................................        1,422            36,794
                       Chubb Corp. ................................................          984            55,350
                       CIGNA Corp. ................................................          995            71,391
                       Cincinnati Financial Corp. .................................          879            25,271
                       Conseco, Inc. ..............................................        1,756            26,779
                       Jefferson-Pilot Corp. ......................................          550            32,313
                       Lincoln National Corp. .....................................        1,095            40,447
                       Marsh & McLennan Cos., Inc. ................................        1,426           134,044
                       MGIC Investment Corp. ......................................          552            25,703
                       Progressive Corp. ..........................................          435            27,079
                       SAFECO Corp. ...............................................          663            16,244

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       St. Paul Cos., Inc. ........................................        1,208      $     36,466
                       Torchmark Corp. ............................................          663            16,699
                       UnumProvident Corp. ........................................        1,314            35,149
                                                                                                      ------------
                                                                                                         8,407,361
                                                                                                      ------------
                       HEALTHCARE -- 10.5%
                       Drugs -- 6.9%
                       Allergan, Inc. .............................................          662            37,734
                       ALZA Corp.+.................................................          548            19,557
                       American Home Products Corp. ...............................        7,022           330,473
                       Bristol-Myers Squibb Co. ...................................       10,645           702,570
                       Cardinal Health, Inc. ......................................        1,530            73,153
                       Eli Lilly & Co. ............................................        5,820           389,212
                       Merck & Co., Inc. ..........................................       12,516           986,417
                       Monsanto Co. ...............................................        3,401           120,098
                       Pfizer, Inc. ...............................................       20,744           754,563
                       Pharmacia & Upjohn, Inc. ...................................        2,741           128,827
                       Schering-Plough Corp. ......................................        7,899           347,556
                       Warner-Lambert Co. .........................................        4,607           437,377
                       Watson Pharmaceuticals, Inc.+...............................          546            22,011

                       Health Services -- 0.5%
                       Columbia/HCA Healthcare Corp. ..............................        3,068            83,795
                       Healthsouth Corp.+..........................................        2,097            11,534
                       Humana, Inc.+...............................................          880             7,040
                       IMS Health, Inc.............................................        1,649            36,999
                       Manor Care, Inc.+...........................................          551             7,335
                       McKesson HBOC, Inc..........................................        1,534            31,543
                       PerkinElmer, Inc............................................          222            11,114
                       Shared Medical Systems Corp. ...............................          113             5,000
                       Tenet Healthcare Corp.+.....................................        1,648            37,492
                       United HealthCare Corp. ....................................          882            46,746
                       Wellpoint Health Networks, Inc.+............................          331            22,508

                       Medical Products -- 3.1%
                       Abbott Laboratories, Inc. ..................................        8,224           268,308
                       Amgen, Inc.+................................................        5,486           349,390
                       Bausch & Lomb, Inc. ........................................          327            20,274
                       Baxter International, Inc. .................................        1,539            98,304
                       Becton, Dickinson & Co. ....................................        1,319            34,541
                       Biomet, Inc. ...............................................          653            25,998
                       Boston Scientific Corp.+....................................        2,197            45,588
                       C.R. Bard, Inc. ............................................          324            14,499
                       Guidant Corp.+..............................................        1,644            86,515
                       Johnson & Johnson Co. ......................................        7,440           640,305
                       Mallinckrodt, Inc. .........................................          334             9,623
                       Medtronic, Inc. ............................................        6,458           295,453
                       PE Corp-PE Biosystems Group.................................          549            82,213
                       St. Jude Medical, Inc.+.....................................          440            10,917
                                                                                                      ------------
                                                                                                         6,632,582
                                                                                                      ------------
                       INDUSTRIAL & COMMERCIAL -- 9.3%
                       Aerospace & Military Technology -- 1.2%
                       Boeing Co. .................................................        5,057           224,088
                       General Dynamics Corp. .....................................        1,095            51,602
                       Honeywell International, Inc. ..............................        4,213           202,224
                       Lockheed Martin Corp. ......................................        2,088            39,150
                       Northrop Grumman Corp. .....................................          433            21,758

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Aerospace & Military Technology (continued)
                       Raytheon Co., Class B.......................................        1,861      $     42,454
                       Rockwell International Corp. ...............................          991            48,993
                       United Technologies Corp. ..................................        2,529           133,879

                       Business Services -- 1.3%
                       Allied Waste Industries, Inc.+..............................          990             6,373
                       Cendant Corp.+..............................................        3,843            77,581
                       Centex Corp. ...............................................          328             7,216
                       Ceridian Corp. .............................................          769            12,304
                       Computer Sciences Corp.+....................................          876            80,482
                       DeLuxe Corp. ...............................................          436            11,663
                       Ecolab, Inc. ...............................................          662            23,294
                       Electronic Data Systems Corp. ..............................        2,535           171,429
                       Equifax, Inc. ..............................................          768            16,512
                       FedEx Corp.+................................................        1,642            64,962
                       First Data Corp. ...........................................        2,204           108,134
                       Fluor Corp. ................................................          436            17,413
                       Foster Wheeler Corp. .......................................          219             1,547
                       Franklin Resources, Inc. ...................................        1,320            47,107
                       H&R Block, Inc. ............................................          546            23,546
                       Johnson Controls, Inc. .....................................          441            24,365
                       Leggett & Platt, Inc. ......................................        1,094            19,692
                       National Service Industries, Inc.+..........................          219             5,448
                       Quintiles Transnational Corp.+..............................          600            15,862
                       R.R. Donnelley & Sons Co. ..................................          661            14,501
                       Service Corp. International.................................        1,429             6,520
                       Waste Management, Inc.......................................        3,295            57,662
                       Young & Rubicam, Inc........................................          400            21,550

                       Electrical Equipment -- 3.8%
                       Best Buy Co., Inc.+.........................................        1,097            52,382
                       Danaher Corp. ..............................................          768            33,120
                       General Electric Co. .......................................       17,661         2,355,536

                       Machinery -- 0.7%
                       Briggs & Stratton Corp. ....................................          111             4,926
                       Caterpillar, Inc. ..........................................        1,869            79,316
                       Deere & Co. ................................................        1,211            52,906
                       Dover Corp. ................................................        1,099            44,303
                       Illinois Tool Works, Inc. ..................................        1,619            94,712
                       Ingersoll-Rand Co. .........................................          879            41,368
                       ITT Industries, Inc. .......................................          442            13,978
                       NACCO Industries, Inc., Class A.............................          104             5,278
                       Pall Corp. .................................................          659            12,150
                       Parker Hannifin Corp. ......................................          552            23,874
                       Thermo Electron Corp.+......................................          875            15,148
                       W. W. Grainger, Inc. .......................................          544            26,078

                       Multi-Industry -- 1.9%
                       B.F. Goodrich Co. ..........................................          552            13,800
                       Corning, Inc. ..............................................        1,316           202,993
                       Dominion Resources, Inc. ...................................          904            37,742
                       Eaton Corp. ................................................          434            31,004
                       Loews Corp. ................................................          551            30,856
                       McDermott International, Inc. ..............................          328             3,239
                       Minnesota Mining & Manufacturing Co. .......................        2,192           205,226
                       Sara Lee Corp. .............................................        4,830            89,053

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry (continued)
                       Seagram Co., Ltd. ..........................................        2,306      $    133,892
                       Textron, Inc. ..............................................          771            46,019
                       Tyco International Ltd.+....................................        9,096           388,854

                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................        2,421            58,255
                       CSX Corp. ..................................................        1,204            35,217
                       Kansas City Southern Industries, Inc. ......................          553            38,261
                       Norfolk Southern Corp. .....................................        2,081            35,377
                       Ryder System, Inc. .........................................          333             7,347
                       Union Pacific Corp. ........................................        1,318            52,720
                                                                                                      ------------
                                                                                                         5,864,241
                                                                                                      ------------
                       INFORMATION & ENTERTAINMENT -- 4.7%
                       Broadcasting & Media -- 2.8%
                       CBS Corp.+..................................................        4,105           239,373
                       Dow Jones & Co., Inc. ......................................          443            27,466
                       Gannett Co., Inc. ..........................................        1,533           106,544
                       Interpublic Group of Cos., Inc.+............................        1,534            70,564
                       Knight-Ridder, Inc. ........................................          439            23,404
                       McGraw-Hill Cos., Inc. .....................................        1,094            61,332
                       MediaOne Group, Inc.+.......................................        3,289           261,475
                       Meredith Corp. .............................................          325            11,375
                       New York Times Co., Class A.................................          883            40,342
                       Omnicom Group, Inc. ........................................          984            92,189
                       Time Warner, Inc. ..........................................        6,915           552,768
                       Times Mirror Co., Class A...................................          328            19,414
                       Tribune Co. ................................................        1,313            55,392
                       Viacom, Inc., ClassB+.......................................        3,731           206,604

                       Entertainment Products -- 0.2%
                       Brunswick Corp. ............................................          444             8,408
                       Eastman Kodak Co. ..........................................        1,651           102,156
                       Hasbro, Inc. ...............................................          993            14,895
                       Mattel, Inc. ...............................................        2,300            24,006
                       Polaroid Corp. .............................................          221             5,249

                       Leisure & Tourism -- 1.7%
                       AMR Corp.+..................................................          772            41,543
                       Carnival Corp. .............................................        3,292           148,346
                       Darden Restaurants, Inc. ...................................          663            10,525
                       Delta Air Lines, Inc. ......................................          767            35,522
                       Harrah's Entertainment, Inc.+...............................          661            13,179
                       Hilton Hotels Corp. ........................................        2,021            17,052
                       Marriott International, Inc., Class A.......................        1,318            40,940
                       McDonald's Corp. ...........................................        7,244           269,386
                       Mirage Resorts, Inc.+.......................................          995            12,437
                       Southwest Airlines Co. .....................................        2,740            43,669
                       Tricon Global Restaurants, Inc.+............................          873            24,989
                       US Airways Group, Inc.+.....................................          334             7,369
                       Walt Disney Co. ............................................       11,081           402,379
                       Wendy's International, Inc. ................................          658            12,379
                                                                                                      ------------
                                                                                                         3,002,671
                                                                                                      ------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 29.6%
                       Communication Equipment -- 1.5%
                       3Com Corp.+.................................................        1,870      $     94,903
                       Andrew Corp.+...............................................          439            10,097
                       Global Crossing Holdings Ltd.+..............................        4,095           207,821
                       Molex, Inc. ................................................          800            40,700
                       QUALCOMM, Inc.+.............................................        3,504           445,008
                       Scientific-Atlanta, Inc. ...................................          436            33,599
                       Tellabs, Inc.+..............................................        2,186           118,044

                       Computers & Business Equipment -- 10.0%
                       Apple Computer, Inc.+.......................................          877            90,989
                       Avery Dennison Corp. .......................................          654            44,309
                       Cabletron Systems, Inc.+....................................          983            25,251
                       Cisco Systems, Inc.+........................................       17,547         1,921,396
                       Compaq Computer Corp. ......................................        9,109           249,359
                       Dell Computer Corp.+........................................       13,609           523,096
                       EMC Corp.+..................................................        5,444           579,786
                       Gateway, Inc.+..............................................        1,649           100,898
                       Hewlett-Packard Co. ........................................        5,482           593,427
                       IKON Office Solutions, Inc. ................................          771             6,216
                       International Business Machines Corp. ......................        9,661         1,083,843
                       Lexmark International Group, Inc., Class A+.................          661            62,299
                       Network Appliance, Inc.+....................................          770            77,289
                       Pitney Bowes, Inc. .........................................        1,427            69,923
                       Seagate Technology, Inc.+...................................        1,106            44,309
                       Silicon Graphics, Inc.+.....................................          990             9,591
                       Staples, Inc.+..............................................        2,521            60,031
                       Sun Microsystems, Inc.+.....................................        8,436           662,753
                       Tektronix, Inc. ............................................          222             9,005
                       Unisys Corp.+...............................................        1,646            52,466
                       Xerox Corp. ................................................        3,615            75,463

                       Computer Services -- 1.4%
                       Automatic Data Processing, Inc. ............................        3,394           161,003
                       Oracle Corp.+...............................................       14,970           747,798

                       Computer Software -- 4.7%
                       BMC Software, Inc.+.........................................        1,314            49,768
                       Computer Associates International, Inc. ....................        2,856           196,171
                       Microsoft Corp.+............................................       27,728         2,713,878
                       Novell, Inc.+...............................................        1,759            58,707

                       Electronics -- 5.3%
                       Advanced Micro Devices, Inc.+...............................          770            27,912
                       Analog Devices, Inc.+.......................................          982            91,817
                       Applied Materials, Inc.+....................................        2,079           285,343
                       Emerson Electric Co. .......................................        2,307           127,029
                       Intel Corp. ................................................       17,974         1,778,303
                       KLA-Tencor Corp.+...........................................          884            51,824
                       LSI Logic Corp.+............................................          770            62,947
                       Micron Technology, Inc.+....................................        1,419            88,244
                       Milacron, Inc. .............................................          218             2,630
                       Millipore Corp. ............................................          221             9,462
                       National Semiconductor Corp.+...............................          880            46,200
                       Solectron Corp.+............................................        1,528           110,971
                       Tandy Corp. ................................................          992            48,484
                       Teradyne, Inc.+.............................................          900            58,275
                       Texas Instruments, Inc. ....................................        4,274           461,058
                       Thomas & Betts Corp. .......................................          327             9,953
                       Xilinx, Inc.+...............................................        1,700            77,775

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Internet Content -- 0.7%
                       Yahoo!, Inc.+...............................................        1,400      $    450,888

                       Internet Software -- 1.1%
                       America Online, Inc.+.......................................       12,054           686,325

                       Software -- 0.5%
                       Adaptec, Inc.+..............................................          549            28,754
                       Adobe Systems, Inc. ........................................          658            36,231
                       Autodesk, Inc. .............................................          328            10,024
                       Citrix Systems, Inc.+.......................................          500            68,625
                       Compuware Corp.+............................................        1,970            41,739
                       Comverse Technology, Inc.+..................................          333            47,744
                       NCR Corp.+..................................................          500            19,250
                       Parametric Technology Corp.+................................        1,428            30,613
                       PeopleSoft, Inc. ...........................................        1,416            31,860

                       Telecommunications -- 4.4%
                       ADC Telecommunications, Inc.+...............................          771            50,838
                       Clear Channel Communications, Inc.+.........................        1,861           160,744
                       Comcast Corp., Class A......................................        4,657           214,222
                       Lucent Technologies, Inc. ..................................       16,858           931,404
                       Motorola, Inc. .............................................        3,796           519,103
                       Nextel Communications, Inc., Class A+.......................        1,958           208,282
                       Nortel Networks Corp. ......................................        7,131           681,902
                                                                                                      ------------
                                                                                                        18,775,971
                                                                                                      ------------
                       MATERIALS -- 2.5%
                       Chemicals -- 1.2%
                       Air Products & Chemicals, Inc. .............................        1,209            35,817
                       Ashland, Inc. ..............................................          434            14,132
                       Dow Chemical Co. ...........................................        1,205           140,382
                       du Pont (E.I.) de Nemours & Co. ............................        5,603           330,577
                       Eastman Chemical Co. .......................................          437            17,425
                       Engelhard Corp. ............................................          660            10,519
                       FMC Corp. ..................................................          215            11,556
                       Great Lakes Chemical Corp. .................................          328            10,865
                       Hercules, Inc. .............................................          550             9,419
                       PPG Industries, Inc. .......................................          883            48,620
                       Praxair, Inc. ..............................................          876            35,533
                       Rohm and Haas Co. ..........................................        1,204            50,869
                       Sigma-Aldrich Corp. ........................................          548            18,358
                       Union Carbide Corp. ........................................          763            42,728
                       W. R. Grace & Co.+..........................................          434             5,127

                       Forest Products -- 0.6%
                       Ball Corp. .................................................          114             4,147
                       Bemis Co., Inc. ............................................          325            10,258
                       Boise Cascade Corp. ........................................          327            11,568
                       Champion International Corp. ...............................          546            31,941
                       Georgia-Pacific Group.......................................          882            35,941
                       International Paper Co. ....................................        2,197           104,632
                       Louisiana-Pacific Corp. ....................................          551             7,094
                       Mead Corp. .................................................          549            20,450
                       Potlatch Corp. .............................................          114             4,588
                       Sealed Air Corp.+...........................................          440            24,695
                       Temple-Inland, Inc. ........................................          327            18,292
                       Westvaco Corp. .............................................          548            15,036
                       Weyerhaeuser Co.+...........................................        1,212            69,538
                       Willamette Industries, Inc. ................................          553            22,673

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 0.7%
                       Alcan Aluminium Ltd. .......................................        1,208      $     47,187
                       Alcoa, Inc.+................................................        1,974           137,563
                       Allegheny Technologies, Inc. ...............................          545            11,377
                       Barrick Gold Corp. .........................................        2,086            34,158
                       Bethlehem Steel Corp. ......................................          662             4,510
                       Crown Cork & Seal Co., Inc. ................................          658            13,366
                       Freeport-McMoRan Copper & Gold, Inc., Class B...............          878            15,310
                       Homestake Mining Co. .......................................        1,424             9,434
                       Inco Ltd. ..................................................          991            18,829
                       Newmont Mining Corp. .......................................          880            17,930
                       Nucor Corp. ................................................          442            21,990
                       Phelps Dodge Corp. .........................................          437            25,401
                       Placer Dome, Inc. ..........................................        1,755            15,795
                       Reynolds Metals Co. ........................................          330            22,027
                       Timken Co. .................................................          329             5,367
                       USX-U.S. Steel Group........................................          442            10,995
                       Vulcan Materials Co. .......................................          548            23,187
                       Worthington Industries, Inc. ...............................          444             6,410
                                                                                                      ------------
                                                                                                         1,603,616
                                                                                                      ------------
                       UTILITIES -- 9.7%
                       Electric Utilities -- 1.6%
                       AES Corp.+..................................................        1,098            87,977
                       Ameren Corp. ...............................................          765            24,910
                       American Electric Power Co., Inc. ..........................          992            33,232
                       Carolina Power & Light Co. .................................          876            28,251
                       Central & South West Corp. .................................        1,101            22,226
                       Cinergy Corp. ..............................................          876            21,791
                       CMS Energy Corp. ...........................................          656            19,680
                       Consolidated Edison, Inc. ..................................        1,205            39,388
                       DTE Energy Co. .............................................          769            26,723
                       Duke Energy Corp. ..........................................        1,974           113,999
                       Edison International........................................        1,865            54,085
                       Entergy Corp. ..............................................        1,317            32,843
                       FirstEnergy Corp. ..........................................        1,211            27,550
                       Florida Progress Corp. .....................................          547            23,179
                       FPL Group, Inc. ............................................          985            41,555
                       GPU, Inc. ..................................................          660            19,140
                       New Century Energies, Inc. .................................          655            18,954
                       Niagara Mohawk Holdings, Inc.+..............................          989            12,424
                       Northern States Power Co. ..................................          873            16,805
                       PECO Energy Co. ............................................          989            41,167
                       Pinnacle West Capital Corp. ................................          440            13,585
                       PP&L Resources, Inc. .......................................          775            17,970
                       Public Service Enterprise Group, Inc. ......................        1,204            41,388
                       Southern Co. ...............................................        3,625            92,891
                       Texas Utilities Co. ........................................        1,532            54,195
                       Unicom Corp. ...............................................        1,203            47,067

                       Gas & Pipeline Utilities -- 0.8%
                       Columbia Energy Group.......................................          439            28,535
                       Constellation Energy Group, Inc. ...........................          771            23,226
                       Eastern Enterprises.........................................          113             6,462
                       El Paso Energy Corp. .......................................        1,208            38,958
                       Enron Corp. ................................................        3,840           258,960
                       NICOR, Inc. ................................................          222             7,604
                       ONEOK, Inc. ................................................          215             5,617
                       Peoples Energy Corp. .......................................          217             6,781

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES            VALUE
                       -------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities (continued)
                       PG&E Corp. .................................................        2,083      $     45,696
                       Sempra Energy...............................................        1,314            24,391
                       The Williams Cos., Inc. ....................................        2,307            89,396

                       Telephone -- 7.3%
                       ALLTEL Corp. ...............................................        1,645           109,804
                       AT&T Corp. .................................................       17,120           903,080
                       Bell Atlantic Corp. ........................................        8,339           516,497
                       BellSouth Corp. ............................................       10,097           475,190
                       CenturyTel, Inc. ...........................................          766            29,299
                       GTE Corp. ..................................................        5,267           386,137
                       MCI WorldCom, Inc.+.........................................       15,286           702,201
                       SBC Communications, Inc. ...................................       18,288           788,670
                       Sprint Corp.+...............................................        4,713           304,872
                       Sprint Corp. (PCS Group)+...................................        2,309           254,134
                       U.S. West, Inc. ............................................        2,740           182,210
                                                                                                      ------------
                                                                                                         6,160,695
                                                                                                      ------------
                       TOTAL INVESTMENT SECURITIES (cost $59,498,504)..............                     62,766,533
                                                                                                      ------------
                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.3%                                   AMOUNT
                       -------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT -- 0.3%
                       United States Treasury Bills 5.18% due 3/16/00 (cost
                         $198,734)@................................................  $   200,000           198,734
                                                                                                      ------------

                       REPURCHASE AGREEMENT -- 0.6%
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.6%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.50%, dated 1/31/00, to be repurchased
                         2/01/00 in the amount of $375,047 and collateralized by
                         $305,000 of U.S. Treasury Bonds, bearing interest at
                         9.125%, due 5/15/18 and having an approximate value of
                         $388,758
                         (cost $375,000)@..........................................       375,000          375,000
                                                                                                       -----------

                       TOTAL INVESTMENTS --
                         (cost $60,072,238)                              99.8%                                    63,340,267
                       Other assets less liabilities --                   0.2                                        146,567
                                                                        ------                                  ------------
                       NET ASSETS --                                    100.0%                                  $ 63,486,834
                                                                        ======                                  ============

              -----------------------------

              +  Non-income producing securities
               # Security represents an investment in an affiliated company
              ADR -- American Depository Receipt
              @ The security or a portion thereof represents collateral for the following open futures contract:

                       OPEN FUTURES CONTRACT
                       -------------------------------------------------------------------------------------
                                                   EXPIRATION    VALUE AT      VALUE AS OF       UNREALIZED
                       CONTRACTS    DESCRIPTION       DATE      TRADE DATE   JANUARY 31, 2000   DEPRECIATION
                       -------------------------------------------------------------------------------------
                       1 Long      S&P 500 Index   March 2000    $354,125        $350,250         $(3,875)
                                                                                                  =======

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 92.2%                                            SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 10.4%
                       Automotive -- 0.6%
                       Harley-Davidson, Inc. ......................................       157,100   $    11,026,456

                       Housing -- 1.1%
                       Lowe's Cos., Inc. ..........................................       170,000         7,586,250
                       Masco Corp. ................................................       350,000         6,978,125
                       U.S. Industries, Inc. ......................................       450,000         5,821,875

                       Retail -- 8.7%
                       Abercrombie & Fitch Co.+....................................       249,800         5,339,475
                       Gap, Inc. ..................................................       365,000        16,310,937
                       Home Depot, Inc. ...........................................       510,000        28,878,750
                       Kohl's Corp.+...............................................       145,000        10,168,125
                       Kroger Co.+.................................................       570,000         9,903,750
                       Limited, Inc. ..............................................       220,000         6,751,250
                       Target Corp. ...............................................        90,000         5,928,750
                       Tiffany & Co. ..............................................       190,000        14,060,000
                       Too, Inc.+..................................................        31,429           520,543
                       Wal-Mart Stores, Inc. ......................................       815,000        44,621,250
                       Walgreen Co. ...............................................       570,000        15,746,250
                                                                                                    ---------------
                                                                                                        189,641,786
                                                                                                    ---------------
                       CONSUMER STAPLES -- 4.7%
                       Food, Beverage & Tobacco -- 0.7%
                       Safeway, Inc.+..............................................       330,000        12,622,500

                       Household Products -- 4.0%
                       Avon Products, Inc. ........................................       300,000         9,543,750
                       Colgate-Palmolive Co. ......................................       310,000        18,367,500
                       Estee Lauder Cos., Inc., Class A............................       210,000        10,736,250
                       Procter & Gamble Co. .......................................       350,000        35,306,250
                                                                                                    ---------------
                                                                                                         86,576,250
                                                                                                    ---------------
                       ENERGY -- 3.3%
                       Energy Services -- 1.3%
                       Noble Drilling Corp.+.......................................       780,000        22,863,750

                       Energy Sources -- 2.0%
                       Devon Energy Corp. .........................................       320,000        11,240,000
                       Kerr-McGee Corp. ...........................................       280,000        15,505,000
                       Murphy Oil Corp. ...........................................       160,000         9,180,000
                                                                                                    ---------------
                                                                                                         58,788,750
                                                                                                    ---------------
                       FINANCE -- 11.4%
                       Banks -- 2.4%
                       Bank of America Corp. ......................................       450,030        21,798,328
                       Chase Manhattan Corp. ......................................       265,000        21,315,938

                       Financial Services -- 6.6%
                       Associates First Capital Corp., Class A.....................       380,000         7,600,000
                       Citigroup, Inc. ............................................       813,900        46,748,381
                       Hartford Financial Services Group, Inc. ....................       110,000         4,193,750
                       Household International, Inc. ..............................       305,000        10,751,250

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Legg Mason, Inc. ...........................................       154,000   $     5,678,750
                       MBNA Corp. .................................................       270,000         6,817,500
                       Merrill Lynch & Co., Inc. ..................................       160,000        13,880,000
                       Morgan Stanley, Dean Witter & Co. ..........................       372,530        24,680,113

                       Insurance -- 2.4%
                       Ace Ltd. ...................................................       450,000         7,959,375
                       AFLAC, Inc. ................................................       310,000        13,465,625
                       Hartford Life, Inc., Class A................................       115,000         4,679,062
                       PMI Group, Inc. ............................................       202,500         8,353,125
                       Travelers Property Casualty Corp., Class A..................       155,000         5,618,750
                       UnumProvident Corp. ........................................       170,000         4,547,500
                                                                                                    ---------------
                                                                                                        208,087,447
                                                                                                    ---------------
                       HEALTHCARE -- 10.0%
                       Drugs -- 6.1%
                       Bristol-Myers Squibb Co. ...................................       550,000        36,300,000
                       Schering-Plough Corp. ......................................       600,000        26,400,000
                       Warner-Lambert Co. .........................................       520,000        49,367,500

                       Health Services -- 1.2%
                       Health Management Associates, Inc., Class A+................       875,000        12,195,313
                       Tenet Healthcare Corp.+.....................................       415,000         9,441,250

                       Medical Products -- 2.7%
                       Human Genome Sciences, Inc.+................................       240,000        23,520,000
                       Millenium Pharmaceuticals, Inc.+............................       135,000        25,304,062
                                                                                                    ---------------
                                                                                                        182,528,125
                                                                                                    ---------------
                       INDUSTRIAL & COMMERCIAL -- 8.9%
                       Aerospace & Military Technology -- 1.8%
                       Honeywell International, Inc. ..............................       423,750        20,340,000
                       United Technologies Corp. ..................................       245,000        12,969,687

                       Business Services -- 2.4%
                       Computer Sciences Corp.+....................................       105,000         9,646,875
                       Ecolab, Inc. ...............................................       160,000         5,630,000
                       First Data Corp. ...........................................       118,000         5,789,375
                       VeriSign, Inc.+.............................................       140,000        22,592,500

                       Electrical Equipment -- 3.3%
                       General Electric Co. .......................................       450,000        60,018,750

                       Multi-Industry -- 0.4%
                       Tyco International Ltd.+....................................       191,600         8,190,900

                       Transportation -- 1.0%
                       America West Holding Corp., Class B+........................       325,000         5,809,375
                       Burlington Northern Santa Fe Corp. .........................       520,000        12,512,500
                       Union Pacific Corp. ........................................             1                40
                                                                                                    ---------------
                                                                                                        163,500,002
                                                                                                    ---------------
                       INFORMATION & ENTERTAINMENT -- 10.0%
                       Broadcasting & Media -- 5.6%
                       AMFM Inc.+..................................................       165,000        12,870,000
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............       466,924        23,871,489
                       CBS Corp.+..................................................       195,000        11,370,938
                       Fox Entertainment Group, Inc., Class A+.....................       420,000         9,870,000
                       Gannett Co., Inc. ..........................................       155,000        10,772,500

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       aezMediaOne Group, Inc.+....................................       200,000   $    15,900,000
                       Time Warner, Inc. ..........................................       220,000        17,586,250

                       Leisure & Tourism -- 4.4%
                       Carnival Corp. .............................................       250,400        11,283,650
                       Continental Airlines, Inc., Class B+........................       100,000         3,162,500
                       MGM Grand, Inc.+............................................       190,000         7,861,250
                       Northwest Airlines Corp.+...................................       190,000         3,835,625
                       Park Place Entertainment Corp.+.............................       850,000         8,925,000
                       Royal Caribbean Cruises Ltd. ...............................       185,300         9,160,769
                       Southwest Airlines Co. .....................................       500,000         7,968,750
                       Viad Corp. .................................................       270,000         7,104,375
                       Walt Disney Co. ............................................       600,000        21,787,500
                                                                                                    ---------------
                                                                                                        183,330,596
                                                                                                    ---------------
                       INFORMATION TECHNOLOGY -- 23.9%
                       Communication Equipment -- 0.8%
                       3Com Corp.+.................................................       300,000        15,225,000

                       Computers & Business Equipment -- 5.9%
                       Cisco Systems, Inc.+........................................       600,000        65,700,000
                       Dell Computer Corp.+........................................       600,000        23,062,500
                       Gateway, Inc.+..............................................       110,000         6,730,625
                       Lexmark International Group, Inc., Class A+.................       130,000        12,252,500

                       Computer Services -- 1.1%
                       Oracle Corp.+...............................................       400,000        19,981,250

                       Computer Software -- 5.9%
                       Intuit, Inc.+...............................................       300,000        18,093,750
                       Microsoft Corp.+............................................       925,000        90,534,375

                       Electronics -- 6.1%
                       Altera Corp.+...............................................       281,400        18,502,050
                       Fairchild Semiconductor International Corp., Class A+.......       379,000        12,886,000
                       Intel Corp. ................................................       470,000        46,500,625
                       Sanmina Corp.+..............................................       160,000        17,000,000
                       Solectron Corp.+............................................       240,000        17,430,000

                       Internet Content -- 0.6%
                       eBay, Inc.+.................................................        70,000        10,504,375

                       Internet Software -- 1.6%
                       America Online, Inc.+.......................................       132,000         7,515,750
                       PSINet, Inc.+...............................................       173,000        13,818,375
                       RealNetworks, Inc.+.........................................        50,000         7,859,375

                       Telecommunications -- 1.9%
                       Clear Channel Communications, Inc.+.........................       160,000        13,820,000
                       Comcast Corp., Class A......................................       200,000         9,200,000
                       Global TeleSystems Group, Inc.+.............................       490,000        12,219,375
                                                                                                    ---------------
                                                                                                        438,835,925
                                                                                                    ---------------
                       MATERIALS -- 2.1%
                       Chemicals -- 0.5%
                       Lyondell Chemical Co. ......................................       800,000         8,650,000

---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products -- 1.6%
                       Applied Materials, Inc.+....................................       170,000   $    23,332,500
                       Sealed Air Corp.+...........................................       110,000         6,173,750
                                                                                                    ---------------
                                                                                                         38,156,250
                                                                                                    ---------------
                       UTILITIES -- 7.5%
                       Electric Utilities -- 3.1%
                       AES Corp.+..................................................       260,000        20,832,500
                       CMS Energy Corp. ...........................................       290,800         8,724,000
                       Consolidated Edison, Inc. ..................................       285,000         9,315,938
                       FPL Group, Inc. ............................................       225,000         9,492,187
                       Pinnacle West Capital Corp. ................................       245,000         7,564,375

                       Gas & Pipeline Utilities -- 0.5%
                       Enron Corp. ................................................       140,000         9,441,250

                       Telephone -- 3.9%
                       AT&T Corp. .................................................       730,000        38,507,500
                       MCI WorldCom, Inc.+.........................................       367,500        16,882,031
                       Sprint Corp.+...............................................       245,800        15,900,188
                                                                                                    ---------------
                                                                                                        136,659,969
                                                                                                    ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,149,977,806)...........                   1,686,105,100
                                                                                                    ---------------
                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 8.5%                                    AMOUNT
                       --------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 8.2%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         5.00% due 2/01/00@........................................  $149,769,000       149,769,000
                                                                                                    ---------------
                       U.S. GOVERNMENT -- 0.3%
                       United States Treasury Bills 5.25% due 3/16/00@.............     1,300,000         1,291,658
                       United States Treasury Bills 5.31% due 3/16/00@.............     3,550,000         3,526,961
                                                                                                    ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $154,587,619).............                     154,587,619
                                                                                                    ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,304,565,425)                            100.7%                      1,840,692,719
                       Liabilities in excess of other assets --            (0.7)                        (12,353,010)
                                                                         ------                     ---------------
                       NET ASSETS --                                      100.0%                    $ 1,828,339,709
                                                                         ======                     ===============


              -----------------------------

               +  Non-income producing securities

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                                                       OPEN FUTURES CONTRACTS
                       ---------------------------------------------------------------------------------------
                                                   EXPIRATION     VALUE AT       VALUE AS OF       UNREALIZED
                       CONTRACTS    DESCRIPTION       DATE       TRADE DATE    JANUARY 31, 2000   DEPRECIATION
                       ---------------------------------------------------------------------------------------
                                   S&P 500
                       245 Long    Index........   March 2000   $87,956,813      $85,811,250      $(2,145,563)
                                                                                                  ===========

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 95.1%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.4%
                       Apparel & Textiles -- 0.7%
                       Liz Claiborne, Inc. ........................................      41,500   $  1,403,219

                       Automotive -- 3.0%
                       Cooper Tire & Rubber Co. ...................................      40,300        526,419
                       Delphi Automotive Systems Corp. ............................      43,255        748,852
                       Ford Motor Co. .............................................      42,400      2,109,400
                       General Motors Corp.........................................      37,500      3,016,406

                       Housing -- 0.6%
                       Sherwin Williams Co. .......................................      68,500      1,207,313

                       Retail -- 3.1%
                       Federated Department Stores, Inc.+..........................      42,500      1,769,062
                       KMart Corp.+................................................     119,100        997,463
                       Toys 'R' Us, Inc.+..........................................     135,000      1,392,187
                       Wal-Mart Stores, Inc. ......................................      42,200      2,310,450
                                                                                                  -------------
                                                                                                    15,480,771
                                                                                                  -------------
                       CONSUMER STAPLES -- 5.7%
                       Food, Beverage & Tobacco -- 3.8%
                       Anheuser-Busch Cos., Inc. ..................................      31,000      2,092,500
                       Corn Products International, Inc. ..........................      71,500      1,644,500
                       Nabisco Group Holding Corp. ................................      14,200        122,475
                       Philip Morris Cos., Inc. ...................................      64,800      1,356,750
                       UST, Inc. ..................................................     119,600      2,743,325

                       Household Products -- 1.9%
                       Kimberly-Clark Corp. .......................................      50,200      3,109,263
                       Pactiv Corp.+...............................................      86,900        803,825
                                                                                                  -------------
                                                                                                    11,872,638
                                                                                                  -------------
                       ENERGY -- 6.6%
                       Energy Services -- 2.8%
                       Diamond Offshore Drilling, Inc. ............................      45,800      1,268,087
                       Reliant Energy, Inc. .......................................      79,300      1,809,031
                       Schlumberger Ltd. ..........................................      40,500      2,473,031
                       Transocean Sedco Forex, Inc. ...............................       6,408        203,855

                       Energy Sources -- 3.8%
                       Exxon Mobil Corp. ..........................................      39,926      3,333,821
                       Royal Dutch Petroleum Co. ADR...............................      43,100      2,373,194
                       Sunoco, Inc. ...............................................      48,800      1,125,450
                       USX-Marathon Group..........................................      44,400      1,140,525
                                                                                                  -------------
                                                                                                    13,726,994
                                                                                                  -------------
                       FINANCE -- 13.0%
                       Banks -- 2.1%
                       Bank of America Corp. ......................................      44,600      2,160,312
                       Chase Manhattan Corp. ......................................      12,400        997,425
                       PNC Bank Corp. .............................................      26,700      1,281,600

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 5.0%
                       Bear Stearns Cos., Inc. ....................................      59,319   $  2,446,909
                       John Hancock Financial Services, Inc.+......................      28,500        496,969
                       MBIA, Inc. .................................................      45,900      2,297,869
                       The CIT Group, Inc., Class A................................     158,700      3,035,137
                       Washington Mutual, Inc. ....................................      82,200      2,085,825

                       Insurance -- 5.9%
                       Allstate Corp. .............................................      81,400      1,887,462
                       CIGNA Corp. ................................................      25,100      1,800,925
                       Conseco, Inc. ..............................................     190,932      2,911,713
                       Lincoln National Corp. .....................................      51,700      1,909,669
                       Marsh & McLennan Cos., Inc. ................................      25,400      2,387,600
                       Oxford Health Plans, Inc.+..................................      97,600      1,384,700
                                                                                                  -------------
                                                                                                    27,084,115
                                                                                                  -------------
                       HEALTHCARE -- 7.8%
                       Drugs -- 3.8%
                       Bristol-Myers Squibb Co. ...................................      35,300      2,329,800
                       Merck & Co., Inc. ..........................................      31,500      2,482,594
                       Pharmacia & Upjohn, Inc. ...................................      66,500      3,125,500

                       Health Services -- 2.1%
                       Healthsouth Corp.+..........................................     207,100      1,139,050
                       United HealthCare Corp. ....................................      61,900      3,280,700

                       Medical Products -- 1.9%
                       Abbott Laboratories, Inc. ..................................      52,000      1,696,500
                       Baxter International, Inc. .................................      34,900      2,229,237
                                                                                                  -------------
                                                                                                    16,283,381
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 20.4%
                       Aerospace & Military Technology -- 2.5%
                       Boeing Co. .................................................      79,100      3,505,119
                       Honeywell International, Inc. ..............................      35,900      1,723,200

                       Business Services -- 8.2%
                       Computer Sciences Corp.+....................................      38,500      3,537,187
                       Electronic Data Systems Corp. ..............................      50,000      3,381,250
                       First Data Corp. ...........................................      75,400      3,699,312
                       Galileo International, Inc. ................................      71,400      1,718,063
                       H&R Block, Inc. ............................................      46,100      1,988,063
                       Johnson Controls, Inc. .....................................      31,000      1,712,750
                       Waste Management, Inc. .....................................      56,500        988,750

                       Machinery -- 3.2%
                       Deere & Co. ................................................      55,900      2,442,132
                       Ingersoll-Rand Co. .........................................      47,700      2,244,881
                       Parker Hannifin Corp. ......................................      45,800      1,980,850

                       Multi-Industry -- 5.6%
                       Koninklijke Philips Electronics NV ADR......................      23,552      3,479,808
                       Loews Corp. ................................................      36,200      2,027,200
                       Sara Lee Corp. .............................................     110,000      2,028,125
                       Textron, Inc. ..............................................      27,200      1,623,500
                       Tyco International Ltd.+....................................      59,754      2,554,483

                       Transportation -- 0.9%
                       Union Pacific Corp. ........................................      45,500      1,820,000
                                                                                                  -------------
                                                                                                    42,454,673
                                                                                                  -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 5.8%
                       Broadcasting & Media -- 4.0%
                       CBS Corp.+..................................................      59,939   $  3,495,193
                       Knight-Ridder, Inc. ........................................      33,500      1,785,969
                       Viacom, Inc., Class A+......................................      54,100      3,019,456

                       Cable -- 0.7%
                       Charter Communications, Inc., Class A+......................      81,200      1,441,300

                       Entertainment Products -- 0.9%
                       Brunswick Corp. ............................................      60,900      1,153,294
                       Eastman Kodak Co. ..........................................      12,400        767,250

                       Leisure & Tourism -- 0.2%
                       Tricon Global Restaurants, Inc.+............................      13,300        380,712
                                                                                                  -------------
                                                                                                    12,043,174
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 13.2%
                       Communication Equipment -- 1.7%
                       Motorola, Inc. .............................................      26,200      3,582,850

                       Computers & Business Equipment -- 9.2%
                       International Business Machines Corp. ......................      27,500      3,085,156
                       Lexmark International Group, Inc., Class A+.................      35,800      3,374,150
                       Seagate Technology, Inc.+...................................      54,900      2,199,431
                       Storage Technology Corp.+...................................     120,000      1,822,500
                       Sun Microsystems, Inc.+.....................................      84,100      6,607,107
                       Unisys Corp.+...............................................      69,400      2,212,125

                       Computer Software -- 1.6%
                       Novell, Inc.+...............................................      97,500      3,254,062

                       Electronics -- 0.3%
                       Micron Technology, Inc.+....................................      11,300        702,719

                       Telecommunications -- 0.4%
                       BCE, Inc. ..................................................       7,600        776,625
                                                                                                  -------------
                                                                                                    27,616,725
                                                                                                  -------------
                       MATERIALS -- 3.2%
                       Chemicals -- 2.0%
                       Ashland, Inc. ..............................................      68,900      2,243,556
                       PPG Industries, Inc. .......................................      35,400      1,949,213

                       Metals & Minerals -- 1.2%
                       Nucor Corp. ................................................      51,100      2,542,225
                                                                                                  -------------
                                                                                                     6,734,994
                                                                                                  -------------
                       UTILITIES -- 12.0%
                       Electric Utilities -- 3.1%
                       Entergy Corp. ..............................................      77,700      1,937,644
                       FPL Group, Inc. ............................................      36,900      1,556,719
                       PECO Energy Co. ............................................      70,100      2,917,912

                       Gas & Pipeline Utilities -- 1.3%
                       PG&E Corp. .................................................      63,600      1,395,225
                       The Williams Cos., Inc. ....................................      32,300      1,251,625

                       Telephone -- 7.6%
                       AT&T Corp. .................................................      74,150      3,911,413
                       BellSouth Corp. ............................................      48,000      2,259,000
                       GTE Corp. ..................................................      61,400      4,501,387
                       SBC Communications, Inc. ...................................      47,000      2,026,875

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone (continued)
                       U.S. West, Inc. ............................................      49,000   $  3,258,500
                                                                                                  -------------
                                                                                                    25,016,300
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $194,887,491)......................                198,313,765
                                                                                                  -------------

                       PREFERRED STOCK -- 2.0%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 2.0%
                       Broadcasting & Media -- 2.0%
                       News Corp., Ltd. ADR (cost $2,053,666)......................     101,600      4,152,900
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $196,941,157).............                202,466,665
                                                                                                  -------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 4.4%                                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 4.4%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         4.50% due 2/01/00 (cost $9,056,000).......................  $9,056,000      9,056,000
                                                                                                  -------------
                       TOTAL INVESTMENTS --
                         (cost $205,997,157)                  101.5%                               211,522,665
                       Liabilities in excess of other
                         assets --                             (1.5)                                (3,034,810)
                                                             ------                               -------------
                       NET ASSETS --                          100.0%                              $208,487,855
                                                             ======                               ============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    VENTURE VALUE PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 98.4%                                           SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.5%
                       Housing -- 1.4%
                       Masco Corp. ................................................    1,601,300   $   31,925,919
                       Maytag Corp. ...............................................        4,200          170,100

                       Retail -- 0.1%
                       Neiman Marcus Group, Inc., Class B+.........................      111,443        2,493,537
                                                                                                   ---------------
                                                                                                       34,589,556
                                                                                                   ---------------
                       CONSUMER STAPLES -- 1.6%
                       Food, Beverage & Tobacco -- 0.8%
                       Coca-Cola Co. ..............................................       12,400          712,225
                       Gallaher Group PLC ADR......................................        4,200           64,575
                       Philip Morris Cos., Inc. ...................................      866,200       18,136,062

                       Household Products -- 0.8%
                       Colgate-Palmolive Co. ......................................      155,800        9,231,150
                       Fortune Brands, Inc. .......................................        4,200          121,800
                       Gillette Co. ...............................................      234,300        8,815,538
                                                                                                   ---------------
                                                                                                       37,081,350
                                                                                                   ---------------
                       ENERGY -- 1.2%
                       Energy Services -- 0.5%
                       Schlumberger Ltd. ..........................................      191,700       11,705,681

                       Energy Sources -- 0.7%
                       Amerada Hess Corp. .........................................        1,800           95,737
                       Atlantic Richfield Co. .....................................        4,800          369,600
                       Burlington Resources, Inc. .................................          700           22,444
                       Chevron Corp. ..............................................        8,100          676,856
                       Devon Energy Corp. .........................................      345,526       12,136,601
                       Exxon Mobil Corp. ..........................................       27,704        2,313,284
                                                                                                   ---------------
                                                                                                       27,320,203
                                                                                                   ---------------
                       FINANCE -- 32.6%
                       Banks -- 6.8%
                       Bank of America Corp. ......................................        3,064          148,413
                       First Union Corp. ..........................................        4,500          151,031
                       Golden West Financial Corp. ................................    1,096,700       32,284,106
                       State Street Corp. .........................................      119,800        9,606,462
                       U.S. Bancorp................................................      453,700       10,066,469
                       Wells Fargo Co. ............................................    2,593,300      103,732,000

                       Financial Services -- 21.0%
                       American Express Co. .......................................      970,200      159,901,087
                       Citigroup, Inc. ............................................    1,889,396      108,522,183
                       Donaldson, Lufkin & Jenrette, Inc. .........................      445,000       21,276,563
                       Dun & Bradstreet Corp. .....................................          400           10,075
                       Federal Home Loan Mortgage Corp. ...........................      387,100       19,427,581
                       Household International, Inc. ..............................    2,015,600       71,049,900
                       Morgan (J.P.) & Co., Inc. ..................................        3,400          417,563
                       Morgan Stanley, Dean Witter & Co. ..........................      976,050       64,663,312
                       Providian Financial Corp. ..................................      465,200       39,251,250

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 4.8%
                       American International Group, Inc.#.........................       91,625   $    9,540,453
                       Chubb Corp. ................................................      287,600       16,177,500
                       Progressive Corp. ..........................................      448,500       27,919,125
                       Transatlantic Holdings, Inc.# ..............................      567,400       42,555,000
                       UnumProvident Corp. ........................................      532,970       14,256,948
                                                                                                   ---------------
                                                                                                      750,957,021
                                                                                                   ---------------
                       HEALTHCARE -- 5.6%
                       Drugs -- 5.6%
                       American Home Products Corp. ...............................    1,187,600       55,891,425
                       Bristol-Myers Squibb Co. ...................................      343,500       22,671,000
                       Merck & Co., Inc. ..........................................      130,600       10,292,912
                       Monsanto Co. ...............................................      163,800        5,784,188
                       Pfizer, Inc. ...............................................      124,800        4,539,600
                       SmithKline Beecham PLC ADR..................................      476,700       29,078,700

                       Health Services -- 0.0%
                       IMS Health, Inc. ...........................................          800           17,950

                       Medical Products -- 0.0%
                       Johnson & Johnson Co. ......................................        5,900          507,769
                                                                                                   ---------------
                                                                                                      128,783,544
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 8.5%
                       Business Services -- 0.6%
                       AC Nielsen Corp.+...........................................          133            2,727
                       Agilent Technologies, Inc.+.................................       57,600        3,812,400
                       Gartner Group, Inc., Class B+...............................          104            1,417
                       Waste Management, Inc. .....................................      493,715        8,640,012
                       WPP Group PLC ADR...........................................       24,400        1,976,400

                       Electrical Equipment -- 0.1%
                       General Electric Co. .......................................       12,200        1,627,175

                       Machinery -- 0.9%
                       Dover Corp. ................................................      548,400       22,107,375

                       Multi-Industry -- 6.9%
                       Berkshire Hathaway, Inc., Class A+..........................        1,550       79,360,000
                       Berkshire Hathaway, Inc., Class B+..........................           30           49,380
                       Koninklijke Philips Electronics NV ADR......................       74,152       10,955,958
                       Tyco International Ltd.+....................................    1,596,800       68,263,200
                                                                                                   ---------------
                                                                                                      196,796,044
                                                                                                   ---------------
                       INFORMATION & ENTERTAINMENT -- 8.1%
                       Broadcasting & Media -- 3.8%
                       Dow Jones & Co., Inc. ......................................      103,900        6,441,800
                       Gannett Co., Inc. ..........................................      240,500       16,714,750
                       MediaOne Group, Inc.+.......................................      696,200       55,347,900
                       R.H. Donnelley Corp.+.......................................           80            1,415
                       Tribune Co. ................................................      233,800        9,863,438
                       Washington Post Co., Class B................................          500          275,000

                       Leisure & Tourism -- 4.3%
                       Marriott International, Inc., Class A.......................      566,700       17,603,119
                       McDonald's Corp. ...........................................    2,168,900       80,655,968
                                                                                                   ---------------
                                                                                                      186,903,390
                                                                                                   ---------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 33.9%
                       Communication Equipment -- 2.9%
                       Molex, Inc. ................................................      334,981   $   17,042,158
                       Motorola, Inc. .............................................      354,000       48,409,500

                       Computers & Business Equipment -- 11.7%
                       Hewlett-Packard Co. ........................................    1,235,200      133,710,400
                       International Business Machines Corp. ......................      808,900       90,748,469
                       Lexmark International Group, Inc., Class A+.................      486,300       45,833,775

                       Computer Services -- 1.7%
                       Oracle Corp.+...............................................      779,900       38,958,442

                       Computer Software -- 3.3%
                       BMC Software, Inc.+.........................................      559,000       21,172,125
                       Novell, Inc.+...............................................      729,600       24,350,400
                       SAP AG ADR..................................................      477,500       31,127,031

                       Electronics -- 12.0%
                       Applied Materials, Inc.+....................................      549,700       75,446,325
                       Intel Corp. ................................................      645,800       63,893,838
                       Texas Instruments, Inc. ....................................    1,272,800      137,303,300

                       Telecommunications -- 2.3%
                       GlobalStar Telecommunications Ltd.+.........................      422,496       13,915,962
                       Loral Space & Communications Corp.+.........................      792,400       15,550,850
                       Lucent Technologies, Inc. ..................................      436,300       24,105,575
                                                                                                   ---------------
                                                                                                      781,568,150
                                                                                                   ---------------
                       MATERIALS -- 3.5%
                       Chemicals -- 0.0%
                       Dow Chemical Co. ...........................................          600           69,900

                       Forest Products -- 1.3%
                       International Paper Co. ....................................        4,270          203,359
                       Sealed Air Corp.+...........................................      527,500       29,605,937

                       Metals & Minerals -- 2.2%
                       Martin Marietta Materials, Inc. ............................      585,500       24,591,000
                       Vulcan Materials Co. .......................................      636,300       26,923,444
                                                                                                   ---------------
                                                                                                       81,393,640
                                                                                                   ---------------
                       REAL ESTATE -- 1.1%
                       Real Estate Companies -- 0.0%
                       Boardwalk Equities, Inc.+...................................       30,700          184,010

                       Real Estate Investment Trusts -- 1.1%
                       CenterPoint Properties Corp. ...............................       46,100        1,633,669
                       Crescent Real Estate Equities Co. ..........................      281,000        5,058,000
                       Equity Residential Properties Trust.........................       69,600        2,888,400
                       General Growth Properties, Inc. ............................      333,000        9,490,500
                       Mack-Cali Realty Corp. .....................................      113,100        2,876,981
                       Public Storage, Inc. .......................................       19,900          451,481
                       Vornado Realty Trust........................................       94,400        2,955,900
                                                                                                   ---------------
                                                                                                       25,538,941
                                                                                                   ---------------

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UTILITIES -- 0.8%
                       Electric Utilities -- 0.0%
                       Carolina Power & Light Co. .................................          900   $       29,025
                       Duke Energy Corp. ..........................................        1,400           80,850
                       Edison International........................................          700           20,300
                       New England Electric System.................................          500           26,438
                       Southern Co. ...............................................        1,600           41,000
                       Wisconsin Energy Corp. .....................................          800           15,800

                       Gas & Pipeline Utilities -- 0.0%
                       El Paso Energy Corp. .......................................        2,200           70,950
                       Sempra Energy...............................................          500            9,281

                       Telephone -- 0.8%
                       AT&T Corp. .................................................       60,400        3,186,100
                       MCI WorldCom, Inc.+.........................................      146,600        6,734,437
                       SBC Communications, Inc. ...................................        2,400          103,500
                       Sprint Corp.+...............................................      107,600        6,960,375
                                                                                                   ---------------
                                                                                                       17,278,056
                                                                                                   ---------------
                       TOTAL COMMON STOCK (cost $1,648,511,951)....................                 2,268,209,895
                                                                                                   ---------------
                                         PREFERRED STOCK -- 0.3%
                       -------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       General Growth Properties, Inc. convertible 7.25%...........      280,400        5,783,250
                       Vornado Realty Trust Series A, convertible 6.50%............        9,100          420,875
                                                                                                   ---------------
                       TOTAL PREFERRED STOCK (cost $7,503,751).....................                     6,204,125
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,656,015,702)...........                 2,274,414,020
                                                                                                   ---------------
                                                                                      PRINCIPAL
                                       REPURCHASE AGREEMENT -- 3.0%                    AMOUNT
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 3.0%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.78%, dated 1/31/00 to be repurchased 2/01/00 in the amount of $68,313,966 and collateralized by
                         $21,705,000 Federal National Mortgage Association, bearing interest at 6.02%, due 9/12/00 and $49,795,000 Federal
                         National Mortgage Association, bearing interest at 5.80%,
                         due 3/16/00, which together have an approximate value of
                         $70,352,647 (cost $68,303,000)............................  $68,303,000       68,303,000
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,724,318,702)                            101.7%                    2,342,717,020
                       Liabilities in excess of other assets --            (1.7)                      (38,722,805)
                                                                         ------                    ---------------
                       NET ASSETS --                                      100.0%                   $2,303,994,215
                                                                         ======                    ===============

              -----------------------------

              + Non-income producing securities

              # Security represents an investment in an affiliated company

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                                          COMMON STOCK -- 99.0%                       SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 33.5%
                       Apparel & Textiles -- 3.1%
                       V.F. Corp...................................................   116,384    $ 3,018,710

                       Automotive -- 10.4%
                       Cooper Tire & Rubber Co.....................................   232,768      3,040,532
                       General Motors Corp.........................................    47,153      3,792,870
                       Genuine Parts Co............................................   141,946      3,424,447

                       Housing -- 3.0%
                       Sherwin Williams Co.........................................   171,131      3,016,184

                       Retail -- 17.0%
                       Albertsons, Inc. ...........................................   106,874      3,273,016
                       American Greetings Corp., Class A...........................   147,274      3,258,437
                       International Flavors & Fragrances, Inc.....................    95,370      3,403,517
                       May Department Stores Co....................................   110,529      3,440,215
                       Newell Rubbermaid, Inc......................................   114,683      3,440,490
                                                                                                 ------------
                                                                                                  33,108,418
                                                                                                 ------------
                       CONSUMER STAPLES -- 12.8%
                       Food, Beverage & Tobacco -- 12.8%
                       ConAgra, Inc................................................   160,155      3,423,313
                       Hershey Foods Corp. ........................................    69,447      2,951,498
                       Philip Morris Cos., Inc.....................................   146,488      3,067,092
                       UST, Inc....................................................   138,720      3,181,890
                                                                                                 ------------
                                                                                                  12,623,793
                                                                                                 ------------
                       ENERGY -- 3.4%
                       Energy Sources -- 3.4%
                       Exxon Mobil Corp. ..........................................    40,964      3,420,494
                                                                                                 ------------
                       FINANCE -- 3.3%
                       Financial Services -- 3.3%
                       Morgan (J.P.) & Co., Inc....................................    26,679      3,276,515
                                                                                                 ------------
                       HEALTHCARE -- 4.2%
                       Drugs -- 4.2%
                       American Home Products Corp.................................    87,473      4,116,698
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 18.7%
                       Aerospace & Military Technology -- 6.0%
                       Honeywell International, Inc................................    62,353      2,992,944
                       Raytheon Co., Class B.......................................   130,793      2,983,715

                       Business Services -- 3.0%
                       National Service Industries, Inc............................   118,903      2,957,712

---------------------

                                         COMMON STOCK (CONTINUED)                     SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Machinery -- 3.3%
                       Caterpillar, Inc............................................    76,615    $ 3,251,349

                       Multi-Industry -- 3.5%
                       Minnesota Mining & Manufacturing Co.........................    36,892      3,454,014

                       Transportation -- 2.9%
                       Norfolk Southern Corp.......................................   167,991      2,855,847
                                                                                                 ------------
                                                                                                  18,495,581
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 3.4%
                       Entertainment Products -- 3.4%
                       Eastman Kodak Co............................................    54,121      3,348,737
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 7.0%
                       Computers & Business Equipment -- 3.8%
                       Pitney Bowes, Inc...........................................    76,190      3,733,310

                       Electronics -- 3.2%
                       Emerson Electric Co.........................................    58,626      3,228,094
                                                                                                 ------------
                                                                                                   6,961,404
                                                                                                 ------------
                       MATERIALS -- 9.8%
                       Chemicals -- 6.5%
                       Air Products & Chemicals, Inc...............................   111,426      3,300,995
                       du Pont (E.I.) de Nemours & Co..............................    53,333      3,146,647

                       Forest Products -- 3.3%
                       Bemis Co., Inc..............................................   102,296      3,228,718
                                                                                                 ------------
                                                                                                   9,676,360
                                                                                                 ------------
                       UTILITIES -- 2.9%
                       Telephone -- 2.9%
                       SBC Communications, Inc.....................................    67,568      2,913,870
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $116,495,388).............               97,941,870
                                                                                                 ------------
                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.9%                                    AMOUNT
                       --------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.9%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)
                         (cost $932,000)...........................................  $932,000        932,000
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $117,427,388)                                 99.9%                98,873,870
                       Other assets less liabilities --    0.1                                        50,593
                                                                             ------              ------------
                       NET ASSETS --                                      100.0%                 $98,924,463
                                                                             ------              ------------
                                                                             ------              ------------

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                                          COMMON STOCK -- 98.5%                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 14.1%
                       Housing -- 2.1%
                       Lowe's Cos., Inc. ..........................................    1,382,500   $   61,694,063

                       Retail -- 12.0%
                       Costco Wholesale Corp.+.....................................    1,188,700       58,172,006
                       Gap, Inc. ..................................................      748,750       33,459,765
                       Home Depot, Inc. ...........................................    1,760,000       99,660,000
                       Kohl's Corp.+...............................................      898,200       62,986,275
                       Kroger Co.+.................................................      633,285       11,003,327
                       Target Corp. ...............................................      379,600       25,006,150
                       Wal-Mart Stores, Inc. ......................................      546,800       29,937,300
                       Walgreen Co. ...............................................      881,400       24,348,675
                                                                                                   ---------------
                                                                                                      406,267,561
                                                                                                   ---------------
                       CONSUMER STAPLES -- 1.0%
                       Household Products -- 1.0%
                       Colgate-Palmolive Co. ......................................      471,800       27,954,150
                                                                                                   ---------------
                       FINANCE -- 14.3%
                       Banks -- 0.8%
                       Bank of America Corp. ......................................      492,400       23,850,625

                       Financial Services -- 13.5%
                       Associates First Capital Corp., Class A.....................    2,351,200       47,024,000
                       Citigroup, Inc. ............................................    1,529,400       87,844,912
                       Federal National Mortgage Association.......................      325,800       19,527,638
                       Freddie Mac.................................................      662,200       33,234,163
                       Goldman Sachs Group, Inc. ..................................      269,200       24,665,450
                       MBNA Corp. .................................................    2,551,000       64,412,750
                       Merrill Lynch & Co., Inc. ..................................      280,075       24,296,506
                       Morgan Stanley, Dean Witter & Co. ..........................    1,318,580       87,355,925
                                                                                                   ---------------
                                                                                                      412,211,969
                                                                                                   ---------------
                       HEALTHCARE -- 11.9%
                       Drugs -- 10.5%
                       Bristol-Myers Squibb Co. ...................................      983,000       64,878,000
                       Pfizer, Inc. ...............................................    1,449,000       52,707,375
                       Schering-Plough Corp. ......................................    2,410,400      106,057,600
                       Warner-Lambert Co. .........................................      830,700       78,864,582

                       Health Services -- 0.3%
                       IMS Health, Inc. ...........................................      416,300        9,340,731

                       Medical Products -- 1.1%
                       Medtronic, Inc. ............................................      671,700       30,730,275
                                                                                                   ---------------
                                                                                                      342,578,563
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 8.9%
                       Aerospace & Military Technology -- 1.5%
                       United Technologies Corp. ..................................      847,300       44,853,944

                       Electrical Equipment -- 1.0%
                       General Electric Co. .......................................      210,300       28,048,762

---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry -- 6.4%
                       Corning, Inc. ..............................................      278,100   $   42,896,925
                       Tyco International, Ltd.+...................................    3,298,000      140,989,500
                                                                                                   ---------------
                                                                                                      256,789,131
                                                                                                   ---------------
                       INFORMATION & ENTERTAINMENT -- 12.8%
                       Broadcasting & Media -- 12.5%
                       AMFM Inc.+..................................................      604,300       47,135,400
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............    2,071,400      105,900,325
                       CBS Corp.+..................................................      343,200       20,012,850
                       MediaOne Group, Inc.+.......................................    1,309,050      104,069,475
                       Time Warner, Inc. ..........................................    1,014,600       81,104,587

                       Leisure & Tourism -- 0.3%
                       Walt Disney Co. ............................................      275,100        9,989,569
                                                                                                   ---------------
                                                                                                      368,212,206
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 32.8%
                       Communication Equipment -- 5.3%
                       Nokia Corp. ADR.............................................      823,240      150,652,920

                       Computers & Business Equipment -- 10.6%
                       Cisco Systems, Inc.+........................................    1,048,000      114,756,000
                       Dell Computer Corp.+........................................    3,029,500      116,446,406
                       EMC Corp.+..................................................      439,600       46,817,400
                       Lexmark International Group, Inc., Class A+.................      177,500       16,729,375
                       Sun Microsystems, Inc.+.....................................      136,700       10,739,494

                       Computer Services -- 1.3%
                       Oracle Corp.+...............................................      753,700       37,649,671

                       Computer Software -- 3.8%
                       Microsoft Corp.+............................................    1,124,000      110,011,500

                       Electronics -- 7.8%
                       Applied Materials, Inc.+....................................      425,100       58,344,975
                       Broadcom Corp., Class A+....................................       18,600        5,381,213
                       E-Tek Dynamics, Inc.+.......................................       48,100        8,754,200
                       Intel Corp. ................................................    1,259,600      124,621,675
                       Solectron Corp.+............................................      350,000       25,418,750
                       Texas Instruments, Inc. ....................................       31,000        3,344,125

                       Internet Software -- 0.5%
                       America Online, Inc.+.......................................      242,700       13,818,731

                       Telecommunications -- 2.6%
                       Clear Channel Communications, Inc.+.........................      372,300       32,157,412
                       Level 3 Communications, Inc.+...............................       51,700        6,097,369
                       Motorola, Inc. .............................................       32,100        4,389,675
                       Vodafone AirTouch PLC ADR...................................      568,700       31,847,200

                       Internet Content -- 0.9%
                       DoubleClick, Inc.+..........................................       61,200        6,047,325
                       eBay, Inc.+.................................................       57,400        8,613,587
                       Yahoo!, Inc.+...............................................       31,100       10,016,144
                                                                                                   ---------------
                                                                                                      942,655,147
                                                                                                   ---------------
                       MATERIALS -- 0.1%

                       Metals & Minerals -- 0.1%
                       Alcoa, Inc.+................................................       39,200        2,731,750
                                                                                                   ---------------

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UTILITIES -- 2.6%
                       Telephone -- 2.6%
                       Sprint Corp.+...............................................    1,142,000   $   73,873,125
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $2,329,858,797)...........                 2,833,273,602
                                                                                                   ---------------

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 1.3%                    AMOUNT
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 1.3%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         5.00% due 2/01/00 (cost $35,956,000)......................  $35,956,000       35,956,000
                                                                                                   ---------------
                       TOTAL INVESTMENTS --
                         (cost $2,365,814,797)                          99.8%                       2,869,229,602
                       Other assets less liabilities --                     0.2                         6,183,760
                       ------                                                                      ---------------
                       NET ASSETS --                                100.0%                         $2,875,413,362
                       ------
                         --------
                                                                                                   ===============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS GROWTH AND INCOME
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 96.7%                                             SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.4%
                       Apparel & Textiles -- 0.2%
                       Fast Retailing Co., Ltd. ...................................       1,900   $    646,138

                       Automotive -- 0.6%
                       Ford Motor Co. .............................................      21,100      1,049,725
                       TRW, Inc. ..................................................      23,400      1,025,213

                       Housing -- 0.1%
                       Lowe's Cos., Inc. ..........................................      10,600        473,025

                       Retail -- 5.5%
                       Costco Wholesale Corp.+.....................................      11,400        557,888
                       CVS Corp. ..................................................      72,400      2,529,475
                       Home Depot, Inc. ...........................................      40,850      2,313,131
                       Kroger Co.+.................................................     173,000      3,005,875
                       Target Corp. ...............................................      41,800      2,753,575
                       TJX Cos., Inc. .............................................      90,600      1,477,912
                       Wal-Mart Stores, Inc. ......................................     106,800      5,847,300
                                                                                                  -------------
                                                                                                    21,679,257
                                                                                                  -------------
                       CONSUMER STAPLES -- 7.4%
                       Food, Beverage & Tobacco -- 4.5%
                       Anheuser-Busch Cos., Inc. ..................................      44,000      2,970,000
                       Bestfoods...................................................      21,500        935,250
                       Coca-Cola Co. ..............................................       5,200        298,675
                       Nabisco Holdings Corp., Class A.............................      26,900        812,044
                       Nestle SA...................................................       1,042      1,709,813
                       PepsiCo, Inc. ..............................................      13,100        447,038
                       Quaker Oats Co. ............................................      41,100      2,440,312
                       Safeway, Inc.+..............................................     148,600      5,674,662

                       Household Products -- 2.9%
                       Clorox Co. .................................................      21,600      1,031,400
                       Colgate-Palmolive Co. ......................................      39,100      2,316,675
                       Gillette Co. ...............................................      12,100        455,263
                       Procter & Gamble Co. .......................................      59,100      5,961,712
                                                                                                  -------------
                                                                                                    25,052,844
                                                                                                  -------------
                       ENERGY -- 7.6%
                       Energy Services -- 0.7%
                       Coastal Corp. ..............................................      56,000      2,065,000
                       Halliburton Co. ............................................       5,900        212,400

                       Energy Sources -- 6.9%
                       Atlantic Richfield Co. .....................................      42,400      3,264,800
                       BP Amoco PLC ADR............................................     115,564      6,211,565
                       Chevron Corp. ..............................................      14,300      1,194,944
                       Conoco, Inc., Class B+......................................      88,200      2,078,212
                       Exxon Mobil Corp. ..........................................     116,937      9,764,239

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Unocal Corp. ...............................................      31,100   $    890,238
                       USX-Marathon Group..........................................       1,200         30,825
                                                                                                  -------------
                                                                                                    25,712,223
                                                                                                  -------------
                       FINANCE -- 12.2%
                       Banks -- 5.1%
                       Bank of America Corp. ......................................      37,019      1,793,108
                       Bank of Ireland.............................................     143,300        925,879
                       Chase Manhattan Corp. ......................................      12,200        981,338
                       Comerica, Inc. .............................................      13,200        583,275
                       Northern Trust Corp. .......................................      50,300      3,036,862
                       State Street Corp. .........................................      51,000      4,089,562
                       U.S. Bancorp................................................      97,900      2,172,156
                       Wells Fargo Co. ............................................      87,800      3,512,000

                       Financial Services -- 5.1%
                       American Express Co. .......................................      12,300      2,027,194
                       Associates First Capital Corp., Class A.....................      18,800        376,000
                       AXA Financial, Inc. ........................................      34,600      1,126,663
                       Capital One Financial Corp. ................................      19,300        791,300
                       Citigroup, Inc. ............................................      42,600      2,446,837
                       Federal Home Loan Mortgage Corp. ...........................      58,300      2,925,931
                       Hartford Financial Services Group, Inc. ....................     101,600      3,873,500
                       MBIA, Inc. .................................................      13,900        695,869
                       Merrill Lynch & Co., Inc. ..................................      21,000      1,821,750
                       Providian Financial Corp. ..................................      12,600      1,063,125

                       Insurance -- 2.0%
                       AXA SA de CV................................................       9,700      1,220,322
                       CIGNA Corp. ................................................      16,400      1,176,700
                       Lincoln National Corp. .....................................      61,400      2,267,963
                       Marsh & McLennan Cos., Inc. ................................      17,500      1,645,000
                       Torchmark Corp. ............................................      22,300        561,681
                                                                                                  -------------
                                                                                                    41,114,015
                                                                                                  -------------
                       HEALTHCARE -- 8.6%
                       Drugs -- 5.5%
                       American Home Products Corp. ...............................      43,100      2,028,394
                       AstraZeneca Group PLC.......................................      29,700      1,098,693
                       Bristol-Myers Squibb Co. ...................................      65,500      4,323,000
                       Pfizer, Inc. ...............................................      81,300      2,957,287
                       Pharmacia & Upjohn, Inc. ...................................      63,600      2,989,200
                       Schering-Plough Corp. ......................................      35,000      1,540,000
                       Warner-Lambert Co. .........................................      36,900      3,503,194

                       Health Services -- 0.4%
                       United HealthCare Corp. ....................................      29,600      1,568,800

                       Medical Products -- 2.7%
                       Bausch & Lomb, Inc. ........................................      20,400      1,264,800
                       Johnson & Johnson Co. ......................................      19,400      1,669,612
                       Medtronic, Inc. ............................................     133,320      6,099,390
                                                                                                  -------------
                                                                                                    29,042,370
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 14.5%
                       Aerospace & Military Technology -- 3.6%
                       Boeing Co. .................................................      28,900      1,280,631
                       General Dynamics Corp. .....................................      51,500      2,426,938

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Aerospace & Military Technology (continued)
                       Honeywell International, Inc. ..............................      41,100   $  1,972,800
                       United Technologies Corp. ..................................     120,200      6,363,087

                       Business Services -- 2.3%
                       Cintas Corp. ...............................................      22,900      1,072,722
                       Computer Sciences Corp.+....................................      30,600      2,811,375
                       First Data Corp. ...........................................      68,800      3,375,500
                       United Parcel Service, Inc., Class B........................       7,680        456,960

                       Electrical Equipment -- 4.0%
                       General Electric Co. .......................................     100,300     13,377,512

                       Machinery -- 0.9%
                       Illinois Tool Works, Inc. ..................................       8,100        473,850
                       Ingersoll-Rand Co. .........................................      29,000      1,364,813
                       W. W. Grainger, Inc. .......................................      27,500      1,318,281

                       Multi-Industry -- 3.2%
                       Corning, Inc. ..............................................      27,200      4,195,600
                       Mannesmann AG...............................................      13,100      3,583,165
                       Tyco International, Ltd.+...................................      74,700      3,193,425

                       Transportation -- 0.5%
                       Canadian National Railway Co. ..............................      64,441      1,602,970
                                                                                                  -------------
                                                                                                    48,869,629
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 5.5%
                       Broadcasting & Media -- 4.8%
                       Gannett Co., Inc. ..........................................      46,300      3,217,850
                       Infinity Broadcasting Corp., Class A+.......................      31,000      1,007,500
                       New York Times Co., Class A.................................      67,000      3,061,063
                       Reuters Group PLC ADR.......................................      17,800      1,604,225
                       Time Warner, Inc. ..........................................      41,800      3,341,387
                       Tribune Co. ................................................      97,400      4,109,062

                       Leisure & Tourism -- 0.7%
                       Carnival Corp. .............................................      14,000        630,875
                       McDonald's Corp. ...........................................      26,600        989,188
                       Walt Disney Co. ............................................      17,700        642,731
                                                                                                  -------------
                                                                                                    18,603,881
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 22.3%
                       Cellular -- 0.4%
                       Koninklijke KPN NV..........................................      14,900      1,275,369

                       Communication Equipment -- 2.8%
                       Motorola, Inc. .............................................      51,662      7,064,779
                       Nokia Corp. ADR.............................................       6,700      1,226,100
                       QUALCOMM, Inc.+.............................................       4,100        520,700
                       Tellabs, Inc.+..............................................      11,400        615,600

                       Computers & Business Equipment -- 6.1%
                       Cisco Systems, Inc.+........................................      58,050      6,356,475
                       Dell Computer Corp.+........................................       6,200        238,312
                       EMC Corp.+..................................................       2,300        244,950
                       Hewlett-Packard Co. ........................................      54,900      5,942,925
                       International Business Machines Corp. ......................      36,800      4,128,500
                       Sun Microsystems, Inc.+.....................................      47,200      3,708,150

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Services -- 1.7%
                       Automatic Data Processing, Inc. ............................       9,900   $    469,631
                       DST Systems, Inc.+..........................................      18,100      1,124,463
                       Oracle Corp.+...............................................      83,600      4,176,081

                       Computer Software -- 5.2%
                       BMC Software, Inc.+.........................................      15,700        594,638
                       Computer Associates International, Inc. ....................      69,200      4,753,175
                       Microsoft Corp.+............................................     125,400     12,273,525

                       Electronics -- 4.5%
                       Emerson Electric Co. .......................................      37,900      2,086,869
                       Hitachi, Ltd. ..............................................      85,000      1,204,556
                       Intel Corp. ................................................      88,200      8,726,287
                       National Semiconductor Corp.+...............................      33,400      1,753,500
                       STMicroelectronics NV+......................................       7,600      1,279,650

                       Telecommunications -- 1.6%
                       BroadWing, Inc. ............................................      39,200      1,489,600
                       Nortel Networks Corp. ......................................      41,000      3,920,625
                                                                                                  -------------
                                                                                                    75,174,460
                                                                                                  -------------
                       MATERIALS -- 1.6%
                       Chemicals -- 1.0%
                       Air Products & Chemicals, Inc. .............................      23,700        702,112
                       Akzo Nobel NV...............................................      26,600      1,104,407
                       Dow Chemical Co. ...........................................       4,300        500,950
                       du Pont (E.I.) de Nemours & Co. ............................       8,200        483,800
                       Rohm and Haas Co. ..........................................      14,900        629,525

                       Forest Products -- 0.5%
                       Weyerhaeuser Co.+...........................................      30,500      1,749,938

                       Metals & Minerals -- 0.1%
                       Alcoa, Inc.+................................................       3,300        229,969
                                                                                                  -------------
                                                                                                     5,400,701
                                                                                                  -------------
                       UTILITIES -- 10.6%
                       Electric Utilities -- 3.1%
                       CMS Energy Corp. ...........................................      30,400        912,000
                       Duke Energy Corp. ..........................................      32,400      1,871,100
                       FirstEnergy Corp. ..........................................      35,800        814,450
                       NiSource, Inc. .............................................      40,200        738,675
                       PECO Energy Co. ............................................      67,800      2,822,175
                       Pinnacle West Capital Corp. ................................      16,300        503,263
                       Texas Utilities Co. ........................................      61,300      2,168,487
                       Unicom Corp. ...............................................      12,800        500,800

                       Gas & Pipeline Utilities -- 0.3%
                       Enron Corp. ................................................       3,800        256,262
                       The Williams Cos., Inc. ....................................      17,000        658,750

                       Telephone -- 7.2%
                       ALLTEL Corp. ...............................................      29,700      1,982,475
                       AT&T Corp. .................................................      40,700      2,146,925
                       Bell Atlantic Corp. ........................................     108,500      6,720,219
                       BellSouth Corp. ............................................      18,800        884,775
                       MCI WorldCom, Inc.+.........................................      61,356      2,818,541
                       Nippon Telegraph & Telephone Corp. ADR......................      17,720      1,345,613
                       SBC Communications, Inc. ...................................     104,107      4,489,614

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone (continued)
                       Sprint Corp.+...............................................      31,800   $  2,057,062
                       Sprint Corp. (PCS Group)+...................................      17,800      1,959,113
                                                                                                  -------------
                                                                                                    35,650,299
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $301,276,285)......................                326,299,679
                                                                                                  -------------
                                                                                     PRINCIPAL
                        BONDS & NOTES -- 0.5%                                          AMOUNT
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.3%
                       Cable -- 0.3%
                       NTL, Inc. 5.75% 2009*.......................................  $  999,000      1,043,955
                                                                                                  -------------
                       UTILITIES -- 0.2%
                       Telephone -- 0.2%
                       Bell Atlantic Financial Services, Inc. 4.25% 2005*..........     422,000        554,930
                                                                                                  -------------
                       TOTAL BONDS & NOTES (cost $1,466,216).......................                  1,598,885
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $302,742,501).............                327,898,564
                                                                                                  -------------

                       SHORT-TERM SECURITIES -- 2.9%
                       ----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 2.9%
                       Federal Home Loan Mortgage Discount Notes 5.75% due 2/1/00
                         (cost $9,645,000).........................................  $9,645,000      9,645,000
                                                                                                  -------------
                       TOTAL INVESTMENTS -- (cost $312,387,501)              100.1%                337,543,564
                       Liabilities in excess of other
                         assets --                                            (0.1)                   (321,961)
                                                                             ------               -------------
                       NET ASSETS --                                         100.0%               $337,221,603
                                                                             ======               =============


              -----------------------------

              + Non-income producing securities
              * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 98.7%                                            SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.8%
                       Retail -- 6.8%
                       CVS Corp. ..................................................      112,500   $  3,930,469
                       Home Depot, Inc. ...........................................      342,800     19,411,050
                       Target Corp. ...............................................      113,700      7,489,987
                       TJX Cos., Inc. .............................................      325,500      5,309,719
                       Wal-Mart Stores, Inc. ......................................      313,100     17,142,225
                                                                                                   -------------
                                                                                                     53,283,450
                                                                                                   -------------
                       CONSUMER STAPLES -- 3.4%
                       Food, Beverage & Tobacco -- 0.9%
                       Anheuser-Busch Cos., Inc. ..................................       52,600      3,550,500
                       SYSCO Corp. ................................................       92,400      3,285,975

                       Household Products -- 2.5%
                       Colgate-Palmolive Co. ......................................      124,600      7,382,550
                       Estee Lauder Cos., Inc., Class A............................      144,700      7,397,787
                       Kimberly-Clark Corp. .......................................       82,900      5,134,619
                                                                                                   -------------
                                                                                                     26,751,431
                                                                                                   -------------
                       ENERGY -- 3.6%
                       Energy Sources -- 3.6%
                       Burlington Resources, Inc. .................................       84,300      2,702,869
                       Conoco, Inc., Class A.......................................      273,400      6,373,637
                       Exxon Mobil Corp. ..........................................      147,800     12,341,300
                       Royal Dutch Petroleum Co. ADR...............................      123,600      6,805,725
                                                                                                   -------------
                                                                                                     28,223,531
                                                                                                   -------------
                       FINANCE -- 11.3%
                       Banks -- 3.7%
                       Fifth Third Bancorp.........................................      104,000      6,903,000
                       First Security Corp. .......................................      137,000      3,544,875
                       Firstar Corp. ..............................................      354,300      8,458,912
                       Northern Trust Corp. .......................................       41,800      2,523,675
                       Wells Fargo Co. ............................................      121,800      4,872,000
                       Zions Bancorp. .............................................       47,800      2,826,175

                       Financial Services -- 4.9%
                       American Express Co. .......................................       64,000     10,548,000
                       Capital One Financial Corp. ................................       83,400      3,419,400
                       Citigroup, Inc. ............................................      326,900     18,776,319
                       Providian Financial Corp. ..................................       72,400      6,108,750

                       Insurance -- 2.7%
                       American General Corp. .....................................      171,000     10,505,812
                       American International Group, Inc.#.........................       81,718      8,508,887
                       Lincoln National Corp. .....................................       49,400      1,824,713
                                                                                                   -------------
                                                                                                     88,820,518
                                                                                                   -------------
                       HEALTHCARE -- 9.6%
                       Drugs -- 5.7%
                       Allergan, Inc. .............................................       60,600      3,454,200
                       Biogen, Inc.+...............................................       43,100      3,717,375

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Bristol-Myers Squibb Co. ...................................      139,700   $  9,220,200
                       Schering-Plough Corp. ......................................      297,700     13,098,800
                       Warner-Lambert Co. .........................................      157,800     14,981,138

                       Medical Products -- 3.9%
                       Amgen, Inc.+................................................      146,400      9,323,850
                       Bausch & Lomb, Inc. ........................................       43,900      2,721,800
                       Genentech, Inc.+............................................       24,400      3,428,200
                       Immunex Corp.+..............................................       34,300      4,484,725
                       Johnson & Johnson Co. ......................................      129,300     11,127,881
                                                                                                   -------------
                                                                                                     75,558,169
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 10.1%
                       Aerospace & Military Technology -- 1.0%
                       Rockwell International Corp. ...............................       41,400      2,046,713
                       United Technologies Corp. ..................................      112,700      5,966,056

                       Business Services -- 2.1%
                       Avery Dennison Corp. .......................................       60,000      4,065,000
                       Corning, Inc. ..............................................       43,700      6,740,725
                       Electronic Data Systems Corp. ..............................       74,800      5,058,350

                       Electrical Equipment -- 3.8%
                       General Electric Co. .......................................      222,800     29,715,950

                       Multi-Industry -- 3.2%
                       Tyco International Ltd. ....................................      588,400     25,154,100
                                                                                                   -------------
                                                                                                     78,746,894
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 8.1%
                       Broadcasting & Media -- 8.1%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      334,400     17,096,200
                       CBS Corp.+..................................................      143,000      8,338,688
                       Interpublic Group of Cos., Inc.+............................      184,600      8,491,600
                       Omnicom Group, Inc. ........................................       41,200      3,859,925
                       Time Warner, Inc. ..........................................      147,800     11,814,762
                       Viacom, Inc., Class B+......................................      245,600     13,600,100
                                                                                                   -------------
                                                                                                     63,201,275
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 38.3%
                       Communication Equipment -- 7.4%
                       Global Crossing Holdings Ltd.+..............................       46,000      2,334,500
                       JDS Uniphase Corp.+.........................................       53,500     10,910,656
                       Motorola, Inc. .............................................      150,100     20,526,175
                       Nokia Corp. ADR.............................................       79,700     14,585,100
                       QUALCOMM, Inc.+.............................................       76,000      9,652,000

                       Computers & Business Equipment -- 8.8%
                       Apple Computer, Inc.+.......................................       71,700      7,438,875
                       Cisco Systems, Inc.+........................................      197,400     21,615,300
                       Dell Computer Corp.+........................................      167,400      6,434,437
                       EMC Corp.+..................................................       93,300      9,936,450
                       Gateway, Inc.+..............................................       55,500      3,395,906
                       Lexmark International Group, Inc., Class A+.................       37,700      3,553,225
                       Linear Technology Corp.+....................................       34,000      3,219,375
                       Sun Microsystems, Inc.+.....................................      171,900     13,504,894

                       Computer Services -- 1.4%
                       Oracle Corp.+...............................................      219,800     10,979,697

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 6.5%
                       BMC Software, Inc. .........................................       90,600   $  3,431,475
                       Comverse Technology, Inc.+..................................       42,200      6,050,425
                       Microsoft Corp.+............................................      354,300     34,677,113
                       VERITAS Software Corp.+.....................................       47,000      6,856,125

                       Electronics -- 7.9%
                       Applied Materials, Inc.+....................................       70,600      9,689,850
                       Conexant Systems, Inc. .....................................       46,100      3,895,450
                       Intel Corp. ................................................      192,800     19,075,150
                       Solectron Corp.+............................................      118,400      8,598,800
                       Tandy Corp. ................................................      150,600      7,360,575
                       Texas Instruments, Inc. ....................................       71,700      7,734,637
                       Xilinx, Inc.+...............................................      120,800      5,526,600

                       Internet Content -- 0.9%
                       Amazon.com, Inc.+...........................................       49,100      3,170,019
                       Yahoo!, Inc.+...............................................       13,200      4,251,225

                       Internet Software -- 1.4%
                       America Online, Inc.+.......................................      188,000     10,704,250

                       Telecommunications -- 4.0%
                       Clear Channel Communications, Inc.+.........................      129,100     11,151,012
                       Comcast Corp., Class A......................................      139,600      6,421,600
                       Nextel Communications, Inc., Class A+.......................       79,100      8,414,263
                       Omnipoint Corp.+............................................       27,800      2,851,238
                       Voicestream Wireless Corp.+.................................       24,000      2,817,000
                                                                                                   -------------
                                                                                                    300,763,397
                                                                                                   -------------
                       MATERIALS -- 1.6%
                       Chemicals -- 0.6%
                       Praxair, Inc. ..............................................      111,100      4,506,494

                       Forest Products -- 1.0%
                       Sealed Air Corp.+...........................................       81,600      4,579,800
                       Weyerhaeuser Co. ...........................................       53,800      3,086,775
                                                                                                   -------------
                                                                                                     12,173,069
                                                                                                   -------------
                       UTILITIES -- 5.9%
                       Gas & Pipeline Utilities -- 1.8%
                       Enron Corp. ................................................      211,400     14,256,287

                       Telephone -- 4.1%
                       ALLTEL Corp. ...............................................      100,100      6,681,675
                       Sprint Corp. ...............................................      275,300     17,808,469
                       Sprint Corp. (PCS Group)+...................................       67,200      7,396,200
                                                                                                   -------------
                                                                                                     46,142,631
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $586,384,658).............                 773,664,365
                                                                                                   -------------
                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.9%                                   AMOUNT
                       -----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 0.9%
                       Federal Home Loan Mortgage Discount Notes 5.69% due 4/20/00
                         (cost $6,912,595).........................................  $ 7,000,000      6,914,110
                                                                                                   -------------

---------------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.4%                                    AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.4%
                       Agreement with SG Warburg Dillon Read LLC, bearing interest at 5.68%, dated 1/31/00, to be repurchased 2/01/00 in the
                         amount of $11,031,740 and collateralized by $11,430,000 of
                         U.S. Treasury Notes, bearing interest at 5.50%, due
                         7/31/01 and having an approximate value of $11,257,211
                         (cost $11,030,000)........................................  $11,030,000   $ 11,030,000
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $604,327,253)                                 101.0%                 791,608,475
                       Liabilities in excess of other assets --               (1.0)                  (7,712,355)
                                                                             ------                -------------
                       NET ASSETS --                                         100.0%                $783,896,120
                                                                             ======                =============


              -----------------------------
              + Non-income producing securities

              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO               INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 84.6%                                           SHARES       VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.9%
                       Leisure & Tourism -- 3.9%
                       Marriott International, Inc., Class A.......................    50,500   $ 1,568,656
                       Premier Parks, Inc.+........................................     3,400        95,412
                       Vail Resorts, Inc.+.........................................    28,300       461,644
                                                                                                ------------
                                                                                                  2,125,712
                                                                                                ------------
                       REAL ESTATE -- 80.7%
                       Real Estate Companies -- 9.9%
                       Boardwalk Equities, Inc.+...................................   330,900     1,983,348
                       Catellus Development Corp.+.................................   148,800     1,860,000
                       Crescent Operating, Inc.+...................................    85,480       213,700
                       TrizecHahn Corp. ...........................................    78,600     1,262,513

                       Real Estate Investment Trusts -- 70.8%
                       Alexandria Real Estate Equities, Inc. ......................    98,400     2,902,800
                       AMB Property Corp. .........................................     2,200        44,963
                       Apartment Investment & Management Co., Class A..............    69,575     2,635,153
                       Archstone Communities Trust.................................   127,400     2,555,963
                       Avalonbay Communities, Inc. ................................    80,167     2,765,761
                       Boston Properties, Inc. ....................................    81,500     2,445,000
                       CarrAmerica Realty Corp. ...................................    23,600       511,825
                       CenterPoint Properties Corp. ...............................    91,300     3,235,444
                       Cornerstone Properties, Inc. ...............................    93,200     1,339,750
                       Crescent Real Estate Equities Co. ..........................     7,900       142,200
                       Duke-Weeks Realty Corp. ....................................    96,700     1,915,869
                       Equity Office Properties Trust..............................    18,400       470,350
                       Equity Residential Properties Trust.........................    43,300     1,796,950
                       Gables Residential Trust....................................    13,300       288,444
                       General Growth Properties, Inc. ............................    17,600       501,600
                       Home Properties of New York, Inc. ..........................   106,200     2,874,037
                       Kilroy Realty Corp. ........................................    26,700       518,981
                       Kimco Realty Corp. .........................................    23,200       817,800
                       Liberty Property Trust......................................    27,400       638,763
                       Parkway Properties, Inc. ...................................    37,200     1,006,725
                       Public Storage, Inc. .......................................   124,200     2,817,787
                       Spieker Properties, Inc. ...................................    68,000     2,643,500
                       Summit Properties, Inc. ....................................    24,600       467,400
                       Vornado Realty Trust........................................    87,300     2,733,581
                                                                                                ------------
                                                                                                 43,390,207
                                                                                                ------------
                       TOTAL COMMON STOCK (cost $50,585,331).......................              45,515,919
                                                                                                ------------

---------------------

                       PREFERRED STOCK -- 11.5%                                       SHARES       VALUE
                       -------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 5.0%
                       Leisure & Tourism -- 5.0%
                       Premier Parks, Inc. convertible 7.50%.......................    50,000   $ 2,700,000
                                                                                                ------------
                       REAL ESTATE -- 6.5%
                       Real Estate Investment Trusts -- 6.5%
                       Equity Residential Properties Trust convertible Series E
                         7.00%.....................................................     6,900       163,013
                       General Growth Properties, Inc. convertible 7.25%...........    90,800     1,872,750
                       SL Green Realty Corp. convertible 8.00%.....................    54,200     1,280,475
                       Vornado Realty Trust convertible Series A 6.50%.............     3,600       166,500
                                                                                                ------------
                                                                                                  3,482,738
                                                                                                ------------
                       TOTAL PREFERRED STOCK (cost $6,948,251).....................               6,182,738
                                                                                                ------------
                       TOTAL INVESTMENT SECURITIES (cost $57,533,582)..............              51,698,657
                                                                                                ------------
                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.2%                                    AMOUNT
                       --------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.2%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 5.78%, dated 1/31/00, to be repurchased
                         2/01/00 in the amount of $642,103 and collateralized by
                         $660,000 of Federal Home Loan Bank Bonds, bearing interest at 5.50%, due 1/06/04 and having an approximate value of
                         $662,475 (cost $642,000)..................................  $642,000        642,000
                                                                                                 ------------
                       TOTAL INVESTMENTS --
                         (cost $58,175,582)                                   97.3%                52,340,657
                       Other assets less liabilities --                        2.7                  1,425,047
                                                                             ------              ------------
                       NET ASSETS --                                         100.0%               $53,765,704
                                                                             ======              ============


              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SMALL COMPANY VALUE
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 91.1%                                           SHARES       VALUE
                       ------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.8%
                       Apparel & Textiles -- 0.6%
                       Sport-Haley, Inc.+..........................................     2,400   $   10,200
                       Venator Group, Inc. ........................................     4,000       24,000

                       Automotive -- 1.5%
                       Dollar Thrifty Automotive Group+............................     1,300       25,756
                       Tower Automotive, Inc.+.....................................     3,600       51,750

                       Housing -- 2.1%
                       D.R. Horton, Inc. ..........................................     3,500       40,469
                       Stanley Furniture Co., Inc.+................................     2,700       48,600
                       Thomas Industries, Inc. ....................................     1,200       22,350

                       Retail -- 5.6%
                       Ames Department Stores, Inc.+...............................       900       18,787
                       David's Bridal, Inc.+.......................................     3,300       33,000
                       Regis Corp.+................................................     6,600      116,325
                       School Specialty, Inc. .....................................       300        4,238
                       The Topps Co., Inc.+........................................     5,300       45,381
                       Whitehall Jewellers, Inc.+..................................     3,000       73,125
                                                                                                -----------
                                                                                                   513,981
                                                                                                -----------
                       CONSUMER STAPLES -- 4.6%
                       Food, Beverage & Tobacco -- 4.1%
                       Cadiz, Inc.+................................................     2,600       29,088
                       Michael Foods, Inc. ........................................     3,000       62,813
                       Performance Food Group Co.+.................................     2,000       46,125
                       Suiza Foods Corp.+..........................................     1,900       78,137
                       Household Products -- 0.5%
                       Steiner Leisure, Ltd.+......................................     1,300       22,831
                                                                                                -----------
                                                                                                   238,994
                                                                                                -----------
                       ENERGY -- 9.8%
                       Energy Services -- 1.7%
                       Atwood Oceanics, Inc.+......................................       600       24,488
                       Veritas DGC, Inc.+..........................................     4,000       62,750

                       Energy Sources -- 8.1%
                       Basin Exploration, Inc.+....................................     4,000       54,250
                       Catalytica, Inc.+...........................................     9,000      128,812
                       Chieftain International, Inc.+..............................     2,600       44,525
                       Core Laboratories NV+.......................................     2,200       45,237
                       Evergreen Resources, Inc.+..................................     1,200       26,738
                       Forest Oil Corp.+...........................................     5,500       55,000
                       Newfield Exploration Co.+...................................     2,500       68,750
                       St. Mary Land & Exploration Co. ............................       100        2,550
                                                                                                -----------
                                                                                                   513,100
                                                                                                -----------

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES       VALUE
                       ------------------------------------------------------------------------------------
                       FINANCE -- 16.6%
                       Banks -- 7.5%
                       Astoria Financial Corp. ....................................     1,200   $   34,950
                       Community First Bankshares, Inc. ...........................     2,300       31,769
                       Cullen/Frost Bankers, Inc. .................................     1,100       27,363
                       First Republic Bank+........................................     2,700       52,987
                       National Commerce Bancorp. .................................       800       16,650
                       Roslyn Bancorp, Inc. .......................................     5,125       86,484
                       Southwest Bancorp of Texas, Inc.+...........................     1,500       25,594
                       TCF Financial Corp. ........................................     1,800       41,287
                       Webster Financial Corp. ....................................     1,800       41,850
                       Wilmington Trust Corp. .....................................       600       29,963

                       Financial Services -- 1.4%
                       Bay View Capital Corp. .....................................     2,888       28,700
                       Dain Rauscher Corp. ........................................       900       45,337

                       Insurance -- 7.7%
                       Enhance Financial Services Group, Inc. .....................     4,500       62,719
                       Farm Family Holdings, Inc.+.................................     1,500       53,062
                       Penn Treaty American Corp.+.................................     1,600       21,700
                       Philadelphia Consolidated Holding Corp.+....................     3,000       43,500
                       Protective Life Corp. ......................................     1,900       52,844
                       Radian Group, Inc. .........................................     4,200      169,312
                                                                                                -----------
                                                                                                   866,071
                                                                                                -----------
                       HEALTHCARE -- 8.9%
                       Drugs -- 0.7%
                       PAREXAL International Corp.+................................     2,800       37,100

                       Health Services -- 1.4%
                       Renal Care Group, Inc.+.....................................       300        7,369
                       Res-Care, Inc.+.............................................     4,500       61,875

                       Medical Products -- 6.8%
                       Lifecore Biomedical, Inc.+..................................     4,600       43,700
                       Mentor Corp. ...............................................     2,600       59,800
                       PolyMedica Corp.+...........................................     3,900      104,569
                       Respironics, Inc.+..........................................       900       10,069
                       Spacelabs Medical, Inc.+....................................     1,900       31,587
                       The Cooper Cos., Inc. ......................................     3,500      105,875
                                                                                                -----------
                                                                                                   461,944
                                                                                                -----------
                       INDUSTRIAL & COMMERCIAL -- 15.8%
                       Aerospace & Military Technology -- 4.5%
                       Alliant Techsystems, Inc.+..................................     3,000      194,625
                       REMEC, Inc.+................................................     2,000       39,875

                       Business Services -- 6.1%
                       Alternative Resources Corp.+................................     5,600       24,150
                       Astec Industries, Inc.+.....................................     1,600       38,000
                       Casella Waste Systems, Inc.+................................     2,200       33,138
                       Interim Services, Inc.+.....................................       600       15,038
                       ITT Educational Services, Inc.+.............................     1,300       17,306
                       National Computer Systems, Inc. ............................     1,900       65,075
                       OEA, Inc. ..................................................     1,700       10,094
                       Pentair, Inc. ..............................................     1,600       53,600
                       Simpson Manufacturing Co., Inc.+............................       900       35,437
                       Staff Leasing, Inc.+........................................     1,500       13,500
                       The Titan Corp.+............................................       400       15,700

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES       VALUE
                       ------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Electrical Equipment -- 1.2%
                       Benchmark Electronics, Inc.+................................     1,300   $   32,744
                       BOLDER Technologies Corp.+..................................     2,000       27,750

                       Machinery -- 3.7%
                       Cognex Corp.+...............................................       400       16,300
                       Dura Automotive Systems, Inc.+..............................     4,500       72,000
                       Edelbrock Corp.+............................................     1,700       20,612
                       FSI International, Inc.+....................................     2,300       35,650
                       MagneTek, Inc.+.............................................     4,190       37,448
                       Park-Ohio Holdings Corp.+...................................     1,500       13,969

                       Multi-Industry -- 0.3%
                       Tredegar Corp. .............................................       800       15,650
                                                                                                -----------
                                                                                                   827,661
                                                                                                -----------
                       INFORMATION & ENTERTAINMENT -- 0.6%
                       Entertainment Products -- 0.3%
                       Midway Games, Inc.+.........................................     1,100       14,850

                       Leisure & Tourism -- 0.3%
                       Buffets, Inc.+..............................................     1,600       14,900
                                                                                                -----------
                                                                                                    29,750
                                                                                                -----------
                       INFORMATION TECHNOLOGY -- 20.4%
                       Computers & Business Equipment -- 4.1%
                       GateField Corp.+............................................       470        2,702
                       Pomeroy Computer Resources, Inc.+...........................     1,700       27,625
                       RadiSys Corp.+..............................................     4,000      163,000
                       S3, Inc.+...................................................     1,200       17,400
                       T/R Systems, Inc.+..........................................       400        4,825

                       Computer Services -- 3.4%
                       American Management Systems, Inc.+..........................       400       12,300
                       Bell & Howell Co.+..........................................     4,200      150,150
                       Computer Network Technology Corp.+..........................     1,300       15,763

                       Computer Software -- 4.5%
                       Catalyst International, Inc.+...............................       400        5,550
                       Datastream Systems, Inc.+...................................       400        7,200
                       J.D. Edwards & Co.+.........................................       200        5,962
                       JDA Software Group, Inc.+...................................       700       14,000
                       Project Software & Development, Inc.+.......................     3,300      155,925
                       Sapiens International Corp. NV+.............................     2,700       44,550

                       Electrical Equipment -- 0.4%
                       PairGain Technologies, Inc.+................................     1,600       18,500

                       Electronics -- 7.6%
                       Actel Corp.+................................................     3,000       74,437
                       Advanced Energy Industries, Inc.+...........................       700       35,613
                       Digital Microwave Corp.+....................................     2,000       64,000
                       DuPont Photomasks, Inc. +...................................       400       19,100
                       Electro Scientific Industries, Inc.+........................       300       24,038
                       Etec Systems, Inc.+.........................................       700       58,887
                       Innovex, Inc.+..............................................     4,600       38,813
                       Moog, Inc., Class A+........................................     2,800       55,125
                       Pioneer Standard Electrics, Inc. ...........................     2,200       30,009

---------------------

                       COMMON STOCK (CONTINUED)                                       SHARES       VALUE
                       ------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 0.4%
                       Norstan, Inc.+..............................................     2,800   $   22,050
                                                                                                -----------
                                                                                                 1,067,524
                                                                                                -----------
                       MATERIALS -- 1.6%
                       Metals & Minerals -- 1.6%
                       Dayton Superior Corp., Class A+.............................     3,000       69,187
                       L.B. Foster Co.+............................................     3,300       16,088
                                                                                                -----------
                                                                                                    85,275
                                                                                                -----------
                       REAL ESTATE -- 3.0%
                       Real Estate Investment Trusts -- 3.0%
                       Chelsea GCA Realty, Inc. ...................................     1,500       42,094
                       Highwoods Properties, Inc. .................................     1,300       29,575
                       Lexington Corporate Properties Trust........................     1,900       20,069
                       Pacific Gulf Properties, Inc. ..............................     1,000       19,500
                       Walden Residential Properties, Inc. ........................     2,000       45,000
                                                                                                -----------
                                                                                                   156,238
                                                                                                -----------
                       TOTAL INVESTMENT SECURITIES (cost $4,607,705)...............              4,760,538
                                                                                                -----------
                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 9.3%                                   AMOUNT
                       -------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 9.3%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 4.50%,
                         dated 1/31/00, to be repurchased 2/01/00 in the amount of
                         $486,061 and collateralized by $390,000 of U.S. Treasury
                         Bonds, bearing interest at 9.125%, due 5/15/18 and having
                         an approximate value of $497,100 (cost $486,000)..........  $486,000       486,000
                                                                                                 -----------
                       TOTAL INVESTMENTS --
                         (cost $5,093,705)               100.4%                                   5,246,538
                       Liabilities in excess of other
                         assets --                        (0.4)                                     (20,094)
                                                        ------                                   -----------
                       NET ASSETS --                     100.0%                                  $5,226,444
                                                        ======                                   ==========

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS MID-CAP GROWTH
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 86.1%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.7%
                       Automotive -- 0.0%
                       Federal-Mogul Corp. ........................................          200   $     3,025

                       Retail -- 5.7%
                       BJ's Wholesale Club, Inc.+..................................       29,450     1,030,750
                       Gymboree Corp.+.............................................       22,570       102,270
                       Kroger Co.+.................................................      182,500     3,170,938
                       Williams Sonoma, Inc+.......................................       10,100       320,044
                                                                                                   ------------
                                                                                                     4,627,027
                                                                                                   ------------
                       CONSUMER STAPLES -- 1.8%
                       Food, Beverage & Tobacco -- 1.8%
                       Delaware Monte Foods Co.+...................................      107,450     1,007,344
                       Keebler Foods Co.+..........................................       19,810       451,915
                                                                                                   ------------
                                                                                                     1,459,259
                                                                                                   ------------
                       ENERGY -- 14.3%
                       Energy Services -- 6.6%
                       Diamond Offshore Drilling, Inc. ............................       24,690       683,604
                       Noble Drilling Corp.+.......................................       72,990     2,139,520
                       Transocean Sedco Forex, Inc. ...............................       80,810     2,570,768

                       Energy Sources -- 7.7%
                       Apache Corp. ...............................................       56,250     2,053,125
                       Houston Exploration Co.+....................................       51,280       916,630
                       Newfield Exploration Co.+...................................      103,350     2,842,125
                       Vastar Resources, Inc. .....................................        9,170       510,081
                                                                                                   ------------
                                                                                                    11,715,853
                                                                                                   ------------
                       FINANCE -- 2.7%
                       Financial Services -- 2.7%
                       A.G. Edwards, Inc. .........................................       67,560     2,237,925
                                                                                                   ------------
                       HEALTHCARE -- 14.2%
                       Drugs -- 2.3%
                       Sepracor, Inc.+.............................................        4,630       648,200
                       United Therapeutics Corp.+..................................       19,800     1,227,600

                       Health Services -- 2.9%
                       Health Management Associates, Inc., Class A+................       98,270     1,369,638
                       Lincare Holdings, Inc.+.....................................       16,090       570,189
                       Total Renal Care Holdings, Inc.+............................       91,040       421,060

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 9.0%
                       Aspect Medical Systems, Inc+................................          210   $     5,880
                       Cytyc Corp.+................................................       26,000       781,625
                       Martek Biosciences Corp.+...................................       13,400       152,425
                       Sequenom, Inc.+.............................................          200         5,200
                       Steris Corp.+...............................................       53,520       561,960
                       VISX, Inc.+.................................................      195,400     5,544,475
                       Waters Corp.+...............................................        3,600       265,950
                                                                                                   ------------
                                                                                                    11,554,202
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 18.0%
                       Business Services -- 12.9%
                       Affiliated Computer Services, Inc., Class A+................        8,790       349,403
                       Fiserv, Inc.+...............................................       39,830     1,351,731
                       IDEXX Laboratories, Inc.+...................................       46,220       696,189
                       Learning Tree International, Inc.+..........................        6,600       159,225
                       National Data Corp. ........................................       33,000     1,056,000
                       Network Solutions, Inc., Class A+...........................       15,470     3,355,056
                       Pinnacle Holdings, Inc.+....................................        4,700       199,456
                       RSA Security, Inc.+.........................................       54,105     2,941,959
                       S1 Corp.+...................................................        4,312       390,505

                       Electrical Equipment -- 2.1%
                       Cable Design Technologies Corp.+............................       68,180     1,568,140
                       LTX Corp.+..................................................        3,990       118,453

                       Machinery -- 2.8%
                       AGCO Corp. .................................................       66,910       777,829
                       Cooper Cameron Corp.+.......................................       22,760     1,126,620
                       MKS Instruments, Inc.+......................................       12,090       393,681

                       Multi-Industry -- 0.2%
                       U.S. Aggregates, Inc. ......................................       14,080       211,200
                                                                                                   ------------
                                                                                                    14,695,447
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 5.2%
                       Broadcasting & Media -- 5.1%
                       Hearst-Argyle Television, Inc.+.............................        8,930       217,669
                       Readers Digest Association, Inc., Class A ..................        5,500       207,625
                       Regent Communications, Inc.+................................          570         6,697
                       Scholastic Corp.+...........................................       28,310     1,825,995
                       Sinclair Broadcast Group, Inc., Class A+....................        3,960        31,680
                       Spanish Broadcasting System, Inc., Class A+.................          110         3,767
                       SportsLine USA, Inc.+.......................................       52,610     1,857,791

                       Entertainment Products -- 0.1%
                       Collectors Universe, Inc.+..................................       11,780        98,658
                                                                                                   ------------
                                                                                                     4,249,882
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 19.8%
                       Communication Equipment -- 1.2%
                       Ancor Communications, Inc.+.................................       17,670       664,834
                       Emulex Corp.+...............................................        3,200       320,000

                       Computers & Business Equipment -- 2.6%
                       CSG Systems International, Inc.+............................       17,430       659,072
                       MMC Networks, Inc.+.........................................        5,200       145,600
                       Network Appliance, Inc.+....................................        2,400       240,900
                       Seagate Technology, Inc.+...................................       27,400     1,097,712

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Services -- 3.0%
                       CheckFree Holdings Corp.+...................................        6,780   $   400,020
                       Computer Network Technology Corp.+..........................       13,300       161,263
                       DST Systems, Inc.+..........................................        5,470       339,824
                       SunGard Data Systems, Inc.+.................................       52,930     1,548,202

                       Computer Software -- 0.4%
                       Aspen Technology, Inc.+.....................................        9,230       334,588
                       Trintech Group PLC+.........................................          100         5,900

                       Electronics -- 6.0%
                       Amkor Technology, Inc.+.....................................       13,950       442,913
                       Analog Devices, Inc.+.......................................        3,770       352,495
                       Applied Science and Technology, Inc.+.......................        9,110       281,271
                       Cypress Semiconductor Corp.+................................        6,930       232,155
                       DuPont Photomasks, Inc.+....................................       14,800       706,700
                       Etec Systems, Inc.+.........................................        8,990       756,284
                       KLA-Tencor Corp.+...........................................       11,060       648,392
                       LoJack Corp.+...............................................       16,200       125,550
                       Metromedia Fiber Network, Inc., Class A+....................          660        44,674
                       Novellus Systems, Inc.+.....................................        3,210       157,691
                       Sawtek, Inc.+...............................................        3,650       230,863
                       SIPEX Corp.+................................................        6,100       136,869
                       Teradyne, Inc.+.............................................       12,490       808,727

                       Internet Content -- 0.1%
                       Healthgate Data Corp.+......................................          220         2,379
                       L90, Inc.+..................................................        1,140        25,650
                       Neoforma.com, Inc.+.........................................          180         9,056
                       SkillSoft Corp.+............................................          190         2,660

                       Internet Software -- 1.1%
                       Banyan Systems, Inc.+.......................................        5,000       114,687
                       Extensity, Inc.+............................................          100         5,788
                       Harbinger Corp.+............................................       21,070       455,639
                       Netzee, Inc.+...............................................       15,900       268,312

                       Telecommunications -- 5.4%
                       American Tower Corp., Class A...............................       27,000       968,625
                       EOG Resources, Inc. ........................................       83,100     1,319,212
                       Intermedia Communications, Inc.+............................       49,510     2,128,930
                       InterWAVE Communications International, Ltd.+...............          230         8,395
                       Quantum Effect Devices, Inc.+...............................          100         1,600
                                                                                                   ------------
                                                                                                    16,153,432
                                                                                                   ------------
                       MATERIALS -- 2.3%
                       Forest Products -- 0.3%
                       Smurfit Stone Container Corp................................       11,400       225,863

                       Metals & Minerals -- 2.0%
                       Global Industries, Inc.+....................................      188,100     1,645,875
                                                                                                   ------------
                                                                                                     1,871,738
                                                                                                   ------------
                       UTILITIES -- 2.1%
                       Gas & Pipeline Utilities -- 2.1%
                       NOVA Corp.+.................................................       56,440     1,700,255
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $66,189,199)..............                 70,265,020
                                                                                                   ------------

---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 18.7%                                   AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 18.7%
                       Federal Home Loan Mortgage Discount Notes 5.75% due 2/01/00
                         (cost $15,300,000)........................................  $15,300,000   $15,300,000
                                                                                                   ------------
                       TOTAL INVESTMENTS --
                         (cost $81,489,199)                              104.8%                     85,565,020
                       Liabilities in excess of other assets --           (4.8)                     (3,928,721)
                                                                        ------                     ------------
                       NET ASSETS --                                     100.0%                    $81,636,299
                                                                        ======                     ============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 87.3%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.8%
                       Apparel & Textiles -- 1.4%
                       Talbots, Inc. ..............................................      116,000   $ 4,110,750
                       Valuevision International, Inc., Class A+...................       53,600     1,906,150

                       Automotive -- 0.4%
                       Oshkosh Truck Corp. ........................................       67,650     1,961,850

                       Retail -- 3.0%
                       Abercrombie & Fitch Co.+....................................       55,800     1,192,725
                       Gap, Inc. ..................................................       74,675     3,337,039
                       Home Depot, Inc. ...........................................       66,000     3,737,250
                       Sotheby's Holdings, Inc. ...................................       55,900     1,145,950
                       Sunglass Hut International, Inc.+...........................      231,800     2,071,713
                       The Yankee Candle, Inc.+....................................      127,600     2,129,325
                                                                                                   ------------
                                                                                                    21,592,752
                                                                                                   ------------
                       ENERGY -- 4.6%
                       Energy Services -- 4.3%
                       BJ Services Co.+............................................      167,700     7,190,137
                       Diamond Offshore Drilling, Inc. ............................       60,000     1,661,250
                       Global Marine, Inc.+........................................       73,300     1,305,656
                       Precision Drilling Corp.+...................................      122,400     3,128,850
                       Transocean Sedco Forex, Inc. ...............................       94,300     2,999,919
                       Weatherford International, Inc.+............................       82,700     3,106,419

                       Energy Sources -- 0.3%
                       Maverick Tube Corp.+........................................       61,400     1,224,163
                                                                                                   ------------
                                                                                                    20,616,394
                                                                                                   ------------
                       FINANCE -- 0.6%
                       Financial Services -- 0.6%
                       Paychex, Inc. ..............................................       28,500     1,255,781
                       Raymond James Financial, Inc. ..............................       20,800       395,200
                       The Kroll-O'Gara Co.+#......................................       71,600     1,194,825
                                                                                                   ------------
                                                                                                     2,845,806
                                                                                                   ------------
                       HEALTHCARE -- 11.8%
                       Drugs -- 3.3%
                       Alkermes, Inc.+.............................................       81,200     5,384,575
                       Cephalon, Inc.+.............................................      157,100     5,577,050
                       CuraGen Corp.+..............................................       22,900     2,106,800
                       Lynx Therapeutics, Inc.+....................................       44,800     1,831,200

                       Health Services -- 1.1%
                       Invitrogen Corp.+...........................................       77,400     5,118,075

                       Medical Products -- 7.4%
                       Affymetrix, Inc.+...........................................       21,600     5,000,400
                       Genzyme Corp.+..............................................       77,200     4,014,400
                       MedImmune, Inc.+............................................       38,000     5,548,000
                       Millenium Pharmaceuticals, Inc.+............................       23,300     4,367,294

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products (continued)
                       Myriad Genetics, Inc.+......................................       79,500   $ 5,127,750
                       Nanogen, Inc.+..............................................       27,000       896,062
                       QLT PhotoTherapeutics, Inc.+................................       93,500     6,457,344
                       Visible Genetics, Inc.+.....................................       33,600     1,673,700
                                                                                                   ------------
                                                                                                    53,102,650
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 6.5%
                       Aerospace & Military Technology -- 0.4%
                       Heico Corp. ................................................      115,100     1,971,088

                       Business Services -- 3.9%
                       Critical Path, Inc.+........................................       79,600     5,099,375
                       Mobile Mini, Inc.+..........................................       94,200     1,825,125
                       VeriSign, Inc.+@............................................       54,200     8,746,525
                       Ziff-Davis, Inc.+...........................................      117,000     2,032,875

                       Machinery -- 1.1%
                       Kulicke & Soffa Industries, Inc.+...........................       97,400     5,095,237

                       Transportation -- 1.1%
                       Offshore Logistics, Inc.+...................................      123,900     1,146,075
                       RailWorks Corp.+............................................      336,500     3,533,250
                                                                                                   ------------
                                                                                                    29,449,550
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 5.5%
                       Broadcasting & Media -- 3.7%
                       Aether Systems, Inc.+.......................................        7,000       861,000
                       Cablevision Systems Corp., Class A+.........................       39,200     2,993,900
                       Cinar Corp., Class B+.......................................      137,800     3,324,425
                       Classic Communications, Inc.+...............................       10,000       285,000
                       Martha Stewart Living Omnimedia, Inc.+......................       75,000     1,687,500
                       Regent Communications, Inc.+................................       60,700       713,225
                       Spanish Broadcasting System, Inc.+..........................      127,300     4,360,025
                       USA Networks, Inc.+.........................................       46,000     2,282,750

                       Cable -- 0.4%
                       Charter Communications, Inc., Class A+......................       97,400     1,728,850

                       Entertainment Products -- 0.1%
                       Oakley, Inc.+...............................................       55,100       296,162

                       Leisure & Tourism -- 1.3%
                       Bally Total Fitness Holding Corp.+..........................       83,500     1,831,781
                       Outback Steakhouse, Inc.+...................................       73,050     1,807,988
                       Royal Caribbean Cruises, Ltd. ..............................       50,000     2,471,875
                                                                                                   ------------
                                                                                                    24,644,481
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 52.6%
                       Cellular -- 0.5%
                       Airgate PCS, Inc.+..........................................       37,500     2,292,188

                       Communication Equipment -- 2.0%
                       Ariba, Inc.+................................................       13,500     2,195,437
                       Extreme Networks, Inc.+.....................................       42,600     3,605,025
                       Proxim, Inc.+...............................................       34,800     2,973,225

                       Computers & Business Equipment -- 5.6%
                       Carrier Access Corp.+.......................................      101,800     4,479,200
                       Gadzoox Networks, Inc.+.....................................      103,000     3,914,000
                       Linear Technology Corp.+....................................       35,600     3,370,875

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment (continued)
                       Network Appliance, Inc.+....................................       57,200   $ 5,741,450
                       Sun Microsystems, Inc.+.....................................      100,000     7,856,250

                       Computer Services -- 3.7%
                       AnswerThink Consulting Group, Inc.+.........................       64,200     2,090,512
                       CheckFree Holdings Corp.+...................................       75,900     4,478,100
                       Documentum, Inc.+...........................................       87,600     5,661,150
                       Entrust Technologies, Inc.+.................................       65,400     3,098,325
                       USWeb Corp.+................................................       50,400     1,445,850

                       Computer Software -- 8.4%
                       DSET Corp.+.................................................      190,500     5,905,500
                       E.piphany, Inc. ............................................        9,900     1,564,200
                       I2 Technologies, Inc.+......................................       26,700     5,143,087
                       Kana Communications, Inc.+..................................       16,700     4,173,956
                       Macromedia, Inc.+...........................................       55,400     3,791,438
                       Micromuse, Inc.+............................................       22,000     3,590,125
                       Mission Critical Software, Inc.+............................       64,300     3,697,250
                       New Era of Networks, Inc.+..................................       90,600     4,728,188
                       Project Software & Development, Inc.+.......................       85,200     4,025,700
                       Scientific Learning Corp.+..................................       50,000     1,256,250

                       Electronics -- 2.0%
                       Digital Microwave Corp.+....................................      128,500     4,112,000
                       National Semiconductor Corp.+...............................       89,200     4,683,000

                       Internet Content -- 7.1%
                       Ask Jeeves, Inc.+...........................................        3,500       334,250
                       CMGI, Inc.+.................................................       27,500     3,095,469
                       DoubleClick, Inc.+..........................................       42,304     4,180,164
                       Internet Capital Group, Inc.+...............................       56,200     6,687,800
                       L90, Inc.+..................................................        1,000        22,500
                       Neoforma.com, Inc.+.........................................       19,000       955,937
                       Stamps.com, Inc.+...........................................       76,900     2,576,150
                       Ticketmaster Online-Citysearch, Inc.+.......................      123,600     4,449,600
                       Yahoo!, Inc.+...............................................       30,500     9,822,906

                       Internet Software -- 13.4%
                       Agile Software Corp.+.......................................       16,000     2,360,000
                       Allaire Corp.+..............................................       13,200     1,650,000
                       America Online, Inc.+.......................................       57,300     3,262,519
                       Art Technology Group, Inc.+.................................       55,800     5,998,500
                       BroadVision, Inc.+..........................................       44,100     5,614,481
                       Commerce One, Inc.+.........................................       13,500     2,325,375
                       Engage Technologies, Inc.+..................................       56,300     7,319,000
                       Entrade, Inc.+(1)...........................................       46,000     1,467,113
                       Harbinger Corp.+............................................       87,600     1,894,350
                       Inktomi Corp.+..............................................       57,800     5,747,487
                       Lycos, Inc.+................................................       67,000     4,920,312
                       Netopia, Inc.+..............................................       76,300     3,786,388
                       RealNetworks, Inc.+.........................................       18,800     2,955,125
                       Vignette Corp.+.............................................       56,200    10,959,000

                       Telecommunications -- 9.9%
                       Amdocs, Ltd.+...............................................      107,600     5,722,975
                       At Home Corp., Series A+....................................       31,500     1,135,477
                       Clarent Corp.+..............................................       24,600     2,134,050
                       Clear Channel Communications, Inc.+.........................       50,410     4,354,164
                       Comcast Corp., Class A......................................       70,200     3,229,200
                       Covad Communications Group, Inc.+...........................       33,500     2,370,125

---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Entercom Communications Corp.+..............................       40,800   $ 2,167,500
                       Infonet Services Corp.+.....................................       50,200     1,418,150
                       IXnet, Inc.+................................................      108,800     3,971,200
                       Metalink, Ltd.+.............................................       40,500       893,531
                       Powerwave Technologies, Inc.+...............................       74,000     6,743,250
                       Qwest Communications International, Inc.+...................      180,700     7,115,062
                       Rhythms NetConnections, Inc.+...............................       93,000     3,167,813
                                                                                                   ------------
                                                                                                   236,679,204
                                                                                                   ------------
                       MATERIALS -- 0.0%
                       Metals & Minerals -- 0.0%
                       Global Industries, Inc.+....................................       17,900       156,625
                                                                                                   ------------
                       UTILITIES -- 0.7%
                       Energy Sources -- 0.7%
                       Smith International, Inc.+..................................       61,700     3,165,981
                                                                                                   ------------
                       EDUCATION -- 0.2%
                       Education -- 0.2%
                       Career Education Corp.+.....................................       19,000       648,375
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $271,937,522)......................                392,901,818
                                                                                                   ------------
                       OPTIONS -- 1.4%+                                                 CONTRACTS
                       ----------------------------------------------------------------------------------------
                       PUT OPTIONS -- 1.4%
                       CMG Information Services, Inc. expires 3/00.................          200       352,500
                       Morgan Stanley High Tech Index expires 2/00.................           90     1,303,875
                       PHLX Street.com Internet Index expires 3/00.................          230     3,314,875
                       S&P 500 Index expires 2/00..................................          230     1,075,250
                                                                                                   ------------
                       TOTAL OPTIONS (cost $5,239,584).............................                  6,046,500
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $277,177,106).............                398,948,318
                                                                                                   ------------

                                                                                                 PRINCIPAL
                       REPURCHASE AGREEMENTS -- 7.7%                                               AMOUNT
                       ----------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 7.7%
                       Paine Webber, Inc. Joint Repurchase Agreement Account (Note 3).........  $34,000,000      34,000,000
                       State Street Bank & Trust Co. Joint Repurchase Agreement Account
                         (Note 3).............................................................      790,000         790,000
                                                                                                              -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $34,790,000)                                            34,790,000
                                                                                                              -------------
                       TOTAL INVESTMENTS --
                         (cost $311,967,106)                                     96.4%                          433,738,318
                       Total written call options                                (0.1)                             (210,700)
                       Other assets less liabilities --                           3.7                            16,545,307
                                                                                -----                          ------------
                       NET ASSETS --                                            100.0%                        $ 450,072,925
                                                                                =====                         =============

              -----------------------------
               + Non-income producing securities
               # Security represents an investment in an affiliated company
              (1) Fair valued security; see Note 2

                                                           ---------------------

               @ The security or a portion thereof represents collateral for the following written call options:

                       OPEN COVERED WRITTEN CALL OPTIONS
                       ----------------------------------------------------------
                                                  EXPIRATION   STRIKE
                        CALL OPTIONS   CONTRACTS     DATE      PRICE     VALUE
                       ----------------------------------------------------------
                       VeriSign, Inc.     172     March 2000    $200   $(210,700)
                                                                       ==========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH
    AND INCOME PORTFOLIO                INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 97.6%                                              SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       AUSTRALIA -- 3.2%
                       AMP Ltd. (Industrial & Commercial)..........................        489,040      $   4,742,515
                       Australia & New Zealand Banking Group Ltd. (Finance)........        246,790          1,661,119
                       Pioneer International Ltd. (Industrial & Commercial)........        574,300          1,634,159
                                                                                                        -------------
                                                                                                            8,037,793
                                                                                                        -------------
                       BRAZIL -- 0.9%
                       Telesp Celular Participacoes SA ADR (Information
                         Technology)...............................................         55,463          2,211,587
                                                                                                        -------------
                       CANADA -- 8.3%
                       Abitibi Consolidated, Inc. (Materials)......................        242,451          3,031,681
                       Bank of Nova Scotia (Finance)...............................        200,196          4,075,640
                       BCE, Inc. (Information Technology)..........................         68,184          6,917,063
                       Canadian National Railway Co. (Industrial & Commercial).....         73,476          1,781,850
                       Canadian Pacific Ltd. (Industrial & Commercial).............         87,491          1,868,558
                       Manulife Financial Corp. (Finance)+.........................        105,668          1,273,986
                       National Bank of Canada (Finance)...........................        178,925          2,151,045
                                                                                                        -------------
                                                                                                           21,099,823
                                                                                                        -------------
                       CHINA -- 0.1%
                       Shandong International Power Development Co., Ltd.
                         (Utilities)+..............................................      2,658,000            331,375
                                                                                                        -------------
                       DENMARK -- 0.5%
                       Unidanmark AS, Class A (Finance)............................         22,617          1,352,322
                                                                                                        -------------
                       FRANCE -- 10.9%
                       Assurances Generales de France (Finance)....................         31,848          1,558,845
                       Aventis SA (Healthcare)+....................................         94,085          4,949,474
                       AXA SA de CV (Finance)......................................         35,016          4,405,238
                       Banque Nationale de Paris (Finance).........................         24,255          1,923,422
                       Rhodia SA (Materials).......................................         68,200          1,457,734
                       Schneider Electric SA (Industrial & Commercial).............         36,616          2,590,948
                       Societe Generale d'Enterprises SA (Finance).................          6,119          1,227,873
                       Total Fina SA, Class B (Energy).............................         47,350          5,878,371
                       Valeo SA (Consumer Discretionary)...........................         53,595          3,661,611
                                                                                                        -------------
                                                                                                           27,653,516
                                                                                                        -------------
                       GERMANY -- 4.2%
                       Allianz AG (Finance)........................................          5,177          1,696,714
                       Bayer AG (Industrial & Commercial)..........................         43,030          1,676,532
                       Deutsche Lufthansa AG (Industrial & Commercial).............         73,601          1,520,738
                       Henkel KGaA (Materials).....................................         23,152          1,206,645
                       Veba AG (Utilities).........................................        111,795          4,675,447
                                                                                                        -------------
                                                                                                           10,776,076
                                                                                                        -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       GREECE -- 0.6%
                       Hellenic Telecommunications Organization SA (Information
                         Technology)...............................................         69,764      $   1,574,688
                                                                                                        -------------
                       HONG KONG -- 1.4%
                       Henderson Land Development Co., Ltd. (Real Estate)..........        277,000          1,495,276
                       Hong Kong Electric Holdings Ltd. (Utilities)................        655,251          2,025,421
                                                                                                        -------------
                                                                                                            3,520,697
                                                                                                        -------------
                       INDIA -- 0.8%
                       Mahanagar Telephone Nigam Ltd. GDR (Information
                         Technology)+..............................................        142,162          2,043,579
                                                                                                        -------------
                       INDONESIA -- 0.2%
                       PT Astra International, Inc. (Consumer Discretionary)+......      1,172,000            579,301
                                                                                                        -------------
                       IRELAND -- 1.5%
                       CRH PLC (Industrial & Commercial)...........................         67,508          1,286,789
                       Jefferson Smurfit Corp. (Materials).........................        906,000          2,566,847
                                                                                                        -------------
                                                                                                            3,853,636
                                                                                                        -------------
                       ITALY -- 4.1%
                       ENI SpA (Energy)............................................        808,733          3,820,326
                       San Paolo-IMI SpA (Finance).................................        268,197          3,198,711
                       Telecom Italia Mobile SpA (Information Technology)..........        302,053          3,322,439
                                                                                                        -------------
                                                                                                           10,341,476
                                                                                                        -------------
                       JAPAN -- 23.0%
                       Aiful Corp. (Finance).......................................         14,450          2,349,320
                       Asahi Glass Co., Ltd. (Materials)...........................         60,000            505,916
                       Canon, Inc. (Information & Entertainment)...................         78,000          3,190,347
                       Chubu Electric Power Co., Inc. (Utilities)..................        148,300          2,314,381
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....        123,000          2,148,747
                       Eisai Co., Ltd. (Healthcare)................................         78,000          1,453,461
                       Fuji Heavy Industries Ltd. (Consumer Discretionary).........        467,000          3,180,630
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        171,000          5,464,735
                       Kansai Electric Power Co., Inc. (Utilities).................        136,500          2,359,149
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................        113,000          1,393,944
                       Marui Co., Ltd. (Consumer Discretionary)....................         51,000            712,755
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................         52,000          1,378,366
                       NEC Corp. (Information Technology)..........................         73,000          1,564,334
                       Nikko Securities Co., Ltd. (Finance)........................        291,000          4,039,784
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................            222          3,350,787
                       Nomura Securities Co., Ltd. (Finance).......................         76,000          1,727,755
                       Promise Co., Ltd. (Finance).................................         70,560          4,858,273
                       Ricoh Co., Ltd. (Information Technology)....................        119,000          2,087,739
                       Shiseido Co., Ltd. (Healthcare).............................        137,000          1,889,127
                       Sony Corp. (Information & Entertainment)....................          2,800            703,326
                       TDK Corp. (Information & Entertainment).....................         26,000          2,754,309
                       Teijin Ltd. (Materials).....................................        662,000          2,898,910
                       Toshiba Corp. (Industrial & Commercial).....................        459,000          3,588,009
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............         58,000          2,539,830
                                                                                                        -------------
                                                                                                           58,453,934
                                                                                                        -------------
                       KOREA -- 0.9%
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)+...........         70,800          1,077,597
                       Hyundai Motor Co., Ltd. GDR (Consumer Discretionary)+.......         58,992            433,591

---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       KOREA (continued)
                       Pohang Iron & Steel Co., Ltd. (Materials)...................            200      $      23,676
                       Pohang Iron & Steel Co., Ltd. ADR (Materials)...............         24,863            876,421
                                                                                                        -------------
                                                                                                            2,411,285
                                                                                                        -------------
                       MEXICO -- 1.3%
                       Carso Global Telecom (Information Technology)+..............         84,800            847,394
                       Fomento Economico Mexicano SA de CV (Consumer Staples)......        603,215          2,422,228
                                                                                                        -------------
                                                                                                            3,269,622
                                                                                                        -------------
                       NETHERLANDS -- 5.1%
                       Akzo Nobel NV (Materials)...................................        114,247          4,743,426
                       ING Groep NV (Finance)......................................         99,015          4,986,555
                       Philips Electronics NV (Industrial & Commercial)............         22,301          3,275,750
                                                                                                        -------------
                                                                                                           13,005,731
                                                                                                        -------------
                       PORTUGAL -- 1.3%
                       Portugal Telecom SA (Information Technology)................        273,256          3,253,714
                                                                                                        -------------
                       SINGAPORE -- 0.8%
                       DBS Group Holdings Ltd. (Finance)...........................         86,244          1,154,986
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............         96,600            822,731
                                                                                                        -------------
                                                                                                            1,977,717
                                                                                                        -------------
                       SOUTH AFRICA -- 0.5%
                       Sappi Ltd. (Materials)......................................        123,300          1,250,586
                                                                                                        -------------
                       SPAIN -- 1.2%
                       Iberdrola SA (Utilities)....................................        256,346          2,957,290
                                                                                                        -------------
                       SWEDEN -- 2.2%
                       Investor AB (Finance).......................................         95,300          1,336,538
                       Pharmacia & Upjohn, Inc. ADR (Healthcare)...................         30,569          1,398,967
                       SKF AB, Class B (Materials).................................         64,605          1,481,968
                       Svenska Cellulosa AB, Class B (Materials)...................         54,949          1,382,149
                                                                                                        -------------
                                                                                                            5,599,622
                                                                                                        -------------
                       SWITZERLAND -- 2.0%
                       Clariant AG (Materials).....................................          5,639          2,420,964
                       Julius Baer Holdings AG (Finance)...........................            426          1,217,733
                       UBS AG (Finance)............................................          5,650          1,319,053
                                                                                                        -------------
                                                                                                            4,957,750
                                                                                                        -------------
                       UNITED KINGDOM -- 22.6%
                       Allied Zurich PLC (Finance).................................        360,247          3,508,081
                       AstraZeneca Group PLC (Healthcare)..........................         53,653          1,984,787
                       Barclays PLC (Finance)......................................         26,518            641,823
                       Bass PLC (Consumer Staples).................................        400,482          3,818,844
                       Blue Circle Industries PLC (Materials)......................        409,274          2,749,767
                       BOC Group PLC (Materials)...................................         93,397          2,008,004
                       BP Amoco PLC (Energy).......................................        507,779          4,480,277
                       British Aerospace PLC (Industrial & Commercial).............        265,630          1,422,364
                       British America Tobacco PLC (Consumer Staples)..............        198,647            874,751
                       British Telecommunications PLC (Information Technology).....         89,259          1,735,877
                       Cable & Wireless PLC (Information Technology)...............        281,759          5,742,978
                       Canary Wharf Group PLC (Real Estate)+.......................        210,200          1,255,720

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ----------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Carlton Communications PLC (Information & Entertainment)....        195,300      $   1,874,954
                       Cookson Group PLC (Materials)...............................        460,719          1,655,857
                       Diageo PLC (Consumer Staples)...............................        612,060          4,558,117
                       HSBC Holdings PLC (Finance).................................        112,517          1,334,065
                       Invensys PLC (Industrial & Commercial)......................        851,801          4,143,967
                       Rolls-Royce PLC (Industrial & Commercial)...................        213,000            718,984
                       Royal & Sun Alliance Insurance Group PLC (Finance)..........        105,300            688,721
                       Scottish & Southern Energy PLC (Utilities)..................        323,474          2,537,271
                       Scottish Power PLC (Utilities)..............................        641,219          4,474,220
                       Smiths Industries PLC (Multi-industry)......................        131,700          1,530,890
                       Tesco PLC (Consumer Discretionary)..........................        754,320          1,996,673
                       Tomkins PLC (Industrial & Commercial).......................        478,007          1,435,529
                                                                                                        -------------
                                                                                                           57,172,521
                                                                                                        -------------
                       TOTAL COMMON STOCK (cost $237,929,303)......................                       247,685,641
                                                                                                        -------------
                       PREFERRED STOCK -- 0.2%
                       ----------------------------------------------------------------------------------------------
                       KOREA -- 0.2%
                       Pohang Iron & Steel Co., Ltd. (Materials) (cost $656,433)...          5,200            628,220
                                                                                                        -------------
                       WARRANTS -- 0.0%+                                                  WARRANTS
                       ----------------------------------------------------------------------------------------------
                       JAPAN -- 0.0%
                       Ito Yokado Co., Ltd. 2/29/00 (Consumer Discretionary)(1)
                         (cost $534,738)...........................................         13,800             69,394
                                                                                                        -------------
                       TOTAL INVESTMENT SECURITIES (cost $239,120,474).............                       248,383,255
                                                                                                        -------------

                                                                                        PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.9%                                       AMOUNT
                       ----------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.9%
                       Agreement with SBC Warburg Dillon Read LLC, bearing interest at 5.70%, dated 1/31/00, to be repurchased 2/01/00 in the
                         amount of $2,282,361 and collateralized by $1,638,000 of
                         U.S. Treasury Bonds, bearing interest at 10.63%, due
                         8/15/15 and having an approximate value of $2,328,080
                         (cost $2,282,000).........................................     $2,282,000          2,282,000
                                                                                                        -------------

                       TOTAL INVESTMENTS --
                         (cost $241,402,474)                        98.7%                               250,665,255
                       Other assets less liabilities --              1.3                                  3,296,785
                                                                   ------                              -------------
                       NET ASSETS --                               100.0%                              $253,962,040
                                                                   ======                              =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              (1) Fair valued security; see Note 2

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 94.6%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINLAND -- 2.5%
                       Nokia Oyj (Information Technology)..........................      86,000   $  15,561,737
                                                                                                  -------------
                       FRANCE -- 4.9%
                       Banque Nationale de Paris (Finance).........................     138,000      10,943,401
                       Carrefour SA (Consumer Discretionary).......................      28,100       4,467,631
                       Castorama Dubois Investisse SA (Consumer Discretionary).....      17,000       3,967,148
                       Total Fina SA, Class B (Energy).............................      95,000      11,793,986
                                                                                                  -------------
                                                                                                     31,172,166
                                                                                                  -------------
                       GERMANY -- 4.5%
                       Mannesmann AG (Industrial & Commercial).....................     104,385      28,551,807
                                                                                                  -------------
                       HONG KONG -- 1.5%
                       China Telecom Ltd. (Information Technology)+................   1,492,000       9,223,726
                                                                                                  -------------
                       IRELAND -- 0.6%
                       CRH PLC (Industrial & Commercial)...........................     216,001       4,115,148
                                                                                                  -------------
                       JAPAN -- 13.4%
                       Bank of Fukuoka Ltd. (Finance)..............................     505,000       3,020,684
                       Banyu Pharmaceutical Co., Ltd. (Healthcare).................     309,000       5,090,021
                       Canon, Inc. (Information & Entertainment)...................     412,000      16,851,579
                       Daito Trust Construction Co., Ltd. (Industrial &
                         Commercial)...............................................          30             377
                       DDI Corp. (Information Technology)..........................         260       2,955,371
                       Kao Corp. (Consumer Staples)................................     250,000       6,824,746
                       NTT Mobile Communications Network, Inc. (Information
                         Technology)...............................................         320      10,852,511
                       Softbank Corp. (Finance)....................................      12,800      12,522,128
                       Sumitomo Trust & Banking Co., Ltd. (Finance)................     596,000       3,703,829
                       Takeda Chemical Industries Ltd. (Healthcare)................     181,000       9,781,049
                       TDK Corp. (Information & Entertainment).....................      51,000       5,402,683
                       Tokyo Electron Ltd. (Information Technology)................      55,000       7,640,455
                                                                                                  -------------
                                                                                                     84,645,433
                                                                                                  -------------
                       KOREA -- 1.0%
                       SK Telecom Co., Ltd. ADR (Information Technology)...........     172,500       6,328,594
                                                                                                  -------------
                       NETHERLANDS -- 6.1%
                       Equant NV (Information Technology)+.........................      57,300       5,844,143
                       Equant NV ADR (Information Technology)+.....................      70,900       7,333,719
                       STMicroelectronics NV (Industrial & Commercial).............      57,000       9,318,361
                       United Pan-Europe Communications NV (Information
                         Technology)+..............................................     127,403      16,164,895
                                                                                                  -------------
                                                                                                     38,661,118
                                                                                                  -------------
                       SINGAPORE -- 0.4%
                       DBS Group Holdings Ltd. (Finance)...........................     199,838       2,676,245
                                                                                                  -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       SPAIN -- 0.9%
                       Altadis SA (Consumer Staples)...............................     165,590   $   1,842,421
                       Repsol SA (Energy)..........................................     208,000       3,928,205
                                                                                                  -------------
                                                                                                      5,770,626
                                                                                                  -------------
                       SWEDEN -- 1.1%
                       Securitas AB, Class B (Industrial & Commercial).............     332,070       6,938,551
                                                                                                  -------------
                       SWITZERLAND -- 1.0%
                       ABB Ltd. (Industrial & Commercial)+.........................      56,000       6,197,320
                                                                                                  -------------
                       UNITED KINGDOM -- 7.8%
                       Bank of Scotland (Finance)..................................     870,275       8,664,934
                       British Airways PLC (Information & Entertainment)...........     815,493       4,330,397
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)............................................     534,200      12,427,801
                       CGU PLC (Finance)...........................................     272,377       3,580,636
                       Next PLC (Consumer Staples).................................   1,030,800       8,118,783
                       Royal Bank of Scotland Group PLC (Finance)..................     338,000       5,472,054
                       Standard Chartered PLC (Finance)............................     532,864       6,672,834
                                                                                                  -------------
                                                                                                     49,267,439
                                                                                                  -------------
                       UNITED STATES -- 48.9%
                       AES Corp. (Utilities)+......................................     145,000      11,618,125
                       Altera Corp. (Information Technology)+......................     114,300       7,515,225
                       American International Group, Inc. (Finance)#...............      56,312       5,863,487
                       Applied Materials, Inc. (Materials)+........................      55,000       7,548,750
                       AT&T Corp. (Utilities)......................................      40,000       2,110,000
                       AT&T Corp. Liberty Media Group, Inc., Class A (Information &
                         Entertainment)+...........................................     322,650      16,495,481
                       Bristol-Myers Squibb Co. (Healthcare).......................     159,200      10,507,200
                       Cardinal Health, Inc. (Healthcare)..........................      44,400       2,122,875
                       Carnival Corp. (Information & Entertainment)................      75,500       3,402,219
                       CBS Corp. (Information & Entertainment)+....................      98,800       5,761,275
                       Chase Manhattan Corp. (Finance).............................     133,000      10,698,187
                       Cisco Systems, Inc. (Information Technology)+...............     147,000      16,096,500
                       Citigroup, Inc. (Finance)...................................     279,898      16,076,641
                       Computer Sciences Corp. (Industrial & Commercial)+..........      70,000       6,431,250
                       Dell Computer Corp. (Information Technology)+...............     243,800       9,371,063
                       EMC Corp. (Information Technology)+.........................      27,500       2,928,750
                       Home Depot, Inc. (Consumer Discretionary)...................     226,650      12,834,056
                       Hon Hai Precision Industry Co., Ltd. GDR (Information
                         Technology)+..............................................     128,900       2,726,235
                       Honeywell International, Inc. (Industrial & Commercial).....      60,000       2,880,000
                       Household International, Inc. (Finance).....................     110,720       3,902,880
                       Intel Corp. (Information Technology)........................     208,000      20,579,000
                       Kroger Co. (Consumer Discretionary)+........................     148,000       2,571,500
                       Masco Corp. (Consumer Discretionary)........................     102,000       2,033,625
                       MBNA Corp. (Finance)........................................     194,387       4,908,272
                       MediaOne Group, Inc. (Information & Entertainment)+.........     106,500       8,466,750
                       Microsoft Corp. (Information Technology)+...................     140,000      13,702,500
                       Morgan Stanley, Dean Witter & Co. (Finance).................     234,000      15,502,500
                       Sanmina Corp. (Information Technology)+.....................     111,000      11,793,750
                       Schering-Plough Corp. (Healthcare)..........................     219,900       9,675,600
                       Solectron Corp. (Information Technology)+...................     119,000       8,642,375
                       Sprint Corp. (Utilities)+...................................     151,000       9,767,812
                       Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Industrial
                         & Commercial)+............................................     119,000       6,158,250

---------------------

                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UNITED STATES (continued)
                       Tyco International Ltd. (Industrial & Commercial)+..........     493,400   $  21,092,850
                       United Technologies Corp. (Industrial & Commercial).........     145,000       7,675,938
                       Warner-Lambert Co. (Healthcare).............................     102,000       9,683,625
                                                                                                  -------------
                                                                                                    309,144,546
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $450,120,800).............                 598,254,456
                                                                                                  -------------

                                                                                     PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.4%                                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 1.4%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         5.00% due 2/01/00 (cost $8,879,000).......................  $8,879,000       8,879,000
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $458,999,800)                        96.0%                         607,133,456
                       Other assets less liabilities --              4.0                           25,361,222
                                                                   ------                        -------------
                       NET ASSETS --                               100.0%                        $632,494,678
                                                                   ======                        =============

              -----------------------------

              +  Non-income producing securities

              #  Security represents an investment in an affiliated company

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                  INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 78.3%                                               SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.4%
                       Amcor Ltd. (Materials)......................................         23,394     $     97,761
                       AMP Diversified Property Trust (Real Estate)................         14,106           19,889
                       AMP Ltd. (Industrial & Commercial)..........................         34,157          331,241
                       AMP, Inc. (Information Technology) (1)......................          8,021                0
                       Australian Gas Light Co., Ltd. (Utilities)..................         13,723           79,673
                       Brambles Industries Ltd. (Industrial & Commercial)..........          7,859          186,477
                       Broken Hill Proprietary Co., Ltd. (Energy)..................         36,309          434,231
                       Coca-Cola Amatil Ltd. (Consumer Staples)....................         22,603           53,789
                       Coles Myer Ltd. (Consumer Discretionary)....................         39,485          191,455
                       Colonial Ltd. (Finance).....................................         29,103          117,719
                       CSL Ltd. (Healthcare).......................................          3,815           56,208
                       FH Faulding & Co., Ltd. (Healthcare)........................          4,456           25,160
                       Foster's Brewing Group Ltd. (Consumer Staples)..............         63,810          164,472
                       General Property Trust (Real Estate)........................         49,504           77,064
                       Goodman Fielder Ltd. (Consumer Staples).....................         43,250           35,485
                       Leighton Holdings Ltd. (Industrial & Commercial)............         10,082           36,214
                       Lend Lease Corp., Ltd. (Finance)............................         19,300          245,652
                       Mayne Nickless Ltd. (Industrial & Commercial)...............         13,251           30,858
                       National Australia Bank Ltd. (Finance)......................         50,640          705,323
                       News Corp., Ltd. (Information & Entertainment)..............         67,524          794,832
                       Normandy Mining Ltd. (Materials)............................         44,977           29,843
                       North Ltd. (Materials)......................................         15,211           29,987
                       Orca Ltd. (Materials).......................................          4,513           22,459
                       Pacific Dunlop Ltd. (Multi-industry)........................         38,583           48,247
                       QBE Insurace Group Ltd. (Finance)...........................         14,694           66,373
                       Rio Tinto Ltd. (Materials)..................................          4,111           73,053
                       Santos Ltd. (Energy)........................................         21,686           58,802
                       Southcorp Ltd. (Multi-industry).............................         22,990           80,965
                       Stockland Trust Group (Real Estate).........................         11,303           23,942
                       Stockland Trust Group New Shares (Real Estate)+.............            406              795
                       Suncorp-Metway Ltd. (Finance)...............................         11,381           59,280
                       TABCORP Holdings Ltd. (Information & Entertainment).........         11,966           65,014
                       Telstra Corp., Ltd. (Information Technology)................        306,112        1,523,336
                       Wesfarmers Ltd. (Consumer Discretionary)....................          6,691           53,147
                       Westfield Trust (Real Estate)...............................         46,989           88,138
                       Westfield Trust New Units (Real Estate)+....................          1,623            2,899
                       Westpac Banking Corp., Ltd. (Finance).......................         66,742          453,151
                       WMC Ltd. (Materials)........................................         40,373          205,188
                       Woolworths Ltd. (Consumer Discretionary)....................         40,800          126,768
                                                                                                       -------------
                                                                                                          6,694,890
                                                                                                       -------------
                       FINLAND -- 2.7%
                       Instrumentarium Oyj (Healthcare)............................            800           26,469
                       Kemira Oyj (Materials)......................................            175            1,076
                       Kesko Oyj, Class B (Consumer Discretionary).................          5,500           67,100
                       Kone Oyj, Class B (Industrial & Commercial).................          1,900           95,502
                       Metra Oyj, Class B (Industrial & Commercial)................          2,800           49,190
                       Metso Oyj (Industrial & Commercial)+........................          7,900          115,656
                       Nokia Oyj (Information Technology)..........................         44,400        8,034,199

---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FINLAND (continued)
                       Outokumpu Oyj (Materials)...................................          7,100     $     92,857
                       Oyj Hartwall Abp (Consumer Staples).........................          3,700           52,362
                       Pohjola Group Insurance Corp., Class A (Finance)............          1,400           78,582
                       Pohjola Group Insurance Corp., Class B (Finance)............          1,400           78,910
                       Raisio Group PLC (Consumer Staples).........................          8,700           25,983
                       Rautaruukki Oyj (Materials).................................            409            2,595
                       Sampo Insurance Co., Ltd., Class A (Finance)................          3,300          114,338
                       Sanitec Oyj (Consumer Discretionary)+.......................            204            2,708
                       Sonera Oyj (Information Technology).........................         36,119        2,483,514
                       Stockmann AB, Class A (Consumer Discretionary)..............          1,800           27,230
                       Stockmann AB, Class B (Consumer Discretionary)..............          2,000           28,890
                       Tietoenator Oyj (Information Technology)....................          4,500          254,736
                       UPM-Kymmene Oyj (Materials).................................         31,700        1,184,971
                                                                                                       -------------
                                                                                                         12,816,868
                                                                                                       -------------
                       FRANCE -- 6.7%
                       Accor SA (Information & Entertainment)......................          7,130          292,273
                       Air Liquide SA (Materials)..................................          7,212        1,106,517
                       Alcatel (Information Technology)............................          3,274          651,867
                       Aventis SA (Materials)......................................         22,003        1,161,794
                       AXA SA de CV (Finance)......................................         11,444        1,439,729
                       Banque Nationale de Paris (Finance).........................         15,978        1,267,056
                       Bouygues SA (Consumer Discretionary)........................            486          305,947
                       Canal Plus (Information & Entertainment)....................          4,831          785,057
                       Cap Gemini SA (Industrial & Commercial).....................          1,756          372,250
                       Carrefour SA (Consumer Discretionary).......................         12,614        2,005,505
                       Compagnie de Saint-Gobain (Materials).......................          3,101          438,854
                       Danone Group (Consumer Staples).............................          2,818          605,081
                       Dassault Systemes SA (Information Technology)...............          3,064          214,865
                       Eridania Beghin-Say SA (Consumer Staples)...................          1,097          102,356
                       Essilor International SA (Healthcare).......................            404          113,165
                       France Telecom SA (Information Technology)..................         40,321        5,214,313
                       Gecina (Real Estate)........................................          1,710          180,248
                       Klepierre (Real Estate).....................................          3,610          345,289
                       L'Oreal SA (Consumer Staples)...............................          1,897        1,227,526
                       Lafarge SA (Materials)......................................          7,836          691,374
                       Lagardere Group SCA (Industrial & Commercial)...............          3,991          310,059
                       LVMH (Moet Henessy Louis Vuitton) (Consumer Staples)........          3,156        1,265,985
                       Michelin SA, Class B (Consumer Discretionary)...............          4,444          156,621
                       Pechiney SA, Class A (Industrial & Commercial)..............          3,915          263,652
                       Pernod-Ricard SA (Consumer Staples).........................          2,478          134,470
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......          3,846          766,129
                       PSA Peugeot Citroen SA (Consumer Discretionary).............          1,130          238,112
                       Sagem SA (Industrial & Commercial)..........................            447          366,469
                       Sanofi-Synthelabo SA (Healthcare)+..........................         15,650          588,064
                       Schneider Electric SA (Industrial & Commercial).............          4,788          338,799
                       Simco SA (Real Estate)......................................          5,124          400,082
                       Societe BIC SA (Consumer Staples)...........................          1,903           91,009
                       Societe des Immeubles de France (Real Estate)...............          5,960          103,833
                       Societe Eurafrance SA (Finance).............................            159           81,239
                       Societe Fonciere Lyonnaise (Real Estate)....................          1,650          191,638
                       Societe Generale d'Enterprises SA (Finance).................          3,429          688,082
                       Societe Immobiliere de Location pour L'Industrie et le
                         Commerce (Real Estate)....................................            645           97,576
                       Sodexho Alliance SA (Industrial & Commercial)...............          1,156          175,557
                       Suez Lyonnaise des Eaux SA (Multi-industry).................          4,470          643,501
                       Thomson CSF (Industrial & Commercial).......................          4,401          163,224
                       Total Fina SA, Class B (Energy).............................         21,889        2,717,458

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Unibail (Union du Credit-Bail Immobilier) SA (Real
                         Estate)...................................................          3,645     $    477,775
                       Usinor SA (Materials).......................................         26,683          446,631
                       Valeo SA (Consumer Discretionary)...........................          2,419          165,266
                       Vivendi (Industrial & Commercial)...........................         16,990        1,741,135
                                                                                                       -------------
                                                                                                         31,133,432
                                                                                                       -------------
                       GERMANY -- 9.3%
                       Allianz AG (Finance)........................................         14,673        4,808,941
                       BASF AG (Materials).........................................         47,325        2,034,635
                       Bayer AG (Industrial & Commercial)..........................         54,695        2,131,023
                       Beiersdorf AG (Healthcare)..................................          7,467          470,427
                       Continental AG (Consumer Discretionary).....................          5,482           88,282
                       DaimlerChrysler AG (Consumer Discretionary).................         23,444        1,519,321
                       Deutsche Bank AG (Finance)..................................         35,651        2,679,244
                       Deutsche Telekom AG (Information Technology)................        119,455        8,091,214
                       Douglas Holding AG (Consumer Discretionary).................          4,150          136,904
                       Dresdner Bank AG (Finance)..................................         27,388        1,321,833
                       Fresenius Medical Care AG (Healthcare)......................          2,700          212,002
                       Gehe AG (Healthcare)........................................          3,200          106,532
                       HypoVereinsbank AG (Finance)................................         26,067        1,551,925
                       IVG Holding AG (Industrial & Commercial)....................         18,620          258,967
                       Linde AG (Industrial & Commercial)..........................          4,220          193,580
                       MAN AG (Industrial & Commercial)............................          6,010          199,436
                       Mannesmann AG (Industrial & Commercial).....................         22,056        6,032,846
                       Metro AG (Consumer Discretionary)...........................         10,835          442,562
                       Munchener Ruckversicherungs-Gesellschaft AG (Finance).......         10,098        2,623,081
                       Preussag AG (Industrial & Commercial).......................          5,570          262,846
                       RWE AG (Utilities)..........................................         19,765          631,769
                       SAP AG (Information Technology).............................          2,430        1,380,318
                       Siemens AG (Industrial & Commercial)........................         23,194        3,149,081
                       Thyssen Krupp AG (Industrial & Commercial)+.................         41,930        1,063,607
                       Veba AG (Utilities).........................................         20,810          870,308
                       Viag AG (Industrial & Commercial)...........................         30,748          510,171
                       Volkswagen AG (Consumer Discretionary)......................          8,030          378,149
                                                                                                       -------------
                                                                                                         43,149,004
                                                                                                       -------------
                       HONG KONG -- 2.4%
                       Bank of East Asia Ltd. (Finance)............................         71,207          185,328
                       Cable & Wireless HKT Ltd. (Information Technology)..........        645,940        1,573,236
                       Cheung Kong Holdings Ltd. (Real Estate).....................        118,000        1,482,488
                       CLP Holdings, Ltd. (Utilities)..............................         96,000          401,003
                       Hang Lung Development Co., Ltd. (Real Estate)...............        125,000          116,477
                       Hang Seng Bank Ltd. (Finance)...............................        111,000        1,080,683
                       Hong Kong & China Gas Co., Ltd. (Utilities).................        278,700          356,412
                       Hong Kong & Shanghai Hotels Ltd. (Information &
                         Entertainment)+...........................................         50,000           25,866
                       Hopewell Holdings Ltd. (Real Estate)........................         86,400           48,028
                       Hutchison Whampoa Ltd. (Multi-industry).....................        208,000        2,994,152
                       Hysan Development Co., Ltd. (Real Estate)...................         63,901           65,293
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....         50,700          325,163
                       New World Development Co., Ltd. (Real Estate)...............        114,758          220,504
                       Shangri-La Asia Ltd. (Information & Entertainment)..........         76,000           84,005
                       Sino Land Co., Ltd. (Real Estate)...........................        182,069           94,773
                       South China Morning Post Holdings Ltd. (Information &
                         Entertainment)............................................         66,000           55,562
                       Sun Hung Kai Properties Ltd. (Real Estate)..................        146,000        1,355,761
                       Swire Pacific Ltd. Class A (Multi-industry).................         84,500          407,268
                       Television Broadcasting Ltd. (Information &
                         Entertainment)............................................         24,000          176,595
                       Wharf Holdings Ltd. (Multi-industry)........................        125,742          251,306
                                                                                                       -------------
                                                                                                         11,299,903
                                                                                                       -------------

---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       INDIA -- 0.5%
                       Cipla Ltd. (Healthcare).....................................          5,750     $    154,696
                       Container Corp. of India Ltd. (Industrial & Commercial).....         41,500          253,236
                       HDFC Bank Ltd. (Finance)....................................         65,000          350,568
                       Hero Honda Motors Ltd. (Consumer Discretionary).............         10,000          269,495
                       Infosys Technologies Ltd. (Information Technology)..........          2,350          388,343
                       Reliance Industries Ltd. (Materials)........................         51,500          388,612
                       Tata Engineering & Locomotive Co., Ltd. (Consumer
                         Discretionary)............................................         36,250          150,487
                       Tata Tea Ltd. (Consumer Staples)............................         21,750          241,445
                       Titan Industries Ltd. (Consumer Discretionary)..............         34,400          106,948
                                                                                                       -------------
                                                                                                          2,303,830
                                                                                                       -------------
                       ITALY -- 3.6%
                       Assicurazione Generali SpA (Finance)........................         46,901        1,319,247
                       Autogrill SpA (Consumer Staples)............................          9,570           97,233
                       Banca Commerciale Italiana SpA (Finance)....................         14,446           63,306
                       Banca Intesa SpA (Finance)..................................        211,633          681,628
                       Banca Popolare di Milano (Finance)..........................         16,815          117,670
                       Banco di Roma (Finance).....................................        197,924          214,423
                       Benetton Group SpA (Consumer Discretionary).................         80,178          150,247
                       Beni Stabili SpA (Real Estate)+.............................         59,825           21,954
                       Burgo (Cartiere) SpA (Materials)............................          4,066           23,414
                       Enel SpA (Utilities)+.......................................        278,780        1,123,728
                       ENI SpA (Energy)............................................        333,838        1,576,997
                       Fiat SpA (Consumer Discretionary)...........................          8,840          250,639
                       Impreglio SpA (Industrial & Commercial).....................         20,034           12,710
                       Istituto Nazionale delle Assicurazioni SpA (Finance)........        162,673          395,334
                       Italgas SpA (Utilities).....................................         21,696           92,748
                       La Rinascente SpA (Consumer Discretionary)..................         10,189           54,695
                       Mediaset SpA (Information & Entertainment)..................         55,898          882,723
                       Mediobanca SpA (Finance)....................................         26,633          213,929
                       Montedison SpA (Materials)..................................         66,303           94,803
                       Olivetti SpA (Information Technology)+......................        146,401          491,533
                       Parmalat Finanziaria SpA (Consumer Discretionary)...........         83,197           96,222
                       Pirelli SpA (Industrial & Commercial).......................        105,202          250,532
                       Reno de Medici SpA (Materials)..............................          5,697           12,233
                       Riunione Adriatica de Sicurta SpA (Finance).................         22,879          190,474
                       San Paolo-IMI SpA (Finance).................................         59,825          713,516
                       Sirti SpA (Consumer Discretionary)..........................          8,929           28,061
                       Snia SpA (Multi-industry)...................................         17,430           16,859
                       Societa Assicuratrice Industriale SpA (Finance).............          6,500           53,987
                       Telecom Italia Mobile SpA (Information Technology)..........        334,922        3,683,981
                       Telecom Italia Mobile SpA RNC (Information Technology)......         79,630          313,207
                       Telecom Italia SpA (Information Technology).................        145,773        2,367,447
                       Telecom Italia SpA RNC (Information Technology).............         16,192          109,517
                       UniCredito Italiano SpA (Finance)...........................        202,192          803,171
                       Unione Immobiliare SpA (Real Estate)........................        207,408           95,345
                                                                                                       -------------
                                                                                                         16,613,513
                                                                                                       -------------
                       JAPAN -- 21.0%
                       77 Bank Ltd. (Finance)......................................         14,000          138,656
                       Acom Co., Ltd. (Finance)....................................          5,700          664,372
                       Advantest Corp. (Information Technology)....................            700          160,440
                       Ajinomoto Co., Inc. (Consumer Discretionary)................         59,000          714,618
                       Asahi Bank Ltd. (Finance)...................................         84,000          469,580
                       Asahi Breweries Ltd. (Consumer Staples).....................         32,400          317,268
                       Asahi Chemical Industry Co., Inc. (Materials)...............         55,000          306,951
                       Asahi Glass Co., Ltd. (Materials)...........................        100,200          844,880
                       Bank of Fukuoka Ltd. (Finance)..............................          3,000           17,945
                       Bank of Tokyo-Mitsubishi Ltd. (Finance).....................        219,400        2,804,591

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Bank of Yokohama Ltd. (Finance).............................         13,000     $     53,657
                       Benesse Corp. (Information & Entertainment).................          2,200          403,596
                       Bridgestone Corp. (Consumer Discretionary)..................         38,400          810,361
                       Canon, Inc. (Information & Entertainment)...................         42,200        1,726,060
                       Casio Computer Co., Ltd. (Information Technology)...........         23,600          192,177
                       Central Japan Railway Co. (Industrial & Commercial).........             81          498,090
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................         35,400          514,525
                       Credit Saison Co., Ltd. (Finance)...........................            100            2,008
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....         40,400          705,767
                       Daiei, Inc. (Consumer Discretionary)+.......................         38,200          157,313
                       Daikin Industries Ltd. (Industrial & Commercial)............         35,400          517,824
                       Daiwa Bank Ltd. (Finance)...................................         74,000          213,733
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....         37,400          320,581
                       Daiwa Securities Group, Inc. (Finance)......................         88,000        1,430,728
                       Denso Corp. (Consumer Discretionary)........................         15,859          349,451
                       East Japan Railway Co. (Industrial & Commercial)............            204          963,645
                       Ebara Corp. (Industrial & Commercial).......................         23,600          299,040
                       Fanuc Ltd. (Information Technology).........................          9,500        1,000,186
                       Fuji Bank Ltd. (Finance)....................................        190,000        1,887,077
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....         22,600          871,741
                       Fuji Software ABC, Inc. (Information Technology)............            300           22,836
                       Fujitsu Ltd. (Information Technology).......................         76,400        2,825,939
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......         27,600          404,241
                       Gunma Bank Ltd. (Finance)...................................         27,000          173,074
                       Hitachi Ltd. (Information Technology).......................        172,800        2,448,792
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............         22,000          703,065
                       Industrial Bank of Japan Ltd. (Finance).....................         98,000          943,203
                       Ito-Yokado Co., Ltd. (Consumer Discretionary)...............         16,600        1,512,606
                       Japan Airlines Co., Ltd. (Information & Entertainment)......            100              286
                       Japan Energy Corp. (Energy).................................            400              373
                       Japan Tobacco, Inc. (Consumer Staples)......................             81          670,157
                       Joyo Bank Ltd. (Finance)....................................          1,000            4,100
                       Jusco Co., Ltd. (Consumer Discretionary)....................         18,800          338,936
                       Kajima Corp. (Industrial & Commercial)......................         71,800          195,338
                       Kansai Electric Power Co., Inc. (Utilities).................         48,600          839,961
                       Kao Corp. (Consumer Staples)................................         43,800        1,195,696
                       Kawasaki Steel Corp. (Materials)+...........................         11,000           21,317
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....         81,500          334,110
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................         71,800          885,709
                       Komatsu Ltd. (Industrial & Commercial)......................         65,800          295,496
                       Kubota Corp. (Industrial & Commercial)......................        104,000          385,652
                       Kyocera Corp. (Information Technology)......................         11,700        1,974,164
                       Kyowa Hakko Kogyo Co., Ltd. (Healthcare)....................         32,400          339,607
                       Marubeni Corp. (Consumer Discretionary).....................            200              786
                       Marui Co., Ltd. (Consumer Discretionary)....................          1,000           13,976
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................         92,000        2,438,647
                       Mitsubishi Chemical Corp. (Materials).......................         68,000          272,431
                       Mitsubishi Electric Corp. (Information Technology)..........        125,800          869,688
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................         32,000          316,929
                       Mitsubishi Heavy Industries Ltd. (Industrial &
                         Commercial)...............................................        196,400          627,646
                       Mitsubishi Materials Corp. (Materials)......................         62,600          161,560
                       Mitsubishi Trust & Banking Corp. (Finance)..................         48,800          448,762
                       Mitsui & Co., Ltd. (Consumer Discretionary).................            600            4,360
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................         23,000          205,506
                       Mitsui Trust & Banking Co., Ltd. (Finance)..................         11,000           23,675
                       Mitsukoshi Ltd. (Consumer Discretionary)....................         37,200          138,291
                       Murata Manufacturing Co., Ltd. (Information Technology).....         15,800        3,185,614
                       Mycal Corp. (Consumer Discretionary)........................         23,600          120,276

---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       NEC Corp. (Information Technology)..........................         63,800     $  1,367,185
                       NGK Insulators Ltd. (Industrial & Commercial)...............         37,400          276,676
                       Nichiei Co., Ltd. (Finance).................................          2,700           82,512
                       Nidec Corp. (Industrial & Commercial).......................          1,400          316,966
                       Nintendo Co., Ltd. (Information & Entertainment)............          5,400          994,168
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........         27,400          192,487
                       Nippon Meat Packers, Inc. (Consumer Staples)................         32,400          366,775
                       Nippon Mitsubishi Oil Corp. (Energy)........................        100,200          452,781
                       Nippon Steel Corp. (Materials)..............................        306,000          727,010
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................            501        7,561,912
                       Nippon Yusen Kabushiki Kaisha (Industrial & Commercial).....         96,000          379,242
                       Nissan Motor Co., Ltd. (Consumer Discretionary)+............         74,600          354,477
                       NKK Corp. (Materials)+......................................         35,200           23,285
                       Nomura Securities Co., Ltd. (Finance).......................         70,000        1,591,354
                       Oji Paper Co., Ltd. (Materials).............................         72,800          463,267
                       Oriental Land Co., Ltd. (Information & Entertainment).......          4,100          354,495
                       Orix Corp. (Finance)........................................          1,600          298,146
                       Osaka Gas Co., Ltd. (Utilities).............................        145,200          358,502
                       Pioneer Corp. (Industrial & Commercial).....................         10,600          286,406
                       Promise Co., Ltd. (Finance).................................          2,900          199,674
                       Rohm Co., Ltd. (Information Technology).....................          5,800        1,912,979
                       Sakura Bank Ltd. (Finance)..................................        139,400          883,183
                       Sankyo Co., Ltd. (Healthcare)...............................         28,600          668,834
                       Sanyo Electric Co., Ltd. (Information Technology)...........         94,000          400,242
                       Secom Co., Ltd. (Industrial & Commercial)...................         16,000        1,431,100
                       Sega Enterprises Ltd. (Information & Entertainment).........          1,400           52,436
                       Sekisui House Ltd. (Consumer Discretionary).................         37,400          362,396
                       Sharp Corp. (Information Technology)........................         57,800        1,024,277
                       Shimano, Inc. (Information & Entertainment).................         10,500          225,007
                       Shimizu Corp. (Consumer Discretionary)......................         55,000          167,567
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................          7,000          374,359
                       Shiseido Co., Ltd. (Healthcare).............................         15,600          215,112
                       Shizuoka Bank Ltd. (Finance)................................         21,000          202,311
                       SMC Corp. (Industrial & Commercial).........................          2,800          583,844
                       Softbank Corp. (Finance)....................................          4,100        4,010,994
                       Sony Corp. (Information & Entertainment)....................         16,600        4,169,719
                       Sumitomo Bank Ltd. (Finance)................................         91,000        1,233,625
                       Sumitomo Chemical Co., Ltd. (Materials).....................         84,400          404,975
                       Sumitomo Corp. (Consumer Discretionary).....................            400            4,454
                       Sumitomo Electric Industries Ltd. (Industrial &
                         Commercial)...............................................         50,200          665,093
                       Sumitomo Forestry Co., Ltd. (Materials).....................         21,800          151,318
                       Sumitomo Metal Industries Ltd. (Materials)+.................         45,800           36,698
                       Sumitomo Metal Mining Co., Ltd. (Materials)+................         33,400           85,266
                       Taisei Corp. (Consumer Discretionary).......................         75,800          141,247
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................         23,600          710,221
                       Taiyo Yuden Co., Ltd. (Information Technology)..............         41,000        2,036,057
                       Takeda Chemical Industries Ltd. (Healthcare)................         43,200        2,334,482
                       Takefuji Corp. (Finance)....................................          5,400          643,995
                       Teijin Ltd. (Materials).....................................         40,800          178,664
                       Terumo Corp. (Healthcare)...................................         10,000          245,039
                       Tobu Railway Co., Ltd. (Industrial & Commercial)............         48,200          141,012
                       Tohoku Electric Power Co., Inc. (Utilities).................         24,000          319,314
                       Tokai Bank Ltd. (Finance)...................................         70,000          400,447
                       Tokio Marine & Fire Insurance Co., Ltd. (Finance)...........         32,000          331,538
                       Tokyo Broadcasting System, Inc. (Information &
                         Entertainment)............................................          2,000           75,096
                       Tokyo Electric Power Co., Inc. (Utilities)..................         61,600        1,434,827
                       Tokyo Electron Ltd. (Information Technology)................          5,100          708,479
                       Tokyo Gas Co., Ltd. (Utilities).............................        128,400          290,703

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Tokyu Corp. (Industrial & Commercial).......................         58,000     $    146,986
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........         44,200          528,769
                       Toray Industries, Inc. (Materials)..........................         48,100          204,357
                       Toshiba Corp. (Industrial & Commercial).....................        122,000          953,676
                       Toto Ltd. (Materials).......................................         37,200          215,928
                       Toyota Motor Corp. (Consumer Discretionary).................         97,200        4,247,349
                       Ube Industries Ltd. (Materials).............................         69,800          141,122
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............          2,000           87,580
                       Yokogawa Electric Corp. (Information Technology)............         38,000          318,643
                                                                                                       -------------
                                                                                                         97,448,306
                                                                                                       -------------
                       KOREA -- 1.1%
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)+...........         15,453          235,199
                       Koolmin Bank (Finance)+.....................................         26,026          467,935
                       Korea Electric Power Corp. (Utilities)......................         23,664          730,878
                       LG Chemical Ltd. (Materials)................................         21,762          774,793
                       LG Electronics, Inc. (Information & Entertainment)+.........          4,938          156,469
                       Pohang Iron & Steel Co., Ltd. (Materials)...................          1,713          202,785
                       Samsung Electro-Mechanics Co. (Information Technology)+.....          6,237          455,215
                       Samsung Electronics Co. (Information Technology)............          4,632        1,150,270
                       Shinhan Bank (Finance)+.....................................         53,497          680,914
                       SK Telcom Co., Ltd. (Information & Entertainment)+..........             45          151,402
                                                                                                       -------------
                                                                                                          5,005,860
                                                                                                       -------------
                       NETHERLANDS -- 4.3%
                       ABN AMRO Holdings NV (Finance)..............................         63,869        1,284,748
                       Aegon NV (Finance)..........................................         24,926        1,785,659
                       Akzo Nobel NV (Materials)...................................         24,738        1,027,098
                       Buhrmann NV (Materials).....................................          3,244           63,956
                       Elsevier NV (Information & Entertainment)...................         24,949          290,498
                       Getronics NV (Information Technology).......................          3,419          221,073
                       Hagemeyer NV (Consumer Discretionary).......................          3,794           68,616
                       Heineken NV (Consumer Staples)..............................         14,996          776,445
                       ING Groep NV (Finance)......................................         39,268        1,977,600
                       Koninklijke Ahold NV (Consumer Discretionary)...............         25,510          606,509
                       Koninklijke KPN NV (Information Technology).................         16,138        1,381,336
                       Koninklijke Nedlloyd NV (Industrial & Commercial)...........          1,086           27,505
                       Oce NV (Information Technology).............................          3,931           48,112
                       Philips Electronics NV (Industrial & Commercial)............         14,003        2,056,873
                       Rodamco Continental Europe NV (Real Estate)+................          2,970          116,239
                       Royal Dutch Petroleum Co. NV (Energy).......................         87,613        4,663,732
                       STMicroelectronics NV (Industrial & Commercial).............          8,102        1,324,515
                       Stork NV (Industrial & Commercial)..........................          2,004           24,938
                       TNT Post Group NV (Industrial & Commercial).................         20,832          538,799
                       Uni-Invest NV (Real Estate).................................         15,520          193,888
                       Unilever NV (Consumer Staples)..............................         23,475        1,063,327
                       Vedior NV (Industrial & Commercial).........................          2,675           23,106
                       Wolters Kluwer NV (Information & Entertainment).............         11,652          420,322
                                                                                                       -------------
                                                                                                         19,984,894
                                                                                                       -------------
                       PORTUGAL -- 0.2%
                       INAPA-Investimentos Participacoes e Gestao SA (Materials)...            320            2,489
                       Portugal Telecom SA (Information Technology)................         61,172          728,387
                       Somague-Sociedade Gestora de Participacoes SA (Industrial &
                         Commercial)+..............................................            170              616
                                                                                                       -------------
                                                                                                            731,492
                                                                                                       -------------

---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       SINGAPORE -- 2.1%
                       City Developments Ltd. (Real Estate)........................         76,000     $    379,442
                       Creative Technology Ltd. (Information Technology)...........         10,400          172,875
                       Cycle & Carriage Ltd. (Consumer Discretionary)..............         32,000           69,545
                       DBS Group Holdings Ltd. (Finance)...........................        143,344        1,919,673
                       DBS Land Ltd. (Real Estate).................................        146,750          225,835
                       First Capital Corp., Ltd. (Real Estate).....................         33,000           34,890
                       Fraser & Neave Ltd. (Consumer Staples)......................         37,000          115,184
                       Hotel Properties Ltd. (Real Estate).........................         96,000           83,454
                       Keppel Corp., Ltd. (Multi-industry).........................         92,000          211,830
                       NatSteel Ltd. (Materials)...................................         52,000          110,567
                       Neptune Orient Lines Ltd. (Industrial & Commercial).........         74,000           73,891
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............        136,260        1,160,510
                       Parkway Holdings Ltd. (Real Estate).........................         49,000          104,188
                       Sembcorp Industries Ltd. (Industrial & Commercial)..........        206,331          226,631
                       Singapore Airlines Ltd. (Information & Entertainment).......        137,000        1,432,364
                       Singapore Press Holdings Ltd. (Information &
                         Entertainment)............................................         41,918          822,356
                       Singapore Technologies Engineering Ltd. (Industrial &
                         Commercial)...............................................        341,000          440,646
                       Singapore Telecommunications Ltd. (Information
                         Technology)...............................................        543,300          899,914
                       United Industrial Corp., Ltd. (Multi-industry)..............        177,000           85,250
                       United Overseas Bank Ltd. (Finance).........................        111,152          816,094
                       United Overseas Land Ltd. (Consumer Discretionary)..........         68,000           53,921
                       Venture Manufacturing Ltd. (Information Technology).........         28,000          378,267
                                                                                                       -------------
                                                                                                          9,817,327
                                                                                                       -------------
                       SPAIN -- 3.4%
                       Acerinox SA (Materials).....................................         12,731          478,132
                       ACS, Actividades de Construccion y Servicios SA (Industrial
                         & Commercial).............................................          3,857           68,851
                       Altadis SA (Consumer Staples)...............................         12,464          138,680
                       Autopistas, Concesionaria Espanola SA (Industrial &
                         Commercial)...............................................         18,464          170,297
                       Azucarera Ebro Agricolas SA (Consumer Staples)..............          5,231           66,371
                       Banco Bilbao Vizcaya SA (Finance)+..........................        206,279        2,667,600
                       Banco Santander Central Hispano SA (Finance)................        249,232        2,449,532
                       Corporacion Financiera Alba SA (Industrial & Commercial)....          6,150          185,174
                       Corporacion Mapfre SA (Finance).............................          5,133           75,999
                       Empresa Nacional de Celulosas SA (Materials)................             63            1,307
                       Endesa SA (Utilities).......................................         68,718        1,274,307
                       Fomento de Construccciones y Contratas SA (Industrial &
                         Commercial)...............................................         10,372          162,880
                       Gas Natural SDG SA (Utilities)..............................         31,380          581,911
                       Grupo Dragados SA (Industrial & Commercial).................         12,438           99,180
                       Iberdrola SA (Utilities)....................................         62,653          722,785
                       Inmobiliaria Urbis SA (Real Estate).........................          2,000            9,428
                       Mapfre Vida SA (Finance)....................................             22              683
                       Metrovacesa SA (Real Estate)................................         18,909          277,012
                       Prima Inmobiliaria SA (Consumer Discretionary)+.............         15,750          130,662
                       Repsol SA (Energy)..........................................         67,773        1,279,934
                       Sociedad General de Aguas de Barcelona SA (Utilities).......         10,245          111,990
                       Sol Melia SA (Information & Entertainment)+.................          6,777           76,925
                       Telefonica SA (Information Technology)+.....................        157,951        3,992,749
                       TelePizza SA (Information & Entertainment)+.................         15,230           63,025
                       Union Electrica Fenosa SA (Utilities).......................         20,745          374,774
                       Vallehermoso SA (Real Estate)...............................         72,338          410,903
                       Zardoya Otis SA (Industrial & Commercial)...................          3,556           30,334
                                                                                                       -------------
                                                                                                         15,901,425
                                                                                                       -------------
                       SWEDEN -- 3.3%
                       Atlas Copco AB, Class A (Industrial & Commercial)...........          8,550          216,032
                       Atlas Copco AB, Class B (Industrial & Commercial)...........          4,800          117,465
                       Castellum AB (Real Estate)..................................         18,130          153,382
                       Diligentia AB (Real Estate).................................         25,790          216,723

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                             SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       SWEDEN (continued)
                       Drott AB, Class B (Real Estate).............................         29,620     $    279,180
                       Electrolux AB, Class B (Consumer Discretionary).............         20,900          445,009
                       Ericsson AB, Class B (Information Technology)...............         84,500        5,968,544
                       Fastighets AB Tornet (Real Estate)..........................         10,230          126,626
                       ForeningsSparbanken AB, Class A (Finance)...................         36,000          480,354
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......         52,600        1,612,764
                       NetCom AB, Class B (Information Technology)+................          5,100          331,274
                       Nordic Baltic Holding AB FDR (Finance)+.....................         37,944          213,682
                       OM Gruppen AB (Finance).....................................          4,800          152,623
                       Sandvik AB, Class A (Materials).............................         13,400          362,162
                       Sandvik AB, Class B (Materials).............................          5,400          148,705
                       Securitas AB, Class B (Industrial & Commercial).............         26,844          560,901
                       Skandia Forsakrings AB (Finance)............................         34,900          931,354
                       Skandinaviska Enskilda Bank, Class A (Finance)..............         40,800          361,390
                       Skanska AB, Class B (Industrial & Commercial)...............          8,600          283,704
                       SKF AB, Class B (Materials).................................          5,900          135,340
                       SSAB Svenskt Stal AB, Class A (Materials)...................          4,000           56,780
                       Svenska Cellulosa AB, Class B (Materials)...................         35,900          903,004
                       Svenska Handelsbanken AB, Series A (Finance)................         44,000          514,649
                       Trelleborg AB, Class B (Multi-industry).....................          9,700           75,454
                       Volvo AB, Class A (Consumer Discretionary)..................          2,900           67,182
                       Volvo AB, Class B (Consumer Discretionary)..................         11,000          264,820
                       WM-Data AB, Class B (Information Technology)................          4,800          305,792
                                                                                                       -------------
                                                                                                         15,284,895
                                                                                                       -------------
                       SWITZERLAND -- 4.2%
                       ABB Ltd. (Industrial & Commercial)+.........................          8,800          973,864
                       Adecco SA (Industrial & Commercial).........................            755          568,161
                       Alusuisse Lonza Group AG (Multi-industry)...................            160          114,196
                       Credit Suisse Group (Finance)...............................         10,950        1,882,436
                       Georg Fisher AG (Industrial & Commercial)...................            135           45,270
                       Holderbank Financiere Glarus AG, Class B (Materials)........            610          772,349
                       Lonza AG (Materials)+.......................................            210          122,885
                       Nestle SA (Consumer Staples)................................          1,615        2,650,045
                       Novartis AG (Healthcare)....................................          2,625        3,229,716
                       Roche Holding AG (Healthcare)...............................             68        1,034,989
                       Roche Holding AG Gerusscheine NPV (Healthcare)..............            284        3,065,430
                       Schweizerische Rueckversicherungs-Gesellschaft (Consumer
                         Discretionary)............................................            600        1,029,653
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................             70          106,967
                       Sulzer AG (Multi-industry)..................................            170          115,045
                       Swatch Group AG (Consumer Discretionary)....................            205          208,841
                       Swisscom AG (Information Technology)........................          2,240          795,974
                       UBS AG (Finance)............................................          8,323        1,943,093
                       Valora Holding AG (Industrial & Commercial).................            265           77,454
                       Zurich Allied AG (Finance)..................................          1,945          904,624
                                                                                                       -------------
                                                                                                         19,640,992
                                                                                                       -------------
                       THAILAND -- 0.0%
                       Advance Agro PCL alien shares (Materials)+..................            660              321
                       CMIC Finance & Security PCL alien shares (Finance)+ (1).....          6,700                0
                       Finance One PCL alien shares (Finance)+ (1).................         37,700                0
                       General Finance & Securities PLC alien shares (Finance)+
                         (1).......................................................          7,650                0
                       Univest Land PLC alien shares (Real Estate)+ (1)............         22,500                0
                                                                                                       -------------
                                                                                                                321
                                                                                                       -------------
                       UNITED KINGDOM -- 12.1%
                       3I Group PLC (Finance)......................................         15,098          249,807
                       Abbey National PLC (Finance)................................         42,140          510,476

---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Allied Zurich PLC (Finance).................................         41,244     $    401,634
                       Amvescap PLC (Finance)......................................         17,043          187,624
                       Arjo Wiggins Appleton PLC (Materials).......................         32,128           93,755
                       ARM Holdings PLC (Information Technology)+..................          4,794          286,390
                       AstraZeneca Group PLC (Healthcare)..........................         47,660        1,763,088
                       BAA PLC (Industrial & Commercial)...........................         36,166          226,739
                       Barclays PLC (Finance)......................................         31,834          770,488
                       Bass PLC (Consumer Staples).................................         24,365          232,335
                       BG Group PLC (Energy).......................................        106,018          540,659
                       BICC PLC (Industrial & Commercial)..........................         22,464           27,822
                       Blue Circle Industries PLC (Materials)......................         37,414          251,371
                       BOC Group PLC (Materials)...................................         27,670          594,896
                       Boots Co. PLC (Consumer Discretionary)......................         31,461          254,669
                       BP Amoco PLC (Energy).......................................        529,416        4,671,186
                       British Aerospace PLC (Industrial & Commercial).............         97,506          522,113
                       British America Tobacco PLC (Consumer Staples)..............              1                4
                       British Land Co. PLC (Real Estate)..........................        180,930        1,095,508
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)............................................         48,032        1,117,432
                       British Telecommunications PLC (Information Technology).....        254,143        4,942,483
                       Burford Holdings PLC (Real Estate)(1).......................         83,500          118,285
                       Burmah Castrol PLC (Energy).................................          6,690          105,600
                       Cable & Wireless PLC (Information Technology)...............         88,013        1,793,933
                       Cadbury Schweppes PLC (Consumer Staples)....................         57,835          321,626
                       Canary Wharf Group PLC (Real Estate)+.......................         17,296          103,325
                       Capita Group PLC (Industrial & Commercial)..................          5,213           82,708
                       Capital Shopping Centers PLC (Consumer Discretionary).......         38,040          209,389
                       Caradon PLC (Materials).....................................         26,726           66,633
                       Centrica PLC (Utilities)....................................        138,476          424,832
                       CGU PLC (Finance)...........................................         32,331          425,019
                       Compass Group PLC (Information & Entertainment).............         16,768          207,671
                       Corus Group PLC (Materials).................................        261,312          521,410
                       Diageo PLC (Consumer Staples)...............................         99,433          740,495
                       Dixons Group PLC (Consumer Discretionary)...................         11,033          218,808
                       EMI Group PLC (Information & Entertainment).................         24,835          306,576
                       Frogmore Estates PLC (Real Estate)..........................          6,650           46,617
                       GKN PLC (Consumer Discretionary)............................         41,062          515,200
                       Glaxo Wellcome PLC (Healthcare).............................         98,816        2,534,055
                       Granada Group PLC (Information & Entertainment).............         45,813          456,881
                       Grantchester Holdings PLC (Real Estate).....................        199,980          462,649
                       Great Portland Estates PLC (Real Estate)....................         89,440          270,774
                       Great Universal Stores PLC (Consumer Discretionary).........         28,513          183,260
                       Halifax Group PLC (Finance).................................         65,852          572,502
                       Hammerson PLC (Real Estate).................................         60,910          365,844
                       Hanson PLC (Multi-industry).................................         24,295          176,996
                       Hays PLC (Industrial & Commercial)..........................         44,990          311,741
                       Hilton Group PLC (Information & Entertainment)..............         47,524          130,796
                       HSBC Holdings PLC (Finance).................................        226,135        2,654,235
                       Imperial Chemical Industries PLC (Materials)................         66,598          531,547
                       Invensys PLC (Industrial & Commercial)......................        114,444          556,764
                       Kingfisher PLC (Consumer Discretionary).....................         44,173          338,261
                       Land Securities PLC (Real Estate)...........................        136,726        1,500,771
                       LASMO PLC (Energy)..........................................         34,915           59,917
                       Legal & General Group PLC (Finance).........................        247,779          589,678
                       Lloyds TSB Group PLC (Finance)..............................        167,012        1,687,196
                       Logica PLC (Information Technology).........................         10,057          266,207
                       Marconi PLC (Information Technology)........................         56,649          835,954
                       Marks & Spencer PLC (Consumer Discretionary)................         83,327          368,621
                       MEPC PLC (Real Estate)......................................        108,598          699,303

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Misys PLC (Information Technology)..........................         11,998     $    167,048
                       National Grid Group PLC (Utilities).........................         35,625          243,389
                       National Power PLC (Utilities)..............................         43,462          253,306
                       Nycomed Amersham PLC (Healthcare)...........................         16,127          102,085
                       Pearson PLC (Information & Entertainment)...................         20,874          702,915
                       Peninsular & Oriental Steam Navigation PLC (Industrial &
                         Commercial)...............................................         20,148          288,022
                       Pilkington PLC (Materials)..................................         54,157           74,526
                       Prudential PLC (Finance)....................................         58,633        1,086,879
                       Psion PLC (Information Technology)..........................          1,955           98,433
                       Quintain Estates & Development PLC (Real Estate)............         10,600           27,457
                       Railtrack Group PLC (Industrial & Commercial)...............         15,401          191,738
                       Rank Group PLC (Information & Entertainment)................         28,511           73,391
                       Reed International PLC (Information & Entertainment)........         36,930          316,876
                       Rentokil Initial PLC (Industrial & Commercial)..............         83,629          322,908
                       Reuters Group PLC (Information & Entertainment).............         37,450          562,037
                       Rexam PLC (Materials).......................................         15,725           55,244
                       Rio Tinto PLC (Materials)...................................         70,444        1,305,820
                       Sage Group PLC (Information Technology).....................         30,850          368,092
                       Sainsbury PLC (Consumer Discretionary)......................         53,778          298,629
                       Schroder PLC (Finance)......................................          5,201          117,461
                       SEMA Group PLC (Information Technology).....................         11,709          225,011
                       Slough Estates PLC (Real Estate)............................         92,423          481,055
                       Smith & Nephew PLC (Healthcare).............................         28,370           84,051
                       SmithKline Beecham PLC (Healthcare).........................        148,084        1,774,080
                       Taylor Woodrow PLC (Industrial & Commercial)................         23,615           44,731
                       TBI PLC (Information & Entertainment).......................         23,900           34,050
                       Tesco PLC (Consumer Discretionary)..........................        104,708          277,160
                       Thames Water PLC (Industrial & Commercial)..................         13,286          161,751
                       TI Group PLC (Multi-industry)...............................         17,457          102,591
                       Unilever PLC (Consumer Staples).............................         84,482          519,392
                       United Utilities PLC (Utilities)............................         19,586          187,716
                       Vodafone AirTouch PLC (Information Technology)..............        859,300        4,733,437
                       Wates City of London Properties PLC (Real Estate)...........         52,050           78,368
                       WPP Group PLC (Industrial & Commercial).....................         19,463          309,110
                                                                                                       -------------
                                                                                                         56,171,317
                                                                                                       -------------
                       TOTAL COMMON STOCK (cost $306,691,878)                                           363,998,269
                                                                                                       -------------

                       PREFERRED STOCK -- 0.5%
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.2%
                       News Corp., Ltd. (Information & Entertainment)..............         59,812          616,819
                                                                                                       -------------
                       GERMANY -- 0.3%
                       SAP AG non-voting (Information Technology)..................          1,727        1,320,630
                       Volkswagen AG (Consumer Discretionary)......................          2,630           73,670
                                                                                                       -------------
                                                                                                          1,394,300
                                                                                                       -------------
                       ITALY -- 0.0%
                       Fiat SpA (Consumer Discretionary)...........................          1,701           21,317
                                                                                                       -------------
                       NETHERLANDS -- 0.0%
                       Unilever NV (Consumer Staples)..............................         26,292          128,561
                                                                                                       -------------
                       TOTAL PREFERRED STOCK (cost $1,366,437).....................                       2,160,997
                                                                                                       -------------

---------------------

                       WARRANTS -- 0.0%+                                                  WARRANTS           VALUE
                       ---------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Banque Nation De Paris (Finance)............................          4,992     $     33,131
                                                                                                       -------------
                       ITALY -- 0.0%
                       Banca Intesa SpA (Finance)..................................         14,446           40,465
                                                                                                       -------------
                       TOTAL WARRANTS (cost $26,535)...............................                          73,596
                                                                                                       -------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES -- 0.0%                                         LOCAL CURRENCY)
                       ---------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.0%
                       AMP Group Finance Services 7.17% 2049 (Finance)(2)..........    AUD  22,000           12,422
                                                                                                       -------------
                       FRANCE -- 0.0%
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         4.50% 2001 (Consumer Discretionary).......................    FRF  43,400           14,118
                       Sodexho Alliance SA 6.00% 2004 (Real Estate)................    FRF  30,000            4,482
                                                                                                       -------------
                                                                                                             18,600
                                                                                                       -------------
                       PORTUGAL -- 0.0%
                       Jeronimo Martins SGPS SA zero coupon 2004 (Consumer
                         Staples)..................................................    PTE1,746,000          10,157
                                                                                                       -------------
                       TOTAL BONDS & NOTES (cost $58,943)..........................                          41,179
                                                                                                       -------------
                       TOTAL INVESTMENT SECURITIES (cost $308,143,793).............                     366,274,041
                                                                                                       -------------
                       SHORT-TERM SECURITIES -- 9.9%
                       ---------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 9.9%
                       Euro Dollar Time Deposit with State Street Bank & Trust Co.
                         4.88% due 2/01/00 (cost $46,281,000)@.....................    $46,281,000       46,281,000
                                                                                                       -------------
                       TOTAL INVESTMENTS --
                         (cost $354,424,793)                           88.7%                            412,555,041
                       Other assets less liabilities --                11.3                              52,432,981
                       ------                                       -------                           -------------
                       NET ASSETS --                                  100.0%                           $464,988,022
                                                                    =======                           =============

              -----------------------------
               +  Non-income producing securities
              (1) Fair valued security; see Note 2
              (2) Variable rate security; rate as of January 31, 2000
               @  The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                 EXPIRATION     VALUE AT       VALUE AS OF       UNREALIZED
                       CONTRACTS   DESCRIPTION      DATE       TRADE DATE    JANUARY 31, 2000   APPRECIATION
                       -------------------------------------------------------------------------------------
                                   Topix
                       284 Long    Index......   March 2000   $42,774,715      $45,314,796       $2,540,081
                                                                                                 ==========

                                                           ---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                            CONTRACT                 IN           DELIVERY  GROSS UNREALIZED
                           TO DELIVER           EXCHANGE FOR        DATE      APPRECIATION
                       ---------------------------------------------------------------------
                       EUR*        674,298   USD        701,000     3/7/00    $    41,162
                       EUR*      5,518,202   USD      5,557,381     3/7/00        157,512
                       EUR*      1,278,000   USD      1,382,285    3/10/00        131,416
                       EUR*      5,612,000   USD      5,964,153    3/10/00        471,293
                       EUR*      7,650,000   USD      8,330,085    3/10/00        842,491
                       EUR*     10,020,000   USD     10,621,200    3/10/00        813,920
                       EUR*     11,475,259   USD     12,500,000    3/10/00      1,268,355
                       EUR*     17,457,412   USD     17,584,852    3/10/00        498,052
                       GBP*      2,167,000   USD      3,551,713    3/24/00         43,594
                       GBP*      5,071,000   USD      8,329,118    3/24/00        119,763
                       GBP*      6,956,735   USD     11,368,000    3/24/00        105,863
                       JPY*  1,111,260,200   USD     10,630,000    3/17/00        198,362
                       JPY*    122,403,850   USD      1,195,000    3/17/00         45,969
                       JPY*    123,049,150   USD      1,195,000    3/17/00         39,911
                       JPY*    189,930,000   USD      1,844,160    3/17/00         61,246
                       JPY*    426,000,000   USD      4,018,489    3/17/00         19,535
                       JPY*    518,910,000   USD      4,888,920    3/17/00         17,801
                       JPY*    609,960,000   USD      6,000,000    3/17/00        274,174
                       JPY*    757,008,915   USD      7,390,500    3/17/00        284,295
                       JPY*    760,999,785   USD      7,390,500    3/17/00        246,832
                       USD*      2,775,722   JPY    300,000,000    3/17/00         40,443
                       USD*      4,212,471   JPY    456,000,000    3/17/00         68,099
                       USD*      8,467,347   JPY    915,574,212    3/17/00        127,345
                       USD*     17,825,751   JPY  1,922,329,000    3/17/00        219,564
                                                                              ------------
                                                                                6,136,997
                                                                              ------------

                                                                            GROSS UNREALIZED
                                                                              DEPRECIATION
                       ---------------------------------------------------------------------
                       GBP*        881,207   USD      1,425,000    3/10/00         (1,559)
                       GBP*     11,199,411   USD     17,963,855    3/10/00       (166,530)
                       JPY*    524,215,700   USD      4,861,051    3/17/00        (59,875)
                       USD*      2,007,094   EUR      1,855,500     3/7/00       (191,384)
                       USD*      4,420,704   EUR      4,337,000     3/7/00       (176,707)
                       USD*      7,417,613   EUR      6,858,000    3/10/00       (705,205)
                       USD*      8,145,724   EUR      7,737,200    3/10/00       (572,781)
                       USD*      8,416,785   EUR      7,933,627    3/10/00       (651,585)
                       USD*      9,992,712   EUR      9,869,345    3/10/00       (332,888)
                       USD*     20,020,000   GBP     12,080,618    3/10/00       (463,056)
                       USD*     22,858,000   EUR     21,094,500    3/10/00     (2,211,327)
                       USD       7,254,427   JPY    762,005,000    3/17/00       (101,323)
                       USD*     23,373,760   GBP     14,194,735    3/24/00       (394,150)
                       USD      24,957,372   JPY  2,615,283,000    3/17/00       (407,149)
                       USD*      3,207,000   JPY    326,697,090    3/17/00       (140,224)
                                                                              ------------
                                                                               (6,575,743)
                                                                              ------------
                                Net Unrealized Depreciation...............    $  (438,746)
                                                                              ============

             ----------------------------

              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

AUD  --   Australian Dollar
EUR  --   Euro Dollar
FRF  --   French Franc
GBP  --   Pound Sterling
JPY  --   Japanese Yen
PTE  --   Portuguese Escudo
USD  --   United States Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2000

                       COMMON STOCK -- 92.1%                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       ARGENTINA -- 1.3%
                       Banco de Galicia y Buenos Aires SA de CV ADR, Class B
                         (Finance).................................................       16,659   $   310,274
                       Telecom Argentina STET ADR (Information Technology).........       18,500       687,969
                       TV Azteca SA de CV ADR (Information & Entertainment)........       36,800       305,900
                                                                                                   ------------
                                                                                                     1,304,143
                                                                                                   ------------
                       BRAZIL -- 6.6%
                       Aracruz Celulose SA ADR (Materials).........................       22,808       511,755
                       Companhia Brasileira de Distribuicao Grupo Pao de Acucar GDR
                         (Consumer Discretionary)..................................        8,400       277,200
                       Companhia Siderurgica Nacional (Materials)..................   10,123,000       328,815
                       Companhia Vale do Rio Doce ADR (Materials)..................       33,115       915,815
                       Petroleo Brasileiro SA ADR (Energy).........................       42,965       969,591
                       Tele Celular Sul Participacoes SA ADR (Information &
                         Entertainment)............................................       13,200       463,650
                       Tele Centro Sul Participacoes SA ADR (Information
                         Technology)...............................................       10,600       874,500
                       Telecomunicacoes de Sao Paulo ADR (Utilities)...............       59,688     1,730,952
                       Telesp Celular Participacoes SA ADR (Information
                         Technology)...............................................       13,544       540,067
                       Uniao de Bancos Brasilieros SA GDR (Finance)................        8,300       211,650
                                                                                                   ------------
                                                                                                     6,823,995
                                                                                                   ------------
                       CHILE -- 1.5%
                       Banco Santiago ADR (Finance)................................       28,800       644,400
                       Chilectra SA ADR (Utilities)................................        9,805       189,780
                       Compania Cervecerias Unidas SA ADR (Consumer Staples).......       21,200       662,500
                                                                                                   ------------
                                                                                                     1,496,680
                                                                                                   ------------
                       EGYPT -- 1.0%
                       Al Ahram Beverages Co. SAE (Consumer Staples)+..............       12,650       288,109
                       Al Ahram Beverages Co. SAE GDR (Consumer Staples)+*.........        3,350        76,621
                       Commercial International Bank (Finance).....................        9,800       139,127
                       Commercial International Bank GDR (Finance)+................       13,600       187,279
                       Orascom Construction Industries Co. (Industrial &
                         Commercial)+..............................................       20,875       370,231
                                                                                                   ------------
                                                                                                     1,061,367
                                                                                                   ------------
                       GREECE -- 1.6%
                       Commercial Bank of Greece (Finance).........................        8,600       568,194
                       Hellenic Telecommunications Organization SA (Information
                         Technology)...............................................       18,093       408,389
                       Panafon Hellenic Telecom SA GDR (Information
                         Technology)+*.............................................       37,200       460,536
                       STET Hellas Telecommunications SA ADR (Information
                         Technology)+..............................................        7,000       182,000
                                                                                                   ------------
                                                                                                     1,619,119
                                                                                                   ------------
                       HONG KONG -- 3.1%
                       Beijing Enterprises Holdings Ltd. (Industrial &
                         Commercial)...............................................      170,000       244,714
                       China Telecom Ltd. (Information Technology)+................      260,000     1,607,352
                       e-New Media Co., Ltd. (Information & Entertainment)+........      680,000       264,379

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HONG KONG (continued)
                       Johnson Electric Holdings Ltd. (Industrial & Commercial)....       43,000   $   275,779
                       Pacific Century CyberWorks Ltd. (Finance)+..................      230,000       540,968
                       TCL International Holdings Ltd. (Information &
                         Entertainment)+...........................................      276,000       172,045
                                                                                                   ------------
                                                                                                     3,105,237
                                                                                                   ------------
                       HUNGARY -- 0.7%
                       OTP Bank Ltd. GDR (Finance)+*...............................        3,600       239,400
                       Tiszai Vegyl Kombinat Rt (Materials)........................       24,500       469,146
                                                                                                   ------------
                                                                                                       708,546
                                                                                                   ------------
                       INDIA -- 8.9%
                       Cipla Ltd. (Healthcare).....................................        8,700       234,062
                       Global Tele-Systems Ltd. (Information Technology)...........       11,000       352,202
                       Gujarat Ambuja Cements Ltd. (Materials).....................       31,600       201,486
                       HCL Technologies Ltd. (Information Technology)+(1)..........       15,100       706,076
                       Hindalco Industries Ltd. (Materials)........................       14,060       246,566
                       Hindustan Lever Ltd. (Consumer Staples).....................       13,720       767,345
                       Hindustan Petroleum Corp., Ltd. (Energy)....................       35,000       136,468
                       Housing Developmental Finance Corp., Ltd. (Finance).........       68,000       519,358
                       Hughes Software Systems Ltd. (Information Technology)+......        3,700       273,130
                       ICICI Ltd. ADR (Finance)+...................................       24,200       385,687
                       Infosys Technologies Ltd. (Information Technology)..........        5,300       875,837
                       Larsen & Toubro Ltd. (Industrial & Commercial)..............       36,000       331,514
                       Mahindra & Mahindra Ltd. (Consumer Discretionary)...........       26,200       304,665
                       Mahindra & Mahindra Ltd. GDR (Consumer Discretionary).......       16,000       189,600
                       Pentamedia Graphics (Information Technology)................       17,300       526,936
                       Reliance Industries Ltd. (Materials)........................      101,200       763,642
                       Satyam Computer Services Ltd. (Information Technology)+.....        9,300       564,585
                       Software Solution Integrated Ltd. (Information
                         Technology)...............................................        1,000       100,229
                       Videsh Sanchar Nigam Ltd. GDR (Information Technology)+.....       26,900       759,925
                       Zee Telefilms Ltd. (Information & Entertainment)............       32,500       902,919
                                                                                                   ------------
                                                                                                     9,142,232
                                                                                                   ------------
                       INDONESIA -- 0.8%
                       PT Astra International, Inc. (Consumer Discretionary)+......      542,500       268,149
                       PT Gudang Garam Tbk (Consumer Staples)......................       96,500       217,076
                       PT Indofood Sukses Makmur Tbk (Consumer Staples)+...........      133,000       128,796
                       PT Telekomunikasi Indonesia ADR (Information Technology)....       24,800       248,000
                                                                                                   ------------
                                                                                                       862,021
                                                                                                   ------------
                       ISRAEL -- 3.6%
                       BATM Advanced Communications Ltd. (Information
                         Technology)...............................................        1,900       129,961
                       Elbit Ltd. (Information Technology)+........................        8,400       151,716
                       Elbit Ltd. ADR (Information Technology)+....................       18,400       328,900
                       Gilat Satellite Networks Ltd. (Information Technology)+.....        5,100       545,492
                       NICE Systems Ltd. ADR (Utilities)+..........................       11,800       659,325
                       Orbotech Ltd. (Information Technology)+.....................        6,150       467,400
                       Orckit Communications Ltd. (Information Technology)+........       16,200       729,000
                       Sapiens International Corp. NV (Information Technology)+....       40,000       660,000
                                                                                                   ------------
                                                                                                     3,671,794
                                                                                                   ------------
                       KOREA -- 14.0%
                       Cheil Jedang Corp. (Consumer Staples).......................          980        73,620
                       Daum Communications Corp. (Information Technology)+.........        1,922       370,174
                       Dreamline Co. (Information Technology)+.....................        6,698       405,397
                       H&CB (Finance)+.............................................       16,820       485,811
                       Hyundai Electronics Industries Co. (Information
                         Technology)+..............................................       14,734       346,216
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)+...........        8,000       121,762

---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       KOREA (continued)
                       Kookmin Bank (Finance)+.....................................       30,470   $   547,836
                       Korea Electric Power Corp. (Utilities)......................       43,450     1,341,980
                       Korea Telecom Corp. (Utilities).............................        3,580       401,495
                       Korea Telecom Corp. ADR (Utilities).........................       15,239       827,668
                       LG Chemicals (Materials)....................................       12,700       452,159
                       LG Investment & Securities Co., Ltd. (Finance)..............       16,700       387,957
                       Pohang Iron & Steel Co., Ltd. (Materials)...................        4,950       632,860
                       Pohang Iron & Steel Co., Ltd. ADR (Materials)...............       10,500       370,125
                       Samsung Electro-Mechanics Co. (Information Technology)+.....        6,300       459,813
                       Samsung Electronics Co. (Information Technology)............       15,676     3,892,839
                       Samsung Securities Co., Ltd. (Finance)......................       10,429       384,300
                       Shinhan Bank (Finance)+.....................................       30,200       384,388
                       SK Corp. (Energy)...........................................       12,353       308,963
                       SK Telecom Co., Ltd. (Information Technology)...............          603     2,028,780
                       SK Telecom Co., Ltd. ADR (Information Technology)...........        4,500       165,090
                                                                                                   ------------
                                                                                                    14,389,233
                                                                                                   ------------
                       MALAYSIA -- 3.0%
                       Commerce Asset-Holding Berhad (Finance).....................      149,000       443,079
                       Edaran Otomobil Nasional Berhad (Consumer Discretionary)....       55,000       222,895
                       IJM Corp. Berhad (Industrial & Commercial)..................      317,000       305,321
                       Malaysian Pacific Industries Berhad (Information
                         Technology)...............................................       42,000       373,026
                       Public Bank Berhad (Finance)................................      396,000       412,674
                       Resorts World Berhad (Information & Entertainment)..........      125,000       434,211
                       Telekom Malaysia Berhad (Information Technology)............       84,000       349,263
                       Tenaga Nasional Berhad (Utilities)..........................      102,000       311,368
                       WTK Holdings Berhad (Materials).............................       67,000       225,681
                                                                                                   ------------
                                                                                                     3,077,518
                                                                                                   ------------
                       MEXICO -- 13.0%
                       Alfa SA de CV, Class A (Multi-industry)+....................      128,900       471,505
                       Carso Global Telecom (Information Technology)+..............      107,906     1,078,288
                       Cemex SA de CV ADR (Materials)+.............................       34,326       750,881
                       Coca-Cola Femsa SA ADR (Consumer Staples)...................       21,700       330,925
                       Compania de Minas Buenaventura SA, Series B ADR
                         (Materials)...............................................        8,400       157,500
                       Controladora Comercial Mexicana SA de CV (Consumer
                         Discretionary)............................................      139,200       139,385
                       Corporacion Interamericana de Entretenimiento SA, Class B
                         (Information & Entertainment)+............................       56,122       226,506
                       Corporacion Moctezuma (Materials)...........................      215,484       330,261
                       Fomento Economico Mexicano SA de CV (Consumer Staples)......      154,678       621,114
                       Grupo Bimbo SA de CV, Class A (Consumer Staples)+...........       22,600        37,224
                       Grupo Carso SA de CV, Class A (Multi-industry)+.............       84,400       340,636
                       Grupo Elektras SA de CV GDR (Consumer Discretionary)........       31,700       257,563
                       Grupo Financiero Banamex Accival SA de CV (Finance)+........      513,874     2,031,973
                       Grupo Imsa SA de CV ADR (Multi-industry)....................       23,675       378,800
                       Grupo Mexico SA, Class B (Materials)........................      143,505       761,000
                       Grupo Modelo SA de CV, Class C (Consumer Staples)...........      126,600       285,875
                       Grupo Sanborn SA (Consumer Discretionary)+..................      219,400       446,108
                       Grupo Televisa SA de CV GDR (Information &
                         Entertainment)+...........................................        8,652       480,186
                       Organizacion Soriana SA de CV (Consumer Discretionary)+.....       61,300       234,252
                       Telefonos de Mexico SA ADR (Utilities)......................       37,987     4,045,615
                                                                                                   ------------
                                                                                                    13,405,597
                                                                                                   ------------
                       PERU -- 0.1%
                       Companhia Cervejaria Brahma ADR (Consumer Staples)..........       11,500       150,219
                                                                                                   ------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       PHILIPPINES -- 0.9%
                       Bank of Philippine Islands (Finance)........................       80,200   $   196,792
                       International Container Terminal Services, Inc.
                         (Materials)+..............................................    2,046,000       136,232
                       Manila Electric Co. (Utilities).............................       70,800       190,313
                       Philippine Long Distance Telephone Co. (Utilities)..........        4,920       115,265
                       Philippine Long Distance Telephone Co. ADR (Utilities)......        3,600        83,250
                       SM Prime Holdings, Inc. (Real Estate).......................    1,125,300       177,606
                                                                                                   ------------
                                                                                                       899,458
                                                                                                   ------------
                       POLAND -- 1.8%
                       Agora SA GDR (Information & Entertainment)+.................       19,300       400,475
                       Agora SA GDR (Information & Entertainment)+*................       19,000       394,250
                       Orbis SA (Information & Entertainment)+.....................       45,600       396,427
                       Polski Koncern Naftowy SA GDR (Energy)+.....................       64,900       658,800
                                                                                                   ------------
                                                                                                     1,849,952
                                                                                                   ------------
                       PORTUGAL -- 0.3%
                       El Sitio, Inc. (Information Technology)+....................       10,900       260,237
                                                                                                   ------------
                       RUSSIA -- 2.0%
                       AO Tatneft ADR (Energy).....................................       51,500       537,531
                       Surgutneftegaz ADR (Energy).................................       66,300       861,900
                       Vimpel-Communications ADR (Information Technology)+.........       17,700       680,339
                                                                                                   ------------
                                                                                                     2,079,770
                                                                                                   ------------
                       SINGAPORE -- 0.3%
                       MediaRing.com Ltd. (Information Technology)+................      189,500       194,787
                       St Assembly Test Services Ltd. (Information Technology)+....       20,800        95,906
                       St Assembly Test Services Ltd. ADR (Information
                         Technology)+..............................................        1,400        53,900
                                                                                                   ------------
                                                                                                       344,593
                                                                                                   ------------
                       SOUTH AFRICA -- 6.1%
                       African Bank Investments Ltd. (Finance)+....................      232,340       515,493
                       AngloGold Ltd. (Materials)..................................        7,300       352,853
                       De Beers Centenary AG (Materials)...........................       20,400       531,499
                       Dimension Data Holdings Ltd. (Industrial & Commercial)+.....       70,400       466,358
                       Impala Platinum Holdings Ltd. (Materials)...................       20,000       874,802
                       Johnnies Industrial Corp., Ltd. (Consumer Discretionary)+...       64,600       908,086
                       Sappi Ltd. (Materials)......................................       92,100       934,136
                       Sasol Ltd. (Energy).........................................       91,000       718,193
                       South African Breweries Ltd. (Consumer Staples)+*...........       47,600       437,905
                       Standard Bank Investment Corp., Ltd. (Finance)+.............      112,200       478,317
                                                                                                   ------------
                                                                                                     6,217,642
                                                                                                   ------------
                       SPAIN -- 0.2%
                       Terra Networks SA ADR (Information Technology)+.............        2,600       228,312
                                                                                                   ------------
                       TAIWAN -- 11.5%
                       Acer Peripherals, Inc. (Information Technology).............      110,400       476,870
                       Acer, Inc. GDR (Information Technology)+....................       28,000       435,400
                       Advanced Semiconductor Engineering, Inc. (Information
                         Technology)+..............................................      106,811       410,879
                       Advanced Semiconductor Engineering, Inc. GDR
                         (Information Technology)..................................        4,906       114,064
                       ASE Test Ltd. (Information Technology)+.....................       14,050       321,394
                       Asustek Computer, Inc. (Information Technology).............       52,442       647,939
                       Bank Sinopac (Finance)......................................      352,477       276,926
                       Cathay Life Insurance Co., Ltd. (Finance)...................      175,000       533,415

---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       TAIWAN (continued)
                       Chinatrust Commercial Bank (Finance)+.......................      264,600   $   341,586
                       Compeq Manufacturing Co., Ltd. (Information Technology)+....       39,000       247,922
                       Far Eastern Textile Ltd. (Consumer Discretionary)...........      214,470       503,401
                       Formosa Plastics Corp. (Materials)..........................      146,000       328,411
                       Hon Hai Precision Industry Co., Ltd. (Information
                         Technology)+..............................................       92,492       750,791
                       Nan Ya Plastic Corp. (Industrial & Commercial)..............      220,000       530,725
                       President Chain Stores Corp. (Consumer Discretionary).......       78,000       339,462
                       Synnex Technology International Corp. GDR (Information
                         Technology)*..............................................        8,700       235,813
                       Taishin International Bank (Finance)+.......................      127,960        99,698
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................      401,460     2,656,763
                       United Microelectronics Corp., Ltd. (Information
                         Technology)+..............................................      368,800     1,472,795
                       United World Chinese Commercial Bank (Finance)..............      254,000       336,183
                       Winbond Electronics Corp. GDR (Information Technology)+.....       19,700       509,737
                       Winbond Electronics Corp. GDR (Information
                         Technology)+*(1)..........................................        8,400       217,350
                                                                                                   ------------
                                                                                                    11,787,524
                                                                                                   ------------
                       THAILAND -- 2.7%
                       Advanced Information Services PCL alien shares (Information
                         & Entertainment)+.........................................       22,600       319,201
                       BEC World PCL alien shares (Information & Entertainment)+...       38,000       322,025
                       National Finance PCL alien shares (Finance)+................      349,400       135,011
                       National Petrochemical PCL alien shares (Materials)+........      144,800       173,644
                       PTT Exploration & Production PCL alien shares (Energy)+.....       29,000       183,931
                       Shin Corporations PCL alien shares (Information
                         Technology)+..............................................       25,000       218,521
                       Siam City Cement PCL alien shares (Materials)+..............       37,000       159,734
                       TelecomAsia Corp. PCL alien shares (Utilities)+.............      335,800       550,345
                       Thai Farmers Bank PCL alien shares (Finance)+...............      218,600       326,225
                       The Siam Cement PCL alien shares (Materials)+...............        9,200       253,991
                       United Broadcasting Corp. PCL alien shares (Information &
                         Entertainment)+...........................................      156,400       175,051
                                                                                                   ------------
                                                                                                     2,817,679
                                                                                                   ------------
                       TURKEY -- 4.3%
                       Enka Holding Yatirim AS (Industrial & Commerical)...........    3,326,980       876,835
                       Erciyas Biracilik ve Malt Sanayii AS (Consumer Staples)+....    9,389,000       478,123
                       Guney Biracilik ve Malt Sanayii AS (Consumer Staples).......    9,248,200       351,149
                       Haci Omer Sabanci Holdings AS ADR (Finance)*................       51,020       670,913
                       Hurriyet Gazetecilik ve Metbaacilik AS (Information &
                         Entertainment)............................................   27,800,000       658,168
                       Vestel Elektronik Sanayi ve Ticaret AS (Information
                         Technology)+..............................................    2,117,000       633,595
                       Yapi Ve Kredi Bankasi AS GDR (Finance)......................       19,618       568,922
                       Yapi Ve Kredi Bankasi AS GDR (Finance)*.....................        6,982       202,478
                                                                                                   ------------
                                                                                                     4,440,183
                                                                                                   ------------
                       UNITED KINGDOM -- 1.6%
                       Billiton PLC (Materials)....................................      151,800       781,854
                       Old Mutual PLC (Finance)+...................................      345,400       858,350
                                                                                                   ------------
                                                                                                     1,640,204
                                                                                                   ------------
                       UNITED STATES -- 1.2%
                       DSP Group, Inc. (Information Technology)+...................        5,100       464,100
                       IMPSAT Fiber Networks, Inc. (Information Technology)........        8,100       137,700
                       MIH Ltd. (Information & Entertainment)+.....................        7,600       486,400
                       StarMedia Network, Inc. (Industrial & Commercial)+..........        4,586       147,325
                                                                                                   ------------
                                                                                                     1,235,525
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $70,636,077).......................                 94,618,780
                                                                                                   ------------

                                                           ---------------------

                       PREFERRED STOCK -- 3.0%                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 2.6%
                       Banco Bradesco SA (Finance).................................   60,200,190   $   488,344
                       Banco Itau SA (Finance).....................................    3,130,000       218,978
                       Companhia Brasileira de Distribuicao Grupo Pao de Acucar SA
                         (Consumer Discretionary)..................................    3,500,000       114,659
                       Companhia Paulista Forca E Luz SA, Class A (Utilities)......           68             3
                       Eletropaulo Metropolitana SA (Utilities)....................    7,800,000       506,672
                       Empresa Brasileira de Aeronautica SA (Industrial &
                         Commerical)...............................................       86,180       387,595
                       Gerdau SA (Materials).......................................   18,700,000       519,150
                       Telesp Participacoes SA (Utilities).........................        4,881           138
                       Usinas Siderurgicas de Minas Gerais SA (Materials)..........       76,700       447,168
                                                                                                   ------------
                                                                                                     2,682,707
                                                                                                   ------------
                       TAIWAN -- 0.0%
                       Taishin International Bank (Finance)........................       38,445        29,954
                                                                                                   ------------
                       THAILAND -- 0.4%
                       Siam Commercial Bank (Finance)..............................      300,500       342,342
                                                                                                   ------------
                       TOTAL PREFERRED STOCK (cost $2,241,128).....................                  3,055,003
                                                                                                   ------------
                       RIGHTS -- 0.0%+                                                 RIGHTS
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 0.0%
                       Banco Bradesco SA 2/09/00...................................           44             0
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $72,877,205)..............                 97,673,783
                                                                                                   ------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 3.8%                                       AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 3.8%
                       Agreement with J.P. Morgan & Co., Inc. bearing interest at
                         5.68%, dated 1/31/00, to be repurchased 2/01/00 in the
                         amount of $3,905,616 and collateralized by $3,517,000 of
                         U.S. Treasury Bonds, bearing interest at 7.63%, due
                         11/15/22 and having an approximate value of $3,986,976
                         (cost $3,905,000).........................................  $ 3,905,000     3,905,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $76,782,205)                                98.9%                   101,578,783
                       Other assets less liabilities --                     1.1                      1,161,167
                                                                          ------                 -------------
                       NET ASSETS --                                      100.0%                 $ 102,739,950
                                                                          ======                 =============

             ----------------------------
              + Non-income producing securities
              * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              GDR -- Global Depository Receipt
              (1) Fair valued security, see Note 2

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JANUARY 31, 2000

                                                         CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                      MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   --------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*................  $         --   $178,104,290   $101,904,318   $304,696,935   $115,895,116
   Short-term securities*..........................   416,527,370      2,474,032     22,515,853             --      3,731,918
   Repurchase agreements (cost equals market)......    81,067,000             --             --      5,378,000      6,511,000
   Cash............................................            --             --            167            192        694,322
   Foreign currency................................            --             --             38             --         84,439
   Receivables for--
    Fund shares sold...............................    10,544,671        275,264        155,508        396,284        297,025
    Dividends and accrued interest.................     2,185,022      3,613,642      2,486,853      6,168,198      2,824,899
    Sales of investments...........................            --      1,053,158      5,107,499      4,132,191        438,757
    Foreign currency contracts.....................            --             --      5,132,427             --             --
    Variation margin on futures contracts..........            --             --             --             --         65,325
   Prepaid expenses................................         4,261          1,307          1,038          2,396          1,006
   Due from Adviser................................            --             --             --             --             --
   Due from custodian..............................            --             --             --             --             --
   Deferred organizational expenses................            --             --             --             --             --
   Unrealized appreciation on forward foreign
    currency contracts.............................            --             --      2,708,449             --         88,302
                                                     ------------------------------------------------------------------------
                                                      510,328,324    185,521,693    140,012,150    320,774,196    130,632,109
                                                     ------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........................    43,488,830        118,324        182,381        545,510        205,125
    Purchases of investments.......................            --        396,442      6,562,333      9,979,415      5,844,849
    Management fees................................       191,791         97,242         74,794        164,294        106,391
    Foreign currency contracts.....................            --             --      5,107,499             --             --
    Variation margin on futures contracts..........            --             --             --             --             --
   Other accrued expenses..........................        58,946         47,716         61,381         52,900         50,497
   Unrealized depreciation on forward foreign
    currency contracts.............................            --             --        878,808             --         21,726
   Written call options at value#..................            --             --             --             --             --
   Due to custodian................................           986        553,411             --             --             --
   Due to Adviser..................................            --             --             --             --             --
                                                     ------------------------------------------------------------------------
                                                       43,740,553      1,213,135     12,867,196     10,742,119      6,228,588
                                                     ------------------------------------------------------------------------
   NET ASSETS......................................  $466,587,771   $184,308,558   $127,144,954   $310,032,077   $124,403,521
                                                     ========================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)..................    42,664,610     16,578,498     11,740,780     29,405,569     11,745,783
   Net asset value per share.......................  $      10.94   $      11.12   $      10.83   $      10.54   $      10.59
                                                     ========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.................................  $444,885,601   $187,460,793   $125,371,471   $324,388,858   $143,041,411
   Accumulated undistributed net investment income
    (loss).........................................    21,817,100     12,434,932      6,440,721     30,938,182     12,942,087
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts and
    options contracts..............................        (3,731)    (3,015,125)    (3,404,335)   (17,111,531)   (30,346,432)
   Unrealized appreciation (depreciation) on
    investments....................................      (111,199)   (12,572,042)    (3,045,380)   (28,183,432)    (1,367,989)
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.........................            --             --      1,782,477             --         69,119
   Unrealized appreciation (depreciation) on
    futures and written options contracts..........            --             --             --             --         65,325
                                                     ------------------------------------------------------------------------
                                                     $466,587,771   $184,308,558   $127,144,954   $310,032,077   $124,403,521
                                                     ========================================================================
   ---------------
   * Cost
    Investment securities..........................  $         --   $190,657,761   $104,949,698   $332,880,367   $116,596,846
                                                     ========================================================================
    Short-term securities..........................  $416,638,569   $  2,492,603   $ 22,515,853   $         --   $  4,398,177
                                                     ========================================================================
   # Proceeds from written call options............  $         --   $         --   $         --   $         --   $         --
                                                     ========================================================================


                                                      SUNAMERICA
                                                       BALANCED
   ------------------------------------------------  -------------
   ASSETS:
   Investment securities, at value*................  $ 463,248,791
   Short-term securities*..........................      9,920,667
   Repurchase agreements (cost equals market)......     30,791,000
   Cash............................................            633
   Foreign currency................................             --
   Receivables for--
    Fund shares sold...............................      2,162,264
    Dividends and accrued interest.................      1,612,257
    Sales of investments...........................      2,986,325
    Foreign currency contracts.....................             --
    Variation margin on futures contracts..........             --
   Prepaid expenses................................          2,224
   Due from Adviser................................             --
   Due from custodian..............................             --
   Deferred organizational expenses................             --
   Unrealized appreciation on forward foreign
    currency contracts.............................             --
                                                     -------------
                                                       510,724,161
                                                     -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........................        551,613
    Purchases of investments.......................        806,600
    Management fees................................        257,146
    Foreign currency contracts.....................             --
    Variation margin on futures contracts..........             --
   Other accrued expenses..........................         54,677
   Unrealized depreciation on forward foreign
    currency contracts.............................             --
   Written call options at value#..................             --
   Due to custodian................................             --
   Due to Adviser..................................             --
                                                     -------------
                                                         1,670,036
                                                     -------------
   NET ASSETS......................................  $ 509,054,125
                                                     =============
   Shares of beneficial interest outstanding
    (unlimited shares authorized)..................     26,701,116
   Net asset value per share.......................  $       19.06
                                                     =============
   COMPOSITION OF NET ASSETS:
   Capital paid in.................................  $ 431,721,600
   Accumulated undistributed net investment income
    (loss).........................................      6,785,421
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts and
    options contracts..............................        665,247
   Unrealized appreciation (depreciation) on
    investments....................................     69,881,857
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.........................             --
   Unrealized appreciation (depreciation) on
    futures and written options contracts..........             --
                                                     -------------
                                                     $ 509,054,125
                                                     =============
   ---------------
   * Cost
    Investment securities..........................  $ 393,366,934
                                                     =============
    Short-term securities..........................  $   9,920,667
                                                     =============
   # Proceeds from written call options............  $          --
                                                     =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2000

                                         MFS TOTAL        ASSET                        EQUITY       EQUITY         GROWTH-
                                           RETURN       ALLOCATION      UTILITY        INCOME        INDEX          INCOME
   ---------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*...  $192,472,752   $663,023,680   $114,360,568   $6,232,857   $62,766,533   $1,686,105,100
   Short-term securities*.............    16,397,667      9,549,928      6,814,000           --       198,734      154,587,619
   Repurchase agreements (cost equals
    market)...........................            --     52,600,000             --      438,000       375,000               --
   Cash...............................        99,317      2,746,105            987          999           391              800
   Foreign currency...................         9,268             --             --           --            --               --
   Receivables for--
    Fund shares sold..................       444,686        383,888        213,025        9,231       116,594        3,317,205
    Dividends and accrued interest....     1,403,636      2,992,881        464,666       17,382        41,774          467,496
    Sales of investments..............       498,375     24,394,933        849,379           --        67,279               --
    Foreign currency contracts........            --      1,195,185             --           --            --               --
    Variation margin on futures
      contracts.......................            --         52,109             --           --         8,625        2,113,125
   Prepaid expenses...................         1,378          5,602            683           30           211           10,327
   Due from Adviser...................            --             --             --        4,449         7,949               --
   Due from custodian.................            --             --             --           --            --               --
   Deferred organizational expenses...            --             --             --           --            --               --
   Unrealized appreciation on forward
    foreign currency contracts........            --        101,124             --           --            --               --
                                        --------------------------------------------------------------------------------------
                                         211,327,079    757,045,435    122,703,308    6,702,948    63,583,090    1,846,601,672
                                        --------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..............       241,939        628,908        229,476          807         8,049        1,563,956
    Purchases of investments..........     2,002,090     55,681,303      2,203,000           --        25,420       15,734,047
    Management fees...................       119,174        355,628         75,546        3,696        21,875          830,340
    Foreign currency contracts........            --      1,197,362             --           --            --               --
    Variation margin on futures
      contracts.......................            --             --             --           --            --               --
   Other accrued expenses.............        44,408         83,124         36,352       28,797        40,912          133,620
   Unrealized depreciation on forward
    foreign currency contracts........            --         36,436             --           --            --               --
   Written call options at value#.....            --             --             --           --            --               --
   Due to custodian...................            --             --             --           --            --               --
   Due to Adviser.....................            --             --             --           --            --               --
                                        --------------------------------------------------------------------------------------
                                           2,407,611     57,982,761      2,544,374       33,300        96,256       18,261,963
                                        --------------------------------------------------------------------------------------
   NET ASSETS.........................  $208,919,468   $699,062,674   $120,158,934   $6,669,648   $63,486,834   $1,828,339,709
                                        ======================================================================================
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized).......................    15,047,296     48,134,622      8,331,383      650,958     5,344,706       58,523,192
   Net asset value per share..........  $      13.88   $      14.52   $      14.42   $    10.25   $     11.88   $        31.24
                                        ======================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in....................  $207,214,594   $652,957,032   $112,696,299   $6,600,207   $60,090,028   $1,190,258,125
   Accumulated undistributed net
    investment income (loss)..........     5,845,758     18,980,133      3,284,421       10,885        18,192        8,294,807
   Accumulated undistributed net
    realized gain (loss) on
    investments, futures contracts and
    options contracts.................       764,258     10,068,096      1,023,677     (131,707)      114,460       95,805,046
   Unrealized appreciation
    (depreciation) on investments.....    (4,904,517)    17,494,708      3,154,537      190,263     3,268,029      536,127,294
   Unrealized foreign exchange gain
    (loss) on other assets and
    liabilities.......................          (625)        84,805             --           --            --               --
   Unrealized appreciation
    (depreciation) on futures and
    written options contracts.........            --       (522,100)            --           --        (3,875)      (2,145,563)
                                        --------------------------------------------------------------------------------------
                                        $208,919,468   $699,062,674   $120,158,934   $6,669,648   $63,486,834   $1,828,339,709
                                        ======================================================================================
   ---------------
   * Cost
    Investment securities.............  $197,377,269   $645,449,200   $111,206,031   $6,042,594   $59,498,504   $1,149,977,806
                                        ======================================================================================
    Short-term securities.............  $ 16,397,667   $  9,629,700   $  6,814,000   $       --   $   198,734   $  154,587,619
                                        ======================================================================================
   # Proceeds from written call
    options...........................  $         --   $         --   $         --   $       --   $        --   $           --
                                        ======================================================================================


                                       FEDERATED
                                         VALUE
   --------------------------------  -------------
   ASSETS:
   Investment securities, at value*  $ 202,466,665
   Short-term securities*..........      9,056,000
   Repurchase agreements (cost equa
    market)........................             --
   Cash............................            185
   Foreign currency................             --
   Receivables for--
    Fund shares sold...............        404,325
    Dividends and accrued interest.        201,388
    Sales of investments...........      2,283,229
    Foreign currency contracts.....             --
    Variation margin on futures
      contracts....................             --
   Prepaid expenses................          1,319
   Due from Adviser................             --
   Due from custodian..............             --
   Deferred organizational expenses             --
   Unrealized appreciation on forwa
    foreign currency contracts.....             --
                                     -------------
                                       214,413,111
                                     -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........        298,492
    Purchases of investments.......      5,459,159
    Management fees................        127,578
    Foreign currency contracts.....             --
    Variation margin on futures
      contracts....................             --
   Other accrued expenses..........         40,027
   Unrealized depreciation on forwa
    foreign currency contracts.....             --
   Written call options at value#..             --
   Due to custodian................             --
   Due to Adviser..................             --
                                     -------------
                                         5,925,256
                                     -------------
   NET ASSETS......................  $ 208,487,855
                                     =============
   Shares of beneficial interest
    outstanding (unlimited shares
    authorized)....................     13,136,242
   Net asset value per share.......  $       15.87
                                     =============
   COMPOSITION OF NET ASSETS:
   Capital paid in.................  $ 192,730,656
   Accumulated undistributed net
    investment income (loss).......      2,281,495
   Accumulated undistributed net
    realized gain (loss) on
    investments, futures contracts
    options contracts..............      7,950,196
   Unrealized appreciation
    (depreciation) on investments..      5,525,508
   Unrealized foreign exchange gain
    (loss) on other assets and
    liabilities....................             --
   Unrealized appreciation
    (depreciation) on futures and
    written options contracts......             --
                                     -------------
                                     $ 208,487,855
                                     =============
   ---------------
   * Cost
    Investment securities..........  $ 196,941,157
                                     =============
    Short-term securities..........  $   9,056,000
                                     =============
   # Proceeds from written call
    options........................  $          --
                                     =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2000

                                                                                                          MFS
                                                        VENTURE        "DOGS" OF        ALLIANCE       GROWTH AND       PUTNAM
                                                         VALUE        WALL STREET        GROWTH          INCOME         GROWTH
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*................  $2,274,414,020   $ 97,941,870   $2,833,273,602   $327,898,564   $773,664,365
   Short-term securities*..........................              --             --       35,956,000      9,645,000      6,914,110
   Repurchase agreements (cost equals market)......      68,303,000        932,000               --             --     11,030,000
   Cash............................................           1,399            920              616        104,549        316,010
   Foreign currency................................              --             --               --             --             --
   Receivables for--
    Fund shares sold...............................       3,663,202        227,915        7,283,225        811,321      1,508,613
    Dividends and accrued interest.................         931,105        152,639          686,762        239,573        171,120
    Sales of investments...........................              --             --       40,560,876      2,600,174      1,339,189
    Foreign currency contracts.....................              --             --               --      1,233,057             --
    Variation margin on futures contracts..........              --             --               --             --             --
   Prepaid expenses................................          15,011            648           14,709          2,911          4,263
   Due from Adviser................................              --             --               --             --             --
   Due from custodian..............................              --             --               --             --             --
   Deferred organizational expenses................              --          2,734               --             --             --
   Unrealized appreciation on forward foreign
    currency contracts.............................              --             --               --             --             --
                                                     ----------------------------------------------------------------------------
                                                      2,347,327,737     99,258,726    2,917,775,790    342,535,149    794,947,670
                                                     ----------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........................       3,066,040        245,775        3,299,653        367,565        983,135
    Purchases of investments.......................      38,693,822             --       37,393,232      3,475,915      9,491,645
    Management fees................................       1,396,241         53,825        1,480,028        203,770        504,201
    Foreign currency contracts.....................              --             --               --      1,218,001             --
    Variation margin on futures contracts..........              --             --               --             --             --
   Other accrued expenses..........................         177,419         34,663          189,515         48,295         72,569
   Unrealized depreciation on forward foreign
    currency contracts.............................              --             --               --             --             --
   Written call options at value#..................              --             --               --             --             --
   Due to custodian................................              --             --               --             --             --
   Due to Adviser..................................              --             --               --             --             --
                                                     ----------------------------------------------------------------------------
                                                         43,333,522        334,263       42,362,428      5,313,546     11,051,550
                                                     ----------------------------------------------------------------------------
   NET ASSETS......................................  $2,303,994,215   $ 98,924,463   $2,875,413,362   $337,221,603   $783,896,120
                                                     ============================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)..................      87,156,320     11,797,953       78,599,878     25,251,329     29,607,550
   Net asset value per share.......................  $        26.44   $       8.38   $        36.58   $      13.35   $      26.48
                                                     ============================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.................................  $1,651,498,621   $114,689,967   $1,971,715,005   $312,868,178   $526,626,125
   Accumulated undistributed net investment income
    (loss).........................................      10,732,780      2,204,407               --      1,978,433             --
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts and
    options contracts..............................      23,364,496        583,607      400,283,552     (2,779,941)    69,988,773
   Unrealized appreciation (depreciation) on
    investments....................................     618,398,318    (18,553,518)     503,414,805     25,156,063    187,281,222
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.........................              --             --               --         (1,130)            --
   Unrealized appreciation (depreciation) on
    futures and written options contracts..........              --             --               --             --             --
                                                     ----------------------------------------------------------------------------
                                                     $2,303,994,215   $ 98,924,463   $2,875,413,362   $337,221,603   $783,896,120
                                                     ============================================================================
   ---------------
   * Cost
    Investment securities..........................  $1,656,015,702   $116,495,388   $2,329,858,797   $302,742,501   $586,384,658
                                                     ============================================================================
    Short-term securities..........................  $           --   $         --   $   35,956,000   $  9,645,000   $  6,912,595
                                                     ============================================================================
   # Proceeds from written call options............  $           --   $         --   $           --   $         --   $         --
                                                     ============================================================================

                                                                      SMALL
                                                        REAL         COMPANY
                                                       ESTATE         VALUE
   ------------------------------------------------  -------------------------
   ASSETS:
   Investment securities, at value*................  $51,698,657   $ 4,760,538
   Short-term securities*..........................           --            --
   Repurchase agreements (cost equals market)......      642,000       486,000
   Cash............................................      389,789         4,622
   Foreign currency................................           --            --
   Receivables for--
    Fund shares sold...............................       44,188         5,584
    Dividends and accrued interest.................      115,868         1,793
    Sales of investments...........................    1,758,492         4,347
    Foreign currency contracts.....................           --            --
    Variation margin on futures contracts..........           --            --
   Prepaid expenses................................          443            29
   Due from Adviser................................           --         5,731
   Due from custodian..............................           --            --
   Deferred organizational expenses................        3,048            --
   Unrealized appreciation on forward foreign
    currency contracts.............................           --            --
                                                     -------------------------
                                                      54,652,485     5,268,644
                                                     -------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........................       87,791            96
    Purchases of investments.......................      727,019         7,708
    Management fees................................       37,841         4,546
    Foreign currency contracts.....................           --            --
    Variation margin on futures contracts..........           --            --
   Other accrued expenses..........................       34,130        29,850
   Unrealized depreciation on forward foreign
    currency contracts.............................           --            --
   Written call options at value#..................           --            --
   Due to custodian................................           --            --
   Due to Adviser..................................           --            --
                                                     -------------------------
                                                         886,781        42,200
                                                     -------------------------
   NET ASSETS......................................  $53,765,704   $ 5,226,444
                                                     =========================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)..................    6,306,597       496,944
   Net asset value per share.......................  $      8.53   $     10.52
                                                     =========================
   COMPOSITION OF NET ASSETS:
   Capital paid in.................................  $69,120,956   $ 4,965,071
   Accumulated undistributed net investment income
    (loss).........................................    2,473,775            --
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts and
    options contracts..............................  (11,994,102)      108,540
   Unrealized appreciation (depreciation) on
    investments....................................   (5,834,925)      152,833
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.........................           --            --
   Unrealized appreciation (depreciation) on
    futures and written options contracts..........           --            --
                                                     -------------------------
                                                     $53,765,704   $ 5,226,444
                                                     =========================
   ---------------
   * Cost
    Investment securities..........................  $57,533,582   $ 4,607,705
                                                     =========================
    Short-term securities..........................  $        --   $        --
                                                     =========================
   # Proceeds from written call options............  $        --   $        --
                                                     =========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2000

                                                         MFS                      INTERNATIONAL                  INTERNATIONAL
                                                       MID-CAP      AGGRESSIVE     GROWTH AND        GLOBAL       DIVERSIFIED
                                                       GROWTH         GROWTH         INCOME         EQUITIES       EQUITIES
   ---------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*................  $70,265,020   $398,948,318   $248,383,255    $598,254,456   $366,274,041
   Short-term securities*..........................   15,300,000             --             --       8,879,000     46,281,000
   Repurchase agreements (cost equals market)......           --     34,790,000      2,282,000              --             --
   Cash............................................       20,017          2,986        154,212             487      3,376,327
   Foreign currency................................            2             --        530,269       8,010,033         31,193
   Receivables for--
    Fund shares sold...............................    1,892,197      4,605,751      6,306,987      18,495,551     48,084,381
    Dividends and accrued interest.................        4,033         16,901        699,286         543,285        415,847
    Sales of investments...........................      858,269     14,275,263      2,238,847       8,158,297      4,193,415
    Foreign currency contracts.....................           --             --      3,866,817              --      4,193,469
    Variation margin on futures contracts..........           --             --             --              --      2,540,081
   Prepaid expenses................................           83          1,475          1,341           3,892          6,731
   Due from Adviser................................           --             --             --              --             --
   Due from custodian..............................           --             --             --          16,004             --
   Deferred organizational expenses................           --             --          3,047              --             --
   Unrealized appreciation on forward foreign
    currency contracts.............................           --             --             --              --      6,136,997
                                                     -------------------------------------------------------------------------
                                                      88,339,621    452,640,694    264,466,061     642,361,005    481,533,482
                                                     -------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........................      227,753      1,385,301        465,435       1,413,431      5,216,206
    Purchases of investments.......................    6,382,575        673,918      5,774,272       7,948,506             --
    Management fees................................       45,899        251,656        206,341         369,024        390,900
    Foreign currency contracts.....................           --             --      3,900,483              --      4,193,415
    Variation margin on futures contracts..........           --             --             --              --             --
   Other accrued expenses..........................       33,130         46,194        157,490         135,366        169,196
   Unrealized depreciation on forward foreign
    currency contracts.............................           --             --             --              --      6,575,743
   Written call options at value#..................           --        210,700             --              --             --
   Due to custodian................................           --             --             --              --             --
   Due to Adviser..................................       13,965             --             --              --             --
                                                     -------------------------------------------------------------------------
                                                       6,703,322      2,567,769     10,504,021       9,866,327     16,545,460
                                                     -------------------------------------------------------------------------
   NET ASSETS......................................  $81,636,299   $450,072,925   $253,962,040    $632,494,678   $464,988,022
                                                     =========================================================================
   Shares of beneficial interest outstanding
    (unlimited shares authorized)..................    5,233,406     19,808,872     20,677,249      29,995,247     31,365,742
   Net asset value per share.......................  $     15.60   $      22.72   $      12.28    $      21.09   $      14.82
                                                     =========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.................................  $72,503,704   $278,488,065   $243,619,869    $434,121,327   $343,585,225
   Accumulated undistributed net investment income
    (loss).........................................           --         45,921     (2,007,971)        176,725      1,828,471
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts and
    options contracts..............................    5,056,774     49,506,317      3,101,837      50,170,378     59,364,604
   Unrealized appreciation (depreciation) on
    investments....................................    4,075,821    121,771,212      9,262,781     148,133,656     58,130,248
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.........................           --             --        (14,476)       (107,408)      (460,607)
   Unrealized appreciation (depreciation) on
    futures and written options contracts..........           --        261,410             --              --      2,540,081
                                                     -------------------------------------------------------------------------
                                                     $81,636,299   $450,072,925   $253,962,040    $632,494,678   $464,988,022
                                                     =========================================================================
   ---------------
   * Cost
    Investment securities..........................  $66,189,199   $277,177,106   $239,120,474    $450,120,800   $308,143,793
                                                     =========================================================================
    Short-term securities..........................  $15,300,000   $         --   $         --    $  8,879,000   $ 46,281,000
                                                     =========================================================================
   # Proceeds from written call options............  $        --   $    472,110   $         --    $         --   $         --
                                                     =========================================================================


                                                       EMERGING
                                                        MARKETS
   ------------------------------------------------  -------------
   ASSETS:
   Investment securities, at value*................  $  97,673,783
   Short-term securities*..........................             --
   Repurchase agreements (cost equals market)......      3,905,000
   Cash............................................        724,981
   Foreign currency................................        435,520
   Receivables for--
    Fund shares sold...............................        917,673
    Dividends and accrued interest.................        146,796
    Sales of investments...........................        855,594
    Foreign currency contracts.....................        401,057
    Variation margin on futures contracts..........             --
   Prepaid expenses................................            375
   Due from Adviser................................             --
   Due from custodian..............................             --
   Deferred organizational expenses................          3,047
   Unrealized appreciation on forward foreign
    currency contracts.............................             --
                                                     -------------
                                                       105,063,826
                                                     -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...........................        117,632
    Purchases of investments.......................      1,577,880
    Management fees................................        105,798
    Foreign currency contracts.....................        401,601
    Variation margin on futures contracts..........             --
   Other accrued expenses..........................         88,580
   Unrealized depreciation on forward foreign
    currency contracts.............................             --
   Written call options at value#..................             --
   Due to custodian................................             --
   Due to Adviser..................................         32,385
                                                     -------------
                                                         2,323,876
                                                     -------------
   NET ASSETS......................................  $ 102,739,950
                                                     =============
   Shares of beneficial interest outstanding
    (unlimited shares authorized)..................      9,339,236
   Net asset value per share.......................  $       11.00
                                                     =============
   COMPOSITION OF NET ASSETS:
   Capital paid in.................................  $  80,274,304
   Accumulated undistributed net investment income
    (loss).........................................       (273,663)
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts and
    options contracts..............................     (2,057,947)
   Unrealized appreciation (depreciation) on
    investments....................................     24,796,578
   Unrealized foreign exchange gain (loss) on other
    assets and liabilities.........................            678
   Unrealized appreciation (depreciation) on
    futures and written options contracts..........             --
                                                     -------------
                                                     $ 102,739,950
                                                     =============
   ---------------
   * Cost
    Investment securities..........................  $  72,877,205
                                                     =============
    Short-term securities..........................  $          --
                                                     =============
   # Proceeds from written call options............  $          --
                                                     =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED JANUARY 31, 2000

                                               CASH        CORPORATE       GLOBAL       HIGH-YIELD     WORLDWIDE     SUNAMERICA
                                            MANAGEMENT        BOND          BOND           BOND       HIGH INCOME     BALANCED
   -----------------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest.............................  $24,208,031   $ 13,440,614   $ 5,721,496   $ 32,547,553   $14,068,096   $  7,283,909
     Dividends............................           --        253,406            --        475,777            --      1,744,947
                                            ------------------------------------------------------------------------------------
         Total income*....................   24,208,031     13,694,020     5,721,496     33,023,330    14,068,096      9,028,856
                                            ------------------------------------------------------------------------------------
   EXPENSES:
     Management fees......................    2,237,779      1,095,735       871,938      1,927,896     1,192,526      2,096,493
     Custodian fees.......................       87,607        109,619       149,643         92,025       117,467         83,166
     Auditing fees........................       27,340         27,040        31,870         27,060        31,870         24,795
     Reports to investors.................       25,460         13,370         9,880         21,115         9,415         25,635
     Legal fees...........................        6,496          2,606         2,180          5,904         1,961          4,498
     Trustees' fees.......................          902            298           298            639           338            690
     Interest expense.....................           --             --            --         14,789            --             --
     Amortization of organizational
       expenses...........................           --             --            --             --            --             --
     Other expenses.......................        5,430          2,239         2,463          4,339         2,223          2,131
                                            ------------------------------------------------------------------------------------
       Total expenses before reimbursement
         and custody credits..............    2,391,014      1,250,907     1,068,272      2,093,767     1,355,800      2,237,408
       Expenses reimbursed by the
         investment adviser...............           --             --            --             --            --             --
       Custody credits earned on cash
         balances.........................      (10,602)        (2,799)       (4,048)       (18,600)      (22,672)        (3,086)
                                            ------------------------------------------------------------------------------------
   Net investment income (loss)...........   21,827,619     12,445,912     4,657,272     30,948,163    12,734,968      6,794,534
                                            ------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**......................       (3,292)    (2,851,684)   (5,166,305)   (13,896,284)      677,539      1,075,070
     Net realized gain (loss) on futures
       and
       options contracts..................           --             --            --             --        98,391             --
     Net realized foreign exchange gain
       (loss)
       on other assets and liabilities....           --             --     4,032,014             --       401,422             --
     Change in unrealized appreciation/
       depreciation on investments........     (213,087)   (14,305,964)   (6,974,420)    (1,437,940)    6,825,212     40,470,065
     Change in unrealized foreign exchange
       gain loss on other assets and
       liabilities........................           --             --     1,172,246             --        50,084             --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts..........................           --             --            --             --       123,142             --
                                            ------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies...........................     (216,379)   (17,157,648)   (6,936,465)   (15,334,224)    8,175,790     41,545,135
                                            ------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS...........................  $21,611,240   $ (4,711,736)  $(2,279,193)  $ 15,613,939   $20,910,758   $ 48,339,669
                                            ====================================================================================
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $        --   $      1,589   $     6,335   $         --   $        --   $     15,089
                                            ====================================================================================
   ** Net of foreign withholding taxes on
      capital gains of....................  $        --   $         --   $        --   $         --   $        --   $         --
                                            ====================================================================================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                             MFS TOTAL       ASSET                    EQUITY       EQUITY       GROWTH-
                                              RETURN      ALLOCATION     UTILITY      INCOME       INDEX         INCOME
   -----------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest.............................  $ 5,203,647   $16,924,084   $  285,721   $  39,768   $  150,390   $  6,408,582
     Dividends............................    2,037,027     6,867,052    3,934,117     136,153      333,370     10,254,551
                                            ------------------------------------------------------------------------------
         Total income*....................    7,240,674    23,791,136    4,219,838     175,921      483,760     16,663,133
                                            ------------------------------------------------------------------------------
   EXPENSES:
     Management fees......................    1,224,166     4,180,150      763,860      38,116      123,376      7,933,020
     Custodian fees.......................      130,854       238,340       55,062      22,927      103,778        277,140
     Auditing fees........................       24,755        24,720       24,815      25,730       25,730         24,800
     Reports to investors.................       12,950        45,285        9,575       2,151        6,490        100,765
     Legal fees...........................        1,248         9,258        1,724       1,474        1,711         16,988
     Trustees' fees.......................          351         1,852          280         333          333          2,763
     Interest expense.....................           --            --           --          --           --             --
     Amortization of organizational
       expenses...........................           --            --           --          --           --             --
     Other expenses.......................        2,440        10,979        1,225         828          876         13,819
                                            ------------------------------------------------------------------------------
       Total expenses before reimbursement
         and custody credits..............    1,396,764     4,510,584      856,541      91,559      262,294      8,369,295
       Expenses reimbursed by the
         investment adviser...............           --            --           --     (35,799)     (92,559)            --
       Custody credits earned on cash
         balances.........................      (19,024)       (2,805)      (4,137)        (52)         (93)        (5,360)
                                            ------------------------------------------------------------------------------
   Net investment income (loss)...........    5,862,934    19,283,357    3,367,434     120,213      314,118      8,299,198
                                            ------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**......................      780,275    14,357,105    1,067,698    (131,707)      84,382     93,405,209
     Net realized gain (loss) on futures
       and options contracts..............           --      (684,649)          --          --       35,075      6,590,063
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities........................       (5,562)      (98,731)      (4,606)         --           --             47
     Change in unrealized appreciation/
       depreciation on investments........   (7,757,621)    9,240,954      263,120      47,548    2,111,164    155,039,489
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities........................         (625)       33,659           --          --           --             --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts..........................           --    (3,734,616)          --          --       (3,875)    (6,330,938)
                                            ------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies...........................   (6,983,533)   19,113,722    1,326,212     (84,159)   2,226,746    248,703,870
                                            ------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS............  $(1,120,599)  $38,397,079   $4,693,646   $  36,054   $2,540,864   $257,003,068
                                            ==============================================================================
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $    20,259   $    38,288   $   15,026   $   1,140   $    2,138   $      1,381
                                            ==============================================================================
   ** Net of foreign withholding taxes on
      capital gains of....................  $        --   $        --   $       --   $      --   $       --   $         --
                                            ==============================================================================

                                              FEDERATED
                                                VALUE
   ---------------------------------------  -------------
   INCOME:
     Interest.............................  $     277,208
     Dividends............................      3,511,872
                                            -------------
         Total income*....................      3,789,080
                                            -------------
   EXPENSES:
     Management fees......................      1,400,196
     Custodian fees.......................         59,192
     Auditing fees........................         24,690
     Reports to investors.................         14,400
     Legal fees...........................          2,908
     Trustees' fees.......................            280
     Interest expense.....................             --
     Amortization of organizational
       expenses...........................             --
     Other expenses.......................          1,984
                                            -------------
       Total expenses before reimbursement
         and custody credits..............      1,503,650
       Expenses reimbursed by the
         investment adviser...............             --
       Custody credits earned on cash
         balances.........................         (1,367)
                                            -------------
   Net investment income (loss)...........      2,286,797
                                            -------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**......................      8,090,370
     Net realized gain (loss) on futures
       and options contracts..............             --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities........................             27
     Change in unrealized appreciation/
       depreciation on investments........    (12,756,709)
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities........................             --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts..........................             --
                                            -------------
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies...........................     (4,666,312)
                                            -------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS............  $  (2,379,515)
                                            =============
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $      22,232
                                            =============
   ** Net of foreign withholding taxes on
      capital gains of....................  $          --
                                            =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                                                             MFS
                                              VENTURE       "DOGS" OF       ALLIANCE     GROWTH AND       PUTNAM         REAL
                                               VALUE       WALL STREET       GROWTH        INCOME         GROWTH        ESTATE
   ------------------------------------------------------------------------------------------------------------------------------
   INCOME:
     Interest.............................  $  3,922,876   $     71,384   $  1,358,418   $   801,676   $    860,447   $    66,808
     Dividends............................    22,373,993      2,838,683     10,322,002     3,492,374      3,513,039     2,962,188
                                            -------------------------------------------------------------------------------------
         Total income*....................    26,296,869      2,910,067     11,680,420     4,294,050      4,373,486     3,028,996
                                            -------------------------------------------------------------------------------------
   EXPENSES:
     Management fees......................    14,964,215        627,602     13,621,029     2,126,722      4,697,170       470,856
     Custodian fees.......................       385,338         39,735        391,137       129,248        150,373        34,697
     Auditing fees........................        24,755         24,670         24,860        24,795         24,460        24,790
     Reports to investors.................       134,395          8,285        160,430        14,025         44,220         5,845
     Legal fees...........................        23,080          1,425         22,582         2,044          7,778         1,425
     Trustees' fees.......................         3,921            564          3,949           485          1,343           970
     Interest expense.....................            --             --          3,856            --             --            --
     Amortization of organizational
       expenses...........................            --          1,179             --            --             --         1,296
     Other expenses.......................        23,332          1,038         17,590         4,449          5,750         1,118
                                            -------------------------------------------------------------------------------------
       Total expenses before reimbursement
         and custody credits..............    15,559,036        704,498     14,245,433     2,301,768      4,931,094       540,997
       Expenses reimbursed by the
         investment adviser...............            --             --             --            --             --            --
       Custody credits earned on cash
         balances.........................        (1,428)        (1,165)        (2,437)      (13,393)        (1,058)         (532)
                                            -------------------------------------------------------------------------------------
   Net investment income (loss)...........    10,739,261      2,206,734     (2,562,576)    2,005,675       (556,550)    2,488,531
                                            -------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**......................    23,467,320        592,966    404,269,862    (2,652,416)    70,783,758    (9,206,296)
     Net realized gain (loss) on futures
       and options contracts..............            --             --             --            --             --            --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities........................            --             --             28       (17,880)            --            --
     Change in unrealized appreciation/
       depreciation on investments........   222,877,928    (15,502,372)   (75,289,682)    5,348,598     33,747,739     1,868,892
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities........................            --             --             --        (1,130)            --            --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts..........................            --             --             --            --             --            --
                                            -------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies...........................   246,345,248    (14,909,406)   328,980,208     2,677,172    104,531,497    (7,337,404)
                                            -------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS............  $257,084,509   $(12,702,672)  $326,417,632   $ 4,682,847   $103,974,947   $(4,848,873)
                                            =====================================================================================
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $    134,436   $     16,793   $    152,343   $    22,143   $      4,608   $     1,192
                                            =====================================================================================
   ** Net of foreign withholding taxes on
      capital gains of....................  $         --   $         --   $         --   $        --   $         --   $        --
                                            =====================================================================================

                                              SMALL
                                             COMPANY
                                              VALUE
   ---------------------------------------  ---------
   INCOME:
     Interest.............................  $  14,437
     Dividends............................     36,502
                                            ---------
         Total income*....................     50,939
                                            ---------
   EXPENSES:
     Management fees......................     51,037
     Custodian fees.......................     33,354
     Auditing fees........................     25,730
     Reports to investors.................      2,045
     Legal fees...........................      1,474
     Trustees' fees.......................        333
     Interest expense.....................         --
     Amortization of organizational
       expenses...........................         --
     Other expenses.......................        827
                                            ---------
       Total expenses before reimbursement
         and custody credits..............    114,800
       Expenses reimbursed by the
         investment adviser...............    (43,169)
       Custody credits earned on cash
         balances.........................       (179)
                                            ---------
   Net investment income (loss)...........    (20,513)
                                            ---------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) on
       investments**......................    131,700
     Net realized gain (loss) on futures
       and options contracts..............         --
     Net realized foreign exchange gain
       (loss) on other assets and
       liabilities........................         --
     Change in unrealized appreciation/
       depreciation on investments........    153,921
     Change in unrealized foreign exchange
       gain/loss on other assets and
       liabilities........................         --
     Change in unrealized appreciation/
       depreciation on futures and options
       contracts..........................         --
                                            ---------
   Net realized and unrealized gain (loss)
     on investments and foreign
     currencies...........................    285,621
                                            ---------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS............  $ 265,108
                                            =========
   ---------------
    * Net of foreign withholding taxes on
      interest and dividends of...........  $      --
                                            =========
   ** Net of foreign withholding taxes on
      capital gains of....................  $      --
                                            =========

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                               MFS                      INTERNATIONAL                  INTERNATIONAL
                                             MID-CAP      AGGRESSIVE     GROWTH AND        GLOBAL       DIVERSIFIED      EMERGING
                                             GROWTH#        GROWTH         INCOME         EQUITIES       EQUITIES        MARKETS
  ---------------------------------------------------------------------------------------------------------------------------------
  INCOME:
    Interest.............................  $   167,046   $  1,627,820    $   384,640    $    644,735    $ 2,450,577    $     73,250
    Dividends............................       23,650        230,820      4,311,599       5,094,027      6,284,672         803,118
                                           ----------------------------------------------------------------------------------------
        Total income*....................      190,696      1,858,640      4,696,239       5,738,762      8,735,249         876,368
                                           ----------------------------------------------------------------------------------------
  EXPENSES:
    Management fees......................      140,877      1,689,376      1,932,120       3,613,901      4,025,530         771,455
    Custodian fees.......................       57,679         75,711        414,611         515,390        821,612         309,563
    Auditing fees........................       20,895         24,750         31,885          31,870         31,870          31,855
    Reports to investors.................        1,765         20,750         15,545          35,700         28,215           6,471
    Legal fees...........................        1,457          3,789          3,196           6,699          5,153           1,219
    Trustees' fees.......................          162            414            414             903            840             280
    Interest expense.....................           --             --             --              --             --              --
    Amortization of organizational
      expenses...........................           --             --          1,296              --             --           1,296
    Other expenses.......................          675          2,082          2,023           7,201          5,015             850
                                           ----------------------------------------------------------------------------------------
      Total expenses before reimbursement
        and custody credits..............      223,510      1,816,872      2,401,090       4,211,664      4,918,235       1,122,989
      Expenses reimbursed by the
        investment adviser...............       (4,045)            --             --              --             --              --
      Custody credits earned on cash
        balances.........................       (3,454)        (6,521)        (6,761)           (960)        (1,507)         (5,658)
                                           ----------------------------------------------------------------------------------------
  Net investment income (loss)...........      (25,315)        48,289      2,301,910       1,528,058      3,818,521        (240,963)
                                           ----------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss)on
      investments**......................    5,957,086     55,875,808     22,478,721      51,315,681     57,615,434       9,519,304
    Net realized gain (loss) on futures
      and options contracts..............           --     (4,533,482)            --              --      6,817,431              --
    Net realized foreign exchange gain
      (loss) on other assets and
      liabilities........................            3             --     (1,191,924)       (807,539)    (2,392,903)       (230,976)
    Change in unrealized appreciation/
      depreciation on investments........    4,075,821     84,249,404      3,849,811      61,644,825      3,235,811      25,006,364
    Change in unrealized foreign exchange
      gain/loss on other assets and
      liabilities........................           --             --      1,073,259         (96,050)       (47,677)         72,542
    Change in unrealized appreciation/
      depreciation on futures and options
      contracts..........................           --        261,410             --              --      2,420,745              --
                                           ----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign
    currencies...........................   10,032,910    135,853,140     26,209,867     112,056,917     67,648,841      34,367,234
                                           ----------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS............  $10,007,595   $135,901,429    $28,511,777    $113,584,975    $71,467,362    $ 34,126,271
                                           ========================================================================================
  ---------------
   * Net of foreign withholding taxes on
     interest and dividends of...........  $        --   $         --    $   510,312    $    452,004    $   679,184    $     75,804
                                           ========================================================================================
  ** Net of foreign withholding taxes on
     capital gains of....................  $        --   $         --    $        --    $         --    $        --    $    194,051
                                           ========================================================================================

    # Commenced operations April 1, 1999
    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD      WORLDWIDE
                                                    MANAGEMENT          BOND           BOND           BOND        HIGH INCOME
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $21,827,619.....  $ 12,445,912   $  4,657,272   $  30,948,163   $ 12,734,968
   Net realized gain (loss) on investments......           (3,292)    (2,851,684)    (5,166,305)    (13,896,284)       677,539
   Net realized gain (loss) on futures and
    options contracts...........................               --             --             --              --         98,391
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................               --             --      4,032,014              --        401,422
   Change in unrealized
    appreciation/depreciation on
    investments.................................         (213,087)   (14,305,964)    (6,974,420)     (1,437,940)     6,825,212
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................               --             --      1,172,246              --         50,084
   Change in unrealized
    appreciation/depreciation on futures
    and options contracts.......................               --             --             --              --        123,142
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from
    operations..................................  21,611,240.....     (4,711,736)    (2,279,193)     15,613,939     20,910,758
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (12,240,000)    (8,230,000)    (5,160,000)    (30,360,000)   (13,765,000)
   Distributions from net realized gain on
    investments.................................           (2,500)            --     (4,504,000)             --             --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (12,242,500)    (8,230,000)    (9,664,000)    (30,360,000)   (13,765,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    4,388,297,563     90,669,345     51,027,350     203,819,890     37,099,911
   Proceeds from shares issued for reinvestment
    of dividends
    and distributions...........................       12,242,500      8,230,000      9,664,000      30,360,000     13,765,000
   Cost of shares repurchased...................   (4,220,690,574)   (60,453,154)   (43,909,286)   (202,438,836)   (50,583,732)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital
    share transactions..........................      179,849,489     38,446,191     16,782,064      31,741,054        281,179
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      189,218,229     25,504,455      4,838,871      16,994,993      7,426,937
   NET ASSETS:
   Beginning of period..........................      277,369,542    158,804,103    122,306,083     293,037,084    116,976,584
                                                  ----------------------------------------------------------------------------
   End of period................................  $   466,587,771   $184,308,558   $127,144,954   $ 310,032,077   $124,403,521
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    21,817,100   $ 12,434,932   $  6,440,721   $  30,938,182   $ 12,942,087
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      406,632,893      7,899,649      4,514,740      18,488,582      3,548,135
   Issued in reinvestment of dividends and
    distributions...............................        1,146,301        749,545        905,717       2,959,064      1,444,386
   Repurchased..................................     (391,100,913)    (5,311,866)    (3,918,582)    (18,342,951)    (4,806,758)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................  16,678,281.....      3,337,328      1,501,875       3,104,695        185,763
                                                  ============================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ----------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   6,794,534
   Net realized gain (loss) on investments......      1,075,070
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................             --
   Change in unrealized
    appreciation/depreciation on
    investments.................................     40,470,065
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................             --
   Change in unrealized
    appreciation/depreciation on futures
    and options contracts.......................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from
    operations..................................     48,339,669
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (2,250,000)
   Distributions from net realized gain on
    investments.................................     (4,125,000)
                                                  -------------
   Total dividends and distributions to
    shareholders................................     (6,375,000)
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    347,827,921
   Proceeds from shares issued for reinvestment
    of dividends
    and distributions...........................      6,375,000
   Cost of shares repurchased...................    (81,991,264)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital
    share transactions..........................    272,211,657
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    314,176,326
   NET ASSETS:
   Beginning of period..........................    194,877,799
                                                  -------------
   End of period................................  $ 509,054,125
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   6,785,421
                                                  =============
   Shares issued and repurchased:
   Sold.........................................     19,590,678
   Issued in reinvestment of dividends and
    distributions...............................        376,328
   Repurchased..................................     (4,570,322)
                                                  -------------
   Net increase (decrease)......................     15,396,684
                                                  =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                   MFS TOTAL         ASSET                        EQUITY         EQUITY
                                                     RETURN       ALLOCATION       UTILITY        INCOME         INDEX
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  5,862,934   $  19,283,357   $  3,367,434   $   120,213   $    314,118
   Net realized gain (loss) on investments......       780,275      14,357,105      1,067,698      (131,707)        84,382
   Net realized gain (loss) on futures and
    options contracts...........................            --        (684,649)            --            --         35,075
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (5,562)        (98,731)        (4,606)           --             --
   Change in unrealized
    appreciation/depreciation on investments....    (7,757,621)      9,240,954        263,120        47,548      2,111,164
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          (625)         33,659             --            --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --      (3,734,616)            --            --         (3,875)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (1,120,599)     38,397,079      4,693,646        36,054      2,540,864
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (3,330,000)    (21,955,000)    (1,675,000)     (110,000)      (298,000)
   Distributions from net realized gain on
    investments.................................   (20,238,000)    (36,667,000)    (4,225,000)     (135,000)        (5,000)
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (23,568,000)    (58,622,000)    (5,900,000)     (245,000)      (303,000)
                                                  ------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   104,423,766     140,892,369     78,569,397     7,214,357     65,055,102
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............    23,568,000      58,622,000      5,900,000       245,000        303,000
   Cost of shares repurchased...................   (39,715,767)   (204,743,239)   (40,427,165)   (5,867,921)   (15,276,845)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    88,275,999      (5,228,870)    44,042,232     1,591,436     50,081,257
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    63,587,400     (25,453,791)    42,835,878     1,382,490     52,319,121
   NET ASSETS:
   Beginning of period..........................   145,332,068     724,516,465     77,323,056     5,287,158     11,167,713
                                                  ------------------------------------------------------------------------
   End of period................................  $208,919,468   $ 699,062,674   $120,158,934   $ 6,669,648   $ 63,486,834
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  5,845,758   $  18,980,133   $  3,284,421   $    10,885   $     18,192
                                                  ========================================================================
   Shares issued and repurchased:
   Sold.........................................     6,864,765       9,430,552      5,379,926       672,842      5,631,230
   Issued in reinvestment of dividends and
    distributions...............................     1,657,384       4,241,823        417,256        23,340         24,328
   Repurchased..................................    (2,647,509)    (13,730,751)    (2,771,040)     (546,657)    (1,312,250)
                                                  ------------------------------------------------------------------------
   Net increase (decrease)......................     5,874,640         (58,376)     3,026,142       149,525      4,343,308
                                                  ========================================================================

                                                     GROWTH-         FEDERATED
                                                      INCOME           VALUE
   ------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    8,299,198   $   2,286,797
   Net realized gain (loss) on investments......      93,405,209       8,090,370
   Net realized gain (loss) on futures and
    options contracts...........................       6,590,063              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              47              27
   Change in unrealized
    appreciation/depreciation on investments....     155,039,489     (12,756,709)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................      (6,330,938)             --
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     257,003,068      (2,379,515)
                                                  ------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (7,340,000)     (1,340,000)
   Distributions from net realized gain on
    investments.................................     (68,910,000)     (7,780,000)
                                                  ------------------------------
   Total dividends and distributions to
    shareholders................................     (76,250,000)     (9,120,000)
                                                  ------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     753,127,119     150,995,496
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      76,250,000       9,120,000
   Cost of shares repurchased...................    (387,903,829)    (99,303,632)
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     441,473,290      60,811,864
                                                  ------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     622,226,358      49,312,349
   NET ASSETS:
   Beginning of period..........................   1,206,113,351     159,175,506
                                                  ------------------------------
   End of period................................  $1,828,339,709   $ 208,487,855
                                                  ==============================
   ---------------
   Undistributed net investment income (loss)...  $    8,294,807   $   2,281,495
                                                  ==============================
   Shares issued and repurchased:
   Sold.........................................      25,761,982       8,867,483
   Issued in reinvestment of dividends and
    distributions...............................       2,769,706         549,398
   Repurchased..................................     (13,272,829)     (5,860,458)
                                                  ------------------------------
   Net increase (decrease)......................      15,258,859       3,556,423
                                                  ==============================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                                                                       MFS
                                                     VENTURE        "DOGS" OF        ALLIANCE       GROWTH AND       PUTNAM
                                                      VALUE        WALL STREET        GROWTH          INCOME         GROWTH
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   10,739,261   $  2,206,734   $   (2,562,576)     2,005,675   $   (556,550)
   Net realized gain (loss) on investments......      23,467,320        592,966      404,269,862     (2,652,416)    70,783,758
   Net realized gain (loss) on futures and
    options contracts...........................              --             --               --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --             --               28        (17,880)            --
   Change in unrealized
    appreciation/depreciation on investments....     222,877,928    (15,502,372)     (75,289,682)     5,348,598     33,747,739
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --             --               --         (1,130)            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --             --               --             --             --
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     257,084,509    (12,702,672)     326,417,632      4,682,847    103,974,947
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (15,550,000)      (550,000)      (2,760,000)      (555,000)      (270,000)
   Distributions from net realized gain on
    investments.................................     (73,875,000)    (2,840,000)    (186,455,000)   (66,583,000)   (19,595,000)
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (89,425,000)    (3,390,000)    (189,215,000)   (67,138,000)   (19,865,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     754,798,296     80,595,371    1,562,412,801    143,219,383    340,299,010
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      89,425,000      3,390,000      189,215,000     67,138,000     19,865,000
   Cost of shares repurchased...................    (548,242,140)   (47,030,085)    (878,340,940)   (76,749,569)  (155,190,371)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     295,981,156     36,955,286      873,286,861    133,607,814    204,973,639
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     463,640,665     20,862,614    1,010,489,493     71,152,661    289,083,586
   NET ASSETS:
   Beginning of period..........................   1,840,353,550     78,061,849    1,864,923,869    266,068,942    494,812,534
                                                  ----------------------------------------------------------------------------
   End of period................................  $2,303,994,215   $ 98,924,463   $2,875,413,362   $337,221,603   $783,896,120
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $   10,732,780   $  2,204,407   $           --   $  1,978,433   $         --
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      29,377,168      8,317,272       45,030,620      9,484,980     14,097,987
   Issued in reinvestment of dividends and
    distributions...............................       3,632,210        337,649        6,089,958      5,148,620        891,207
   Repurchased..................................     (21,346,303)    (4,985,379)     (25,415,768)    (5,048,143)    (6,415,096)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................      11,663,075      3,669,542       25,704,810      9,585,457      8,574,098
                                                  ============================================================================

                                                                    SMALL
                                                      REAL         COMPANY
                                                     ESTATE         VALUE
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,488,531   $   (20,513)
   Net realized gain (loss) on investments......    (9,206,296)      131,700
   Net realized gain (loss) on futures and
    options contracts...........................            --            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --            --
   Change in unrealized
    appreciation/depreciation on investments....     1,868,892       153,921
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --            --
                                                  --------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (4,848,873)      265,108
                                                  --------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (2,075,000)           --
   Distributions from net realized gain on
    investments.................................            --       (24,000)
                                                  --------------------------
   Total dividends and distributions to
    shareholders................................    (2,075,000)      (24,000)
                                                  --------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    33,782,063     2,811,470
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     2,075,000        24,000
   Cost of shares repurchased...................   (33,671,802)   (2,874,170)
                                                  --------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     2,185,261       (38,700)
                                                  --------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (4,738,612)      202,408
   NET ASSETS:
   Beginning of period..........................    58,504,316     5,024,036
                                                  --------------------------
   End of period................................  $ 53,765,704   $ 5,226,444
                                                  ==========================
   ---------------
   Undistributed net investment income (loss)...  $  2,473,775   $        --
                                                  ==========================
   Shares issued and repurchased:
   Sold.........................................     3,599,952       273,480
   Issued in reinvestment of dividends and
    distributions...............................       223,841         2,323
   Repurchased..................................    (3,608,121)     (279,818)
                                                  --------------------------
   Net increase (decrease)......................       215,672        (4,015)
                                                  ==========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2000

                                                      MFS                        INTERNATIONAL                    INTERNATIONAL
                                                    MID-CAP       AGGRESSIVE      GROWTH AND        GLOBAL         DIVERSIFIED
                                                    GROWTH#         GROWTH          INCOME         EQUITIES         EQUITIES
   -----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (25,315)  $      48,289   $   2,301,910   $   1,528,058   $     3,818,521
   Net realized gain (loss) on investments......     5,957,086      55,875,808      22,478,721      51,315,681        57,615,434
   Net realized gain (loss) on futures and
    options contracts...........................            --      (4,533,482)             --              --         6,817,431
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................             3              --      (1,191,924)       (807,539)       (2,392,903)
   Change in unrealized
    appreciation/depreciation on
    investments.................................     4,075,821      84,249,404       3,849,811      61,644,825         3,235,811
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................            --              --       1,073,259         (96,050)          (47,677)
   Change in unrealized
    appreciation/depreciation on futures
    and options contracts.......................            --         261,410              --              --         2,420,745
                                                  ------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from
    operations..................................    10,007,595     135,901,429      28,511,777     113,584,975        71,467,362
                                                  ------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --        (388,000)     (7,900,000)     (5,295,000)       (6,460,000)
   Distributions from net realized gain on
    investments.................................      (875,000)    (16,975,000)    (15,640,000)    (34,510,000)       (2,475,000)
                                                  ------------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (875,000)    (17,363,000)    (23,540,000)    (39,805,000)       (8,935,000)
                                                  ------------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    98,056,668     318,418,623     313,818,789     752,838,815     2,370,358,397
   Proceeds from shares issued for reinvestment
    of dividends
    and distributions...........................       875,000      17,363,000      23,540,000      39,805,000         8,935,000
   Cost of shares repurchased...................   (26,427,964)   (186,560,288)   (230,865,197)   (697,067,540)   (2,350,622,260)
                                                  ------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital
    share transactions..........................    72,503,704     149,221,335     106,493,592      95,576,275        28,671,137
                                                  ------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    81,636,299     267,759,764     111,465,369     169,356,250        91,203,499
   NET ASSETS:
   Beginning of period..........................            --     182,313,161     142,496,671     463,138,428       373,784,523
                                                  ------------------------------------------------------------------------------
   End of period................................  $ 81,636,299   $ 450,072,925   $ 253,962,040   $ 632,494,678   $   464,988,022
                                                  ==============================================================================

   ---------------
   Undistributed net investment income (loss)...  $         --   $      45,921   $  (2,007,971)  $     176,725   $     1,828,471
                                                  ==============================================================================
   Shares issued and repurchased:
   Sold.........................................     7,178,260      17,586,736      24,187,004      39,611,565       172,093,962
   Issued in reinvestment of dividends and
    distributions...............................        54,825       1,212,500       1,827,598       2,303,530           676,893
   Repurchased..................................    (1,999,679)    (10,737,769)    (17,733,019)    (36,807,549)     (170,003,902)
                                                  ------------------------------------------------------------------------------
   Net increase (decrease)......................     5,233,406       8,061,467       8,281,583       5,107,546         2,766,953
                                                  ==============================================================================
   # Commenced operations April 1, 1999


                                                    EMERGING
                                                     MARKETS
   -----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (240,963)
   Net realized gain (loss) on investments......      9,519,304
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................       (230,976)
   Change in unrealized
    appreciation/depreciation on
    investments.................................     25,006,364
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................         72,542
   Change in unrealized
    appreciation/depreciation on futures
    and options contracts.......................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from
    operations..................................     34,126,271
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........         (4,000)
   Distributions from net realized gain on
    investments.................................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................         (4,000)
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     89,264,149
   Proceeds from shares issued for reinvestment
    of dividends
    and distributions...........................          4,000
   Cost of shares repurchased...................    (53,358,624)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital
    share transactions..........................     35,909,525
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     70,031,796
   NET ASSETS:
   Beginning of period..........................     32,708,154
                                                  -------------
   End of period................................  $ 102,739,950
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $    (273,663)
                                                  =============
   Shares issued and repurchased:
   Sold.........................................     10,036,047
   Issued in reinvestment of dividends and
    distributions...............................            492
   Repurchased..................................     (5,958,373)
                                                  -------------
   Net increase (decrease)......................      4,078,166
                                                  =============
   # Commenced operations April 1, 1999

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE PERIOD DECEMBER 1, 1998 THROUGH JANUARY 31, 1999

                                                      CASH         CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT         BOND           BOND           BOND       HIGH INCOME
   ------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   2,175,304   $  1,572,369   $    736,407   $  4,746,302   $  1,897,722
   Net realized gain (loss) on investments......          9,646        169,323        850,091     (2,240,492)    (1,225,523)
   Net realized gain (loss) on futures and
    options contracts...........................             --             --             --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --             --        991,310             --         33,517
   Change in unrealized
    appreciation/depreciation on investments....         80,213        421,903       (340,048)     1,771,064     (3,005,904)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --             --       (524,851)            --        (16,102)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --             --             --             --        (40,517)
                                                  -------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      2,265,163      2,163,595      1,712,909      4,276,874     (2,356,807)
                                                  -------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --             --             --             --             --
   Distributions from net realized gain on
    investments.................................             --             --             --             --             --
                                                  -------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................             --             --             --             --             --
                                                  -------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    417,868,561     20,469,501     10,112,554     27,358,549     11,308,899
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............             --             --             --             --             --
   Cost of shares repurchased...................   (366,404,273)    (7,390,279)    (4,947,595)   (23,178,837)   (13,265,058)
                                                  -------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     51,464,288     13,079,222      5,164,959      4,179,712     (1,956,159)
                                                  -------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     53,729,451     15,242,817      6,877,868      8,456,586     (4,312,966)
   NET ASSETS:
   Beginning of period..........................    223,640,091    143,561,286    115,428,215    284,580,498    121,289,550
                                                  -------------------------------------------------------------------------
   End of period................................  $ 277,369,542   $158,804,103   $122,306,083   $293,037,084   $116,976,584
                                                  =========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  12,229,481   $  8,221,379   $  4,677,221   $ 30,350,019   $ 13,739,476
                                                  =========================================================================
   Shares issued and repurchased:
   Sold.........................................     39,339,533      1,723,714        852,492      2,488,265      1,113,204
   Issued in reinvestment of dividends and
    distributions...............................             --             --             --             --             --
   Repurchased..................................    (34,491,050)      (622,391)      (419,784)    (2,108,316)    (1,316,953)
                                                  -------------------------------------------------------------------------
   Net increase (decrease)......................      4,848,483      1,101,323        432,708        379,949       (203,749)
                                                  =========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $     499,957
   Net realized gain (loss) on investments......        603,496
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on investments....     15,766,412
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................     16,869,865
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --
   Distributions from net realized gain on
    investments.................................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................             --
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     37,235,600
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............             --
   Cost of shares repurchased...................     (8,469,273)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     28,766,327
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     45,636,192
   NET ASSETS:
   Beginning of period..........................    149,241,607
                                                  -------------
   End of period................................  $ 194,877,799
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   2,245,167
                                                  =============
   Shares issued and repurchased:
   Sold.........................................      2,263,271
   Issued in reinvestment of dividends and
    distributions...............................             --
   Repurchased..................................       (516,546)
                                                  -------------
   Net increase (decrease)......................      1,746,725
                                                  =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE PERIOD DECEMBER 1, 1998 THROUGH JANUARY 31, 1999

                                                   MFS TOTAL        ASSET                          EQUITY          EQUITY
                                                    RETURN+       ALLOCATION       UTILITY         INCOME#         INDEX#
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    566,508   $  3,189,937   $     376,172   $      13,080   $      10,845
   Net realized gain (loss) on investments......    19,235,259      3,406,680       1,180,130         131,363               3
   Net realized gain (loss) on futures and
    options contracts...........................            --     14,209,227              --              --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --            282              13              --              --
   Change in unrealized
    appreciation/depreciation on investments....   (11,959,477)    (3,779,986)     (1,160,026)        142,715       1,156,865
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --         51,056               9              --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --     (6,198,783)             --              --              --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     7,842,290     10,878,413         396,298         287,158       1,167,713
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --             --              --         (15,000)        (15,000)
   Distributions from net realized gain on
    investments.................................            --             --              --              --              --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --             --              --         (15,000)        (15,000)
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    11,312,991     39,789,134      13,044,515       5,000,000      10,000,000
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --             --              --          15,000          15,000
   Cost of shares repurchased...................    (5,262,953)   (39,196,352)     (4,166,465)             --              --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     6,050,038        592,782       8,878,050       5,015,000      10,015,000
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    13,892,328     11,471,195       9,274,348       5,287,158      11,167,713
   NET ASSETS:
   Beginning of period..........................   131,439,740    713,045,270      68,048,708              --              --
                                                  ---------------------------------------------------------------------------
   End of period................................  $145,332,068   $724,516,465   $  77,323,056   $   5,287,158   $  11,167,713
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  3,326,145   $ 21,896,099   $   1,703,411   $       4,309   $       2,074
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................       722,994      2,664,197         881,293         500,000       1,000,000
   Issued in reinvestment of dividends and
    distributions...............................            --             --              --           1,433           1,398
   Repurchased..................................      (335,735)    (2,618,333)       (281,470)             --              --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................       387,259         45,864         599,823         501,433       1,001,398
                                                  ===========================================================================
   + Formerly Balanced/Phoenix Investment
    Counsel
   # Commenced operations December 14, 1998


                                                     GROWTH-         FEDERATED
                                                      INCOME           VALUE
   ---------------------------------------------  ------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    1,042,568   $     193,382
   Net realized gain (loss) on investments......      15,897,837         166,627
   Net realized gain (loss) on futures and
    options contracts...........................       5,844,488              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --              (6)
   Change in unrealized
    appreciation/depreciation on investments....     134,285,475       4,903,370
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            (141)             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................      (1,543,688)             --
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     155,526,539       5,263,373
                                                  ------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........              --              --
   Distributions from net realized gain on
    investments.................................              --              --
                                                  ------------------------------
   Total dividends and distributions to
    shareholders................................              --              --
                                                  ------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................      85,700,857      17,210,109
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............              --              --
   Cost of shares repurchased...................     (54,704,172)     (9,197,815)
                                                  ------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      30,996,685       8,012,294
                                                  ------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     186,523,224      13,275,667
   NET ASSETS:
   Beginning of period..........................   1,019,590,127     145,899,839
                                                  ------------------------------
   End of period................................  $1,206,113,351   $ 159,175,506
                                                  ==============================
   ---------------
   Undistributed net investment income (loss)...  $    7,335,562   $   1,334,671
                                                  ==============================
   Shares issued and repurchased:
   Sold.........................................       3,281,847       1,060,836
   Issued in reinvestment of dividends and
    distributions...............................              --              --
   Repurchased..................................      (2,090,295)       (565,865)
                                                  ------------------------------
   Net increase (decrease)......................       1,191,552         494,971
                                                  ==============================
   + Formerly Balanced/Phoenix Investment
    Counsel
   # Commenced operations December 14, 1998

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE PERIOD DECEMBER 1, 1998 THROUGH JANUARY 31, 1999

                                                                                                      MFS
                                                     VENTURE        "DOGS" OF       ALLIANCE       GROWTH AND       PUTNAM
                                                      VALUE        WALL STREET       GROWTH         INCOME+         GROWTH
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    2,598,807   $   114,427   $      (40,559)  $    162,628   $   (147,306)
   Net realized gain (loss) on investments......      17,635,962     2,829,920       53,230,893     54,763,601      9,065,022
   Net realized gain (loss) on futures and
    options contracts...........................              --            --          637,521             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             281            --               --          3,628             --
   Change in unrealized
    appreciation/depreciation on investments....      76,104,286    (4,578,871)     315,401,681    (29,996,476)    58,656,179
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            (267)           --               --             --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --            --         (757,500)            --             --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      96,339,069    (1,634,524)     368,472,036     24,933,381     67,573,895
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........              --            --               --             --             --
   Distributions from net realized gain on
    investments.................................              --            --               --             --             --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................              --            --               --             --             --
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................      97,925,406    18,661,965      204,611,303     11,852,834     56,653,856
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............              --            --               --             --             --
   Cost of shares repurchased...................     (79,321,761)   (4,248,773)    (104,299,490)    (9,015,745)   (28,278,432)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      18,603,645    14,413,192      100,311,813      2,837,089     28,375,424
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     114,942,714    12,778,668      468,783,849     27,770,470     95,949,319
   NET ASSETS:
   Beginning of period..........................   1,725,410,836    65,283,181    1,396,140,020    238,298,472    398,863,215
                                                  ---------------------------------------------------------------------------
   End of period................................  $1,840,353,550   $78,061,849   $1,864,923,869   $266,068,942   $494,812,534
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $   15,544,750   $   546,494   $    2,757,752   $    549,006   $    267,117
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................       4,116,195     1,905,522        6,451,097        711,914      2,574,099
   Issued in reinvestment of dividends and
    distributions...............................              --            --               --             --             --
   Repurchased..................................      (3,331,735)     (432,734)      (3,339,403)      (548,064)    (1,281,139)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................         784,460     1,472,788        3,111,694        163,850      1,292,960
                                                  ===========================================================================
   + Formerly Growth/Phoenix Investment Counsel


                                                      REAL
                                                     ESTATE
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $    570,117
   Net realized gain (loss) on investments......    (1,725,506)
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --
   Change in unrealized
    appreciation/depreciation on investments....      (478,582)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --
                                                  ------------
   Net increase (decrease) in net assets
    resulting from operations...................    (1,633,971)
                                                  ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --
   Distributions from net realized gain on
    investments.................................            --
                                                  ------------
   Total dividends and distributions to
    shareholders................................            --
                                                  ------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     6,179,281
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --
   Cost of shares repurchased...................    (5,142,635)
                                                  ------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     1,036,646
                                                  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      (597,325)
   NET ASSETS:
   Beginning of period..........................    59,101,641
                                                  ------------
   End of period................................  $ 58,504,316
                                                  ============
   ---------------
   Undistributed net investment income (loss)...  $  2,065,317
                                                  ============
   Shares issued and repurchased:
   Sold.........................................       630,827
   Issued in reinvestment of dividends and
    distributions...............................            --
   Repurchased..................................      (524,134)
                                                  ------------
   Net increase (decrease)......................       106,693
                                                  ============
   + Formerly Growth/Phoenix Investment Counsel

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE PERIOD DECEMBER 1, 1998 THROUGH JANUARY 31, 1999

                                                    SMALL                     INTERNATIONAL                  INTERNATIONAL
                                                   COMPANY      AGGRESSIVE     GROWTH AND        GLOBAL       DIVERSIFIED
                                                    VALUE#        GROWTH         INCOME         EQUITIES       EQUITIES
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $      852   $     33,479   $    (24,069)   $    (29,789)  $    (266,551)
   Net realized gain (loss) on investments......      24,272     10,344,666      1,383,124      11,471,490       6,406,461
   Net realized gain (loss) on futures and
    options contracts...........................          --       (322,075)            --              --        (421,891)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................          --             --          9,412      (1,429,097)     (1,883,721)
   Change in unrealized
    appreciation/depreciation on investments....      (1,088)    25,390,587      3,312,874      31,119,590       2,961,164
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          --             --         (6,666)        810,121        (674,306)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................          --             --             --              --         429,077
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................      24,036     35,446,657      4,674,675      41,942,315       6,550,233
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (10,000)            --       (265,000)             --              --
   Distributions from net realized gain on
    investments.................................          --             --     (2,235,000)             --              --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (10,000)            --     (2,500,000)             --              --
                                                  ------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   5,000,000     28,460,612     25,897,133      35,563,067     220,533,560
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      10,000             --      2,500,000              --              --
   Cost of shares repurchased...................          --    (14,776,792)   (16,419,004)    (34,724,943)   (207,473,512)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...   5,010,000     13,683,820     11,978,129         838,124      13,060,048
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   5,024,036     49,130,477     14,152,804      42,780,439      19,610,281
   NET ASSETS:
   Beginning of period..........................          --    133,182,684    128,343,867     420,357,989     354,174,242
                                                  ------------------------------------------------------------------------
   End of period................................  $5,024,036   $182,313,161   $142,496,671    $463,138,428   $ 373,784,523
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $       --   $    385,632   $    750,530    $  3,631,491   $   6,736,807
                                                  ========================================================================
   Shares issued and repurchased:
   Sold.........................................     500,000      2,008,807      2,268,946       1,978,139      17,063,994
   Issued in reinvestment of dividends and
    distributions...............................         959             --        217,960              --              --
   Repurchased..................................          --     (1,075,513)    (1,434,448)     (1,957,914)    (16,008,763)
                                                  ------------------------------------------------------------------------
   Net increase (decrease)......................     500,959        933,294      1,052,458          20,225       1,055,231
                                                  ========================================================================
   # Commenced operations December 14, 1998


                                                    EMERGING
                                                    MARKETS
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $     32,424
   Net realized gain (loss) on investments......    (1,240,780)
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................      (117,495)
   Change in unrealized
    appreciation/depreciation on investments....     1,414,903
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...       (38,964)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --
                                                  ------------
   Net increase (decrease) in net assets
    resulting from operations...................        50,088
                                                  ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........       (65,000)
   Distributions from net realized gain on
    investments.................................            --
                                                  ------------
   Total dividends and distributions to
    shareholders................................       (65,000)
                                                  ------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     3,246,429
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............        65,000
   Cost of shares repurchased...................    (2,273,641)
                                                  ------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     1,037,788
                                                  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     1,022,876
   NET ASSETS:
   Beginning of period..........................    31,685,278
                                                  ------------
   End of period................................  $ 32,708,154
                                                  ============
   ---------------
   Undistributed net investment income (loss)...  $   (201,415)
                                                  ============
   Shares issued and repurchased:
   Sold.........................................       525,444
   Issued in reinvestment of dividends and
    distributions...............................        10,400
   Repurchased..................................      (366,917)
                                                  ------------
   Net increase (decrease)......................       168,927
                                                  ============
   # Commenced operations December 14, 1998

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD      WORLDWIDE
                                                    MANAGEMENT          BOND           BOND           BOND        HIGH INCOME
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    10,066,106   $  6,659,366   $  4,463,161   $  25,623,546   $ 11,865,052
   Net realized gain (loss) on investments......           (6,901)       (60,443)     4,786,517        (861,067)   (30,080,600)
   Net realized gain (loss) on futures and
    options contracts...........................               --             --             --              --         17,693
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................               --             --     (1,286,313)             --        (33,125)
   Change in unrealized
    appreciation/depreciation on investments....           25,431       (565,665)     3,845,490     (30,181,712)    (3,067,152)
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................               --             --       (146,183)             --         35,136
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................               --             --             --              --        (17,300)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       10,084,636      6,033,258     11,662,672      (5,419,233)   (21,280,296)
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........       (6,780,000)    (3,280,000)    (6,255,000)    (13,985,000)    (6,395,000)
   Distributions from net realized gain on
    investments.................................               --             --     (1,735,000)     (1,645,000)    (7,650,000)
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................       (6,780,000)    (3,280,000)    (7,990,000)    (15,630,000)   (14,045,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    1,289,143,368    105,861,336     64,783,124     270,371,285     88,242,225
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............        6,780,000      3,280,000      7,990,000      15,630,000     14,045,000
   Cost of shares repurchased...................   (1,231,707,367)   (30,604,926)   (50,060,104)   (176,010,560)   (70,896,700)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...       64,216,001     78,536,410     22,713,020     109,990,725     31,390,525
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......       67,520,637     81,289,668     26,385,692      88,941,492     (3,934,771)
   NET ASSETS:
   Beginning of period..........................      156,119,454     62,271,618     89,042,523     195,639,006    125,224,321
                                                  ----------------------------------------------------------------------------
   End of period................................  $   223,640,091   $143,561,286   $115,428,215   $ 284,580,498   $121,289,550
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    10,054,177   $  6,650,194   $  2,981,658   $  25,603,717   $ 11,808,237
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      122,958,824      9,082,885      5,681,272      23,131,140      7,284,965
   Issued in reinvestment of dividends and
    distributions...............................          662,109        288,225        731,015       1,323,455      1,086,233
   Repurchased..................................     (117,025,116)    (2,626,465)    (4,342,695)    (15,085,908)    (6,094,290)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................        6,595,817      6,744,645      2,069,592       9,368,687      2,276,908
                                                  ============================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  ------------
   OPERATIONS:
   Net investment income (loss).................  $  1,755,436
   Net realized gain (loss) on investments......     3,122,205
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Net realized foreign exchange gain (loss) on
    other assets
    and liabilities.............................            --
   Change in unrealized
    appreciation/depreciation on investments....    10,080,246
   Change in unrealized foreign exchange
    gain/loss on other
    assets and liabilities......................            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --
                                                  ------------
   Net increase (decrease) in net assets
    resulting from operations...................    14,957,887
                                                  ------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (470,000)
   Distributions from net realized gain on
    investments.................................    (1,630,000)
                                                  ------------
   Total dividends and distributions to
    shareholders................................    (2,100,000)
                                                  ------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   113,589,466
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     2,100,000
   Cost of shares repurchased...................   (23,926,902)
                                                  ------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    91,762,564
                                                  ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   104,620,451
   NET ASSETS:
   Beginning of period..........................    44,621,156
                                                  ------------
   End of period................................  $149,241,607
                                                  ============
   ---------------
   Undistributed net investment income (loss)...  $  1,745,210
                                                  ============
   Shares issued and repurchased:
   Sold.........................................     7,767,253
   Issued in reinvestment of dividends and
    distributions...............................       144,429
   Repurchased..................................    (1,671,552)
                                                  ------------
   Net increase (decrease)......................     6,240,130
                                                  ============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998


                                                   MFS TOTAL         ASSET                         GROWTH-        FEDERATED
                                                    RETURN+       ALLOCATION       UTILITY          INCOME          VALUE
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,762,869   $  20,088,057   $  1,341,987   $    6,306,909   $  1,149,112
   Net realized gain (loss) on investments......     1,095,104      17,614,687      2,895,401       42,172,573      7,493,632
   Net realized gain (loss) on futures and
    options contracts...........................            --       4,861,214             --        1,162,383             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --          56,315         (8,436)              --             29
   Change in unrealized
    appreciation/depreciation on investments....    10,235,149     (38,559,922)     1,997,996       98,775,893      7,034,153
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --            (537)            --              141             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --       9,164,216             --        5,540,263             --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    14,093,122      13,224,030      6,226,948      153,958,162     15,676,926
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (2,165,000)    (12,565,000)      (410,000)      (4,145,000)      (330,000)
   Distributions from net realized gain on
    investments.................................    (9,655,000)    (58,650,000)      (875,000)     (32,070,000)    (1,790,000)
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (11,820,000)    (71,215,000)    (1,285,000)     (36,215,000)    (2,120,000)
                                                  ---------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    40,224,778     289,252,676     63,061,254      450,896,249    107,751,599
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............    11,820,000      71,215,000      1,285,000       36,215,000      2,120,000
   Cost of shares repurchased...................   (18,599,196)   (116,016,831)   (25,605,621)    (207,326,780)   (36,552,630)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    33,445,582     244,450,845     38,740,633      279,784,469     73,318,969
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    35,718,704     186,459,875     43,682,581      397,527,631     86,875,895
   NET ASSETS:
   Beginning of period..........................    95,721,036     526,585,395     24,366,127      622,062,496     59,023,944
                                                  ---------------------------------------------------------------------------
   End of period................................  $131,439,740   $ 713,045,270   $ 68,048,708   $1,019,590,127   $145,899,839
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  2,758,518   $  18,708,081   $  1,327,226   $    6,292,994   $  1,141,295
                                                  ===========================================================================
   Shares issued and repurchased:
   Sold.........................................     2,754,398      18,818,398      4,592,714       19,956,198      7,117,294
   Issued in reinvestment of dividends and
    distributions...............................       826,573       4,576,800         93,386        1,571,832        136,072
   Repurchased..................................    (1,285,192)     (7,735,606)    (1,867,728)      (9,337,805)    (2,415,702)
                                                  ---------------------------------------------------------------------------
   Net increase (decrease)......................     2,295,779      15,659,592      2,818,372       12,190,225      4,837,664
                                                  ===========================================================================


   + Formerly Balanced/Phoenix Investment
    Counsel

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                                                                       MFS
                                                     VENTURE        "DOGS" OF        ALLIANCE       GROWTH AND       PUTNAM
                                                      VALUE        WALL STREET        GROWTH         INCOME+         GROWTH
   ----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   12,963,152   $    431,263   $    2,768,561   $    397,828   $     282,903
   Net realized gain (loss) on investments......      56,164,428            721      131,778,070     11,774,676      10,488,436
   Net realized gain (loss) on futures and
    options contracts...........................              --             --          210,720             --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             127             --               --             --              --
   Change in unrealized
    appreciation/depreciation on investments....      77,804,105      1,527,725      161,624,460     25,041,204      49,263,300
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            (187)            --               --             --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --             --          765,000             --              --
                                                  -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     146,931,625      1,959,709      297,146,811     37,213,708      60,034,639
                                                  -----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (7,660,000)            --       (1,965,000)    (1,540,000)       (340,000)
   Distributions from net realized gain on
    investments.................................     (41,665,000)            --      (81,965,000)   (37,090,000)    (43,740,000)
                                                  -----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................     (49,325,000)            --      (83,930,000)   (38,630,000)    (44,080,000)
                                                  -----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     766,037,879     79,305,565      783,731,693     35,503,466     207,347,790
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      49,325,000             --       83,930,000     38,630,000      44,080,000
   Cost of shares repurchased...................    (327,611,955)   (15,982,093)    (389,271,751)   (52,914,520)   (103,245,428)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     487,750,924     63,323,472      478,389,942     21,218,946     148,182,362
                                                  -----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     585,357,549     65,283,181      691,606,753     19,802,654     164,137,001
   NET ASSETS:
   Beginning of period..........................   1,140,053,287             --      704,533,267    218,495,818     234,726,214
                                                  -----------------------------------------------------------------------------
   End of period................................  $1,725,410,836   $ 65,283,181   $1,396,140,020   $238,298,472   $ 398,863,215
                                                  =============================================================================

   ---------------
   Undistributed net investment income (loss)...  $   12,945,662   $    431,867   $    2,757,752   $    382,750   $     267,117
                                                  =============================================================================
   Shares issued and repurchased:
   Sold.........................................      34,411,379      8,307,445       30,725,595      2,358,623      10,626,946
   Issued in reinvestment of dividends and
    distributions...............................       2,146,431             --        3,331,878      2,642,271       2,288,681
   Repurchased..................................     (14,958,273)    (1,651,822)     (15,499,022)    (3,487,108)     (5,433,344)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease)......................      21,599,537      6,655,623       18,558,451      1,513,786       7,482,283
                                                  =============================================================================
   + Formerly Growth/Phoenix Investment Counsel


                                                      REAL
                                                     ESTATE
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   2,053,619
   Net realized gain (loss) on investments......     (1,186,055)
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on investments....     (8,547,580)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................     (7,680,016)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........       (430,000)
   Distributions from net realized gain on
    investments.................................        (25,000)
                                                  -------------
   Total dividends and distributions to
    shareholders................................       (455,000)
                                                  -------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     68,871,484
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............        455,000
   Cost of shares repurchased...................    (31,654,685)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     37,671,799
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     29,536,783
   NET ASSETS:
   Beginning of period..........................     29,564,858
                                                  -------------
   End of period................................  $  59,101,641
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   1,549,439
                                                  =============
   Shares issued and repurchased:
   Sold.........................................      6,318,577
   Issued in reinvestment of dividends and
    distributions...............................         39,089
   Repurchased..................................     (2,938,499)
                                                  -------------
   Net increase (decrease)......................      3,419,167
                                                  =============
   + Formerly Growth/Phoenix Investment Counsel

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED NOVEMBER 30, 1998

                                                                 INTERNATIONAL                   INTERNATIONAL
                                                   AGGRESSIVE     GROWTH AND        GLOBAL        DIVERSIFIED      EMERGING
                                                     GROWTH         INCOME         EQUITIES        EQUITIES         MARKETS
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    357,003   $    973,452    $   1,816,438   $   3,649,794   $     166,140
   Net realized gain (loss) on investments......     8,516,390      1,388,681       30,122,418       3,338,090      (8,916,796)
   Net realized gain (loss) on futures and
    options contracts...........................       121,523             --               --         379,087              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --       (181,644)       2,829,578       2,639,780        (209,004)
   Change in unrealized
    appreciation/depreciation on investments....    (2,778,649)     2,363,587       17,895,089      41,649,770       1,943,004
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --       (956,662)      (1,905,362)       (947,316)        (32,870)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --             --               --        (309,741)             --
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     6,216,267      3,587,414       50,758,161      50,399,464      (7,049,526)
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........            --       (135,000)      (4,270,000)     (9,350,000)       (205,000)
   Distributions from net realized gain on
    investments.................................            --       (290,000)     (29,965,000)     (3,540,000)             --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --       (425,000)     (34,235,000)    (12,890,000)       (205,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    72,681,614    150,784,055      148,182,205     363,964,393      37,540,896
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............            --        425,000       34,235,000      12,890,000         205,000
   Cost of shares repurchased...................   (49,318,661)   (68,871,564)    (120,221,571)   (309,116,327)    (18,785,185)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    23,362,953     82,337,491       62,195,634      67,738,066      18,960,711
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    29,579,220     85,499,905       78,718,795     105,247,530      11,706,185
   NET ASSETS:
   Beginning of period..........................   103,603,464     42,843,962      341,639,194     248,926,712      19,979,093
                                                  ----------------------------------------------------------------------------
   End of period................................  $133,182,684   $128,343,867    $ 420,357,989   $ 354,174,242   $  31,685,278
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    352,153   $    846,246    $   4,369,876   $   5,133,814   $     (52,849)
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................     6,231,775     13,322,605        8,865,607      29,306,696       5,145,118
   Issued in reinvestment of dividends and
    distributions...............................            --         40,284        1,993,885         996,906          24,849
   Repurchased..................................    (4,227,691)    (6,135,342)      (7,373,444)    (24,727,847)     (2,565,829)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................     2,004,084      7,227,547        3,486,048       5,575,755       2,604,138
                                                  ============================================================================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    NOTES TO FINANCIAL STATEMENTS

   1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life contracts.

     The Trust issues separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed at net asset value without any sales or redemption charge.

   The investment objectives for the portfolios included in this report are as follows:

   The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

   The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities.

   The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

   The HIGH-YIELD BOND PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, emphasizing higher-yielding, higher-risk, lower-rated or unrated securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

   The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in high-yielding fixed income securities (junk bonds) of issuers located throughout the world.

   The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal by maintaining at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

   The MFS TOTAL RETURN PORTFOLIO seeks current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities that appear to have some potential for capital enhancement.

   The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with long-term preservation of capital by investing in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

   The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

   The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by investing primarily in equity securities that are expected to pay above-average dividends.

   The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)") by investing primarily in common stocks included in the S&P 500(R).

   The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

   The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

   The VENTURE VALUE PORTFOLIO seeks growth of capital by investing primarily in common stocks of companies with market capitalizations of at least $5 billion.

   The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) by investing in thirty high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

                                                           ---------------------

   The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

   The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income by investing primarily in equity securities.

   The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

   The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing primarily in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

   The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations of less than $1 billion.

   The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies, generally with market capitalizations between $1 billion and $5 billion, that its Subadviser believes have above-average growth potential.

   The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of high growth companies including small growth companies with market capitalizations under $1 billion.

   The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and, secondarily, current income by investing primarily in common stocks traded on markets outside the U.S.

   The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engages in transactions in foreign currencies.

   The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing (in accordance with country and sector weightings determined by its Subadviser) in common stocks of foreign issuers that, in the aggregate, replicate broad country and sector indices.

   The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S.

   2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

     SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.
---------------------

     The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

     Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

     SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

     Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

     The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

     For the period ended January 31, 2000, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                               ACCUMULATED              ACCUMULATED
                                                            UNDISTRIBUTED NET        UNDISTRIBUTED NET      PAID-IN
                                                         INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)    CAPITAL
                                                            -----------------------------------------------------

Cash Management........................................        $        --              $        --        $      --
Corporate Bond.........................................             (2,359)                   2,359               --
Global Bond............................................          2,266,228               (2,266,228)              --
High-Yield Bond........................................                 --                       --               --
Worldwide High Income..................................            232,643                 (232,643)              --
SunAmerica Balanced....................................             (4,280)                   4,280               --
MFS Total Return.......................................            (13,321)                  13,321               --
Asset Allocation.......................................           (244,323)                 244,323               --
Utility................................................           (111,424)                 119,241           (7,817)
Equity Income..........................................             (3,637)                   3,637               --
Equity Index...........................................                 --                       --               --
Growth-Income..........................................                 47                      (47)              --
Federated Value........................................                 27                      (27)              --
Venture Value..........................................             (1,231)                   1,231               --
"Dogs" of Wall Street..................................              1,179                       --           (1,179)
Alliance Growth........................................          2,564,824               (2,564,824)              --
MFS Growth and Income..................................            (21,248)                  21,248               --
Putnam Growth..........................................            559,433                 (559,433)              --
Real Estate............................................             (5,073)                  27,596          (22,523)
Small Company Value....................................             20,513                  (20,513)              --
MFS Mid-Cap Growth.....................................             25,315                  (25,315)              --
Aggressive Growth......................................                 --                       --               --
International Growth and Income........................          2,839,589               (2,827,747)         (11,842)
Global Equities........................................            312,176                 (312,176)              --
International Diversified Equities.....................         (2,266,857)               1,948,261          318,596
Emerging Markets.......................................            172,715                 (171,419)          (1,296)

                                                           ---------------------

     ORGANIZATIONAL EXPENSES: During the years ended November 30, 1997 and 1998, $19,122 and $4,717, respectively, were incurred as part of the organization and registration of additional Portfolios. Such organizational expenses are being amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

    3. OPERATING POLICIES:

     REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

     At January 31, 2000 the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street and Aggressive Growth Portfolios had a 17.1%, 5.1%, 0.7%, 0.9% and 0.7%, respectively, undivided interest, representing $18,067,000, $5,378,000, $791,000, $932,000 and $790,000, respectively, in principal amount, in a joint repo with State Street Bank & Trust Co., which is dated January 31, 2000, bears interest at the rate of 5.62% per annum, has a principal amount of $105,888,000, and a repurchase price of $105,904,530, matures on February 1, 2000 and is collateralized by $101,620,000 U.S. Treasury Notes (bearing interest at the rate of 4.50% per annum and maturing September 30, 2000) and $5,540,000 U.S. Treasury Bonds (bearing interest at the rate of 8.38% per annum and maturing August 15, 2008), which together have an approximate value of $108,018,900.

     In addition, at January 31, 2000 the Cash Management, SunAmerica Balanced and Aggressive Growth Portfolios had a 42.0%, 20.0% and 22.7%, respectively, undivided interest, representing $63,000,000, $30,000,000 and $34,000,000, respectively, in principal amount in a joint repo with Paine Webber, Inc., which is dated January 31, 2000, bears interest at the rate of 5.60% per annum, has a principal amount of $150,000,000, and a repurchase price of $150,023,333, matures on February 1, 2000 and is collateralized by $39,800,000 U.S. Treasury Bonds (bearing interest at the rate of 7.25% per annum and maturing August 15, 2004), $50,000,000 U.S. Treasury Bonds (bearing interest at the rate of 12.50% per annum and maturing August 15, 2014) and $32,100,000 U.S. Treasury Bonds (bearing interest at the rate of 8.88% per annum and maturing August 15, 2017), which together have an approximate value of $154,743,135.

     FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

     FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     At January 31, 2000 the Worldwide High Income, Asset Allocation and the International Diversified Equities Portfolios had $81,924, $1,700,000 and $3,375,955, respectively, in cash segregated for open futures contracts.

     OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated
---------------------
   expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. At January 31, 2000, the Aggressive Growth Portfolio had $2,000 in cash segregated for open option contracts.

     During the period ended January 31, 2000, transactions in written option contracts were as follows:

                                                                   ASSET ALLOCATION         AGGRESSIVE GROWTH
                                                                 ---------------------   ------------------------
                                                                 CONTRACTS    AMOUNT     CONTRACTS      AMOUNT
                                                                 ---------   ---------   ---------   ------------
   Written option contracts as of 1/31/99......................       --     $      --        --     $         --
   Options written during the period...........................   (1,044)     (230,862)   (6,643)     (14,554,355)
   Written options assigned during the period..................      273        41,260        --               --
   Written options closed during the period....................       --            --     6,471       11,697,220
   Written options expired during the period...................      771            --        --               --
   Net realized gain on written options closed/expired.........       --       189,602        --        2,385,025
                                                                  ------     ---------    ------     ------------
   Written option contracts as of 1/31/00......................       --     $      --      (172)    $   (472,110)
                                                                  ======     =========    ======     ============

   4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

     The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at January 31, 2000, were as follows:

                                           AGGREGATE      AGGREGATE                                                     CAPITAL
                                           UNREALIZED     UNREALIZED    GAIN/(LOSS)       COST OF       CAPITAL LOSS      LOSS
                                              GAIN           LOSS           NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                                          ---------------------------------------------------------------------------------------
   Cash Management#.....................  $  2,572,171   $  2,683,370   $   (111,199)  $  497,705,569   $        --    $       --
   Corporate Bond#......................       459,652     13,031,694    (12,572,042)     193,150,364     1,244,271            --
   Global Bond#.........................     2,191,110      5,266,896     (3,075,786)     127,495,957     2,524,770            --
   High-Yield Bond#.....................     3,265,291     31,859,910    (28,594,619)     338,669,554    11,652,345            --
   Worldwide High Income................     5,050,827      6,839,879     (1,789,052)     127,927,086    29,920,449            --
   SunAmerica Balanced#.................    77,836,970      8,973,387     68,863,583      435,096,875            --            --
   MFS Total Return#@...................     9,230,611     14,498,706     (5,268,095)     214,138,514            --            --
   Asset Allocation#....................    47,061,461     32,726,492     14,334,969      710,838,639            --            --
   Utility#.............................     8,175,250      5,590,073      2,585,177      118,589,391            --            --
   Equity Income#.......................       597,803        407,540        190,263        6,480,594        67,110            --
   Equity Index.........................     7,111,467      3,843,438      3,268,029       60,072,238            --            --
   Growth-Income#.......................   595,220,325     59,093,031    536,127,294    1,304,565,425            --            --
   Federated Value......................    33,588,311     28,200,894      5,387,417      206,135,248            --            --
   Venture Value#.......................   738,212,116    119,896,896    618,315,220    1,724,401,800            --            --
   "Dogs" of Wall Street................     2,407,012     21,283,906    (18,876,894)     117,750,764            --            --
   Alliance Growth......................   591,946,380     94,291,035    497,655,345    2,371,574,257            --            --
   MFS Growth and Income@...............    42,937,877     18,328,211     24,609,666      312,933,898     2,233,544            --
   Putnam Growth........................   209,589,648     23,022,179    186,567,469      605,041,006            --            --
   Real Estate#.........................       810,051      6,681,094     (5,871,043)      58,211,700     8,675,657            --
   Small Company Value..................       746,473        593,640        152,833        5,093,705            --            --
   MFS Mid-Cap Growth...................     8,624,295      4,548,474      4,075,821       81,489,199            --            --
   Aggressive Growth....................   132,220,484     11,067,926    121,152,558      312,585,760            --            --
   International Growth and Income@.....    23,873,310     19,554,911      4,318,399      246,346,856            --            --
   Global Equities@.....................   169,657,495     21,730,429    147,927,066      459,206,390            --            --
   International Diversified
     Equities@..........................    71,671,594     19,343,021     52,328,573      360,226,468            --            --
   Emerging Markets@....................    25,014,563      1,452,690     23,561,873       78,016,910     1,679,121     7,264,452

---------------
     * Expires 2004-2008

    # Post 10/31/99 Capital Loss Deferrals: Cash Management $6,347; Corporate
      Bond $1,770,854; Global Bond $849,158; High-Yield Bond $5,047,999;
      SunAmerica Balanced $1,300,099; MFS Total Return $412,854; Asset Allocation $967,009; Utility $183,457; Equity Income $64,597; Growth-Income $5,722,479; Venture Value $2,566,698 and Real Estate $3,282,327.

     @ Post 10/31/99 Currency Loss Deferrals: MFS Total Return $2,505; MFS
       Growth and Income $6,535; International Growth and Income $52,542; Global Equities $672,732; International Diversified Equities $1,343,458 and Emerging Markets $185.

      + Net capital loss carryovers reported as of January 31, 2000, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

                                                           ---------------------

   5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street and Aggressive Growth Portfolios, and SAAMCo, therefore, performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

     The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Cash Management                      $0--$100    0.55%
                                      million
                                    >    $100    0.50%
                                      million
                                    >    $300    0.45%
                                      million
Corporate Bond                       $0--$ 50    0.70%
                                      million
                                    >    $ 50    0.60%
                                      million
                                    >    $150    0.55%
                                      million
                                    >    $250    0.50%
                                      million
Global Bond-                         $0--$ 50    0.75%
                                      million
  Asset Allocation                  >    $ 50    0.65%
                                      million
                                    >    $150    0.60%
                                      million
                                    >    $250    0.55%
                                      million
High-Yield Bond                      $0--$ 50    0.70%
                                      million
                                    >    $ 50    0.65%
                                      million
                                    >    $150    0.60%
                                      million
                                    >    $250    0.55%
                                      million
Worldwide High Income-              >    $  0    1.00%
  Small Company Value-
  International Diversified
  Equities
SunAmerica Balanced-                 $0--$ 50    0.70%
  Growth-Income                       million    0.65%
                                    >    $ 50    0.60%
                                      million    0.55%
                                    >    $150    0.50%
                                      million
                                    >    $300
                                      million
                                    >    $500
                                      million
MFS Total Return                     $0--$ 50    0.70%
                                      million    0.65%
                                    >    $ 50
                                      million
Utility-Federated Value              $0--$150    0.75%
                                      million
                                    >    $150    0.60%
                                      million
                                    >    $500    0.50%
                                      million
Equity Income                       >    $  0    0.65%
Equity Index                        >    $  0    0.40%

---------------------------------------------------------
Venture Value-Real Estate            $0--$100    0.80%
                                      million
                                    >    $100    0.75%
                                      million
                                    >    $500    0.70%
                                      million
"Dogs" of Wall Street               >    $  0    0.60%
Putnam Growth                        $0--$150    0.85%
                                      million
                                    >    $150    0.80%
                                      million
                                    >    $300    0.70%
                                      million
Alliance Growth                      $0--$ 50    0.70%
                                      million    0.65%
                                    >    $ 50    0.60%
                                      million
                                    >    $150
                                      million
MFS Growth and Income                $0--$600    0.70%
                                      million    0.65%
                                    >    $600    0.60%
                                      million
                                   >    $ 1.5
                                      billion
MFS Mid-Cap Growth                   $0--$600    0.75%
                                      million
                                    >    $600    0.70%
                                      million
                                   >     $1.5    0.65%
                                      billion
Aggressive Growth                    $0--$100    0.75%
                                      million
                                    >    $100   0.675%
                                      million
                                    >    $250   0.625%
                                      million
                                    >    $500    0.60%
                                      million
International Growth and             $0--$150    1.00%
                                      million
  Income                            >    $150    0.90%
                                      million
                                    >    $300    0.80%
                                      million
Global Equities                      $0--$ 50    0.90%
                                      million
                                    >    $ 50    0.80%
                                      million
                                    >    $150    0.70%
                                      million
                                    >    $300    0.65%
                                      million
Emerging Markets                    >    $  0    1.25%

---------------------

      The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

                    SUBADVISER                                 PORTFOLIOS
-------------------------------------------------------------------------------------
Alliance Capital Management L.P.                    Growth-Income
                                                    Alliance Growth
                                                    Global Equities
Davis Selected Advisers, L.P.                       Venture Value
                                                    Real Estate
Federated Investment Counseling                     Corporate Bond
                                                    Utility
                                                    Federated Value
First American Asset Management                     Equity Income
                                                    Equity Index
                                                    Small Company Value
Goldman Sachs Asset Management                      Asset Allocation
Goldman Sachs Asset Management International        Global Bond
Massachusetts Financial Services Company            MFS Total Return
                                                    MFS Growth and Income
                                                    MFS Mid-Cap Growth
Morgan Stanley Dean Witter Investment Management    Worldwide High Income
                                                    International Diversified
                                                    Equities
Putnam Investment Management, Inc.                  Putnam Growth
                                                    International Growth and Income
                                                    Emerging Markets

      The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Corporate Bond                       $0--$ 25    0.30%
                                      million
                                    >    $ 25    0.25%
                                      million
                                    >    $ 50    0.20%
                                      million
                                    >    $150    0.15%
                                      million
Global Bond-                         $0--$ 50    0.40%
                                      million
  Asset Allocation-                 >    $ 50    0.30%
                                      million
  MFS Mid-Cap Growth                >    $150    0.25%
                                      million
                                    >    $250    0.20%
                                      million
Worldwide High Income-               $0--$350    0.65%
                                      million
  International Diversified         >    $350    0.60%
                                      million
  Equities
MFS Total Return              >    $  0         0.375%
Utility-Federated Value              $0--$ 20    0.55%
                                      million
                                    >    $ 20    0.35%
                                      million
                                    >    $ 50    0.25%
                                      million
                                    >    $150    0.20%
                                      million
                                    >    $500    0.15%
                                      million
Growth-Income                        $0--$ 50    0.35%
                                      million    0.30%
                                    >    $ 50    0.25%
                                      million    0.20%
                                    >    $150    0.15%
                                      million
                                    >    $300
                                      million
                                    >    $500
                                      million
Equity Income                       >    $  0    0.30%
Equity Index                        >    $  0   0.125%

---------------------------------------------------------
Venture Value-Real Estate            $0--$100    0.45%
                                      million
                                    >    $100    0.40%
                                      million
                                    >    $500    0.35%
                                      million
Alliance Growth                      $0--$ 50    0.35%
                                      million    0.30%
                                    >    $ 50    0.25%
                                      million
                                    >    $150
                                      million
MFS Growth and Income                $0--$300    0.40%
                                      million   0.375%
                                    >    $300    0.35%
                                      million   0.325%
                                    >    $600    0.25%
                                      million
                                    >    $900
                                      million
                                   >    $ 1.5
                                      billion
Putnam Growth                        $0--$150    0.50%
                                      million
                                    >    $150    0.45%
                                      million
                                    >    $300    0.35%
                                      million
Small Company Value                 >    $  0    0.80%
International Growth                 $0--$150    0.65%
  and Income                          million    0.55%
                                    >    $150    0.45%
                                      million
                                    >    $300
                                      million
Global Equities                      $0--$ 50    0.50%
                                      million
                                    >    $ 50    0.40%
                                      million
                                    >    $150    0.30%
                                      million
                                    >    $300    0.25%
                                      million
Emerging Markets                     $0--$150    1.00%
                                      million
                                    >    $150    0.95%
                                      million
                                    >    $300    0.85%
                                      million

                                                           ---------------------

      For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets: Equity Income Portfolio -- 0.95%; Equity Index Portfolio -- 0.55%; Small Company Value Portfolio -- 1.40%; MFS Mid-Cap Growth Portfolio -- 1.15%; and Emerging Markets Portfolio -- 1.90%. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

      At January 31, 2000, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              --------   ----------
Equity Income...............................................  $    --     $ 53,387
Equity Index................................................       --      110,574
"Dogs" of Wall Street.......................................    1,193           --
Small Company Value.........................................       --       59,878
MFS Mid-Cap Growth..........................................       --        4,045
Emerging Markets............................................   75,700       44,522

    6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended January 31, 2000 were as follows:

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
                                        GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
                                      ---------------------------------------------------------------------------------
   Cash Management..................        $           --                $           --              $         --
   Corporate Bond...................           114,075,886                    62,290,043                10,162,092
   Global Bond......................           221,067,615                   215,251,162                50,191,789
   High-Yield Bond..................           342,550,214                   308,868,853                        --
   Worldwide High Income............           131,749,787                   131,671,144                        --
   SunAmerica Balanced..............           241,276,060                    71,390,646               604,000,024
   MFS Total Return.................           178,001,174                   107,761,797                85,608,661
   Asset Allocation.................           804,920,476                   827,711,920               486,073,933
   Utility..........................           157,785,331                   116,302,905                        --
   Equity Income....................             3,443,837                     1,780,838                        --
   Equity Index.....................            50,179,211                       265,434                        --
   Growth-Income....................           902,023,232                   580,897,317                        --
   Federated Value..................           115,230,831                    64,002,567                        --
   Venture Value....................           723,662,284                   457,575,868                        --
   "Dogs" of Wall Street............            85,993,507                    51,292,661                        --
   Alliance Growth..................         2,376,568,436                 1,728,048,561                        --
   MFS Growth and Income............           265,062,365                   185,713,547                        --
   Putnam Growth....................           645,484,386                   455,684,360                        --
   Real Estate......................            37,491,786                    35,286,500                        --
   Small Company Value..............             3,372,532                     3,106,828                        --
   MFS Mid-Cap Growth...............            82,223,044                    21,997,241                        --
   Aggressive Growth................           384,609,364                   280,941,493                        --
   International Growth and
     Income.........................           229,143,431                   141,769,175                        --
   Global Equities..................           505,937,242                   459,672,017                        --
   International Diversified
     Equities.......................           225,034,013                   241,741,740                        --
   Emerging Markets.................           114,631,783                    82,051,470                        --


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                      ---------------------
   Cash Management..................      $         --
   Corporate Bond...................        27,854,656
   Global Bond......................        49,785,958
   High-Yield Bond..................                --
   Worldwide High Income............                --
   SunAmerica Balanced..............       527,745,114
   MFS Total Return.................        88,586,677
   Asset Allocation.................       444,239,923
   Utility..........................                --
   Equity Income....................                --
   Equity Index.....................                --
   Growth-Income....................                --
   Federated Value..................                --
   Venture Value....................                --
   "Dogs" of Wall Street............                --
   Alliance Growth..................                --
   MFS Growth and Income............                --
   Putnam Growth....................                --
   Real Estate......................                --
   Small Company Value..............                --
   MFS Mid-Cap Growth...............                --
   Aggressive Growth................                --
   International Growth and
     Income.........................                --
   Global Equities..................                --
   International Diversified
     Equities.......................                --
   Emerging Markets.................                --

---------------------

    7. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                GOLDMAN        SHELBY
                                                              SACHS & CO.   CULLOM DAVIS
                                                              -----------   ------------
Asset Allocation............................................    $77,357        $   --
Venture Value...............................................         --         9,603

    As disclosed in the investment portfolios, certain portfolios own securities issued by AIG or an affiliate thereof. Effective January 1, 1999 SAAMCo, the investment adviser, became a wholly-owned subsidiary of AIG. During the year ended January 31, 2000, the following portfolios recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                         REALIZED
                                 SECURITY                GAIN/LOSS    INCOME
                                 --------                ---------    ------
Corporate Bond      Crown Castle International Corp.     $     --    $ 26,611
High-Yield Bond     Crown Castle International Corp.      245,384      26,166
Asset Allocation    American International Group, Inc.    459,815          --
                    Crown Castle International Corp.      657,382      41,947
Equity Index        American International Group, Inc.         --         699
Venture Value       American International Group, Inc.         --      17,372
                    Transatlantic Holdings, Inc.               --     265,875
Putnam Growth       American International Group, Inc.         64      15,494
Global Equities     American International Group, Inc.         --      10,677

8. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond, SunAmerica Balanced, Growth-Income, Venture Value, "Dogs" of Wall Street, Alliance Growth, Aggressive Growth and Global Equities Portfolios have established an uncommitted line of credit with State Street Bank and Trust Company with interest payable at the Federal Funds rate plus 125 basis points. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. Any interest paid during the year is shown as interest expense on the Statement of Operations.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
   Cash Management Portfolio

   11/30/95                                               $10.47      $0.56         $ 0.01         $ 0.57
   11/30/96                                                10.70       0.53          (0.02)          0.51
   11/30/97                                                10.76       0.53           0.01           0.54
   11/30/98                                                10.74       0.54          (0.02)          0.52
   1/31/99#                                                10.58       0.08           0.01           0.09
   1/31/00                                                 10.67       0.51             --           0.51

   Corporate Bond Portfolio

   11/30/95                                                 9.75       0.60           1.00           1.60
   11/30/96                                                10.82       0.65           0.03           0.68
   11/30/97                                                11.09       0.77           0.21           0.98
   11/30/98                                                11.54       0.77          (0.02)          0.75
   1/31/99#                                                11.83       0.12           0.04           0.16
   1/31/00                                                 11.99       0.81          (1.15)         (0.34)

   Global Bond Portfolio

   11/30/95                                                 9.83       0.60           0.97           1.57
   11/30/96                                                11.02       0.59           0.54           1.13
   11/30/97                                                11.40       0.52           0.38           0.90
   11/30/98                                                11.51       0.49           0.78           1.27
   1/31/99#                                                11.77       0.07           0.11           0.18
   1/31/00                                                 11.95       0.42          (0.66)         (0.24)

   High-Yield Bond Portfolio

   11/30/95                                                10.32       1.11           0.12           1.23
   11/30/96                                                10.53       0.98           0.48           1.46
   11/30/97                                                11.04       1.04           0.48           1.52
   11/30/98                                                11.82       1.14          (1.24)         (0.10)
   1/31/99#                                                10.98       0.18          (0.02)          0.16
   1/31/00                                                 11.14       1.09          (0.55)          0.54

   Worldwide High Income Portfolio

   11/30/95                                                 9.95       1.10           0.47           1.57
   11/30/96                                                11.42       1.25           1.60           2.85
   11/30/97                                                13.35       0.98           0.68           1.66
   11/30/98                                                13.20       1.07          (2.61)         (1.54)
   1/31/99#                                                10.31       0.16          (0.35)         (0.19)
   1/31/00                                                 10.12       1.13           0.67           1.80

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
   Cash Management Portfolio
   11/30/95                                            $      (0.34)     $   --      $10.70      5.59%    $ 90,731
   11/30/96                                                   (0.45)         --       10.76      4.92       91,247
   11/30/97                                                   (0.56)         --       10.74      5.22      156,119
   11/30/98                                                   (0.68)         --       10.58      5.05      223,640
   1/31/99#                                                      --          --       10.67      0.85      277,370
   1/31/00                                                    (0.24)         --       10.94      4.85      466,588
   Corporate Bond Portfolio
   11/30/95                                                   (0.53)         --       10.82     17.01       29,475
   11/30/96                                                   (0.41)         --       11.09      6.51       37,207
   11/30/97                                                   (0.53)         --       11.54      9.26       62,272
   11/30/98                                                   (0.46)         --       11.83      6.61      143,561
   1/31/99#                                                      --          --       11.99      1.35      158,804
   1/31/00                                                    (0.53)         --       11.12     (2.75)     184,309
   Global Bond Portfolio
   11/30/95                                                   (0.38)         --       11.02     16.40       59,759
   11/30/96                                                   (0.75)         --       11.40     10.94       68,221
   11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
   11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
   1/31/99#                                                      --          --       11.95      1.53      122,306
   1/31/00                                                    (0.47)      (0.41)      10.83     (1.86)     127,145
   High-Yield Bond Portfolio
   11/30/95                                                   (1.02)         --       10.53     12.64       82,174
   11/30/96                                                   (0.95)         --       11.04     14.86      113,229
   11/30/97                                                   (0.74)         --       11.82     14.53      195,639
   11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
   1/31/99#                                                      --          --       11.14      1.46      293,037
   1/31/00                                                    (1.14)         --       10.54      5.09      310,032
   Worldwide High Income Portfolio
   11/30/95                                                   (0.10)         --       11.42     16.02       21,515
   11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
   11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
   11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
   1/31/99#                                                      --          --       10.12     (1.84)     116,977
   1/31/00                                                    (1.33)         --       10.59     19.22      124,404

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                         ENDED                           ASSETS             ASSETS      TURNOVER
   --------------------------------------------------  ------------------------------------------
   Cash Management Portfolio
   11/30/95                                                 0.67%            5.32%          --%
   11/30/96                                                 0.62             4.90           --
   11/30/97                                                 0.63             5.06           --
   11/30/98                                                 0.58             4.97           --
   1/31/99#                                                0.62+             5.02+          --
   1/31/00                                                  0.53             4.82           --
   Corporate Bond Portfolio
   11/30/95                                                 0.96++           5.93++        412
   11/30/96                                                 0.97             6.11          338
   11/30/97                                                 0.91             6.99           49
   11/30/98                                                 0.77             6.61           15
   1/31/99#                                                0.80+             6.16+           4
   1/31/00                                                  0.71             7.05           37
   Global Bond Portfolio
   11/30/95                                                 0.95             5.89          339
   11/30/96                                                 0.89             5.44          223
   11/30/97                                                 0.90             4.70          360
   11/30/98                                                 0.85             4.27          210
   1/31/99#                                                0.97+             3.65+          30
   1/31/00                                                  0.84             3.68          189
   High-Yield Bond Portfolio
   11/30/95                                                 0.80            10.80          174
   11/30/96                                                 0.77             9.41          107
   11/30/97                                                 0.75             9.26          243
   11/30/98                                                 0.69             9.75          128
   1/31/99#                                                0.72+             9.71+          17
   1/31/00                                                  0.67            10.00          105
   Worldwide High Income Portfolio
   11/30/95                                                 1.30            10.46          176
   11/30/96                                                 1.18            10.45          177
   11/30/97                                                 1.10             7.58          146
   11/30/98                                                 1.08@            8.90          158
   1/31/99#                                                 1.11+@           9.57+@         12
   1/31/00                                                  1.12@           10.68@         116

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

      +  Annualized

     @ Net of custody credits of 0.01%, 0.01% and 0.02%, for the periods ending November 30, 1998, January 31, 1999 and January 31, 2000, respectively.
      ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                     EXPENSES                               NET INVESTMENT INCOME (LOSS)
                                   ---------------------------------------------    ---------------------------------------------
                                   11/95   11/96   11/97   11/98   1/99+   1/00     11/95   11/96   11/97   11/98   1/99+   1/00
                                   ---------------------------------------------    ---------------------------------------------
   Cash Management...............  0.67%   0.62%   0.63%   0.58%   0.62%   0.53%     5.32%   4.90%   5.06%  4.97%   5.02%    4.82%
   Corporate Bond................  0.97    0.97    0.91    0.77    0.80    0.71      5.92    6.11    6.99   6.61    6.16     7.05
   Global Bond...................  0.95    0.89    0.90    0.85    0.97    0.84      5.89    5.44    4.70   4.27    3.65     3.68
   High-Yield Bond...............  0.80    0.77    0.75    0.69    0.72    0.67     10.80    9.41    9.26   9.75    9.71    10.00
   Worldwide High Income.........  1.30    1.18    1.10    1.08    1.11    1.12     10.46   10.45    7.58   8.90    9.57    10.68

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                       NET        NET                         TOTAL
                                                      ASSET     INVEST-     NET REALIZED       FROM
                                                      VALUE       MENT      & UNREALIZED     INVEST-
                      PERIOD                        BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                       ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   ---------------------------------------------------------------------------------------------------
   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                          $10.00      $0.10         $ 1.03         $ 1.13
   11/30/97                                           11.13       0.23           2.15           2.38
   11/30/98                                           13.45       0.30           2.33           2.63
   1/31/99#                                           15.61       0.05           1.58           1.63
   1/31/00                                            17.24       0.36           1.80           2.16

   MFS Total Return Portfolio

   11/30/95                                            9.96       0.34           2.23           2.57
   11/30/96                                           12.48       0.34           1.31           1.65
   11/30/97                                           13.63       0.37           1.39           1.76
   11/30/98                                           14.75       0.36           1.56           1.92
   1/31/99#                                           14.96       0.06           0.82           0.88
   1/31/00                                            15.84       0.48          (0.38)          0.10

   Asset Allocation Portfolio

   11/30/95                                           10.32       0.42           2.24           2.66
   11/30/96                                           12.74       0.48           2.00           2.48
   11/30/97                                           14.52       0.44           2.55           2.99
   11/30/98                                           16.21       0.48           0.08           0.56
   1/31/99#                                           14.81       0.07           0.15           0.22
   1/31/00                                            15.03       0.40           0.37           0.77

   Utility Portfolio

   6/3/96-
   11/30/96                                           10.00       0.24           0.51           0.75
   11/30/97                                           10.75       0.36           1.91           2.27
   11/30/98                                           12.91       0.42           1.62           2.04
   1/31/99#                                           14.46       0.08           0.03           0.11
   1/31/00                                            14.57       0.48           0.23           0.71

   Equity Income Portfolio

   12/14/98-
   1/31/99                                            10.00       0.03           0.54           0.57
   1/31/00                                            10.54       0.22          (0.08)          0.14

                                                    DIVIDENDS       DIVIDENDS     NET                   NET
                                                  DECLARED FROM     FROM NET     ASSET                 ASSETS
                                                       NET          REALIZED     VALUE                 END OF
                      PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                       ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   ---------------------------------------------  ------------------------------------------------------------
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                       $          --      $   --      $11.13     11.30%    $ 10,224
   11/30/97                                               (0.04)      (0.02)      13.45     21.48       44,621
   11/30/98                                               (0.11)      (0.36)      15.61     19.81      149,242
   1/31/99#                                                  --          --       17.24     10.44      194,878
   1/31/00                                                (0.12)      (0.22)      19.06     12.76      509,054
   MFS Total Return Portfolio
   11/30/95                                               (0.05)         --       12.48     25.89       32,429
   11/30/96                                               (0.19)      (0.31)      13.63     13.75       70,021
   11/30/97                                               (0.23)      (0.41)      14.75     13.52       95,721
   11/30/98                                               (0.31)      (1.40)      14.96     13.54      131,440
   1/31/99#                                                  --          --       15.84      5.88      145,332
   1/31/00                                                (0.29)      (1.77)      13.88      0.29      208,919
   Asset Allocation Portfolio
   11/30/95                                               (0.20)      (0.04)      12.74     26.10      199,836
   11/30/96                                               (0.31)      (0.39)      14.52     20.27      316,388
   11/30/97                                               (0.40)      (0.90)      16.21     21.97      526,585
   11/30/98                                               (0.35)      (1.61)      14.81      2.85      713,045
   1/31/99#                                                  --          --       15.03      1.49      724,516
   1/31/00                                                (0.48)      (0.80)      14.52      5.51      699,063
   Utility Portfolio
   6/3/96-
   11/30/96                                                  --          --       10.75      7.50        6,299
   11/30/97                                               (0.09)      (0.02)      12.91     21.26       24,366
   11/30/98                                               (0.16)      (0.33)      14.46     15.98       68,049
   1/31/99#                                                  --          --       14.57      0.76       77,323
   1/31/00                                                (0.24)      (0.62)      14.42      5.01      120,159
   Equity Income Portfolio
   12/14/98-
   1/31/99                                                (0.03)         --       10.54      5.70        5,287
   1/31/00                                                (0.18)      (0.25)      10.25      1.29        6,670

                                                                RATIO OF NET
                                                   RATIO OF      INVESTMENT
                                                  EXPENSES TO    INCOME TO
                      PERIOD                      AVERAGE NET   AVERAGE NET    PORTFOLIO
                       ENDED                        ASSETS         ASSETS      TURNOVER
   ---------------------------------------------  --------------------------------------
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                          1.00%+++       1.92%+++       40%
   11/30/97                                          1.00           1.82          143
   11/30/98                                          0.78           2.10          111
   1/31/99#                                          0.74+@         1.73+@         26
   1/31/00                                           0.66           2.01          197
   MFS Total Return Portfolio
   11/30/95                                          0.98++         3.08++        153
   11/30/96                                          0.84           2.74          194
   11/30/97                                          0.82           2.63          271
   11/30/98                                          0.77           2.43          106
   1/31/99#                                          0.81+          2.40+          86
   1/31/00                                           0.75@          3.18@         116
   Asset Allocation Portfolio
   11/30/95                                          0.81           3.62          207
   11/30/96                                          0.74           3.66          200
   11/30/97                                          0.68           2.88          176
   11/30/98                                          0.64           3.15          156
   1/31/99#                                         0.66+           2.60+          30
   1/31/00                                           0.63           2.70          191
   Utility Portfolio
   6/3/96-
   11/30/96                                          1.05+++        4.41+++        24
   11/30/97                                          1.05++         3.15++         77
   11/30/98                                          1.01           3.04           72
   1/31/99#                                         0.93+           3.02+          12
   1/31/00                                           0.84           3.31          121
   Equity Income Portfolio
   12/14/98-
   1/31/99                                           0.95+++        1.87+++        14
   1/31/00                                           0.95++         2.05++         34

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

      +  Annualized

     @  Net of custody credits of 0.01%

      ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                       EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                     --------------------------------------------   ---------------------------------------------
                                     11/95   11/96   11/97   11/98   1/99+   1/00   11/95   11/96   11/97   11/98   1/99+   1/00
                                     --------------------------------------------   ---------------------------------------------
    SunAmerica Balanced...........     --%   1.43%   1.00%   0.78%   0.74%   0.66%    --%   1.49%   1.82%   2.10%    1.73%   2.01%
    MFS Total Return..............   1.11    0.84    0.82    0.77    0.81    0.75   2.95    2.74    2.63    2.43     2.40    3.18
    Asset Allocation..............   0.81    0.74    0.68    0.64    0.66    0.63   3.62    3.66    2.88    3.15     2.60    2.70
    Utility.......................     --    1.93    1.24    1.01    0.93    0.84     --    3.53    2.96    3.04     3.02    3.31
    Equity Income.................     --      --      --      --    3.47    1.56     --      --      --      --    (0.65)   1.44

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                   PERIOD                      BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                   ENDED                       OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
   ----------------------------------------------------------------------------------------------------------------------------
   Equity Index Portfolio

   12/14/98-
   1/31/99                                      $10.00      $0.01         $ 1.17         $ 1.18     $      (0.03)     $   --
   1/31/00                                       11.15       0.12           0.67           0.79            (0.06)         --

   Growth-Income Portfolio

   11/30/95                                      10.33       0.17           3.31           3.48            (0.10)         --
   11/30/96                                      13.71       0.18           3.48           3.66            (0.12)      (0.43)
   11/30/97                                      16.82       0.17           4.69           4.86            (0.13)      (0.73)
   11/30/98                                      20.82       0.17           4.33           4.50            (0.13)      (0.96)
   1/31/99#                                      24.23       0.02           3.63           3.65               --          --
   1/31/00                                       27.88       0.16           4.75           4.91            (0.15)      (1.40)

   Federated Value Portfolio

   6/3/96-
   11/30/96                                      10.00       0.07           1.01           1.08               --          --
   11/30/97                                      11.08       0.13           2.72           2.85            (0.03)         --
   11/30/98                                      13.90       0.17           2.35           2.52            (0.06)      (0.30)
   1/31/99#                                      16.06       0.02           0.54           0.56               --          --
   1/31/00                                       16.62       0.20          (0.14)          0.06            (0.12)      (0.69)

   Venture Value Portfolio

   11/30/95                                       9.78       0.17           3.55           3.72            (0.03)         --
   11/30/96                                      13.47       0.18           3.46           3.64            (0.09)      (0.12)
   11/30/97                                      16.90       0.19           4.73           4.92            (0.09)      (0.26)
   11/30/98                                      21.47       0.20           2.23           2.43            (0.12)      (0.68)
   1/31/99#                                      23.10       0.03           1.25           1.28               --          --
   1/31/00                                       24.38       0.13           3.06           3.19            (0.20)      (0.93)

   "Dogs" of Wall Street Portfolio
   4/1/98-
   11/30/98                                      10.00       0.11          (0.30)         (0.19)              --          --
   1/31/99#                                       9.81       0.02          (0.23)         (0.21)              --          --
   1/31/00                                        9.60       0.21          (1.12)         (0.91)           (0.05)      (0.26)

                                            NET                       NET                       RATIO OF NET
                                           ASSET                     ASSETS       RATIO OF       INVESTMENT
                                           VALUE                     END OF      EXPENSES TO     INCOME TO
                   PERIOD                  END OF        TOTAL       PERIOD      AVERAGE NET    AVERAGE NET    PORTFOLIO
                   ENDED                   PERIOD      RETURN***    (000'S)        ASSETS          ASSETS      TURNOVER
   --------------------------------------  -----------------------------------------------------------------------------
   Equity Index Portfolio
   12/14/98-
   1/31/99                                 $11.15        11.81%    $   11,168           0.55%+++     0.75%+++      --%
   1/31/00                                  11.88         7.05         63,487           0.55++      1.02++          1
   Growth-Income Portfolio
   11/30/95                                 13.71        33.89        171,281           0.77        1.42           59
   11/30/96                                 16.82        27.41        325,463           0.72        1.21           82
   11/30/97                                 20.82        30.11        622,062           0.65        0.89           44
   11/30/98                                 24.23        21.91      1,019,590           0.60        0.78           53
   1/31/99#                                 27.88        15.06      1,206,113          0.60+        0.55+          16
   1/31/00                                  31.24        18.37      1,828,340           0.56        0.56           43
   Federated Value Portfolio
   6/3/96-
   11/30/96                                 11.08        10.80         12,460           1.05+++     1.26+++        30
   11/30/97                                 13.90        25.75         59,024           1.03        1.03           46
   11/30/98                                 16.06        18.22        145,900           0.83        1.13           51
   1/31/99#                                 16.62         3.49        159,176          0.86+        0.75+           4
   1/31/00                                  15.87         0.17        208,488           0.77        1.17           34
   Venture Value Portfolio
   11/30/95                                 13.47        38.17        154,908           1.00++      1.43++         18
   11/30/96                                 16.90        27.44        516,413           0.85        1.21           22
   11/30/97                                 21.47        29.62      1,140,053           0.79        0.98           22
   11/30/98                                 23.10        11.36      1,725,411           0.75        0.89           25
   1/31/99#                                 24.38         5.54      1,840,354          0.77+        0.86+           5
   1/31/00                                  26.44        13.42      2,303,994           0.74        0.51           23
   "Dogs" of Wall Street Portfolio
   4/1/98-
   11/30/98                                  9.81        (1.90)        65,283        0.85+++        2.04+++        --
   1/31/99#                                  9.60        (2.14)        78,062          0.85+        0.93+          58
   1/31/00                                   8.38       (10.02)        98,924           0.67        2.11           51

---------------

      *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

      +  Annualized

      ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    ---------------------------------------------   ---------------------------------------------
                                    11/95   11/96   11/97   11/98   1/99+   1/00    11/95   11/96   11/97   11/98   1/99+   1/00
                                    ---------------------------------------------   ---------------------------------------------
    Equity Index .................    --%     --%     --%     --%   1.80%   0.85%     --%     --%     --%     --%   0.50%   0.72%
    Growth-Income.................  0.77    0.72    0.65    0.60    0.60    0.56    1.42    1.21    0.89    0.78    0.55    0.56
    Federated Value...............    --    1.57    1.03    0.83    0.86    0.77      --    0.74    1.03    1.13    0.75    1.17
    Venture Value.................  1.02    0.85    0.79    0.75    0.77    0.74    1.41    1.21    0.98    0.89    0.86    0.51
    "Dogs" of Wall Street.........    --      --      --    0.92    0.85    0.67      --      --      --    1.97    0.93    2.11

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                  NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   --------------------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio

   11/30/95                     $10.64       $ 0.07         $ 5.08         $ 5.15     $      (0.03)     $(0.13)     $15.63
   11/30/96                      15.63         0.08           4.07           4.15            (0.04)      (1.01)      18.73
   11/30/97                      18.73         0.16           4.76           4.92            (0.05)      (1.04)      22.56
   11/30/98                      22.56         0.07           7.77           7.84            (0.06)      (2.30)      28.04
   1/31/99#                      28.04         0.00           7.22           7.22               --          --       35.26
   1/31/00                       35.26        (0.04)          4.46           4.42            (0.05)      (3.05)      36.58

   MFS Growth and Income Portfolio

   11/30/95                      10.01         0.12           3.14           3.26            (0.13)         --       13.14
   11/30/96                      13.14         0.11           2.16           2.27            (0.11)      (0.91)      14.39
   11/30/97                      14.39         0.11           2.48           2.59            (0.10)      (1.26)      15.62
   11/30/98                      15.62         0.02           2.61           2.63            (0.12)      (2.76)      15.37
   1/31/99#                      15.37         0.01           1.60           1.61               --          --       16.98
   1/31/00                       16.98         0.10           0.11           0.21            (0.03)      (3.81)      13.35

   Putnam Growth Portfolio

   11/30/95                      10.05        (0.01)          3.09           3.08            (0.03)         --       13.10
   11/30/96                      13.10           --           2.61           2.61               --          --       15.71
   11/30/97                      15.71         0.03           3.93           3.96               --       (0.52)      19.15
   11/30/98                      19.15         0.01           4.15           4.16            (0.02)      (3.08)      20.21
   1/31/99#                      20.21        (0.01)          3.33           3.32               --          --       23.53
   1/31/00                       23.53        (0.02)          3.76           3.74            (0.01)      (0.78)      26.48

   Real Estate Portfolio

   6/2/97-
   11/30/97                      10.00         0.16           1.37           1.53               --          --       11.53
   11/30/98                      11.53         0.45          (1.93)         (1.48)           (0.16)      (0.01)       9.88
   1/31/99#                       9.88         0.09          (0.36)         (0.27)              --          --        9.61
   1/31/00                        9.61         0.39          (1.14)         (0.75)           (0.33)         --        8.53

   Small Company Value Portfolio

   12/14/98-
   1/31/99                       10.00           --           0.05           0.05            (0.02)         --       10.03
   1/31/00                       10.03        (0.04)          0.58           0.54               --       (0.05)      10.52

                                             NET                       RATIO OF NET
                                            ASSETS       RATIO OF       INVESTMENT
                                            END OF      EXPENSES TO     INCOME TO
            PERIOD              TOTAL       PERIOD      AVERAGE NET    AVERAGE NET    PORTFOLIO
             ENDED            RETURN***    (000'S)        ASSETS          ASSETS      TURNOVER
   -------------------------  -----------------------------------------------------------------
   Alliance Growth Portfolio
   11/30/95                     48.91%    $  167,870           0.79%       0.51%         138%
   11/30/96                     28.05        381,367           0.71        0.51          121
   11/30/97                     27.80        704,533           0.65        0.37          110
   11/30/98                     35.92      1,396,140           0.58        0.27           90
   1/31/99#                     25.75      1,864,924          0.63+       (0.01)+         11
   1/31/00                      14.09      2,875,413           0.63       (0.11)          77
   MFS Growth and Income Por
   11/30/95                     32.92        149,910           0.76        1.01          229
   11/30/96                     18.40        186,368           0.74        0.82          164
   11/30/97                     19.78        218,496           0.73        0.77          217
   11/30/98                     17.82        238,298           0.70        0.17          105
   1/31/99#                     10.47        266,069          0.75+        0.38+          76
   1/31/00                       1.77        337,222           0.75        0.66           64
   Putnam Growth Portfolio
   11/30/95                     30.66        115,276           0.93       (0.05)          52
   11/30/96                     19.92        160,073           0.90       (0.02)          63
   11/30/97                     26.01        234,726           0.91        0.18          125
   11/30/98                     22.56        398,863           0.86        0.09           75
   1/31/99#                     16.43        494,813          0.86+       (0.19)+         10
   1/31/00                      16.51        783,896           0.80       (0.09)          76
   Real Estate Portfolio
   6/2/97-
   11/30/97                     15.30         29,565           1.25+++     3.25+++         7
   11/30/98                    (13.04)        59,102           0.95        4.21           26
   1/31/99#                     (2.73)        58,504          1.01+        5.63+           6
   1/31/00                      (8.03)        53,766           0.92        4.24           61
   Small Company Value Portf
   12/14/98-
   1/31/99                       0.49          5,024           1.40+++     0.12+++         6
   1/31/00                       5.37          5,226           1.40++     (0.40)++        65

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    ---------------------------------------------   ---------------------------------------------
                                    11/95   11/96   11/97   11/98   1/99+   1/00    11/95   11/96   11/97   11/98   1/99+   1/00
                                    ---------------------------------------------   ---------------------------------------------
    Alliance Growth..............   0.79%   0.71%   0.65%   0.58%   0.63%   0.63%   0.51%   0.51%   0.37%   0.27%   (0.01)% (0.11)%
    MFS Growth and Income........   0.76    0.74    0.73    0.70    0.75    0.75    1.01    0.82    0.77    0.17     0.38    0.66
    Putnam Growth................   0.93    0.90    0.91    0.86    0.86    0.80    (0.05)  (0.02)  0.18    0.09    (0.19)  (0.09)
    Real Estate..................     --      --    1.36    0.95    1.01    0.92      --      --    3.14    4.21     5.63    4.24
    Small Company Value..........     --      --      --      --    3.87    2.25      --      --      --      --    (2.35)  (1.25)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
               PERIOD               BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
               ENDED                OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   -------------------------------------------------------------------------------------------------------------------------------
   MFS Mid-Cap Growth Portfolio

   4/1/99-
   1/31/00                           $10.00       $(0.01)        $ 5.84         $ 5.83     $         --      $(0.23)     $15.60

   Aggressive Growth Portfolio
   6/3/96-
   11/30/96                           10.00         0.02           0.34           0.36               --          --       10.36
   11/30/97                           10.36         0.01           1.40           1.41            (0.01)         --       11.76
   11/30/98                           11.76         0.04           0.52           0.56               --          --       12.32
   1/31/99#                           12.32           --           3.20           3.20               --          --       15.52
   1/31/00                            15.52           --           8.59           8.59            (0.03)      (1.36)      22.72

   International Growth and Income Portfolio
   6/2/97-
   11/30/97                           10.00         0.03           0.38           0.41               --          --       10.41
   11/30/98                           10.41         0.13           0.86           0.99            (0.03)      (0.06)      11.31
   1/31/99#                           11.31           --           0.40           0.40            (0.02)      (0.19)      11.50
   1/31/00                            11.50         0.15           1.97           2.12            (0.45)      (0.89)      12.28

   Global Equities Portfolio
   11/30/95                           11.67         0.12           1.64           1.76            (0.08)      (0.29)      13.06
   11/30/96                           13.06         0.14           2.19           2.33            (0.14)      (0.33)      14.92
   11/30/97                           14.92         0.09           1.79           1.88            (0.13)      (0.69)      15.98
   11/30/98                           15.98         0.07           2.40           2.47            (0.19)      (1.36)      16.90
   1/31/99#                           16.90         0.00           1.71           1.71               --          --       18.61
   1/31/00                            18.61         0.06           4.00           4.06            (0.21)      (1.37)      21.09

   International Diversified Equities Portfolio
   11/30/95                            9.78         0.07           0.38           0.45            (0.08)         --       10.15
   11/30/96                           10.15         0.05           1.43           1.48            (0.26)         --       11.37
   11/30/97                           11.37         0.09           0.28           0.37            (0.31)      (0.10)      11.33
   11/30/98                           11.33         0.15           1.93           2.08            (0.40)      (0.15)      12.86
   1/31/99#                           12.86        (0.01)          0.22           0.21               --          --       13.07
   1/31/00                            13.07         0.13           1.91           2.04            (0.21)      (0.08)      14.82

   Emerging Markets Portfolio
   6/2/97-
   11/30/97                           10.00         0.06          (2.03)         (1.97)              --          --        8.03
   11/30/98                            8.03         0.04          (1.78)         (1.74)           (0.07)         --        6.22
   1/31/99#                            6.22         0.01             --           0.01            (0.01)         --        6.22
   1/31/00                             6.22        (0.03)          4.81           4.78               --          --       11.00

                                                 NET                      RATIO OF NET
                                                ASSETS      RATIO OF       INVESTMENT
                                                END OF     EXPENSES TO     INCOME TO
               PERIOD                TOTAL      PERIOD     AVERAGE NET    AVERAGE NET    PORTFOLIO
               ENDED               RETURN***   (000'S)       ASSETS          ASSETS      TURNOVER
   ------------------------------  ---------------------------------------------------------------
   MFS Mid-Cap Growth Portfolio
   4/1/99-
   1/31/00                           58.26%    $ 81,636           1.15%+++@     (0.13)%+++@    108%
   Aggressive Growth Portfolio
   6/3/96-
   11/30/96                           3.60       35,124           1.05+++      0.46+++       47
   11/30/97                          13.62      103,603           0.90        (0.13)        221
   11/30/98                           4.76      133,183           0.83         0.32         268
   1/31/99#                          25.97      182,313          0.82+         0.13+         29
   1/31/00                           60.62      450,073           0.75         0.02         131
   International Growth and Incom
   6/2/97-
   11/30/97                           4.10       42,844           1.60+++      0.61+++       19
   11/30/98                           9.58      128,344           1.46         1.12          51
   1/31/99#                           3.56      142,497          1.46+        (0.10)         10
   1/31/00                           17.99      253,962           1.21         1.16          75
   Global Equities Portfolio
   11/30/95                          15.58      165,752           1.14         1.02         106
   11/30/96                          18.21      246,482           1.03         1.04          70
   11/30/97                          13.30      341,639           0.95         0.58         115
   11/30/98                          15.34      420,358           0.88         0.46          92
   1/31/99#                          10.12      463,138          0.86+        (0.04)+        12
   1/31/00                           23.67      632,495           0.84         0.30          94
   International Diversified Equi
   11/30/95                           4.63       48,961           1.70++       0.76++        52
   11/30/96                          14.85      157,008           1.59         0.47          53
   11/30/97                           3.52      248,927           1.35         0.82          56
   11/30/98                          18.33      354,174           1.26         1.18          40
   1/31/99#                           1.63      373,785          1.26+        (0.43)+         7
   1/31/00                           15.85      464,988           1.22         0.95          65
   Emerging Markets Portfolio
   6/2/97-
   11/30/97                         (19.70)      19,979           1.90+++      1.33+++       49
   11/30/98                         (21.86)      31,685           1.90++       0.61++        96
   1/31/99#                           0.20       32,708        1.90+++         0.60+++       22
   1/31/00                           76.86      102,740           1.90@       (0.41)@       145

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    @ Net of custody credits of 0.02% and 0.01% on the MFS Mid-Cap Growth and Emerging Markets Portfolios, respectively.

    ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                    ---------------------------------------------   ---------------------------------------------
                                    11/95   11/96   11/97   11/98   1/99+   1/00    11/95   11/96   11/97   11/98   1/99+   1/00
                                    ---------------------------------------------   ---------------------------------------------
    MFS Mid-Cap Growth............    --%     --%     --%     --%     --%   1.17%     --%     --%     --%     --%     --%   (0.15)%
    Aggressive Growth.............    --    1.09    0.90    0.83    0.82    0.75      --    0.42    (0.13)  0.32    0.13     0.02
    International Growth and
    Income........................    --      --    2.02    1.46    1.46    1.21      --      --    0.19    1.12    (0.10)   1.16
    Global Equities...............  1.14    1.03    0.95    0.88    0.86    0.84    1.02    1.04    0.58    0.46    (0.04)   0.30
    International Diversified
    Equities......................  2.09    1.59    1.35    1.26    1.26    1.22    0.37    0.47    0.82    1.18    (0.43)   0.95
    Emerging Markets..............    --      --    2.60    2.01    2.29    1.90      --      --    0.63    0.50    0.21    (0.41)

    See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF SUNAMERICA SERIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Corporate Bond Portfolio, Global Bond Portfolio, High-Yield Bond Portfolio, Worldwide High-Income Portfolio, SunAmerica Balanced Portfolio, MFS Total Return Portfolio, Asset Allocation Portfolio, Utility Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, "Dogs" of Wall Street Portfolio, Alliance Growth Portfolio, MFS Growth and Income Portfolio, Putnam Growth Portfolio, Real Estate Portfolio, Small Company Value Portfolio, MFS Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, International Growth and Income Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio and Emerging Markets Portfolio (constituting the twenty-six portfolios of the SunAmerica Series Trust, hereafter referred to as the "Fund") at January 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
March 15, 2000

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
SHAREHOLDERS TAX INFORMATION (unaudited)

  Certain tax information regarding the SunAmerica Series Trust is required to be provided to the shareholders based upon each Fund's income and distributions for the year ended January 31, 2000.

  During the year ended January 31, 2000 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                                                  NET            NET              NET        QUALIFYING % FOR THE
                                                     TOTAL     INVESTMENT     SHORT-TERM       LONG-TERM        70% DIVIDENDS
                                                   DIVIDENDS     INCOME     CAPITAL GAINS*   CAPITAL GAINS    RECEIVED DEDUCTION
   ------------------------------------------------------------------------------------------------------------------------------
   Cash Management Portfolio.....................    $0.24       $0.24          $  --            $  --                  --%
   Corporate Bond Portfolio......................     0.53        0.53             --               --                2.64
   Global Bond Portfolio.........................     0.88        0.47           0.37             0.04                  --
   High-Yield Bond Portfolio.....................     1.14        1.14             --               --                1.65
   Worldwide High Income Portfolio...............     1.33        1.33             --               --                  --
   SunAmerica Balanced Portfolio.................     0.34        0.12           0.07             0.15               19.87
   MFS Total Return Portfolio....................     2.06        0.29           0.76             1.01               16.08
   Asset Allocation Portfolio....................     1.28        0.48           0.18             0.62               30.46
   Utility Portfolio.............................     0.86        0.24           0.29             0.33               48.25
   Equity Income Portfolio.......................     0.43        0.18           0.25               --               80.59
   Equity Index Portfolio........................     0.06        0.06             --               --               77.59
   Growth-Income Portfolio.......................     1.55        0.15           0.19             1.21               99.96
   Federated Value Portfolio.....................     0.81        0.12           0.22             0.47               48.70
   Venture Value Portfolio.......................     1.13        0.20           0.04             0.89              100.00
   "Dogs" of Wall Street Portfolio...............     0.31        0.05           0.26               --              100.00
   Alliance Growth Portfolio.....................     3.10        0.05           1.15             1.90               14.02
   MFS Growth and Income Portfolio...............     3.84        0.03           1.06             2.75              100.00
   Putnam Growth Portfolio.......................     0.79        0.01           0.06             0.72               99.73
   Real Estate Portfolio.........................     0.33        0.33             --               --                  --
   Small Company Value Portfolio.................     0.05          --           0.05               --               54.30
   MFS Mid-Cap Growth Portfolio..................     0.23          --           0.23               --                  --
   Aggressive Growth Portfolio...................     1.39        0.03           0.89             0.47                  --
   International Growth and Income Portfolio.....     1.34        0.45           0.49             0.40                  --
   Global Equities Portfolio.....................     1.58        0.21             --             1.37               28.17
   International Diversified Equities
    Portfolio....................................     0.29        0.21             --             0.08                  --
   Emerging Markets Portfolio....................     0.00        0.00             --               --                  --

---------------

    * Short-term capital gains are treated as ordinary income dividends for tax purposes.
      The International Growth and Income, International Diversified Equities and Emerging Markets Portfolios make an election under Internal Revenue Code
    Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended January 31, 2000 were $482,271, $690,397 and $256,754, respectively. The gross foreign source income for information reporting is $4,658,613, $6,840,825 and $545,952, respectively.

---------------------

---------------------

    COMPARISONS: PORTFOLIOS VS. INDEXES

              The following graphs compare the performance of a $10,000 investment in the presented SunAmerica Series Trust Portfolios (with the exception of Cash Management) to a $10,000 investment in a securities index since the portfolio inception. Please note that variable annuity minimum premiums vary by contract and may be higher or lower than the $10,000 depicted. Following each graph is a discussion of portfolio performance and factors affecting it over the last one-year period.

              THESE GRAPHS AND TABLES SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE SUNAMERICA SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDEXES.

              SUNAMERICA ASSET MANAGEMENT CORP.

              Cash Management Portfolio

              For the 12 months ended January 31, 2000, the Cash Management Portfolio returned 4.85%, outpacing its peer group's return of 4.81% and ranking it 28 out of 104 similar portfolios according to Lipper. Over the year, three major factors combined to push yields higher on short-term money market securities:

              - The ongoing performance of the U.S. economy: Rapid U.S. economic growth, record equity returns, benign inflation and the lowest unemployment rate in nearly 30 years were the forces behind strong consumer confidence and consumption.

              - The Federal Reserve Board: The Fed raised interest rates to combat inflationary pressures. The federal funds rate was raised three times by 0.25%, for a year-end rate of 5.50%. If not for Y2K concerns, a fourth increase would have been likely in December.

              - The liquidity concerns surrounding Y2K: Driven by Y2K-related uncertainties, money market investors and issuers believed that liquidity would be scarce over year-end. As a result, more money market securities were issued, driving yields higher. However, these liquidity concerns turned out to be unfounded.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[Corporate Bond Portfolio]

                                                                                        LEHMAN BROTHERS
                                           CORPORATE BOND        LEHMAN BROTHERS         CORPORATE BOND        LIPPER CORPORATE
                                             PORTFOLIO          AGGREGATE INDEX(1)          INDEX(2)          BBB RATED INDEX(3)
                                           --------------       ------------------      ---------------       ------------------
7/1/93                                        10000.00               10000.00               10000.00               10000.00
11/30/93                                      10190.00               10209.00               10271.00               10351.00
11/30/94                                       9843.00                9696.00                9845.00                9868.00
11/30/95                                      11517.00               11643.00               11937.00               11740.00
11/30/96                                      12266.00               12347.00               12707.00               12445.00
11/30/97                                      13402.00               13287.00               13669.00               13385.00
11/30/98                                      14288.00               14541.00               14957.00               14346.00
1/31/99                                       14481.00               14689.00               15149.00               14494.00
1/31/00                                       14083.00               14419.00               14658.00               14104.00


              ----------------------------------------------------------------
              CORPORATE BOND PORTFOLIO
              AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
              ----------------------------------------------------------------
                 1-year                                             -2.75%
                 5-year                                              6.86%
                 Since Inception (7/1/93)                            5.33%
              ----------------------------------------------------------------

              (1)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

              (2)The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

              (3)The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.


                The 12-month period ended January 31, 2000, was very difficult for most fixed income securities in that interest rates rose substantially for all points along the maturity spectrum. The domestic economy demonstrated much more strength than anticipated, which translated into three Federal Reserve interest rate hikes during 1999. Within the fixed income markets, corporate bonds outperformed comparable-maturity Treasury securities, as the yield spread of corporates over Treasuries narrowed due to continued economic strength.

                In the Corporate Bond Portfolio, duration was held mostly
              constant, generally within a 5.75-6.00 year range, throughout the year. Thus, the position on the intermediate-to-long part of the yield curve felt the negative effect of the rate rise, which was 192 basis points for the 10-year Treasury. In terms of quality distribution, fund composition was gradually shifted toward more of a high yield allocation as the year progressed, putting the Portfolio in a position to benefit from the stronger economy and its typically positive impact on high yield bonds. For the entire period the Portfolio generated a -2.75% total return versus a -2.69% return for the Lipper BBB-Rated Average Debt category.

                     Past performance is no guarantee of future results.
---------------------

[Global Bond Portfolio]

                                                                                                  J.P. MORGAN GLOBAL GOV'T BOND
                                                                   GLOBAL BOND PORTFOLIO                    INDEX (1)
                                                                   ---------------------          -----------------------------
7/1/93                                                                     10000                              10000
11/30/93                                                                   10300                              10324
11/30/94                                                                    9973                              10746
11/30/95                                                                   11608                              12548
11/30/96                                                                   12879                              13809
11/30/97                                                                   13964                              15094
11/30/98                                                                   15804                              17021
1/31/99                                                                    15843                              17193
1/31/00                                                                    15548                              17159


              ----------------------------------------------------------------
              CORPORATE BOND PORTFOLIO
              AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
              ----------------------------------------------------------------
                 1-year                                             -1.86%
                 5-year                                              9.00%
                 Since Inception (7/1/93)                            6.93%
              ----------------------------------------------------------------

              (1)The J.P. Morgan Global Government Bond Index tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

                The Global Bond Portfolio returned -1.86% at net asset value for the twelve months ended January 31, 2000, compared to its benchmark, the J.P. Morgan Global Government Bond Index, which returned -0.20%. As of January 31, 2000, the Portfolio had an effective duration of 5.2 years, a gross current yield of 5.40% and an average maturity of 8.4 years. At the end of the reporting period, the Portfolio was relatively underweighted in Japanese bonds due to our concerns over the end of the zero interest rate policy; underweighted in European bonds as UK gilts underperformed; and underweighted in Canadian bonds following a period of significant outperformance relative to the U.S.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[High-Yield Bond Portfolio]

                                                                                                 MERRILL LYNCH HIGH-YIELD MASTER
                                                                 HIGH-YIELD BOND PORTFOLIO                   INDEX(1)
                                                                 -------------------------       -------------------------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  11120.00                           11318.00
11/30/94                                                                  10647.00                           11376.00
11/30/95                                                                  11993.00                           13573.00
11/30/96                                                                  13775.00                           15200.00
11/30/97                                                                  15776.00                           17115.00
11/30/98                                                                  15577.00                           17907.00
1/31/99                                                                   15804.00                           18088.00
01/31/00                                                                  16607.00                           18100.00


              ----------------------------------------------------------------
              HIGH-YIELD BOND PORTFOLIO
              AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
              ----------------------------------------------------------------
                 1-year                                              5.09%
                 5-year                                              9.05%
                 Since Inception (2/9/93)                            7.54%
              ----------------------------------------------------------------

              (1)The Merrill Lynch High-Yield Master Index includes publicly, placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.


                The High-Yield Bond Portfolio's total return over the year ended
              January 31, 2000, was 5.09%, outperforming both its Lipper peer group return of 1.82% and the Merrill Lynch High Yield Master Index return of 0.07%. The first and fourth quarters of this period proved strongest, with the second and third quarters bearing the worst effects of the year's increase in interest rates. The mid-year period was also weighed down by a rise in the high yield market default rate. The default rate peaked at over 5.0% in August, and has since subsided to around 4.2%, remaining well above the long-term average default rate of approximately 3.2%.

                1999 was a treacherous year for the high yield market. Issuers such as Loewen Group, Fruit of the Loom and Harnischfeger that began the year rated BB defaulted in 1999, and several issuers ran into serious difficulties prior to making their first coupon (Just For Feet, Republic Steel and Breed Technologies). However, the Portfolio owned none of these. Its outperformance was primarily due to strong credit selection and strategic positioning in the better-quality sector of the market.

                In its most recent semiannual report, the high yield team
              highlighted two holdings for which it had particularly high expectations: UIH Australia and Globix. Both holdings delivered on the team's expectations, with total returns on each exceeding 25%, annualized. Over the next six months the team highlights MGC Communications, Inc., Wavetek and UnitedGlobalCom (parent of UIH Australia) as holdings with significant credit improvement potential.

                     Past performance is no guarantee of future results.
---------------------

[Worldwide High Income Portfolio]

                                           WORLDWIDE HIGH       FIRST BOSTON HIGH        JP MORGAN EMBI
                                          INCOME PORTFOLIO        YIELD INDEX(2)            PLUS(3)            BLENDED INDEX(1)
                                          ----------------      -----------------        --------------        ----------------
10/28/94                                      10000.00               10000.00               10000.00               10000.00
11/30/95                                      11544.00               11577.00               11180.00               11418.00
11/30/96                                      14645.00               12928.00               15959.00               14454.00
11/30/97                                      16721.00               14710.00               18144.00               16478.00
11/30/98                                      14423.00               14965.00               17196.00               16316.00
1/31/99                                       14157.00               15071.00               15815.00               15711.00
1/31/00                                       16878.00               15359.00               19858.00               17816.00

              ----------------------------------------------------------------
              WORLDWIDE HIGH INCOME PORTFOLIO
              AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
              ----------------------------------------------------------------
                 1-year                                             19.22%
                 5-year                                             11.68%
                 Since Inception (10/28/94)                         10.46%
              ----------------------------------------------------------------

              (1)The Blended Index combines 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

              (2)The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

              (3)The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.


                The Worldwide High Income Portfolio generated a return of 19.22%
              for the year ending January 31, compared with 13.40% for the blended benchmark (50% J.P. Morgan Emerging Markets Bond Index Plus/50% First Boston High-Yield Index). Results were positively impacted by a large overweight in the emerging markets debt sector, which recovered well in 1999, experiencing the highest returns of any fixed income asset class. We began the year with over 68% in emerging market debt compared to 50% for the benchmark. Within U.S. high yield, we were overweighted in telecommunications, which was one of the best performing sectors in the high yield market. The Portfolio remains overweighted in emerging market debt, although we have cut the allocation to around 52%. We also continue to find good value in securities of selected Western European high yield issuers. As a result of our valuation discipline, the Portfolio continues to maintain an average credit quality higher than that of the benchmark while the interest-rate sensitivity is close to that of the benchmark.

                Even with the rebound in November and December, spreads on global high yield bonds remain historically wide. We believe this market is still undervalued at a time when the fundamental credit quality of most issuers is quite strong and the U.S. and global economies continue to show strength. Consequently, we believe the Portfolio will perform well in the coming year.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[SunAmerica Balanced Portfolio]

                                             SUNAMERICA                                                        LEHMAN BROTHERS
                                         BALANCED PORTFOLIO     BLENDED INDEX (1)      S&P 500 INDEX (2)     AGGREGATE INDEX (3)
                                         ------------------     -----------------      -----------------     -------------------
6/3/96                                        10000.00               10000.00               10000.00               10000.00
11/30/96                                      11130.00               11076.00               11438.00               10730.00
5/31/97                                       12003.00               11939.00               12942.00               10833.00
11/30/97                                      13521.00               13146.00               14701.00               11544.00
5/31/98                                       15173.00               14452.00               16916.00               12016.00
11/30/98                                      16200.00               15419.00               18180.00               12634.00
1/31/99                                       17892.00               16342.00               20031.00               12762.00
7/31/99                                       18161.00               16650.00               20932.00               12447.00
1/31/00                                       20174.00               17264.00               22103.00               12528.00

              ----------------------------------------------------------------
              SUNAMERICA BALANCED PORTFOLIO
              AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
              ----------------------------------------------------------------
                 1-year                                             12.76%
                 Since Inception (6/3/96)                           21.10%
              ----------------------------------------------------------------

              (1)The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

              (2)The S&P Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              (3)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.


                During the period ending January 31, 2000, the SunAmerica
              Balanced Portfolio was a top performer in its class with a total return of 12.76%, ranking it seventh out of 62 similar funds according to Lipper Analytical Services, Inc. The Portfolio continues to benefit from its exposure to the equity market, as well as from its sector allocations. The top-five equity holdings in the Portfolio at the end of January were Microsoft, General Electric, EMC Corp., Texas Instruments and Cisco Systems.

                The new millennium has offered a challenging environment for both equity and fixed income markets. We remain in a moderate growth, low inflation environment and strong profit growth should continue to propel the markets. The overall markets are bracing for another series of tightenings by the Federal Reserve intending to slow the growth of the domestic economy. We believe volatility will continue until a clearer picture emerges from the Fed or a slowing in the overall economy becomes more apparent.

                We continue to focus the Portfolio on quality companies that we think can outperform in any economic environment and expect overall market leadership in 2000 to remain similar to 1999. Currently, the Portfolio is relatively overweighted in the technology, telecommunications and media sectors.

                     Past performance is no guarantee of future results.
---------------------
                                       186

[MFS Total Return Portfolio]

                                          MFS TOTAL RETURN                              LEHMAN BROTHERS
                                             PORTFOLIO           BLENDED INDEX(1)     AGGREGATE INDEX (2)     S&P 500 INDEX (3)
                                          ----------------       ----------------     -------------------     -----------------
10/28/94                                       10000                  10000                  10000                  10000
11/30/95                                       12539                  12403                  11739                  13199
11/30/96                                       14262                  14588                  12449                  16877
11/30/97                                       16191                  17315                  13394                  21691
11/30/98                                       18384                  20308                  14659                  26825
1/31/99                                        19465                  21524                  14807                  29556
1/31/00                                        19522                  22739                  14535                  32613


              ----------------------------------------------------------------
              MFS TOTAL RETURN PORTFOLIO
              AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
              ----------------------------------------------------------------
                 1-year                                              0.29%
                 5-year                                             13.89%
                 Since Inception (10/28/94)                         13.55%
              ----------------------------------------------------------------

              (1)The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

              (2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

              (3)The S&P Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


                The Portfolio faced several headwinds during 1999.  In equities, our focus on value stocks held us back as investors favored growth stocks. Not only did we have sizable investments in some of the market's weaker sectors, we had few investments in the high-priced, top-performing technology area. Our 37% stake in bonds further hampered performance as interest rates climbed and bond prices fell later in the year.

                In 1999, both bank and insurance stocks suffered as rising interest rates squeezed valuations. In contrast, telecommunications and energy stocks were among our best performers. BP Amoco did well thanks to its recent Amoco merger. Natural gas utilities also did well, and the Portfolio was boosted by stocks such as Allied Signal, American Express, and Time Warner. Some of our best values were found overseas. We boosted investments in Europe and began buying stocks in Japan, including Nippon Telephone & Telegraph and Hitachi. By year-end, they had already posted solid gains.

                We made few changes on the bond side, keeping roughly two-thirds of our investments in corporate bonds and the rest in U.S. Treasuries and mortgage-backed securities. Early in 1999, we lowered the Portfolio's duration to give us some protection from rising interest rates. By the fall, however, we had raised duration back to 5.9 years, reflecting our view that interest rates are just as likely to stay around current levels as to rise. Even if interest rates do go higher, we don't expect inflation to become a significant problem.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[Asset Allocation Portfolio]

                                          ASSET ALLOCATION                              LEHMAN BROTHERS
                                             PORTFOLIO           BLENDED INDEX(1)      AGGREGATE INDEX(2)      S&P 500 INDEX(3)
                                          ----------------       ----------------      ------------------      ----------------
7/1/93                                         10000                  10000                  10000                  10000
11/30/93                                       10360                  10082                  10209                   9991
11/30/94                                       10391                  10027                   9896                  10097
11/30/95                                       13103                  12932                  11643                  13831
11/30/96                                       15759                  15362                  12347                  17684
11/30/97                                       19221                  18431                  13287                  22729
11/30/98                                       19769                  21840                  14541                  28108
1/31/99                                        20063                  23253                  14689                  30970
1/31/00                                        21169                  24538                  14419                  34174

              ----------------------------------------------------------------
              ASSET ALLOCATION PORTFOLIO
              AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
              ----------------------------------------------------------------
                 1-year                                              5.51%
                 5-year                                             14.68%
                 Since Inception (7/1/93)                           12.05%
              ----------------------------------------------------------------

              (1)The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

              (2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

              (3)The S&P Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


                The Asset Allocation Portfolio returned 5.51% at net asset value for the twelve months ended January 31, 2000, compared to its benchmark, the blended S&P 500 Index (60%)/ Lehman Brothers Aggregate Index (40%), which returned 5.53%.

                As of January 31, 2000, the Portfolio held 28% in value
              equities, 33% in growth equities, 34% in fixed income securities and 5% in cash. Consequently, the Portfolio was both rewarded and penalized by the outperformance of growth-oriented versus value-oriented stocks during the reporting period. The S&P 500/Barra Growth Index posted a return of 12.86%, outperforming the S&P 500/Barra Value Index return of 6.97%. Positive results also stemmed from the Portfolio's 18% weighting in the technology sector, which fueled market returns.

                     Past performance is no guarantee of future results.
---------------------

[Utility Portfolio]

                                                    UTILITY PORTFOLIO           S&P 500 INDEX (1)           BLENDED INDEX(2)
                                                    -----------------           -----------------           ----------------
6/3/96                                                  10000.00                    10000.00                    10000.00
11/30/96                                                10750.00                    11438.00                    11067.00
5/31/97                                                 11541.00                    12942.00                    11873.00
11/30/97                                                13035.00                    14701.00                    14732.00
5/31/98                                                 14156.00                    16916.00                    16768.00
11/30/98                                                15118.00                    18180.00                    19742.00
1/31/99                                                 15233.00                    20031.00                    23039.00
7/31/99                                                 16111.00                    20932.00                    24328.00
1/31/00                                                 15996.00                    22103.00                    24579.00

               -------------------------------------------------------------
               UTILITY PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                           5.01%
                  Since Inception (6/3/96)                        13.67%
               -------------------------------------------------------------

               (1) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

               (2) The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Communications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).



                Utilities turned in mixed results for the year ending January
              31. Telecommunications stocks generally rose as the S&P Communications Index returned 6.90%. Though the S&P Utility Index also rose 5.30%, it would have declined without Enron, its largest component. Enron's 109% gain more than offset the worst performance on record for electric utilities. The Utility Portfolio returned 5.01% while the average of the two market benchmarks returned 6.68%.

                The slight lagging of the Portfolio reflects substantial
              holdings of electric utilities early in the year. We made three shifts from electric stocks to telecom stocks during the year. The Portfolio now has 45% in telecommunications, 23% in natural gas, and 10% in electric companies. Non-utilities, generally telecom equipment or energy companies, comprise 11% of the Portfolio.

                Utilities are in a transitional period of adaptation to
              deregulation and growing competition. The telecom sector's prospects seem most favorable to us with demand for new applications continuing to rise while unit costs fall due to deregulation and technological advances. Natural gas prospects seem outstanding as constrained productive capacity faces rising demand, particularly for electricity generation to meet summer air-conditioning demand.

                We favor companies that have strong cash flow and the management skills and financial incentives to deploy that cash into attractive returns for shareholders. We think utilities now offer an appealing combination of growth and value, as well as safety due to the essential nature of their services.

                     Past performance is no guarantee of future results.
                                                           ---------------------
                                       189

[Equity Income Portfolio]

                                                                  EQUITY INCOME PORTFOLIO               S&P 500 INDEX (1)
                                                                  -----------------------               -----------------
12/14/1998                                                                10000.00                           10000.00
1/31/1999                                                                 10570.00                           11018.00
4/30/1999                                                                 11342.00                           11532.00
7/31/1999                                                                 11042.00                           11514.00
10/31/1999                                                                11049.00                           11648.00
1/31/2000                                                                 10707.00                           12158.00


               -------------------------------------------------------------
               EQUITY INCOME PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                           1.29%
                  Since Inception (12/14/96)                       6.22%
               -------------------------------------------------------------

               (1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


                The Equity Income Portfolio returned 1.29% for the 12-month period ended January 31, 2000, compared to 10.34% for the S&P 500 Index. On the positive side, the Portfolio's performance was helped by the communication services, energy, and consumer staples sectors. The Portfolio's communication services sector had strong performance from Vodafone Airtouch, Deutsche TeleKom, and Sprint. AT&T performed well in the second part of the year after lagging earlier in the year. The Portfolio also emphasized international oils. The leaders in this group were BP Amoco, Exxon Mobil, and Royal Dutch. We believe our stock selection in the consumer staples sector was good, and Kimberly Clark and Colgate Palmolive were standout performers.

                The Portfolio's overall performance was hurt by its limited exposure to technology, its overweighted position in financials, and its healthcare holdings. However, the Portfolio has remained consistent in its strategy of emphasizing dividend-paying stocks, and few technology companies pay dividends. The financial sector underperformed, reflecting sector sensitivity to rising interest rates. The Portfolio also maintained a slightly overweighted position in the utility sector, which performed poorly in the rising interest rate environment. The healthcare sector was also hurt by rising interest rates, which precipitated significant P/E multiple contraction in this sector during the year.

                     Past performance is no guarantee of future results.
---------------------

[Equity Index Portfolio]

                                                                   EQUITY INDEX PORTFOLIO               S&P 500 INDEX (1)
                                                                   ----------------------               -----------------
12/14/1998                                                                 10000                              10000
1/31/1999                                                                  11181                              11018
4/30/1999                                                                  11673                              11532
7/31/1999                                                                  11392                              11514
10/31/1999                                                                 11694                              11848
1/31/2000                                                                  11970                              12158


               -------------------------------------------------------------
               EQUITY INDEX PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                           7.05%
                  Since Inception (12/14/98)                      17.22%
               -------------------------------------------------------------

               (1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                The Equity Index Portfolio returned 7.05% for the 12-month period ended January 31, 2000, versus 10.34% for the S&P 500 Index. The Portfolio's objective is to provide investment results that correspond to the performance of the S&P 500 Index. Because of this objective, it is important to note that S&P 500 performance was dominated by its technology sector, which was up approximately 80% for the year and accounted for 70% of the gain in the index.

                Several factors underlie the surge in technology stocks over the past year, including the ongoing development of new products and technologies, the worldwide proliferation of computer networks, the Internet, and the addition of technology companies to major stock market indices.

                Looking forward, the technology sector faces serious challenges from competition, consolidation and valuation. Many of the new e-commerce business models do not generate real profits from operations, making the application of time-tested valuation techniques almost impossible.

                The market advance finally began to broaden briefly in April and
              May, and again in late 1999. Growth still held the edge over value last year. Our economic forecast supports most of these conditions and suggests there is opportunity for other sectors to rebound in 2000.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[Growth-Income Portfolio]

                                                                  GROWTH-INCOME PORTFOLIO                S&P 500 INDEX(1)
                                                                  -----------------------                ----------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10610.00                           10551.00
11/30/94                                                                  10377.00                           10663.00
11/30/95                                                                  13894.00                           14606.00
11/30/96                                                                  17703.00                           18675.00
11/30/97                                                                  23032.00                           24002.00
11/30/98                                                                  28078.00                           29683.00
1/31/99                                                                   32308.00                           32705.00
1/31/00                                                                   38244.00                           36088.00

               -------------------------------------------------------------
               GROWTH-INCOME PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          18.37%
                  5-year                                          28.92%
                  Since Inception (2/9/93)                        21.20%
               -------------------------------------------------------------

               (1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                The Growth-Income Portfolio (up 18.37%) significantly
              outperformed the S&P 500 (up 10.34%) for the twelve-month period ending January 31, 2000, largely due to superior stock selection within the healthcare and technology sectors. Cisco Systems (up 96.3%), Millennium Pharmaceuticals (up 404.3%), Human Genome Sciences (up 363.9%), Verisign (up 197.9%), and Citigroup (up 53.8%) contributed significantly to performance during the period. The top-ten holdings in the Portfolio as of January 31, 2000, were Microsoft, Cisco, General Electric, Warner Lambert, Citigroup, Intel, Wal-Mart, AT&T, Bristol Myers Squibb and Procter & Gamble.

                     Past performance is no guarantee of future results.
---------------------

[Federated Value Portfolio]

                                                                 FEDERATED VALUE PORTFOLIO              S&P 500 INDEX (1)
                                                                 -------------------------              -----------------
6/3/96                                                                    10000.00                           10000.00
11/30/96                                                                  11080.00                           11438.00
5/31/97                                                                   12369.00                           12942.00
11/30/97                                                                  13933.00                           14701.00
5/31/98                                                                   16164.00                           16916.00
11/30/98                                                                  16472.00                           18180.00
1/31/99                                                                   17046.00                           20031.00
7/31/99                                                                   16195.00                           20932.00
01/31/00                                                                  17075.00                           22103.00

               -------------------------------------------------------------
               FEDERATED VALUE PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                           0.17%
                  Since Inception (6/3/96)                        15.71%
               -------------------------------------------------------------

               (1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                The equity markets delivered another year of healthy returns with the S&P 500 returning 10.34%. However, the average stock in the market did not do as well, as the strength of the technology and energy sectors masked weakness in the general market. The average stock in the S&P 500 returned 4.10%, and value stocks as measured by the Russell 1000 Value Index returned 3.02%. The Federated Value Portfolio returned 0.17% for the year, slightly exceeding the return of the median Lipper Multi-Cap Value Fund 0.06%. Favorable influences included strong relative performance in our technology and consumer staples names. More than offsetting these positive influences were an underweighted position in technology and a disappointing performance from a number of our capital goods and financial holdings. In those sectors, our value disciplines led us to attractively-valued second-tier names which did not perform as well as the ultra-large but less attractively valued leaders. While we are not pleased with this year's performance, we maintain faith in the value disciplines which have served us well over the long term--identifying leading companies that are temporarily out of favor and appear inexpensive relative to their history, the market and their expected growth.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[Venture Value Portfolio]

                                                                  VENTURE VALUE PORTFOLIO                S&P 500 INDEX(1)
                                                                  -----------------------                ----------------
10/28/94                                                                   10000                              10000
11/30/95                                                                   13514                              13199
11/30/96                                                                   17221                              16877
11/30/97                                                                   22322                              21691
11/30/98                                                                   24857                              26825
1/31/99                                                                    26234                              29556
1/31/00                                                                    29755                              32613

               -------------------------------------------------------------
               VENTURE VALUE PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          13.42%
                  5-year                                          23.94%
                  Since Inception (10/28/94)                      23.02%
               -------------------------------------------------------------

               (1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                Our price discipline prevented us from buying the high-multiple growth stocks that led the market over the past year. However, we outperformed the S&P 500 Index because our focus on companies with strong fundamentals helped us avoid many stocks that experienced volatility in January.

                Over the past twelve months, the Portfolio returned 13.42%, compared to 10.34% for the S&P 500. This was primarily due to good stock selection. Large positions in attractively priced technology companies (Texas Instruments, Hewlett-Packard) played an important role. Our top positions in American Express and Citigroup also performed well, although the broad financial sector rendered mediocre results. We had some disappointments, including property and casualty insurance companies Progressive, Allstate, and Chubb. Changing short-term economics in this industry have caused earnings to disappoint Wall Street. Thankfully, we properly scaled our investments in these situations and did not carry large positions.

                Our strategy remains consistent. We seek high quality,
              well-managed companies with strong growth prospects, and attempt to buy them at value prices. Our research team is dedicated to investigating company fundamentals and getting to know company managements. When we find an attractive business and can purchase shares at appropriate valuations, we will hold for the long term. We never change our investment discipline in reaction to market momentum or investor fads, as we strongly believe ours is the best method of achieving long-term growth and wealth preservation.

                     Past performance is no guarantee of future results.
---------------------

[DOGS OF WALL STREET PORTFOLIO PERFORMANCE GRAPH]

                                                                    DOGS OF WALL STREET
                                                                         PORTFOLIO                      S&P 500 INDEX (1)
                                                                    -------------------                 -----------------
4/1/98                                                                      10000                             10000
5/31/98                                                                      9740                              9927
8/31/98                                                                      8400                              8743
11/30/98                                                                     9810                             10669
1/31/99                                                                      9600                             11755
4/30/99                                                                     10390                             12304
7/31/99                                                                     10320                             12285
10/31/99                                                                     9824                             12641
1/31/00                                                                      8638                             12972
"Dogs" of Wall Street Portfolio
Average Annual Total Returns as of 1/31/00
1-Year                                                                    -10.02%
Since Inception (4/1/98)                                                   -8.00%
(1) The S&P 500 Index tracks the performance of 500 stocks
    representing a sampling of the largest foreign and
    domestic stocks traded publicly in the United States.
    Because it is market-weighted, the index will reflect
    changes in larger companies more heavily than those in
    smaller companies.

                The "Dogs" of Wall Street Portfolio seeks total return through a passively managed strategy involving the annual selection of thirty high-dividend-yielding common stocks from the Dow Jones Industrial Average and the broader market. We hold these thirty stocks for one year, when we review and rebalance the Portfolio. It is important to note that this is a quantitative model.

                For the twelve-month period ended January 31, 2000, the "Dogs"
              of Wall Street Portfolio underperformed the broader market with a total return of -10.02%. The Portfolio is laden with cheap value stocks that have not participated in the "new economy" market of the past year. Current top holdings include American Home Products, General Motors, Pitney Bowes, Minnesota Mining and Manufacturing and Newell Rubbermaid. We continue to believe that value names are an excellent way to invest and that the fundamentals for many of these companies are strong and improving.

                The prevailing attitude on Wall Street is that only new economy stocks make sense because they are taking market share from old economy companies. We feel that at current valuations many of the old economy stocks offer opportunities. As the earnings environment continues to broaden in 2000, these stocks should participate. Further consolidation will continue to play an important role.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[ALLIANCE GROWTH PORTFOLIO GRAPH]

                                                                 ALLIANCE GROWTH PORTFOLIO         RUSSELL 1000 GROWTH INDEX(1)
                                                                 -------------------------         ----------------------------
2/9/93                                                                     10000                              10000
11/30/93                                                                   10920                              10220
11/30/94                                                                   10818                              10497
11/30/95                                                                   16109                              14561
11/30/96                                                                   20628                              18388
11/30/97                                                                   26362                              23262
11/30/98                                                                   35831                              29927
1/31/99                                                                    45057                              34542
1/31/00                                                                    51407                              41407

               -------------------------------------------------------------
               ALLIANCE GROWTH PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          14.09%
                  5-year                                          35.60%
                  Since Inception (2/9/93)                        26.44%
               -------------------------------------------------------------

               (1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                The Alliance Growth Portfolio returned 14.09% for the
              twelve-month period ending January 31, 2000, largely due to an overweight in the technology sector and superior stock selection. Nokia (up 157.2%), Liberty Media (up 90.6%), Morgan Stanley Dean Witter (up 54.5%), EMC (up 95.6%) and Home Depot (up 40.7%) all contributed to the strong relative performance. As of January 31, 2000, information technology (31.2%), finance (14.5%), information and entertainment (13.0%) and healthcare (12.1%) continued to represent more than 70% of the Portfolio's market value. The top ten positions as of January 31, 2000, were Nokia, Tyco, Intel, Dell, Cisco, Microsoft, Schering Plough, AT&T-Liberty Media, MediaOne and Home Depot.

                     Past performance is no guarantee of future results.
---------------------

[MFS GROWTH AND INCOME PORTFOLIO]

                                                                   MFS GROWTH AND INCOME
                                                                         PORTFOLIO                       S&P 500 INDEX(1)
                                                                   ---------------------                 ----------------
2/9/93                                                                     10000                              10000
11/30/93                                                                   10780                              10551
11/30/94                                                                   10065                              10663
11/30/95                                                                   13378                              14606
11/30/96                                                                   15839                              18675
11/30/97                                                                   18973                              24002
11/30/98                                                                   22353                              29683
1/31/99                                                                    24694                              32705
1/31/00                                                                    25133                              36088


               -------------------------------------------------------------
               MFS GROWTH AND INCOME PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                           1.77%
                  5-year                                          19.66%
                  Since Inception (2/9/93)                        14.12%
               -------------------------------------------------------------

               (1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                For the year ended January 31, 2000, the Portfolio (up 1.77%)
              lagged the S&P 500 Index (up 10.34%) primarily due to its underweighting in technology stocks, which drove the market. In such an extremely narrow, momentum-focused market it is very difficult for a diversified growth and income portfolio with a lower risk profile than its index to outperform its benchmark over the short term.

                Basing our investment decisions more on relative risk versus the absolute risk of the Portfolio, we decided to gradually increase the Portfolio's weighting in technology and telecommunications relative to the index while keeping a close eye on valuations and the fundamental business outlooks for these companies. Through our media holdings, we capitalized on the rapid acceleration of advertising spending by Internet companies without exposing the Portfolio to the risks and volatility of traditional "dot.com" companies.

                The Portfolio located strong performers in a wide range of industries, including energy, industrial goods & services, consumer staples, retailing and financial services. Stocks such as BP Amoco, United Technologies, Procter & Gamble and Wal-Mart produced solid gains. Their success and the broadly diversified structure of the Portfolio highlight precisely what we're trying to accomplish -- growth of capital with less risk or price volatility than the S&P 500.

                Although it was a difficult period for the Portfolio, we believe our well-balanced exposure to market leaders in technology, telecommunications, financial services, retailing and industrial goods provides favorable growth prospects with lower risk relative to the overall market. If market strength continues to broaden as we anticipate, the Portfolio is well positioned to take advantage of this environment.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[PUTNAM GROWTH PORTFOLIO]

                                                                               RUSSELL 1000 GROWTH
                                                 PUTNAM GROWTH PORTFOLIO            INDEX(1)                S&P 500 INDEX(2)
                                                 -----------------------       -------------------          ----------------
2/9/93                                                  10000.00                    10000.00                    10000.00
11/30/93                                                10040.00                    10220.00                    10551.00
11/30/94                                                10059.00                    10497.00                    10663.00
11/30/95                                                13143.00                    14561.00                    14606.00
11/30/96                                                15761.00                    18388.00                    18675.00
11/30/97                                                19862.00                    23262.00                    24002.00
11/30/98                                                24343.00                    29927.00                    29683.00
1/31/99                                                 28341.00                    34542.00                    32705.00
1/31/00                                                 33020.00                    41407.00                    36088.00


               -------------------------------------------------------------
               PUTNAM GROWTH PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          16.51%
                  5-year                                          26.66%
                  Since Inception (2/9/93)                        18.67%
               -------------------------------------------------------------

               (1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

               (2)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

                For the 12-month period ending January 31, 2000, the Putnam
              Growth Portfolio returned 16.51%, outperforming the S&P 500 Index, which returned 10.34%. Large-capitalization growth stocks continued to lead the markets during this period.

                Strong stock selection was responsible for the period's
              outperformance. The Portfolio's best-performing stocks were in the technology, consumer staples and telecommunications sectors, with technology the clear market leader and prime contributor.

                Performance was hampered by weak stock performance in health care and consumer cyclicals, and by strong performance in the energy, basic industry, and capital goods sectors, where the Portfolio was underweighted. These sectors comprise economically sensitive cyclical stocks but lack the type of growth stocks that meet our large-cap growth investment criteria.

                     Past performance is no guarantee of future results.
---------------------

[REAL ESTATE PORTFOLIO GRAPH]

                                                                   REAL ESTATE PORTFOLIO          MORGAN STANLEY REIT INDEX (1)
                                                                   ---------------------          -----------------------------
6/2/97                                                                    10000.00                           10000.00
11/30/97                                                                  11530.00                           11608.00
5/31/98                                                                   11315.00                           11270.00
11/30/98                                                                  10027.00                           10044.00
1/31/99                                                                    9753.00                            9600.00
7/31/99                                                                   10027.00                            9996.00
1/31/00                                                                    8969.00                            9475.00


               -------------------------------------------------------------
               REAL ESTATE PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          -8.03%
                  Since Inception (6/2/97)                        -3.99%
               -------------------------------------------------------------

               (1)Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.


                Real Estate Investment Trusts posted a second consecutive year of negative performance. The Portfolio returned -8.03% for the 12 months ended January 31, 2000, while its benchmark, the Morgan Stanley REIT Index returned -1.30%, in contrast to the strong performance of the broader equity market. It is stranger still that REITs declined in value when privately-held real estate flourished. The National Council of Real Estate Investment Fiduciaries (NCREIF) property performance index, tracking property values in the private real estate market, was up 11.10% during 1999.

                This anomalous performance of the REIT market is primarily due to poor investor sentiment, which makes it difficult to predict when this market may rebound. As long-term investors, we focus on the fundamentals of underlying businesses. We strongly believe that many REITs still have excellent fundamentals, with projected near-term earnings ("Funds From Operations") growth in the 8%-12% range. We feel it is important to select only the highest quality companies in this industry because such companies normally have better long-term recovery prospects than holdings of lesser quality. In fact, several high-quality companies performed well. Apartment REITs like Home Properties of New York, Inc. and Apartment Investment & Management Co. returned 14% during 1999. Office REITs like Alexandria Real Estate (up 8.8%) and Boston Properties (up 7.8%) also posted positive returns.

                Although it is not certain when real estate security prices will recover, we remain fully invested. We believe REITs and other real estate stocks represent extraordinary value opportunities in an otherwise richly-priced equity market.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[Small Company Value Portfolio]

                                                               SMALL COMPANY VALUE PORTFOLIO          RUSSELL 2000 INDEX(1)
                                                               -----------------------------          ---------------------
12/14/1998                                                                 10000                              10000
1/31/1999                                                                  10049                              10760
4/30/1999                                                                   9779                              10943
7/31/1999                                                                  10600                              11286
10/31/1999                                                                  9905                              10914
1/31/2000                                                                  10589                              12668


               -------------------------------------------------------------
               SMALL COMPANY VALUE PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                           5.37%
                  Since Inception (12/14/98)                       5.19%
               -------------------------------------------------------------

               (1)The Russell 2000 Index is comprised of the smallest 200 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.

                The Small Company Value Portfolio gained 5.37% for the 12-month period ended January 31, 2000, versus the Russell 2000 Index return of 17.73%. We believe stock selection within the Portfolio was good, with the following companies making significant contributions: Polymedica (up 150%), Atwood Oceanics (up 125%), Topps (up 100%), Synthetic Industries (up 100%), Lifecore Biomedical (up 100%), Inprise (up 100%) and Whitehall Jewelers (up 100%). Continued merger and acquisition activity throughout 1999 benefited approximately 13% of the Portfolio.

                The producer durable stocks within the Portfolio underperformed.
              The Portfolio is overweighted in producer durables and individual stock selection within the sector was poor. The following stocks were examples: System Software Associates(down 90%), Res-Care (down 55%), Regis (down 30%) and Borg Warner (down 40%).

                We think the outlook for the Portfolio looks favorable for 2000.
              The relative valuations for small cap stocks remain at historical lows; value stocks have particularly depressed valuations. We believe the market for small cap stocks is also broadening, and that the valuation gap between small cap value and growth stocks has reached an extreme and should reverse. We consider the fundamentals for the small cap group to be strong and feel that earnings revisions for small cap stocks are becoming more positive with overall profit growth for small caps improving relative to large caps. In our view, the brisk pace of merger and acquisition activity among smaller companies should continue throughout 2000.

                     Past performance is no guarantee of future results.
---------------------

[MFS Mid-Cap Growth Portfolio]

                                                                MFS MID-CAP GROWTH PORTFOLIO          RUSSELL 2000 INDEX(1)
                                                                ----------------------------          ---------------------
4/1/1999                                                                    10000                             10000
4/30/1999                                                                   10610                             10896
7/31/1999                                                                   11090                             11238
10/31/1999                                                                  12810                             10867
1/31/2000                                                                   15826                             12614
MFS Mid-Cap Growth Portfolio
Total Return as of 1/31/00*
Since Inception (4/1/99)                                                   58.26%
*Not annualized.
(1) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing
    approximately 11% of the Russell 3000 total market
    capitalization. The Index was developed with a base
    value of $135.00 as of December 31, 1986

                The Portfolio posted a since-inception return of 58.26%, against the Russell 2000 Index return of 26.14% for the same period. Two main areas contributing to this outperformance were semiconductor capital equipment and Internet infrastructure. We bought into semiconductor capital equipment companies when many of their stock prices were stagnating, and they rose strongly late in the year. Our biggest success in Internet infrastructure was Network Solutions. We bought the stock on a dip in price, and subsequently Network Solutions negotiated a favorable contract with the government. Since then the stock has soared to the point where we've had to sell some of our position to keep it from being too large a part of the Portfolio. This exemplifies something we look for in the market: "second chance" opportunities, when a company has suffered a decline in share price that we believe unjustified and therefore temporary.

                For 2000, we have positioned a substantial part of the Portfolio in three major areas: energy, transaction processors and health care. We have significantly increased our weighting in the energy sector since mid-1999, focusing on deep-water oil drillers and natural gas exploration and production. Transaction processors are another major theme. These are companies that process customer transactions for mutual funds, banks and credit card issuers, as well as bill payment for the cable industry. Stocks in the health care sector were generally beaten down in 1999 because Medicare cut back reimbursements and changed the payment system. However, we believe that these are solid companies with good potential for stock price appreciation in 2000.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[AGGRESSIVE GROWTH PORTFOLIO GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO           RUSSELL 2000 INDEX(1)
                                                                ---------------------------           ---------------------
6/3/96                                                                    10000.00                           10000.00
11/30/96                                                                  10360.00                            9864.00
5/31/97                                                                   10099.00                           10675.00
11/30/97                                                                  11771.00                           12148.00
5/31/98                                                                   12081.00                           12941.00
11/30/98                                                                  12331.00                           11342.00
1/31/99                                                                   15534.00                           12205.00
7/31/99                                                                   16205.00                           12801.00
1/31/00                                                                   24951.00                           14369.00

               -------------------------------------------------------------
               AGGRESSIVE GROWTH PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          60.62%
                  Since Inception (6/3/96)                        28.33%
               -------------------------------------------------------------

               (1)The Russell 2000 Index is comprised of the smallest 200 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.

                The Aggressive Growth Portfolio's annual period was marked by stellar performance, returning 60.62% for the 12 months ended January 31, 2000, outpacing the 17.73% return of the benchmark Russell 2000 Index. This outperformance was a direct result of the Portfolio's year-long investment themes within the technology, telecommunications and biotechnology sectors. Outperformers in the technology group included BroadVision, Inc., DoubleClick, Inc., Engage Technologies, Inc., Vignette Corp., Yahoo! Inc., Carrier Access Corp. and Proxim, Inc. Top performers in the biotechnology group included Alkermes, Inc., Invitrogen Corp., Affymetrix, Inc. and Myriad Genetics, Inc.

                While we believe that these sectors will continue to outperform, we also expect increased volatility as we enter 2000. In addition, we believe the Portfolio is poised to benefit from an increase in market breadth, including the small cap sector, which began during the last quarter of 1999.

                     Past performance is no guarantee of future results.
---------------------

INTERNATIONAL GROWTH AND INCOME PORTFOLIO GRAPH]

                                                               INTERNATIONAL GROWTH & INCOME
                                                                         PORTFOLIO                     MSCI EAFE INDEX (1)
                                                               -----------------------------           -------------------
6/2/97                                                                     10000                              10000
11/30/97                                                                   10410                               9586
5/31/98                                                                    12436                              11141
11/30/98                                                                   11407                              11195
1/31/99                                                                    11813                              11607
7/31/99                                                                    13816                              12480
1/31/00                                                                    13938                              13878

               -------------------------------------------------------------
               INTERNATIONAL GROWTH AND INCOME PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          17.99%
                  Since Inception (6/2/97)                        13.25%
               -------------------------------------------------------------

               (1)The Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

                For the 12-month period ending January 31, 2000, the
              International Growth and Income Portfolio returned 17.99%, trailing the MSCI EAFE Index, which returned 19.57%. Large-capitalization stocks dominated the markets and growth equities outperformed their value counterparts.

                Strong stock selection was primarily responsible for the
              Portfolio's strong gains. Our best-performing stocks were in the financial, basic materials and communications services sectors. Strong performance among selected capital goods holdings was also a prime contributor to the Portfolio's advances.

                Performance was hampered by weak stock performance in the
              consumer cyclicals and technology sectors. Underweighted exposure to the strong technology sector and overweighted exposure to the weak utilities sector were also primary detractors from Portfolio performance.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[GLOBAL EQUITIES PORTFOLIO GRAPH]

                                                                 GLOBAL EQUITIES PORTFOLIO             MSCI WORLD INDEX (1)
                                                                 -------------------------             --------------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10990.00                           11497.00
11/30/94                                                                  11755.00                           12610.00
11/30/95                                                                  13574.00                           15006.00
11/30/96                                                                  16046.00                           17891.00
11/30/97                                                                  18180.00                           20218.00
11/30/98                                                                  20968.00                           24348.00
1/31/99                                                                   23090.00                           26103.00
1/31/00                                                                   28555.00                           30182.00

               -------------------------------------------------------------
               GLOBAL EQUITIES PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          23.67%
                  5-year                                          20.17%
                  Since Inception (2/9/93)                        16.23%
               -------------------------------------------------------------

               (1)The MSCI World Index is one of the Morgan Stanley Capital International indexes and measures stock market performance in the U.S., Europe, Canada, Australia, New Zealand, the Far East and emerging markets.


                The Global Equities Portfolio (up 23.67%) outperformed the MSCI
              World Index (up 15.63%) for the 12 months ending January 31, 2000. Stock selection within Europe, Japan and North America was superior and contributed disproportionately to relative return. Top performing issues included AT&T-Liberty Media (U.S.), Mannesmann (Germany), NTT Mobile Communications (Japan), Nokia (Finland), Softbank (Japan), British Sky Broadcasting (U.K.), A.E.S. (U.S.) and China Telecom (Hong Kong). The top positions as of January 31, 2000, were Mannesmann, Tyco, Intel, Canon, AT&T-Liberty Media, United Pan-Europe Communications, Cisco, Morgan Stanley Dean Witter and Microsoft.

                     Past performance is no guarantee of future results.
---------------------

[INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO GRAPH]

                                                                 INTERNATIONAL DIVERSIFIED
                                                                     EQUITIES PORTFOLIO                MSCI EAFE INDEX (1)
                                                                 -------------------------             -------------------
10/28/94                                                                   10000                              10000
11/30/95                                                                   10233                              10275
11/30/96                                                                   11752                              11513
11/30/97                                                                   12165                              11498
11/30/98                                                                   14395                              13428
1/31/99                                                                    14630                              13923
1/31/00                                                                    16949                              16647

               -------------------------------------------------------------
               INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          15.85%
                  5-year                                          12.99%
                  Since Inception (10/28/94)                      10.54%
               -------------------------------------------------------------

               (1)The Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

                For the year ended January 31, 2000, international markets (the
              MSCI EAFE Index) returned 19.56%, outperforming the S&P 500 10.34%, a trend we expect to continue for the next few years. The International Diversified Equities Portfolio returned 15.85% for the reporting period.

                Last year was one in which aggression and speculation were rewarded, imagination proving a better investment tool than valuation and the historic relationship between equity and interest rates. However, we erred on the side of caution. As of January 31, 2000, our relative regional allocations were overweighted in Asia and Japan, neutral in the Euro bloc and very underweighted in the non-Euro countries. We also have a stake in emerging markets, specifically Korea and India. We are closely watching economic and market developments as we examine our fully invested position.

                We believe the major regional markets are supported by moderate economic growth and reform-driven increases in capital returns. Japan is still early in a secular bull market cycle, Asia is using the economic upswing to follow through on cost-cutting and reforms, and Europe, though vulnerable to high valuation levels and a tight correlation to the U.S., should benefit from accelerating economic growth and supply side reforms. We believe that global inflation, with the possible exception of the U.S., is benign. Cyclical pressures, such as occur in Europe, should be offset by fierce global competition and positive structural change.

                     Past performance is no guarantee of future results.
                                                           ---------------------

[EMERGING MARKETS PORTFOLIO PERFORMANCE GRAPH]

                                                                                                    MSCI EMERGING MARKETS FREE
                                                                 EMERGING MARKETS PORTFOLIO                  INDEX(1)
                                                                 --------------------------         --------------------------
6/2/97                                                                    10000.00                           10000.00
11/30/97                                                                   8030.00                            7725.00
5/31/98                                                                    7647.00                            7171.00
11/30/98                                                                   6275.00                            5994.00
1/31/99                                                                    6287.00                            5812.00
7/31/99                                                                    8430.00                            8038.00
01/31/00                                                                  11120.00                            9890.00

               -------------------------------------------------------------
               EMERGING MARKETS PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00
               -------------------------------------------------------------
                  1-year                                          76.86%
                  Since Inception (6/2/97)                         4.06%
               -------------------------------------------------------------

               (1)The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index is a capitalization-weighted equity index composed of companies that are representative of the market structure of the following counties: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, south Africa, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

                For the 12-month period ending January 31, 2000, the Emerging
              Markets Portfolio returned 76.86%, outperforming the MSCI Emerging Markets Free Index, which returned 70.17%.

                Our strong returns resulted from positive stock selection. Early in the period, the Portfolio benefited from heavy exposure to electronic stocks in Taiwan and Greek bank stocks. Later, performance was boosted by stock selection in Korea, especially the focus on liquid blue chips. Stock selection in Mexico also aided performance, including heavy weightings in telecommunications giant Telefonos de Mexico SA and media company Grupo Televisa SA. On the negative side, stock selection in Argentina restrained returns.

                Country selection also was positive, including underweighting the poorly performing Greek market and a significant out-of-benchmark position in the strong Malaysian market. However, performance was hurt by a lack of exposure in the Russian market, which rallied.

                     Past performance is no guarantee of future results.
---------------------

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